    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1997

                                                                File No. 2-89729
                                                               File No. 811-3980
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                       POST-EFFECTIVE AMENDMENT NO. 43                     [x]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]

                              AMENDMENT NO. 46                             [x]

                                    MAS FUNDS
                         ------------------------------
                           (Exact Name of Registrant)


 c/o Miller Anderson & Sherrerd, LLP
            One Tower Bridge
              P.O. Box 868
          West Conshohocken, PA                               19428-068
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's Telephone Number, including Area Code: (610) 940-5065
                                                           --------------

                              Ms. Lorraine Truten
                                One Tower Bridge
                         West Conshohocken, PA 19428-068
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:


                           John H. Grady, Jr. Esquire
                           Morgan, Lewis & Bockius LLP
                               1800 M Street, N.W.
                             Washington, D.C. 20036
--------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box)

__X__ Immediately upon filing pursuant to paragraph (b), or
_____ On [date] pursuant to paragraph (b), or
_____ 60 days after filing pursuant to paragraph (a), or
_____ On [date] pursuant to paragraph (a) of Rule 485, or
_____ 75 days after filing pursuant to paragraph (a) of Rule 485.
--------------------------------------------------------------------------------


   DECLARATION PURSUANT TO RULE 24f-2: Pursuant to Rule 24f-2 under the Investment Company Act of 1940 the Registrant has elected to register an indefinite amount of securities. Registrant filed a Rule 24f-2 Notice on November 27, 1996 for the Registrant's fiscal year ending September 30, 1996.

                                    MAS FUNDS

                         POST-EFFECTIVE AMENDMENT NO. 43
                              CROSS REFERENCE SHEET


N-1A ITEM NO.                                                     LOCATION
===================================================================================================

PART A

 Item 1.   Cover Page                                            Cover Page
 Item 2.   Synopsis                                              Prospectus Summary
 Item 3.   Condensed Financial Information                       Financial Highlights
 Item 4.   General Description of Registrant                     Investment Limitations; Portfolio
                                                                 Summary;  Prospectus Glossary:
                                                                 Strategies and Investments; Risk
                                                                 Factors; Fund Expenses; General
                                                                 Shareholder Information; Other
                                                                 Information
 Item 5.   Management of the Fund                                Investment Adviser; Administrative
                                                                 Services; Shareholder Services;
                                                                 General Distribution Agent; Portfolio
                                                                 Management; Trustees and Officers;
                                                                 Other Information
 Item 6.   Capital Stock and Other Securities                    Dividends, Capital Gains,
                                                                 Distributions and Taxes; Valuation of
                                                                 Shares; Portfolio Transactions; Other
                                                                 Information
 Item 7.   Purchase of Securities Being Offered                  Purchase of Shares; Redemption of
                                                                 Shares
 Item 8.   Redemption or Repurchase                              Purchase of Shares; Redemption of
                                                                 Shares
 Item 9.   Pending Legal Proceedings                             Litigation



PART B

 Item 10.   Cover Page                                           Cover Page
 Item 11.   Table of Contents                                    Table of Contents
 Item 12.   General Information and History                      Business History



N-1A ITEM NO.                                                     LOCATION
===================================================================================================
Item 13.   Investment Objectives and Policies                    Investment Objectives and Policies;
                                                                 Investment Limitations; Appendix:
                                                                 Description of Securities and Ratings

Item 14.   Management of the Registrant                          Management of the Fund
Item 15.   Control Persons and Principal
           Holders of Securities                                 Management of the Fund
Item 16.   Investment Advisory and Other
           Services                                              Investment Adviser; Shareholder
                                                                 Services; Distributor For Fund;
Item 17.   Brokerage Allocation                                  Portfolio Transactions
Item 18.   Capital Stock and Other Securities                    General Information - Description of
                                                                 Shares and Voting Rights
Item 19.   Purchase, Redemption, and Pricing
           of Securities Being Offered                           Purchase of Shares;
                                                                 Redemption of Shares
Item 20.   Tax Status                                            Tax Considerations
Item 21.   Underwriters                                          Distributor for Funds
Item 22.   Calculation of Yield Quotations                       Computation of Yield and Calculation
                                                                 of Total Return; Performance
                                                                 Information
Item 23.   Financial Statements                                  Financial Statements

Part C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

--LOGO---------------------------------------------------------------PROSPECTUS


                                January 31, 1997


--------------------------------------------------------------------------------
Client Services: 1-800-354-8185   Prices and Investment Results: 1-800-522-1525
-------------------------------------------------------------------------------

MAS Funds (the Fund) is a no-load mutual fund consisting of twenty-six portfolios, twenty-three of which are described in this Prospectus. Each portfolio in this Prospectus operates as a separate diversified investment company except the Global Fixed Income and International Fixed Income Portfolios which are non-diversified investment companies. The investment objective of each portfolio is described with a summary of investment policies as referenced below. The Fund's Small Cap Value Portfolio is not currently being offered to new investors. This Prospectus offers the Institutional Class Shares of the Fund. The Fund also offers Adviser Class Shares and Investment Class Shares.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Shares of the Cash Reserves Portfolios are neither insured nor guaranteed by the U.S. Government. The Portfolio seeks to maintain, but there can be no assurance that it will be able to maintain, a constant net asset value of $1.00 per share.
-------------------------------------------------------------------------------
The High Yield Portfolio will invest primarily, and certain other portfolios of the Fund may invest to varying degrees, in high yield, high risk securities which are speculative with regard to payment of interest and return of principal (commonly referred to as junk bonds); therefore, investments in these portfolios may not be suitable for all investors. See High Yield Investing in the Glossary of Strategies for additional information regarding certain risks associated with investment in such securities.

--------------------------------------------------------------------------------
                            PORTFOLIO PAGE REFERENCE


How to Use This           Fixed Income:                  Balanced:          35
Prospectus:         3       Cash Reserves         22     Multi-Asset-Class: 36
Portfolio Summaries:        Domestic Fixed Income 23     Balanced Plus:     37
Equity:                     Fixed Income          24     Prospectus Glossary:
  Equity           19       Fixed Income II       25       Strategies       38
  Growth           19       Global Fixed Income   26       Investments      43
  International             High Yield            27     General Shareholder
Equity             20       Intermediate Duration 28      Information:      53
  Mid Cap Growth   20       International Fixed          Table of
  Mid Cap Value    21        Income               29     Contents:  Back Cover
  Small Cap Value  21       Limited Duration      30
  Value            22       Mortgage-Backed
                            Securities            31
                            Municipal             32
                            PA Municipal          33
                            Special Purpose Fixed
                             Income               34

This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1997 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.


        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
             THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                         ADEQUACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MILLER
ANDERSON
& SHERRERD, LLP__ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185_

EXPENSE SUMMARY - INSTITUTIONAL CLASS SHARES


The following tables illustrate the various expenses and fees that a shareholder for that portfolio will incur either directly or indirectly. The expenses and fees set forth below are based on each portfolio's operations during the fiscal year ended September 30, 1996, except portfolios whose Total Operating Expenses have been capped. An estimate has been provided for portfolios with less than 10 months of operations.


       Shareholder Transaction Expenses:
       Sales Load Imposed on Purchases                               None
       Sales Load Imposed on Reinvested Dividends                    None
       Redemption Fees                                               None
       Exchange Fees                                                 None

       Annual Fund Operating Expenses:
       (as a percentage of average net assets after fee waivers)
       12b-1 Fees                                                    None


                                   Investment                        Total
                                    Advisory          Other        Operating
          Portfolio                   Fees          Expenses        Expenses
-------------------------------------------------------------------------------
Equity                               0.500%           0.102%          0.602%
Growth                               0.500            0.100           0.600
International Equity                 0.500            0.190           0.690
Mid Cap Growth                       0.500            0.104           0.604
Mid Cap Value                        0.564*           0.318           0.882
Small Cap Value                      0.750            0.112           0.862
Value                                0.500            0.108           0.608
Cash Reserves                        0.155*           0.172           0.327
Domestic Fixed Income                0.362*           0.155           0.517
Fixed Income                         0.375            0.108           0.483
Fixed Income II                      0.375            0.122           0.497
Global Fixed Income                  0.375            0.221           0.596
High Yield                           0.375            0.116           0.491
Intermediate Duration                0.244*           0.314           0.558
International Fixed Income           0.375            0.159           0.534
Limited Duration                     0.300*           0.126           0.426
Mortgage-Backed Securities           0.335*           0.165           0.500
Municipal                            0.288*           0.221           0.509
PA Municipal                         0.228*           0.278           0.506
Special Purpose Fixed Income         0.375            0.116           0.491
Balanced                             0.450            0.124           0.574
Multi-Asset-Class                    0.570*+          0.210           0.780
Balanced Plus                        0.550            0.150           0.700

   Where applicable as described in Financial Highlights, the Total Operating Expense ratios reflected in the table above are higher than the ratio of expenses actually deducted from portfolio assets because of the effect of expense offset arrangements. The result of such arrangements is to offset expense that otherwise would be deducted from portolio assets.
* Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets for the Mid Cap Value, Cash Reserves, Domestic Fixed Income, Intermediate Duration, Limited Duration, Mortgage-Backed Securities, Municipal, PA Municipal and Multi-Asset-Class Portfolios from exceeding 0.88%, 0.32%, 0.50%, 0.52%, 0.42%, 0.50%, 0.50%, 0.50% and 0.780%, respectively. Absent fee waivers and reimbursements by the Adviser, Total Operating Expenses would be 1.068%, .422%, .530%, .689%, .540%, .596%, .653% and .860%, for the Mid Cap Value,
   Cash Reserves, Domestic Fixed Income, Intermediate Duration, Mortgage-Backed Securities, Municipal, PA Municipal and Multi-Asset-Class Portfolios, respectively.
+ On November 21, 1996 shareholders of the Multi-Asset Class Portfolio approved an increase in the Advisory Fee from 0.45% to 0.65% of average daily net assets. The Investment Advisory Fees and Total Operating
   Expenses have been adjusted to reflect this change.

-------------------------------------------------------------------------------
MAS Funds - 2             Terms in bold type are defined in Prospectus Glossary

EXAMPLE

The purpose of this table is to assist in understanding the various expenses that a shareholder in a portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. For portfolios with less than 10 months of operations, only the 1 and 3 year examples are shown.

          Portfolio              1 year      3 year      5 year      10 year
------------------------------------------------------------------------------
Equity                             $6          $19         $34         $ 75
Growth                              6           19          --           --
International Equity                7           22          38           86
Mid Cap Growth                      6           19          34           75
Mid Cap Value                       9           28          49          109
Small Cap Value                     9           28          48          106
Value                               6           19          34           76
Cash Reserves                       3           11          18           41
Domestic Fixed Income               5           17          29           65
Fixed Income                        5           15          27           61
Fixed Income II                     5           16          28           62
Global Fixed Income                 6           19          33           75
High Yield                          5           16          27           62
Intermediate Duration               6           18          31           70
International Fixed Income          5           17          30           67
Limited Duration                    4           14          24           54
Mortgage-Backed Securities          5           16          28           63
Municipal                           5           16          28           64
PA Municipal                        5           16          28           64
Special Purpose Fixed Income        5           16          27           62
Balanced                            6           18          32           72
Multi-Asset-Class                   8           25          43           97
Balanced Plus                       7           22          --           --

                          HOW TO USE THIS PROSPECTUS


A PROSPECTUS SUMMARY begins on page 4;

FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page 8;

GENERAL INFORMATION including INVESTMENT LIMITATIONS pertinent to all portfolios begins on page 16;

SUMMARY PAGES for each portfolio's Objective, Policies and Strategies begin on page 19;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 38;

GENERAL SHAREHOLDER INFORMATION begins on page 53.

-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary             MAS Funds - 3

                              PROSPECTUS SUMMARY

EQUITY PORTFOLIOS

Equity - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Common Stocks of companies which are deemed by the Adviser to have earnings growth potential greater than the economy in general and greater than the expected rate of inflation.


Growth - seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of Common Stocks of larger size companies that are deemed by the Adviser to offer long-term growth potential.

International Equity - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Foreign Equities.

Mid Cap Growth - seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of Common Stocks of smaller and medium size companies that are deemed by the Adviser to offer long-term growth potential.

Mid Cap Value - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in Common Stocks with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index.

Small Cap Value - (not currently offered to new investors) seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Common Stocks with equity capitalizations in the range of companies represented in the Russell 2000 Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The portfolio will typically exhibit lower price/earnings and price/book value ratios than the Russell 2000.

Value - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Common Stocks which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

FIXED-INCOME PORTFOLIOS

Cash Reserves - seeks to realize maximum current income, consistent with preservation of capital and liquidity, by investing in a diversified portfolio of money-market instruments, Cash Equivalents and other short-term securities having expected maturities of thirteen months or less. The portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.


Domestic Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Governments, Corporates rated "A" or higher, Mortgage Securities, other Fixed-Income Securities rated "A" or higher of domestic issuers and Derivatives. The portfolio's average weighted maturity will ordinarily be greater than five years.

--------------------------------------------------------------------------------
MAS Funds - 4         Terms in bold type are defined in the Prospectus Glossary

Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, Corporates, Mortgage Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.


Fixed Income II - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, investment-grade Corporates, Mortgage Securities, Foreign Bonds and other Fixed-Income Securities (rated A or higher) and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.


Global Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-grade Fixed-Income Securities, Foreign Bonds and Derivatives representing securities of United States and foreign issuers. The portfolio's average weighted maturity will ordinarily exceed five years.

High Yield - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of High Yield Securities, Corporates and other Fixed-Income Securities (including bonds rated below investment grade) and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.

Intermediate Duration - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments and investment-grade Corporates, Mortgage Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives. The portfolio will maintain an average duration of between two and five years.

International Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-grade Foreign Bonds and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.

Limited Duration - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, Mortgage Securities, investment-grade Corporates and other Fixed-Income Securities. The portfolio will maintain an average duration of between one and three years.

Mortgage-Backed Securities - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Mortgage Securities and other Fixed-Income Securities and Derivatives. The portfolio's average weighted maturity will ordinarily exceed seven years.


Municipal - seeks to realize above-average total return over a market cycle of three to five years, consistent with conservation of capital and the realization of current income which is exempt from federal income tax, by investing primarily in a diversified portfolio of Municipals and other Fixed-Income Securities and Derivatives, including a limited percentage of bonds rated below investment grade. The portfolio's average weighted maturity will ordinarily be between five and ten years.

PA Municipal - seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax and Pennsylvania personal income tax by investing in a diversified portfolio of PA Municipals and other Fixed-Income Securities and Derivatives including a limited percentage of bonds rated below investment grade. The portfolio's average weighted maturity will ordinarily be between five and ten years.


Special Purpose Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, Cor-

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 5
porates, Mortgage Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives. The portfolio is structured to complement an investment in one or more of the Fund's Equity Portfolios for investors seeking a balanced investment. The portfolio's average weighted maturity will ordinarily exceed five years.

BALANCED INVESTING

Balanced Portfolio - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of Equity Securities, Fixed-Income Securities and Derivatives. When the Adviser judges the relative outlook for the equity and fixed-income markets to be neutral, the portfolio will be invested 60% in equity securities and 40% in fixed-income securities. The asset mix is actively managed by the Adviser, with equity securities ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

Multi-Asset-Class Portfolio - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Equity Securities, Fixed-Income Securities and High Yield Securities of United States and foreign issuers and Derivatives. The asset mix is actively managed by the Adviser.


Balanced Plus Portfolio - seeks to achieve above average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of Common Stocks of domestic and foreign issuers and Fixed-Income Securities.


RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to each Portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:

o Each portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;

o Each portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;


o Fixed-Income Securities that may be acquired by the Portfolios will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa;

o Investments in Common Stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Portfolio's net asset value.


o Securities purchased on a When-Issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;


o Each portfolio (except the Cash Reserves Portfolio) may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so;


o Each portfolio (except the Cash Reserves Portfolio) may invest in certain instruments such as Forwards, certain types of Futures & Options, certain types of Mortgage Securities and When-Issued Securities which

--------------------------------------------------------------------------------
MAS Funds - 6         Terms in bold type are defined in the Prospectus Glossary
   require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, a portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses;

o Investments in floating rate securities (Floaters) and inverse floating rate securities (Inverse Floaters) and mortgage-backed securities (Mortgage Securities), including principal-only and interest-only Stripped Mortgage-Backed Securities (SMBS), may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets);

o From time to time Congress has considered proposals to restrict or eliminate the tax-exempt status of Municipals. If such proposals were enacted in the future, the Municipal Portfolio and the PA Municipal Portfolio would reconsider their investment objectives and policies;

o Investments in securities rated below investment grade, generally referred to as High Yield, high risk or junk bonds, carry a high degree of credit risk and are considered speculative by the major rating agencies;

o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. See Foreign Investing. The portfolios investing in foreign securities may also engage in foreign currency exchange transactions. See Forwards, Futures & Options, and Swaps; and,


o The Global Fixed Income and International Fixed Income Portfolios are Non-Diversified for purposes of the Investment Company Act of 1940, as amended, meaning that they may invest a greater percentage of assets in the securities of one issuer than the other portfolios.

HOW TO INVEST: Institutional Class Shares of each portfolio are available to clients of the Adviser with combined investments of $5,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Shares are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The Fund also offers Investment and Adviser Class Shares which differ from the Institutional Class Shares in expenses charged and purchase requirements. Further information relating to the other classes may be obtained by calling 800-354-8185.


HOW TO REDEEM: Shares of each portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price, except ordinarily in the case of the Cash Reserves Portfolio which seeks to maintain, but does not guarantee, a constant net asset value per share of $1.00. See Redemption of Shares and Shareholder Services.


THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser" or "MAS") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Group, Inc. and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of the date of this Prospectus had in excess of $40.9 billion in assets under management.


THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.


ADMINISTRATIVE SERVICES: The Adviser provides the Fund directly, or through third parties, with fund administration services. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, serves as Transfer Agent to the Fund. See Administrative Services.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 7

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

     Selected per share data and ratios for a share outstanding throughout each period

     The following information should be read in conjunction with the Fund's financial statements which are included in the Annual Report to Shareholders incorporated by reference in the Statement of Additional Information.
The Fund's financial statements for the year ended September 30, 1996 have been examined by Price Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information. As of the fiscal year ended September 30, 1996, the Growth and Balanced Plus
                    Portfolios had not commenced operations.

(Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993 except for the Mid Cap Value, Cash Reserves, Global Fixed Income, Intermediate Duration, International Fixed Income and Multi-Asset-Class Portfolio.)



                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)      capital gains)   Distributions
--------------------------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Operations 11/14/84)##
1996     $24.43       $0.50           $3.26         $3.76          (0.50)        ($ 2.02)            --
1995      21.05        0.52            4.55          5.07          (0.52)          (1.17)            --
1994      22.82        0.44            0.41          0.85          (0.41)          (2.21)            --
1993      22.04        0.41            1.95          2.36          (0.43)          (1.15)            --
1992      20.78        0.43            1.86          2.29          (0.42)          (0.61)            --
1991      15.86        0.44            5.64          6.08          (0.44)          (0.72)            --
1990      18.65        0.48           (2.57)        (2.09)         (0.54)          (0.16)            --
1989      14.48        0.51            4.15          4.66          (0.46)          (0.03)            --
1988      17.14        0.40           (1.93)        (1.53)         (0.32)          (0.81)            --
1987      14.09        0.43            3.67          4.10          (0.41)          (0.64)            --
International Equity Portfolio (Commencement of Operations 11/25/88)##
1996     $12.51       $0.31          $ 0.77        $ 1.08         ( 0.29)         ($0.06)            --
1995      14.52        0.19           (0.75)        (0.56)          --             (1.35)          ($0.10)+
1994      13.18        0.12            1.63          1.75          (0.16)          (0.25)            --
1993      11.03        0.21            2.14          2.35          (0.20)           --               --
1992      11.56        0.36           (0.33)         0.03          (0.56)           --               --
1991       9.83        0.22            1.83          2.05          (0.23)          (0.09)            --
1990      11.86        0.26           (1.90)        (1.64)         (0.31)          (0.08)            --
1989      10.00        0.26            1.75          2.01          (0.15)           --               --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio     Average
            Total        End of       Total       Period      to Average   to Average    Turnover   Commission
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate       Rate###
---------------------------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Operations 11/14/84)##
1996       ($2.52)       $25.67       16.48%    $1,442,261       0.60%        1.95%         67%       $0.0557
1995        (1.69)        24.43       26.15      1,597,632       0.61         2.39          67
1994        (2.62)        21.05        4.11      1,193,017       0.60         2.10          41
1993        (1.58)        22.82       11.05      1,098,003       0.59         1.86          51
1992        (1.03)        22.04       11.55        918,989       0.59         2.03          21
1991        (1.16)        20.78       40.18        675,487       0.60         2.36          33
1990        (0.70)        15.86      (11.67)       473,261       0.59         2.66          44
1989        (0.49)        18.65       32.95        602,261       0.59         3.29          29
1988        (1.13)        14.48       (8.41)       385,864       0.62         2.99          51
1987        (1.05)        17.14       30.89        322,803       0.66         2.88          66
International Equity Portfolio (Commencement of Operations 11/25/88)##
1996       ($0.35)       $13.24        8.87%    $  635,706       0.69%        1.88%         78%       $0.0093
1995        (1.45)        12.51       (3.36)     1,160,986       0.70         1.90         112
1994        (0.41)        14.52       13.33      1,132,867       0.64         0.89          69
1993        (0.20)        13.18       21.64        891,675       0.66         1.23          43
1992        (0.56)        11.03        0.37        512,127       0.70         1.41          42
1991        (0.32)        11.56       21.22        274,295       0.67         2.08          51
1990        (0.39)         9.83      (14.38)       126,035       0.65         2.40          45
1989        (0.15)        11.86       20.36         87,083       0.63*        3.05*          4

  * Annualized
 ** Total return figures for partial years are not annualized.
  + Represents distributions in excess of net realized gains.
 ## For the years ended September 30, 1995 and September 30, 1996, the Ratio of
    Expenses to Average Net Assets for the Equity and International Equity Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.60% and 0.66%, respectively for the fiscal year ended September 30, 1995 and 0.60% and 0.65%, respectively for the fiscal year ended September 30, 1996.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate paid for trades on which commissions were charged.

--------------------------------------------------------------------------------
MAS Funds - 8         Terms in bold type are defined in the Prospectus Glossary

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

-----------------------------------------------------------------------------




                                  Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)      capital gains)   Distributions
-------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Operations 3/30/90)#, ##
1996     $18.60       $0.01           $4.70         $4.71         ($0.03)         ($2.75)             --
1995      16.29        0.03            4.21          4.24          (0.03)          (1.90)             --
1994      18.56        0.02           (0.58)        (0.56)         (0.01)          (1.70)             --
1993      14.51        0.01            4.80          4.81           --             (0.76)             --
1992      14.92        0.01            0.44          0.45          (0.03)          (0.83)             --
1991       9.00        0.04            5.91          5.95          (0.03)           --                --
1990      10.00        0.02           (1.01)        (0.99)         (0.01)           --                --
Mid Cap Value Portfolio (Commencement of Operations 12/30/94)##
1996     $13.45       $0.11           $2.52         $2.63        ($ 0.55)         ($1.04)             --
1995      10.00        0.55o           2.90          3.45           --              --                --
Small Cap Value Portfolio (Commencement of Operations 7/01/86)#, ##
1996     $18.28       $0.18           $3.62         $3.80         ($0.20)         ($2.24)             --
1995      17.67        0.19            2.49          2.68          (0.14)          (1.93)             --
1994      17.55        0.16            1.14          1.30          (0.24)          (0.94)             --
1993      12.84        0.18            4.64          4.82          (0.11)           --                --
1992      11.45        0.10            1.48          1.58          (0.19)           --                --
1991       7.20        0.23            4.21          4.44          (0.19)           --                --
1990      10.42        0.28           (3.05)        (2.77)         (0.45)           --                --
1989       8.54        0.34            1.74          2.08          (0.20)           --                --
1988      10.24        0.18           (1.42)        (1.24)         (0.14)          (0.32)             --
1987       9.35        0.13            0.84          0.97          (0.08)           --                --
Value Portfolio (Commencement of Operations 11/05/84)##
1996     $14.89       $0.30           $2.20         $2.50         ($0.32)         ($1.46)             --
1995      12.63        0.31            3.34          3.65          (0.31)          (1.08)             --
1994      12.76        0.30            0.59          0.89          (0.29)          (0.73)             --
1993      12.67        0.30            1.92          2.22          (0.31)          (1.82)             --
1992      12.92        0.35            1.05          1.40          (0.38)          (1.27)             --
1991      10.29        0.44            3.79          4.23          (0.44)          (1.16)             --
1990      14.56        0.52           (3.14)        (2.62)         (0.62)          (1.03)             --
1989      12.42        0.54            2.73          3.27          (0.47)          (0.66)             --
1988      15.81        0.48           (1.68)        (1.20)         (0.46)          (1.73)             --
1987      14.26        0.55            2.47          3.02          (0.53)          (0.94)             --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

---------------------------------------------------------------------------------------------------------------
                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio     Average
            Total        End of       Total       Period      to Average   to Average    Turnover   Commission
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate       Rate###
---------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Operations 3/30/90)#, ##
1996       ($2.78)       $20.53       28.81%    $  403,281    0.60%            0.04%       141%       $0.0491
1995        (1.93)        18.60       30.56        373,547    0.61             0.21        129
1994        (1.71)        16.29       (3.28)       302,995    0.60             0.12         55
1993        (0.76)        18.56       33.92        309,459    0.59             0.07         69
1992        (0.86)        14.51        2.87        192,817    0.60             0.05         39
1991        (0.03)        14.92       66.26        171,163    0.60             0.29         46
1990        (0.01)         9.00       (9.98)        76,398    0.64*            0.34*        23
Mid Cap Value Portfolio (Commencement of Operations 12/30/94)##
1996       ($1.59)       $14.49       22.30%    $   50,449    0.88%++          1.61%       377%       $0.0462
1995         --           13.45       34.50          4,507    0.93*++         10.13*o      639o
Small Cap Value Portfolio (Commencement of Operations 7/01/86)#, ##
1996       ($2.44)       $19.64       24.00%    $  585,457    0.86%            0.99%       145%       $0.0498
1995        (2.07)        18.28       18.39        430,368    0.87             1.20        119
1994        (1.18)        17.67        8.04        308,156    0.88             0.91        162
1993        (0.11)        17.55       37.72        175,029    0.88             1.33         93
1992        (0.19)        12.84       14.12        105,886    0.86             1.06         50
1991        (0.19)        11.45       63.07         52,182    0.88             1.70         53
1990        (0.45)         7.20      (27.63)       100,848    0.85             1.77         59
1989        (0.20)        10.42       24.85        189,223    0.85             3.48         36
1988        (0.46)         8.54      (11.50)       202,500    0.86             2.32         41
1987        (0.08)        10.24       10.53        201,621    0.92             1.67         38
Value Portfolio (Commencement of Operations 11/05/84)##
1996       ($1.78)       $15.61       18.41%    $1,844,740    0.61%            2.07%        53%       $0.0572
1995        (1.39)        14.89       32.58      1,271,586    0.60             2.43         56
1994        (1.02)        12.63        7.45        981,337    0.61             2.40         54
1993        (2.13)        12.76       19.67        762,175    0.59             2.48         43
1992        (1.65)        12.67       12.83        448,329    0.60             2.87         55
1991        (1.60)        12.92       45.54        458,117    0.60             3.67         64
1990        (1.65)        10.29      (19.88)       369,044    0.59             3.87         51
1989        (1.13)        14.56       28.49        726,776    0.59             4.05         35
1988        (2.19)        12.42       (5.40)       619,287    0.59             3.96         47
1987        (1.47)        15.81       22.99        700,538    0.62             3.68         28

 * Annualized
** Total return figures for partial years are not annualized.
++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary in order to keep the total annual operating expenses for the Mid Cap Value Portfolio from exceeding 0.88%. Voluntarily waived and reimbursed expenses totalled 2.13%* and 0.18% for the periods ended September 30, 1995 and September 30, 1996, respectively.
 # Formerly Emerging Growth Portfolio (through May 17, 1995) and Small
   Capitalization Value Portfolio (through December 23, 1994)
## For the periods ended September 30, 1995 and 1996, the Ratio of Expenses to
   Average Net Assets for the Mid Cap Growth and Mid Cap Value Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.60% and 0.60%, respectively, for the Mid Cap Growth Portfolio and 0.88% and 0.88%*, respectively, for the Mid Cap Value Portfolio. For the periods ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Small Cap Value Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ. For the periods ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Value Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.60% and 0.60% respectively.

 o Net Investment Income, the Ratio of Net Investment Income to Average Net Assets and the Portfolio Turnover Rate reflect activity relating to a nonrecurring initiative to invest in higher-paying dividend income producing securities.
###For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate paid for trades on which commissions were charged.

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 9


           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

-------------------------------------------------------------------------------------------------------------

                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
-------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio (Commencement of Operations 8/29/90)##
1996      $1.000       $.052           --           $.052         ($.052)           --                --
1995       1.000        .055           --            .055          (.055)           --                --
1994       1.000        .034           --            .034          (.034)           --                --
1993       1.000        .028           --            .028          (.028)           --                --
1992       1.000        .038           --            .038          (.038)           --                --
1991       1.000        .064           --            .064          (.064)           --                --
1990       1.000        .007           --            .007          (.007)           --                --

Domestic Fixed Income Portfolio (Commencement of Operations 9/30/87)#, ##
1996     $11.03       $0.56          ($0.09)       $0.47          ($0.57)           --           ($0.04)+
1995       9.87        0.52            0.87         1.39           (0.23)           --               --
1994      11.99        0.94           (1.23)       (0.29)          (0.95)         ($0.73)         (0.15)+
1993      11.80        0.84            0.66         1.50           (0.78)          (0.53)            --
1992      11.34        0.87            0.76         1.63           (1.00)          (0.17)            --
1991      10.26        0.92            1.10         2.02           (0.94)           --               --
1990      10.90        0.87           (0.45)        0.42           (0.96)          (0.10)            --
1989      10.78        0.86            0.08         0.94           (0.78)          (0.04)            --
1988       9.99        0.73            0.52         1.25           (0.45)          (0.01)            --
1987      10.00         --            (0.01)       (0.01)           --              --               --

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

--------------------------------------------------------------------------------------------------
                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio
            Total        End of       Total       Period      to Average   to Average    Turnover
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate
--------------------------------------------------------------------------------------------------
Cash Reserves Portfolio (Commencement of Operations 8/29/90)##
1996       ($.052)        $1.000       5.35%     $78,497      0.33%++         5.19%        N/A
1995        (.055)         1.000       5.57       44,624      0.33++          5.45         N/A
1994        (.034)         1.000       3.40       37,933      0.32++          3.70         N/A
1993        (.028)         1.000       2.81       10,717      0.32++          2.78         N/A
1992        (.038)         1.000       3.89       12,935      0.32++          3.95         N/A
1991        (.064)         1.000       6.63       24,163      0.32++          6.57         N/A
1990        (.007)         1.000       0.74       23,285      0.48*           8.31*        N/A

Domestic Fixed Income Portfolio (Commencement of Operations 9/30/87)#, ##
1996       ($0.61)       $10.89        4.41%     $95,362      0.52%++         5.73%        168%
1995        (0.23)        11.03       14.33       36,147      0.51++          6.80         313
1994        (1.83)         9.87       (2.87)      36,521      0.50++          7.65          78
1993        (1.31)        11.99       14.08       90,350      0.50            7.15          96
1992        (1.17)        11.80       15.41       98,130      0.47            7.67         136
1991        (0.94)        11.34       20.99       83,200      0.48            8.18         131
1990        (1.06)        10.26        3.90       77,622      0.48            8.35         181
1989        (0.82)        10.90        9.14       68,855      0.49            8.24         219
1988        (0.46)        10.78       12.63       53,236      0.50            8.62         224
1987         --            9.99       (0.10)      14,981      N/A              N/A         N/A

*    Annualized
**   Total return figures for partial years are not annualized.
+    Represents distributions in excess of realized net gains.
++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Cash Reserves and Domestic Fixed Income Portfolios from exceeding 0.32% and 0.50%, respectively. Voluntarily waived fees and reimbursed expenses totalled 0.08%, 0.24%, 0.14%. 0.11% and 0.09% for the years ended September 30,
     1992, 1993, 1994, 1995 and 1996, respectively, for the Cash Reserves Portfolio. For 1994, 1995 and 1996, such fees and expenses were 0.03%, 0.09% and 0.01%, respectively, for the Domestic Fixed Income Portfolio.
#    Formerly Select Fixed Income Portfolio (through December 23, 1994)
## For the years ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Cash Reserves and Domestic Fixed Income Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.32% and 0.32%, respectively, for the Cash Reserves Portfolio and 0.50% and 0.50%, respectively, for the Domestic Fixed Income Portfolio.

--------------------------------------------------------------------------------
MAS Funds - 10        Terms in bold type are defined in the Prospectus Glossary

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30




------------------------------------------------------------------------------------------------------------------
                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)      capital gains)    Distributions
------------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio (Commencement of Operations 11/14/84)##
1996     $11.82       $0.78           $0.08         $0.86         ($0.79)         ($0.06)            --
1995      10.93        0.80            0.69          1.49          (0.60)           --               --
1994      12.86        0.77           (1.28)        (0.51)         (0.82)          (0.47)          ($ 0.13)+
1993      12.67        0.88            0.75          1.63          (0.83)          (0.61)            --
1992      12.20        0.90            0.74          1.64          (1.02)          (0.15)            --
1991      10.94        0.94            1.25          2.19          (0.93)           --               --
1990      11.64        0.92           (0.49)         0.43          (1.03)          (0.10)            --
1989      11.40        0.90            0.11          1.01          (0.76)          (0.01)            --
1988      10.86        0.97            0.43          1.40          (0.86)           --               --
1987      11.95        0.93           (0.61)         0.32          (0.91)          (0.50)            --

Fixed Income Portfolio II (Commencement of Operations 8/31/90)##
1996     $11.33       $0.70          ($0.03)        $0.67         ($0.66)         ($0.08)         ($ 0.03)+
1995      10.42        0.71            0.71          1.42          (0.51)           --               --
1994      11.97        0.63           (1.16)        (0.53)         (0.67)          (0.21)           (0.14)+
1993      11.67        0.69            0.77          1.46          (0.61)          (0.55)            --
1992      11.34        0.77            0.61          1.38          (0.81)          (0.24)            --
1991      10.09        0.81            1.10          1.91          (0.66)           --               --
1990      10.00        0.04            0.05          0.09           --              --               --

Global Fixed Income Portfolio (Commencement of Operations 4/30/93)##
1996     $11.05       $0.63           $0.09         $0.72         ($0.71)        ($ 0.05)           --
1995      10.20        0.71            0.81          1.52          (0.67)           --               --
1994      10.67        0.58           (0.61)        (0.03)         (0.41)          (0.03)            --
1993      10.00        0.13            0.61          0.74          (0.07)           --               --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

--------------------------------------------------------------------------------------------------

                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio
            Total        End of       Total       Period      to Average   to Average    Turnover
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate
-------------------------------------------------------------------------------------------------
Fixed Income Portfolio (Commencement of Operations 11/14/84)##
1996       ($0.85)       $11.83        7.63%    $1,790,146      0.48%         6.77%        162%
1995        (0.60)        11.82       14.19      1,487,409      0.49          7.28         140
1994        (1.42)        10.93       (4.43)     1,194,957      0.49          6.79         100
1993        (1.44)        12.86       14.26        909,738      0.47          7.06         144
1992        (1.17)        12.67       14.35        859,712      0.47          7.50         137
1991        (0.93)        12.20       21.12        831,547      0.47          8.25         143
1990        (1.13)        10.94        3.79        666,736      0.46          8.43         209
1989        (0.77)        11.64        9.25        559,995      0.47          8.36         100
1988        (0.86)        11.40       13.43        405,385      0.49          8.91         168
1987        (1.41)        10.86        2.55        290,824      0.52          8.54         202

Fixed Income Portfolio II (Commencement of Operations 8/31/90)##
1996       ($0.77)       $11.23        6.12%    $  191,740      0.50%         6.06%        165%
1995        (0.51)        11.33       14.13        176,945      0.51          6.75         153
1994        (1.02)        10.42       (4.76)       129,902      0.51          6.07         137
1993        (1.16)        11.97       13.53         94,836      0.51          6.17         101
1992        (1.05)        11.67       13.02         78,302      0.49          7.05         182
1991        (0.66)        11.34       19.59         42,881      0.49          7.76         190
1990         --           10.09        0.88         20,729      0.52*         8.00*          7

Global Fixed Income Portfolio (Commencement of Operations 4/30/93)##
1996       ($0.76)       $11.01        6.83%    $   67,282      0.60%         5.25%        133%
1995        (0.67)        11.05       15.54         55,147      0.58++        6.34         118
1994        (0.44)        10.20       (0.29)        43,066      0.57++        5.48         117
1993        (0.07)        10.67        7.43         53,164      0.58*++       5.08*         30

*    Annualized
**   Total return figures for partial years are not annualized.
+    Represents distributions in excess of realized net gain.

++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Global Fixed Income Portfolio from exceeding 0.58%. Voluntarily waived fees and reimbursed expenses totalled 0.18%* for the Global Fixed Income Portfolio in 1993.
## For the years ended September 30, 1995 and September 30, 1996, the Ratio of Expenses to Average Net Assets for the Fixed Income, Fixed Income II and Global Fixed Income Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.48% and 0.48%, respectively, for the Fixed Income Portfolio, 0.49% and 0.49%, respectively, for the Fixed Income Portfolio II, and 0.56% and 0.58%, respectively, for the Global Fixed Income Portfolio.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 11

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

-----------------------------------------------------------------------------


                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)      capital gains)    Distributions
--------------------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Operations 2/28/89)#, ##
1996     $ 9.08       $0.88           $0.28         $1.16           ($0.92)          --              --
1995       8.97        0.90            0.19          1.09            (0.85)         ($0.08)      ($ 0.05)+
1994       9.49        0.75           (0.42)         0.33            (0.69)          (0.16)          --
1993       8.58        0.73            0.90          1.63            (0.72)          --              --
1992       7.80        0.74            0.89          1.63            (0.85)          --              --
1991       7.07        1.42            0.82          2.24            (1.51)          --              --
1990       9.98        1.36           (2.82)        (1.46)           (1.42)          (0.03)          --
1989      10.00        0.55           (0.44)         0.11            (0.13)          --              --

Intermediate Duration Portfolio (Commencement of Operations 10/3/94)#, ##
1996     $10.68       $0.60           $0.03         $0.63           ($0.65)         ($0.38)          --
1995      10.00        0.69            0.42          1.11            (0.43)          --              --

International Fixed Income Portfolio (Commencement of Operations 4/29/94)##
1996     $11.01       $0.52           $0.12         $0.64            ($0.80)        ($0.08)          --
1995      10.05        0.67            0.92          1.59            (0.63)          --              --
1994      10.00        0.21           (0.11)         0.10            (0.05)          --              --

Limited Duration Portfolio (Commencement of Operations 3/31/92)#, ##
1996     $10.41       $0.58          ($0.03)        $0.55           ($0.58)          --              --
1995      10.19        0.56            0.22          0.78            (0.55)          --           ($0.01)+
1994      10.72        0.56           (0.52)         0.04            (0.51)         ($0.04)        (0.02)+
1993      10.58        0.32            0.22          0.54            (0.32)          (0.08)          --
1992      10.00        0.19            0.49          0.68            (0.10)          --              --

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

--------------------------------------------------------------------------------------------------

                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio
            Total        End of       Total       Period      to Average   to Average    Turnover
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate
--------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Operations 2/28/89)#, ##
1996         ($0.92)     $ 9.32       13.83%     $289,810       0.49%        10.04%         115%
1995          (0.98)       9.08       13.58       220,785       0.50++       10.68           96
1994          (0.85)       8.97        3.57       182,969       0.50++        9.01          112
1993          (0.72)       9.49       20.12        50,396       0.53++        8.94           99
1992          (0.85)       8.58       22.49        20,491       0.53++        9.74          148
1991          (1.51)       7.80       36.70         6,453       0.76         19.45          106
1990          (1.45)       7.07      (16.26)        4,820       0.82         16.93           65
1989          (0.13)       9.98        0.91         3,479       0.73*        11.66*          17

Intermediate Duration Portfolio (Commencement of Operations 10/3/94)#, ##
1996         ($1.03)     $10.28        6.27%     $ 12,017       0.56%++       6.17%         251%
1995          (0.43)      10.68       11.39        19,237       0.52*++       6.56*         168

International Fixed Income Portfolio (Commencement of Operations 4/29/94)##
1996         ($0.88)     $10.77        6.13%     $143,137       0.53%         5.39%         124%
1995          (0.63)      11.01       16.36       127,882       0.54          6.35          140
1994          (0.05)      10.05        1.01        66,879       0.60*++       5.83*          31

Limited Duration Portfolio (Commencement of Operations 3/31/92)#, ##
1996         ($0.58)     $10.38        5.47%     $123,227       0.43%++       5.65%         174%
1995          (0.56)      10.41        7.95       100,186       0.43++        5.96          119
1994          (0.57)      10.19        0.40        62,775       0.41++        4.16          192
1993          (0.40)      10.72        5.33       128,991       0.42++        3.92          217
1992          (0.10)      10.58        6.90        13,065       0.49*         4.99*         159

*    Annualized
**   Total return figures for partial years are not annualized.
+    Represents distributions in excess of net realized gains.
++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the High Yield, Intermediate Duration, International Fixed Income and Limited Duration Portfolios from exceeding 0.525%, 0.52%, 0.60%, and 0.42%, respectively. Voluntarily waived fees and reimbursed expenses totalled 0.22% and 0.09% in 1992 and 1993 for the High Yield Portfolio; 0.08%* and 0.13% for the periods ended September 30, 1995 and 1996 for the Intermediate Duration Portfolio; 0.11%* in 1994 for the International Fixed Income Portfolio; and 0.03% and 0.02% for the Limited Duration Portfolio for the years ended September 30, 1993 and 1995, respectively.
# Formerly High Yield Securities Portfolio, Intermediate Duration Fixed Income Portfolio and Limited Duration Fixed Income Portfolio, respectively (through December 23, 1994).
## For the periods ended September 30, 1995 and September 30, 1996, the Ratio of Expenses to Average Net Assets for the Intermediate Duration and International Fixed Income Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.52% for the Intermediate Duration Portfolio and would not significantly differ for the International Fixed Income Portfolio. For the years ended September 30, 1995 and September 30, 1996, the Ratio of Expenses to Average Net Assets for the High Yield and Limited Duration Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.49% and 0.48%, respectively, for the High Yield Portfolio and 0.42% and 0.42%, respectively, for the Limited Duration Portfolio.

--------------------------------------------------------------------------------
MAS Funds - 12        Terms in bold type are defined in the Prospectus Glossary

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

-----------------------------------------------------------------------------

                                    Net Gains                     Dividend
         Net Asset                  or Losses                   Distributions   Capital Gain
          Value-        Net       on Securities   Total from        (net        Distributions
         Beginning   Investment   (realized and   Investment     investment     (realized net       Other
         of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
-------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities Portfolio (Commencement of Operations 1/31/92)##
1996      $10.49       $0.68          ($0.07)        $0.61         ($0.68)           --               --
1995        9.95        0.72            0.47          1.19          (0.65)           --               --
1994       10.95        0.52           (0.83)        (0.31)         (0.45)        ($0.21)          ($0.03)+
1993       10.44        0.63            0.48          1.11          (0.60)           --               --
1992       10.00        0.29            0.28          0.57          (0.13)           --               --

Municipal Portfolio (Commencement of Operations 10/1/92)#, ##
1996      $10.75       $0.51           $0.49         $1.00         ($0.52)           --               --
1995       10.04        0.59            0.71          1.30          (0.59)           --               --
1994       11.15        0.51           (1.01)        (0.50)         (0.54)           --            ($0.07)+
1993       10.00        0.37            1.04          1.41          (0.26)           --               --

PA Municipal Portfolio (Commencement of Operations 10/1/92)#, ##
1996      $10.91       $0.51          $ 0.46         $0.97         ($0.51)           --               --
1995       10.13        0.58            0.77          1.35          (0.57)           --               --
1994       11.26        0.56           (1.00)        (0.44)         (0.64)        ($0.05)             --
1993       10.00        0.39            1.17          1.56          (0.30)           --               --

Special Purpose Fixed Income Portfolio (Commencement of Operations 3/31/92), ##
1996      $12.53       $0.83           $0.08         $0.91         ($0.88)         ($0.30)            --
1995       11.52        0.91            0.75          1.66          (0.65)           --               --
1994       13.40        0.80           (1.28)        (0.48)         (0.78)          (0.53)         ($0.09)+
1993       12.72        0.88            0.92          1.80          (0.82)          (0.30)            --
1992       11.80        0.39            0.72          1.11          (0.19)           --               --

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)


---------------------------------------------------------------------------------------------------

                         Net Asset              Net Assets-     Ratio of     Ratio of
                          Value-                   End of       Expenses    Net Income   Portfolio
             Total        End of       Total       Period      to Average   to Average    Turnover
         Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate
---------------------------------------------------------------------------------------------------
Mortgage-Backed Securities Portfolio (Commencement of Operations 1/31/92)##
1996        ($0.68)       $10.42        6.10%     $ 50,925     0.50%++         6.46%       116%
1995         (0.65)        10.49       12.52        49,766     0.50++          6.35        107
1994         (0.69)         9.95       (2.95)      119,518     0.50++          5.30        220
1993         (0.60)        10.95       11.03        50,249     0.50++          6.92         93
1992         (0.13)        10.44        5.75        13,601     0.50*++         8.11*       133

Municipal Portfolio (Commencement of Operations 10/1/92)#, ##
1996        ($0.52)       $11.23        9.46%     $ 54,536     0.51%++         4.66%       78%
1995         (0.59)        10.75       13.37        36,040     0.50++          5.64        58
1994         (0.61)        10.04       (4.64)       38,549     0.50++          4.98        34
1993         (0.26)        11.15       14.20        26,914     0.50*++         4.65*       66

PA Municipal Portfolio (Commencement of Operations 10/1/92)#, ##
1996        ($0.51)       $11.37        9.03%     $ 28,488     0.51%++         4.58%       51%
1995         (0.57)        10.91       13.74        15,734     0.50++          5.56        57
1994         (0.69)        10.13       (4.08)       23,515     0.50++          5.39        69
1993         (0.30)        11.26       15.81        15,633     0.50*++         4.74*       94

Special Purpose Fixed Income Portfolio (Commencement of Operations 3/31/92) ##
1996        ($1.18)       $12.26        7.74%     $447,646     0.49%           6.75%      151%
1995         (0.65)        12.53       14.97       390,258     0.49            7.33       143
1994         (1.40)        11.52       (4.00)      384,731     0.50            6.66       100
1993         (1.12)        13.40       15.19       300,185     0.48            6.84       124
1992         (0.19)        12.72        9.47       274,195     0.53*           6.94*      138

*    Annualized
**   Total return figures for partial years are not annualized.
+    Represents distributions in excess of net realized gains.
++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Mortgage-Backed Securities, Municipal and PA Municipal Portfolios from exceeding 0.50%, 0.50%, and 0.50%, respectively. Voluntarily waived fees and reimbursed expenses totalled 0.30%*,0.06%, 0.01%, 0.01% and 0.04% for the period ended September 30, 1992, and the years ended 1993, 1994, 1995 and 1996, respectively, for the Mortgage-Backed Securities Portfolio; 0.20%*, 0.06%, 0.09% and 0.09% in 1993, 1994, 1995 and 1996 for the Municipal Portfolio; and 0.25%*, 0.09%, 0.19% and 0.15% for 1993, 1994, 1995 and 1996,
     respectively, for the PA Municipal Portfolio.
+    Represents distributions in excess of net investment income.
# Formerly Municipal Fixed Income Portfolio and Pennsylvania Municipal Fixed Income Portfolio, respectively (through December 23, 1994).
## For the periods ended September 30, 1995 and September 30, 1996, the Ratio of Expenses to Average Net Assets for the Mortgage-Backed Securities, Municipal and Special Purpose Fixed Income Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ for the Mortgage-Backed Securities Portfolio; would be 0.50% and 0.50%, respectively, for the Municipal Portfolio; and would be 0.48% and 0.49%, respectively, for the Special Purpose Fixed Income Portfolio. For the year ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the PA Municipal Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.50%. There were no such offsets for the PA Municipal Portfolio during 1995.

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 13


           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

------------------------------------------------------------------------------------------------------------
                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
------------------------------------------------------------------------------------------------------------

Balanced Portfolio (Commencement of Operations 12/31/92)##
1996     $13.06       $0.53           $1.15         $1.68         ($0.50)         ($0.43)             --
1995      11.28        0.54            1.78          2.32          (0.47)          (0.07)             --
1994      11.84        0.47           (0.45)         0.02          (0.43)          (0.15)             --
1993      11.06        0.25            0.66          0.91          (0.13)           --                --

Multi-Asset-Class Portfolio (Commencement of Operations 7/29/94)#, ##
1996     $11.34       $0.46           $1.05         $1.51         ($0.42)         ($0.15)             --
1995       9.97        0.44            1.33          1.77          (0.40)           --                --
1994      10.00        0.07           (0.10)        (0.03)          --              --                --



                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

--------------------------------------------------------------------------------------------------------------

                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio     Average
            Total        End of       Total       Period      to Average   to Average    Turnover   Commission
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate       Rate###
--------------------------------------------------------------------------------------------------------------
Balanced Portfolio (Commencement of Operations 12/31/92)##
1996       ($0.93)       $13.81       13.47%     $300,868       0.57%         3.85%         110%      $0.0521
1995        (0.54)        13.06       21.37       334,630       0.58          4.55           95
1994        (0.58)        11.28        0.19       309,596       0.58          4.06           75
1993        (0.13)        11.84        8.31       291,762       0.58*         3.99*          62

Multi-Asset-Class Portfolio (Commencement of Operations 7/29/94)#, ##
1996       ($0.57)       $12.28       13.75%     $129,558       0.58%++       3.82%        122%       $0.0225
1995        (0.40)        11.34       18.28        96,839       0.58++        4.56          112
1994         --            9.97       (0.30)       51,877       0.58*++       4.39*          20

*    Annualized
**   Total return figures for partial years are not annualized.
++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Multi-Asset-Class Portfolio from exceeding 0.58%. Voluntarily waived fees for 1994, 1995 and 1996 were 0.26%*, 0.14% and 0.08%, respectively.
#    Formerly known as Global Balanced Portfolio (through December 23, 1994).
## For the years ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Balanced Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.57% and 0.57%, respectively. For the years ended September 30, 1995 and September 30, 1996, the Ratio of Expenses to Average Net Assets for the Multi-Asset-Class Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate paid for trades on which commissions were charged.

-------------------------------------------------------------------------------
MAS Funds - 14        Terms in bold type are defined in the Prospectus Glossary

YIELD AND TOTAL RETURN:

From time to time each portfolio of the Fund advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations). When considering average total return figures for periods longer than one year, it is important to note that a portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

In addition to average annual total return, a portfolio may also quote an aggregate total return for various periods representing the cumulative change in value of an investment in a portfolio for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g., income dividends or returns for specific types of securities such as industry or country types).

The yield of a portfolio (other than the Cash Reserves Portfolio) is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during the 30-day period stated in the advertisement by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the portfolio's reports to shareholders. A portfolio may also advertise or quote a yield which is gross of expenses.

The Municipal and PA Municipal Portfolios may also advertise or quote tax-equivalent yields and after-tax total returns. A tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the portfolio's tax-free yield. This is done by increasing the portfolio's yield (computed as above) by the amount necessary to reflect the payment of Federal income tax (and Pennsylvania income tax, in the case of the PA Municipal Portfolio) at a tax rate stated in the advertisement or quote. An after-tax return reflects the average annual or cumulative change in value over the measuring period after the deduction of taxes at rates stated in the advertisement or quote.

From time to time the Cash Reserves Portfolio may advertise or quote its yield and effective yield. The yield of the Cash Reserves Portfolio refers to the income generated by an investment in the portfolio over a stated seven day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the income earned over the seven day period by an investment in the portfolio is assumed to be reinvested when the return is annualized. The "effective yield" will be higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of a portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.

The performance of Institutional Class Shares, Investment Class Shares and Adviser Class Shares differ because of any class specific expenses paid by each class and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 15

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.

GENERAL INFORMATION:

The following information relates to each portfolio of the Fund and should be read in conjunction with the specific information about each portfolio.

Objectives: Each portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by a portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. Fixed-Income Portfolios will seek to produce total return by actively trading portfolio securities. The objective of each portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of each portfolio. The achievement of any portfolio's objective cannot be assured.

Suitability: The Fund's portfolios are designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and are not meant to provide a vehicle for playing short-term swings in the market. The Fund's portfolios are designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions for all portfolios except the Municipal and PA Municipal Portfolios will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains, and dividend income under the Internal Revenue Code. Investments in the Municipal and PA Municipal Portfolios are suitable for taxable investors who would benefit from the portfolios' tax-exempt income.

Securities Lending: Each portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, a portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.

Illiquid Securities/Restricted Securities: Each of the portfolios may invest up to 15% of its net assets (except the Cash Reserves Portfolio, which may invest up to 10% of its net assets) in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.

Turnover: The Adviser manages the portfolios generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.

With respect to the Fixed Income Portfolios and the fixed-income portion of the Balanced, Multi-Asset-Class and Balanced Plus Portfolios, the annual turnover rate will ordinarily exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities.

The Balanced Plus Portfolio's annual turnover rate is not expected to exceed 100% with respect to Equity Secur- ities. The annual turnover rate with respect to the fixed income portion of the portfolio will ordinarily exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities.

-------------------------------------------------------------------------------
MAS Funds - 16        Terms in bold type are defined in the Prospectus Glossary

Portfolio turnover rates for certain portfolios are as follows: Mid Cap Growth - 141%, Mid Cap Value - 377%, Small Cap Value - 145%, Domestic Fixed Income - 168%, Fixed Income - 162%, Fixed Income II - 165%, Global Fixed Income - 133%, High Yield - 115%, Intermediate Duration - 251%, International Fixed Income - 124%, Limited Duration - 174%, Mortgage-Backed Securities - 116%, Special Purpose Fixed Income - 151%, Balanced - 110% and Multi-Asset-Class - 122%.


High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a portfolio. Trading in Fixed-Income Securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Cash Equivalents/Temporary Defensive Investing: Although each portfolio intends to remain substantially fully invested, a small percentage of a portfolio's assets are generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of each portfolio. In addition, any portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in cash equivalents or the Fixed-Income Securities listed for that portfolio without limit. In addition, the Adviser may, for temporary defensive purposes, increase or decrease the average weighted maturity or duration of any Fixed-Income portfolio without regard to that portfolio's usual average weighted maturity.


Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in a portfolio's specific investment policies, or as detailed in Investment Limitations, a portfolio will not concentrate investments in any one industry.


Investment Limitations: Each portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

(a) with respect to 75% of its assets, a portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This limitation is not applicable to the Global Fixed Income and International Fixed Income Portfolios. However, these portfolios will comply with the diversification requirements imposed by Sub-Chapter M of the Internal Revenue Code;

(b) with respect to 75% of its assets, a Portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer. This limitation is not applicable to the Global Fixed Income and International Fixed Income Portfolios. However, these portfolios will comply with the diversification requirements imposed by Sub-Chapter M of the Internal Revenue Code;

(c) a portfolio will not acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however, that (1) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) the Cash Reserves Portfolio may invest without limitation in certificates of deposit or bankers' acceptances of domestic banks; (3) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (4) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (5) asset-backed securities will be classified according to the underlying assets securing such securities, and
(6) the Mortgage-Backed Securities Portfolio will concentrate in mortgage-backed securities.

(d) a portfolio will not make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into Repurchase Agreements, (ii) by lending its portfolio securities and (iii) by lending portfolio assets to other portfolios of the Fund, so long as such loans are not inconsistent with the Invest-



-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 17
ment Company Act of 1940, as amended or the Rules and Regulations, or interpretations or orders of the Securities and Exchange Commission thereunder;

(e) a portfolio will not borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(f) Each portfolio may pledge, mortgage or hypothecate assets in an amount up to 50% of its total assets, provided that each portfolio may also segregate assets without limit in order to comply with the requirements of Section 18(f) of the Investment Company Act of 1940, as amended, and applicable interpretations thereof published from time to time by the Securities and Exchange Commission and its staff.

(g) a portfolio will not invest its assets in securities of any Investment Company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Limitations (a), (b), (c), (d) and (e), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of each portfolio. The other investment limitations described here and in the Statement of Additional Information are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.


















-------------------------------------------------------------------------------
MAS Funds -  18       Terms in bold type are defined in the Prospectus Glossary

Equity Portfolio




Objective:               To achieve above-average total return over a market
                         cycle of three to five years, consistent with reasonable risk, by investing primarily in dividend-paying common stocks of companies which are deemed by the Adviser to demonstrate long-term earnings growth that is greater than the economy in general and greater than the expected rate of inflation.

Approach:                The Adviser evaluates both short-term and long-term
                         economic trends and their impact on corporate profits and the relative value offered by different sectors and securities within the equity markets.
                         Individual securities are selected based on fundamental business and financial factors (such as earnings growth, financial position, price volatility, and dividend payment records) and the measurement of those factors relative to the current market price of the security.

Policies:                Generally at least 65% invested in Equity Securities
                         Up to 5% invested in Foreign Equities (excluding ADRs)
                         Derivatives may be used to pursue portfolio strategy

Capitalization Range:    Generally greater than $1 billion

Allowable Investments:       ADRs                  Corporates             Futures & Options          Swaps
                             Agencies              Foreign Bonds          Investment Companies       U.S. Governments
                             Cash Equivalents      Foreign Currency       Preferred Stock            Warrants
                             Common Stock          Foreign Equities       Repurchase Agreements      When Issued
                             Convertibles          Forwards               Rights                     Zero Coupons

Comparative Index:           S&P 500 Index

Strategies:                  Core Equity Investing

-----------------------------------------------------------------------------

Growth Portfolio

Objective:                 To achieve long-term capital growth by investing
                           primarily in common stocks of large size companies which the Adviser believes offer long-term growth potential.

Approach:                  The Adviser selects common stocks which meet
                           certain criteria which the Adviser believes are related to the stability and growth of the fundamental characteristics of the company.

Policies:                  Generally at least 65% invested in Equity
                           Securities of companies offering long-term growth potential

                           Up to 5% invested in Foreign Equities (excluding
                           ADRs)
                           Derivatives may be used to pursue portfolio strategy

Capitalization Range:      Generally greater than $1 billion

Allowable Investments:      ADRs                  Corporates              Futures & Options           Swaps
                            Agencies              Foreign Bonds           Investment Companies        U.S. Governments
                            Cash Equivalents      Foreign Currency        Preferred Stock             Warrants
                            Common Stock          Foreign Equities        Repurchase Agreements       When Issued
                            Convertibles          Forwards                Rights                      Zero Coupons

Comparative Index:          S&P 500 Index

Strategy:                   Growth Stock Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 19

International Equity Portfolio

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in common stocks of companies based outside of the United States.

Approach:                    The Adviser evaluates both short-term and long-term
                             international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

Policies:                    Generally at least 65% invested in Foreign Equities
                             of issuers in at least 3 countries other than the U.S.
                             Derivatives may be used to pursue portfolio strategy

Allowable          ADRs                  Eastern European Issuers       Investment Companies       Structured Notes
Investments:       Agencies              Emerging Markets Issuers       Investment Funds           Swaps
                   Brady Bonds           Foreign Bonds                  Loan Participations        U.S. Governments
                   Cash Equivalents      Foreign Currency               Preferred Stock            Warrants
                   Common Stock          Foreign Equities               Repurchase Agreements      When Issued
                   Convertibles          Forwards                       Rights                     Zero Coupons
                   Corporates            Futures & Options              Structured Investments

Comparative Index:           MSCI World Ex-U.S. Index

Strategies:                  International Equity Investing
                             Emerging Markets Investing
                             Foreign Investing

-----------------------------------------------------------------------------

Mid Cap Growth Portfolio

Objective:                   To achieve long-term capital growth by investing
                             primarily in common stocks of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential. Due to its emphasis on long-term capital growth, dividend income will be lower than for the Equity and Value
                             Portfolios.

Approach:                    The Adviser uses a four-part process combining
                             quantitative, fundamental, and valuation analysis with a strict sales discipline. Stocks that pass an initial screen based on estimate revisions undergo detailed fundamental research. Valuation analysis is used to eliminate the most overvalued securities. Holdings are sold when their estimate-revision scores fall to unacceptable levels, when fundamental research uncovers unfavorable trends, or when their valuations exceed the level that the Adviser believes is reasonable given their growth prospects.

Policies:                    Generally at least 65% invested in Equity
                             Securities of mid-cap companies offering long-term growth potential
                             Up to 5% invested in Foreign Equities (excluding
                             ADRs)
                             Derivatives may be used to pursue portfolio strategy

Capitalization Range:        Generally $300 million to $3 billion

Allowable Investments:       ADRs                  Corporates             Futures & Options          Swaps
                             Agencies              Foreign Bonds          Investment Companies       U.S. Governments
                             Cash Equivalents      Foreign Currency       Preferred Stock            Warrants
                             Common Stock          Foreign Equities       Repurchase Agreements      When Issued
                             Convertibles          Forwards               Rights                     Zero Coupons

Comparative Index:           S&P MidCap 400 Index

Strategies:                  Growth Stock Investing

-------------------------------------------------------------------------------
MAS Funds - 20        Terms in bold type are defined in the Prospectus Glossary

Mid Cap Value Portfolio

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index which are deemed by the Adviser to be relatively under-valued based on certain proprietary measures of value. The Portfolio will typically exhibit a lower price/earnings value ratio than the S&P
                             MidCap 400 Index.

Approach:                    The Adviser selects common stocks which are deemed
                             to be undervalued at the time of purchase, based on proprietary measures of value. The Portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index.

Policies:                    Generally at least 65% invested in Equity
                             Securities of mid-cap companies deemed to be undervalued
                             Up to 5% invested in Foreign Equities (excluding
                             ADRs)
                             Derivatives may be used to pursue portfolio strategy

Capitalization Range:        Generally matching the S&P MidCap 400 Index
                             (currently $500 million to $6 billion)

Allowable                   ADRs                  Corporates             Futures & Options          Swaps
Investments:                Agencies              Foreign Bonds          Investment Companies       U.S. Governments
                            Cash Equivalents      Foreign Equities       Preferred Stock            Warrants
                            Common Stock          Foreign Currency       Repurchase Agreements      When Issued
                            Convertibles          Forwards               Rights                     Zero Coupons

Comparative Index:          S&P MidCap 400 Index

Strategies:                 Value Stock Investing

-----------------------------------------------------------------------------

Small Cap Value Portfolio (not currently being offered to new investors)

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations in the range of the companies represented in the Russell 2000 Small
                             Stock Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The Portfolio will typically exhibit lower price/earnings and price/book value ratios than the Russell 2000. Dividend income will typically be lower than for the Equity and Value
                             Portfolios.

Approach:                    The Adviser selects common stocks which are deemed
                             to be undervalued at the time of purchase, based on proprietary measures of value. The Portfolio will be structured taking into account the economic sector weights of the Russell 2000 Index, with the portfolio's sector weights normally being within 5% of the sector weights for the Index.

Policies:                    Generally at least 65% invested in Equity
                             Securities of small-cap companies deemed to be undervalued
                             Up to 5% invested in Foreign Equities (excluding
                             ADRs)
                             Derivatives may be used to pursue portfolio strategy

Capitalization Range:        Generally matching the Russell 2000 size
                             distribution (currently $50 million to $1 billion)

Allowable Investments:       ADRs                  Corporates             Futures & Options          Swaps
                             Agencies              Foreign Bonds          Investment Companies       U.S. Governments
                             Cash Equivalents      Foreign Currency       Preferred Stock            Warrants
                             Common Stock          Foreign Equities       Repurchase Agreements      When Issued
                             Convertibles          Forwards               Rights                     Zero Coupons

Comparative Index:           Russell 2000 Index

Strategies:                  Value Stock Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 21

Value Portfolio


Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations usually greater than $300 million which are deemed by the Adviser to be relatively undervalued, based on various measures such as price/earnings ratios and price/book ratios. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. It is expected that income return will be higher than that of the Equity Portfolio because stocks which are deemed to be undervalued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks which are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios.

Approach:                    The Adviser selects common stocks which are deemed
                             to be undervalued relative to the stock market in general as measured by the Standard & Poor's 500
                             Index, based on the value measures such as price/earnings ratios and price/book ratios, as well as fundamental research.

Policies:                    Generally at least 65% invested in Equity
                             Securities deemed to be undervalued Up to 5% invested in Foreign Equities (excluding ADRs)
                             Derivatives may be used to pursue portfolio strategy

Capitalization Range:        Generally greater than $300 million


Allowable Investments:       ADRs                  Corporates              Futures & Options           Swaps
                             Agencies              Foreign Bonds           Investment Companies        U.S. Governments
                             Cash Equivalents      Foreign Currency        Preferred Stock             Warrants
                             Common Stock          Foreign Equities        Repurchase Agreements       When Issued
                             Convertibles          Forwards                Rights                      Zero Coupons

Comparative Index:           S&P 500 Index

Strategy:                    Value Stock Investing

--------------------------------------------------------------------------------
Cash Reserves Portfolio

Objective:                   To realize maximum current income, consistent with
                             the preservation of capital and liquidity, by investing in money market instruments and other short-term securities having expected maturities of thirteen months or less. The Portfolio's average weighted maturity will not exceed 90 days. The securities in which the Portfolio will invest may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. The Portfolio is designed to provide maximum principal stability for investors seeking to invest funds for the short term, or, for investors seeking to combine a long-term investment program in other portfolios of the Fund with an investment in money market instruments. The Portfolio seeks to maintain, but there can be no assurance that it will be able to maintain, a constant net asset value of $1.00 per share.

Approach:                    The Adviser selects a diversified portfolio of
                             money market securities of government and corporate issuers, any of which may be variable or floating rate, and which have remaining maturities of thirteen months or less from the date of purchase.
                             For the purpose of determining remaining maturity on Floaters, demand features and interest reset dates will be taken into consideration.

Policies:                    The Portfolio seeks to maintain, but there can be
                             no assurance that it will be able to maintain, a constant net asset value of $1.00 per share.

Quality Specifications:      100% of Commercial Paper Rated in Top Tier

Maturity and Duration:       Dollar weighted average maturity less than 90 days
                             Individual maturities 13 months or less

Allowable Investments:       Agencies         Cash Equivalents      Floaters               U.S. Governments
                             Asset-Backeds    Corporates            Investment Companies   Zero Coupons
                                                                    Repurchase Agreements


Comparative Index:           Lipper Money Market Index

Strategy:                    Money Market Investing

-------------------------------------------------------------------------------
MAS Funds - 22        Terms in bold type are defined in the Prospectus Glossary

Domestic Fixed Income Portfolio

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds rated A or higher, and other fixed-income securities rated A or higher of domestic issuers.
                             The Portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:                    The Adviser actively manages the maturity and
                             duration structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of U.S. Fixed-Income Securities (rated as A or higher at the time of purchase) in all market sectors.

Policies:                    Generally at least 65% invested in Fixed-Income
                             Securities 100% invested in domestic issuers
                             May invest greater than 50% in Mortgage Securities
                             Derivatives may be used to pursue portfolio strategy

Quality Specifications:      100% of securities rated A or higher

Maturity and Duration:       Average weighted maturity generally greater than 5
                             years


Allowable Investments:       Agencies              Corporates                 Mortgage Securities        Structured Notes
                             Asset-Backeds         Floaters                   Municipals                 Swaps
                             Cash Equivalents      Futures & Options          Preferred Stock            U.S. Governments
                             CMOs                  Inverse Floaters           Repurchase Agreements      When Issued
                             Convertibles          Investment Companies       SMBS                       Zero Coupons


Comparative Index:           Salomon Broad Investment Grade
                             Lehman Brothers Aggregate

Strategies:                  Maturity and Duration Management
                             Value Investing
                             Mortgage Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 23

Fixed Income Portfolio


Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities. The Portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:                    The Adviser actively manages the maturity and
                             duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income Securities in all market sectors.

Policies:                    Generally at least 65% invested in Fixed-Income
                             Securities
                             May invest greater than 50% in Mortgage Securities
                             Derivatives may be used to pursue portfolio strategy

Quality Specifications:      80% Investment Grade Securities
                             Up to 20% High Yield

Maturity and Duration:       Average weighted maturity generally greater than 5
                             years


Allowable Investments:       Agencies              Floaters                Investment Companies       SMBS
                             Asset-Backeds         Foreign Bonds           Loan Participations        Structured Notes
                             Brady Bonds           Foreign Currency        Mortgage Securities        Swaps
                             Cash Equivalents      Forwards                Municipals                 U.S. Governments
                             CMOs                  Futures & Options       Preferred Stock            When Issued
                             Convertibles          High Yield              Repurchase Agreements      Zero Coupons
                             Corporates            Inverse Floaters


Comparative Index:           Salomon Broad Investment Grade
                             Lehman Brothers Aggregate


Strategies:                  Maturity and Duration Management
                             Value Investing
                             Mortgage Investing
                             High Yield Investing
                             Foreign Fixed Income Investing
                             Foreign Investing

-------------------------------------------------------------------------------
MAS Funds - 24        Terms in bold type are defined in the Prospectus Glossary

Fixed Income Portfolio II

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, investment grade corporate bonds and other fixed-income securities (rated A or higher). The Portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:                    The Adviser actively manages the maturity and
                             duration structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income Securities (rated A or higher at the time of purchase) in all market sectors.

Policies:                    Generally at least 65% invested in Fixed-Income
                             Securities
                             May invest greater than 50% in Mortgage Securities
                             Derivatives may be used to pursue portfolio strategy

Quality Specifications:      Individual securities rated A or higher

Maturity and Duration:       Average weighted maturity generally greater than 5
                             years

Allowable Investments:       Agencies              Corporates              Inverse Floaters           SMBS
                             Asset-Backeds         Floaters                Investment Companies       Structured Notes
                             Brady Bonds           Foreign Bonds           Mortgage Securities        Swaps
                             Cash Equivalents      Foreign Currency        Municipals                 U.S. Governments
                             CMOs                  Forwards                Preferred Stock            When Issued
                             Convertibles          Futures & Options       Repurchase Agreements      Zero Coupons

Comparative Index:           Salomon Broad Investment Grade
                             Lehman Brothers Aggregate

Strategies:                  Maturity and Duration Management
                             Value Investing
                             Mortgage Investing
                             Foreign Fixed Income Investing
                             Foreign Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 25

Global Fixed Income Portfolio - (a non-diversified portfolio)


Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in high grade fixed-income securities of United States and foreign issuers. Total return is the combination of income and changes in value. The Portfolio's average weighted maturity will ordinarily be greater than five years.


Approach:                    The Adviser manages the duration, country, and
                             currency exposure of the Portfolio by combining fundamental research on relative values with analyses of economic, interest-rate, and exchange-rate trends. MAS will invest in mortgage and corporate bonds when it believes they offer the most value, although most foreign currency denominated investments are in government and supranational securities.


Policies:                    Generally at least 65% invested in Fixed-Income
                             Securities
                             May invest greater than 50% in Mortgage Securities
                             Derivatives may be used to pursue portfolio strategy


Quality Specifications:      95% Investment Grade Securities


Maturity and Duration:       Average weighted maturity generally greater than 5
                             years

Allowable                    Agencies              Eastern European Issuers       Inverse Floaters           SMBS
Investments:                 Asset-Backeds         Emerging Markets Issuers       Investment Companies       Structured Notes
                             Brady Bonds           Floaters                       Mortgage Securities        Swaps
                             Cash Equivalents      Foreign Bonds                  Municipals                 U.S. Governments
                             CMOs                  Foreign Currency               Preferred Stock            When Issued
                             Convertibles          Forwards                       Repurchase Agreements      Zero Coupons
                             Corporates            Futures & Options


Comparative Index:           Salomon World Government Bond Index

Strategies:                  Foreign Fixed Income Investing
                             Maturity and Duration Management
                             Value Investing
                             Foreign Investing
                             Non-Diversified Status
                             Emerging Markets Investing
                             Mortgage Investing

-------------------------------------------------------------------------------
MAS Funds - 26        Terms in bold type are defined in the Prospectus Glossary

High Yield Portfolio

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in high yielding corporate fixed-income securities (including bonds rated below investment grade, commonly referred to as junk bonds). The Portfolio may also invest in U.S. Government securities, mortgage-backed securities, investment grade corporate bonds and in short- term fixed-income securities, such as certificates of deposit, treasury bills, and commercial paper. The Portfolio expects to achieve its objective by earning a high rate of current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:                    The Adviser uses equity and fixed-income valuation
                             techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected, and monitored, by fixed-income portfolio managers who specialize in corporate bonds and use in-depth financial analysis to uncover opportunities in undervalued issues.

Policies:                    Generally at least 65% invested in High Yield
                             securities (including bonds rated below investment grade, commonly referred to as junk bonds)
                             Derivatives may be used to pursue portfolio strategy

Quality Specifications:      None

Maturity and Duration:       Average weighted maturity generally greater than 5
                             years

Allowable                    Agencies                      Emerging Markets        High Yield                Repurchase Agreements
Investments:                 Asset-Backeds                  Issuers                Inverse Floaters          SMBS
                             Brady Bonds                   Floaters                Investment Companies      Structured Notes
                             Cash Equivalents              Foreign Bonds           Loan Participations       Swaps
                             CMOs                          Foreign Currency        Mortgage Securities       U.S. Governments
                             Convertibles                  Foreign Equities        Municipals                When Issued
                             Corporates                    Forwards                Preferred Stock           Zero Coupons
                             Eastern European Issuers      Futures & Options

Comparative Index:           Salomon High Yield Market Index

Strategies:                  High Yield Investing
                             Maturity and Duration Management
                             Value Investing
                             Mortgage Investing
                             Foreign Fixed Income Investing
                             Foreign Investing
                             Emerging Markets Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 27

Intermediate Duration Portfolio

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities and investment grade corporate, foreign and other investment grade fixed-income securities. The
                             Portfolio will maintain an average duration of between two and five years.

Approach:                    The Adviser constructs a portfolio with a duration
                             between two and five years by actively managing the maturity and duration structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of investment grade Fixed-Income
                             Securities in all market sectors.

Policies:                    Generally at least 65% invested in Fixed-Income
                             Securities
                             Derivatives may be used to pursue portfolio strategy
                             May invest greater than 50% in Mortgage Securities

Quality Specifications:      100% Investment Grade Securities

Maturity and Duration:       Average duration between 2 and 5 years


Allowable Investments:       Agencies              Corporates              Inverse Floaters           SMBS
                             Asset-Backeds         Floaters                Investment Companies       Structured Notes
                             Brady Bonds           Foreign Bonds           Mortgage Securities        Swaps
                             Cash Equivalents      Foreign Currency        Municipals                 U.S. Governments
                             CMOs                  Forwards                Preferred Stock            When Issued
                             Convertibles          Futures & Options       Repurchase Agreements      Zero Coupons


Comparative Index:           Lehman Brothers Intermediate Government/Corporate
                             Index

Strategies:                  Maturity and Duration Management
                             Value Investing
                             Mortgage Investing
                             Foreign Fixed Income Investing
                             Foreign Investing

-------------------------------------------------------------------------------
MAS Funds - 28        Terms in bold type are defined in the Prospectus Glossary

International Fixed Income Portfolio - (a non-diversified portfolio)


Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing primarily in high-grade fixed-income securities of foreign issuers.


Approach:                    The Adviser manages the duration, country, and
                             currency exposure of the portfolio by combining fundamental research on relative values with analyses of economic, interest-rate, and exchange-rate trends. MAS will invest in mortgage and corporate bonds when it believes they offer the most value, although most foreign currency denominated investments are in government and supranational securities.


Policies:                    Generally at least 80% invested in Fixed-Income
                             Securities of issuers in at least 3 countries other than the U.S.
                             Derivatives may be used to represent country investments, and otherwise pursue portfolio strategy


Quality Specifications:      95% Investment Grade Securities


Maturity and Duration:       Average weighted maturity generally greater than 5
                             years


Allowable                    Agencies              Eastern European Issuers       Inverse Floaters           SMBS
Investments:                 Asset-Backeds         Emerging Markets Issuers       Investment Companies       Structured Notes
                             Brady Bonds           Floaters                       Mortgage Securities        Swaps
                             Cash Equivalents      Foreign Bonds                  Municipals                 U.S. Governments
                             CMOs                  Foreign Currency               Preferred Stock            When Issued
                             Convertibles          Forwards                       Repurchase Agreements      Zero Coupons
                             Corporates            Futures & Options


Comparative Index:           Salomon World Government Bond Index Except U.S.

Strategies:                  Foreign Fixed Income Investing
                             Maturity and Duration Management
                             Value Investing
                             Foreign Investing
                             Non-Diversified Status
                             Emerging Markets Investing
                             Mortgage Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 29

Limited Duration Portfolio


Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, investment-grade corporate bonds and other fixed-income securities. The portfolio will maintain an average duration of between one and three years. Duration is a measure of the life of the portfolio's debt securities on a present-value basis and is indicative of a security's price volatility relative to interest rate changes.


Approach:                    The Adviser manages the duration of the overall
                             portfolio as a more effective way to control interest- rate risk than limiting the maturity of individual securities within the portfolio. In this way investors can benefit from opportunities across the entire yield curve as well as in various market sectors, and at the same time limit the volatility of investment returns. MAS establishes the duration target through the use of its top-down view of the economy and analysis of the current level of interest rates and the shape of the yield curve.
                             MAS then strives to purchase the most attractively priced portfolio that meets our duration and investment objectives. When purchasing securities other than U.S. Governments, MAS evaluates credit, liquidity, and option risk. When MAS believes the portfolio is compensated for these risks, it includes agency, mortgage, and corporate securities which meet the Portfolio's quality specifications.


Policies:                    Generally at least 65% invested in Fixed-Income
                             Securities
                             Derivatives may be used to pursue portfolio strategy


Quality Specifications:      100% Investment Grade Securities


Maturity and Duration:       Average duration between 1 and 3 years


Allowable                    Agencies              CMOs                Futures & Options          Swaps
Investments:                 Asset-Backeds         Convertibles        Investment Companies       U.S. Governments
                             Brady Bonds           Corporates          Mortgage Securities        When Issued
                             Cash Equivalents      Floaters            Repurchase Agreements      Zero Coupons
                                                                       Structured Notes


Comparative Index:           Salomon 1-3 Year Index

Strategies:                  Maturity and Duration Management
                             Value Investing
                             Mortgage Investing

-------------------------------------------------------------------------------
MAS Funds - 30        Terms in bold type are defined in the Prospectus Glossary

Mortgage-Backed Securities Portfolio


Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing primarily (at least
                             65% of its assets under normal circumstances) in mortgage-backed securities. In addition, the portfolio may also invest in U.S. government securities and in short-term fixed-income securities such as certificates of deposit, treasury bills, and commercial paper. The portfolio's average weighted maturity will ordinarily be greater than seven years.


Approach:                    The Adviser sets three portfolio targets: (1)
                             interest-rate sensitivity; (2) yield-curve sensitivity; and (3) prepayment sensitivity. The
                             Adviser increases the sensitivity of the portfolio to changes in interest rates when bonds offer greater value on the basis of inflation-adjusted interest rates. Similarly, the Adviser increases yield-curve sensitivity when long-maturity interest rates offer exceptional value relative to short-maturity interest rates. Finally, the Adviser increases prepayment exposure when mortgage yields, adjusted for probable prepayments, indicate unusual value in mortgage-backed securities.


Policies:                    Generally at least 65% invested in Mortgage
                             Securities
                             Derivatives may be used to pursue portfolio strategy


Quality Specifications:      Securities not guaranteed by the U.S. Government or
                             a private organization will be rated Investment
                             Grade Securities


Maturity and Duration:       Average weighted maturity generally greater than 7
                             years
                             Duration generally between 2 and 7 years


Allowable Investments:       Agencies              Futures & Options          Municipals                 Swaps
                             Asset-Backeds         Inverse Floaters           Repurchase Agreements      U.S. Governments
                             Cash Equivalents      Investment Companies       SMBS                       When Issued
                             CMOs                  Mortgage Securities        Structured Notes           Zero Coupons
                             Floaters


Comparative Index:           Lehman Mortgage Index

Strategies:                  Mortgage Investing
                             Maturity and Duration Management
                             Value Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 31

Municipal Portfolio


Objective:                   To realize above-average total return over a market
                             cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax, by investing in a diversified portfolio of fixed-income securities.


Approach:                    The Adviser varies portfolio structure--the average
                             duration and maturity and the amount of the portfolio invested in various types of bonds--according to its outlook for interest rates and its analysis of the risks and rewards offered by different classes of bonds. The portfolio will invest in taxable bonds only in cases where MAS believes they improve the risk/reward profile of the portfolio on an after-tax basis.


Policies:                    Generally at least 80% invested in Municipals
                             Derivatives may be used to pursue portfolio strategy

Quality Specifications:      80% Investment Grade Securities
                             Up to 20% High Yield


Maturity and Duration:       Average weighted maturity generally between 5 and
                             10 years


Allowable                    Agencies              Eastern European Issuers       High Yield                 SMBS
Investments:                 Asset-Backeds         Emerging Markets Issuers       Inverse Floaters           Structured Notes
                             Brady Bonds           Floaters                       Investment Companies       Swaps
                             Cash Equivalents      Foreign Bonds                  Mortgage Securities        Taxable Investments
                             CMOs                  Foreign Currency               Municipals                 U.S. Governments
                             Convertibles          Forwards                       Preferred Stock            When Issued
                             Corporates            Futures & Options              Repurchase Agreements      Zero Coupons


Comparative Index:           A weighted blend of quarterly returns compiled by
                             the Adviser using:

                             50% Lehman 5-Year Municipal Bond Index
                             50% Lehman 10-Year Municipal Bond Index

Strategies:                  Municipals Management
                             Maturity and Duration Management
                             Value Investing
                             High Yield Investing
                             Mortgage Investing

-------------------------------------------------------------------------------
MAS Funds - 32        Terms in bold type are defined in the Prospectus Glossary

PA Municipal Portfolio

Objective:                   To realize above-average total return over a market
                             cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax and Pennsylvania personal income tax by investing primarily in a diversified portfolio of fixed-income securities.

Approach:                    The Adviser varies portfolio structure--the average
                             duration and maturity and the amount of the portfolio invested in various types of bonds--according to its outlook for interest rates and its analysis of the risks and rewards offered by different classes of bonds. The portfolio will invest in federally or Pennsylvania State taxable bonds only in cases where MAS believes they improve the risk/reward profile of the portfolio on an after-tax basis for Pennsylvania residents.

Policies:                    Generally at least 80% invested in Municipal
                             Securities
                             Generally at least 65% invested in PA Municipal
                             Securities
                             Derivatives may be used to pursue portfolio strategy

Quality Specifications:      80% Investment Grade Securities
                             Up to 20% High Yield

Maturity and Duration:       Average weighted maturity generally between 5 and
                             10 years

Allowable Investments:       Agencies                  Emerging Markets Issuers      Inverse Floaters          SMBS
                             Asset-Backeds             Floaters                      Investment Companies      Structured Notes
                             Brady Bonds               Foreign Bonds                 Mortgage Securities       Swaps
                             Cash Equivalents          Foreign Currency              Municipals                TaxableInvestments
                             CMOs                      Forwards                      PA Municipals             U.S. Governments
                             Convertibles              Futures & Options             Preferred Stock           When Issued
                             Corporates                High Yield                    Repurchase Agreements     Zero Coupons
                             Eastern European Issuers


Comparative Index:           A weighted blend of quarterly returns compiled by
                             the Adviser using:

                             50% Lehman 5-Year Municipal Bond Index
                             50% Lehman 10-Year Municipal Bond Index

Strategies:                  Municipals Management
                             Maturity and Duration Management
                             Value Investing
                             High Yield Investing
                             Mortgage Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 33

Special Purpose Fixed Income Portfolio


Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities and other fixed-income securities. The portfolio is structured to complement an investment in one or more of the Fund's equity portfolios for investors seeking a balanced investment.


Approach:                    The Adviser actively manages the maturity and
                             duration structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income Securities in all market sectors. Both duration/maturity strategy and sector allocation are determined based on the presumption that investors are combining an investment in the portfolio with an equity investment.


Policies:                    Generally at least 65% invested in Fixed-Income
                             Securities
                             May invest greater than 50% in Mortgage Securities
                             Derivatives may be used to pursue portfolio strategy


Quality Specifications:      None


Maturity and Duration:       Average weighted maturity generally greater than 5
                             years


Allowable Investments:       Agencies              Floaters                Investment Companies       SMBS
                             Asset-Backeds         Foreign Bonds           Loan Participations        Structured Notes
                             Brady Bonds           Foreign Currency        Mortgage Securities        Swaps
                             Cash Equivalents      Forwards                Municipals                 U.S. Governments
                             CMOs                  Futures & Options       Preferred Stock            When Issued
                             Convertibles          High Yield              Repurchase Agreements      Zero Coupons
                             Corporates            Inverse Floaters


Comparative Index:           Salomon Broad Investment Grade
                             Lehman Brothers Aggregate

Strategies:                  Maturity and Duration Management
                             Value Investing
                             Mortgage Investing
                             High Yield Investing
                             Foreign Fixed Income Investing
                             Foreign Investing

-------------------------------------------------------------------------------
MAS Funds - 34        Terms in bold type are defined in the Prospectus Glossary

Balanced Portfolio


Objective:                   To achieve above average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities. When the Adviser judges the relative outlook for the equity and fixed-income markets to be neutral the portfolio will be invested 60% in common stocks and 40% in fixed-income securities.
                             The asset mix may be changed, however, with common stocks ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

Approach:                    The Adviser determines investment strategies for
                             the equity and fixed-income portions of the portfolio separately and then determines the mix of those strategies expected to maximize the return available from both the stock and bond markets.
                             Strategic judgments on the equity/fixed-income asset mix are based on valuation disciplines and tools for analysis developed by the Adviser over its twenty-five year history of managing balanced accounts.

Policies:                    Generally 45% to 75% invested in Equity Securities
                             Up to 25% invested in Foreign Bonds and/or Foreign
                             Equities (excluding ADRs)
                             Up to 10% invested in Brady Bonds
                             At least 25% invested in senior Fixed-Income
                             Securities
                             Derivatives may be used to pursue portfolio strategy


Equity Capitalization:       Generally greater than $1 billion


Quality Specifications:      None


Maturity and Duration:       Average weighted maturity generally greater than 5
                             years


Allowable Investments:       ADRs                  Eastern European Issuers       Inverse Floaters           Rights
                             Agencies              Floaters                       Investment Companies       SMBS
                             Asset-Backeds         Foreign Bonds                  Investment Funds           Structured Notes
                             Brady Bonds           Foreign Currency               Loan Participations        Swaps
                             Cash Equivalents      Foreign Equities               Mortgage Securities        U.S. Governments
                             CMOs                  Forwards                       Municipals                 Warrants
                             Common Stock          Futures & Options              Preferred Stock            When Issued
                             Convertibles          High Yield                     Repurchase Agreements      Zero Coupons
                             Corporates


Comparative Index:           A weighted blend of quarterly returns compiled by
                             the Adviser using:
                             60% S&P 500 Index
                             40% Salomon Broad Investment Grade Index


Strategies:                  Asset Allocation Management
                             Core Equity Investing
                             Fixed Income Management and Asset Allocation
                             Maturity and Duration Management
                             Value Investing
                             Mortgage Investing
                             High Yield Investing
                             Foreign Fixed Income Investing
                             Foreign Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 35

Multi-Asset-Class Portfolio

Objective:                   To achieve above average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities of United States and Foreign issuers.

Approach:                    The Adviser determines the mix of investments in
                             domestic and foreign equity and fixed-income and high yield securities expected to maximize available total return. Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets.

Policies:                    Generally at least 65% invested in issuers located
                             in at least 3 countries, including the U.S.
                             Derivatives may be used to pursue portfolio strategy


Domestic Equity
Capitalization:              Generally greater than $1 billion

Quality Specifications:      None

Maturity and Duration:       Average weighted maturity generally greater than 5
                             years


Allowable Investments:       ADRs                 Eastern European Issuers       Inverse Floaters           SMBS
                             Agencies             Emerging Markets Issuers       Investment Companies       Structured Investments
                             Asset-Backeds        Floaters                       Investment Funds           Structured Notes
                             Brady Bonds          Foreign Bonds                  Loan Participations        Swaps
                             Cash Equivalent      Foreign Currency               Mortgage Securities        U.S. Governments
                             CMOs                 Foreign Equities               Municipals                 Warrants
                             Common Stock         Forwards                       Preferred Stock            When Issued
                             Convertibles         Futures & Options              Repurchase Agreements      Zero Coupons
                             Corporates           High Yield                     Rights


Comparative Index:           A weighted blend of quarterly returns compiled by
                             the Adviser using:
                             50% S&P 500 Index
                             14% EAFE-GDP Weighted Index
                             24% Salomon Broad Investment Grade Index
                             6% Salomon World Government Bond Index Ex U.S.
                             6% Salomon High Yield Market Index


Strategies:                  Asset Allocation Management
                             Fixed Income Management and Asset Allocation
                             Maturity and Duration Management
                             Value Investing
                             Foreign Fixed Income Investing
                             Core Equity Investing
                             International Equity Investing
                             Emerging Markets Investing
                             High Yield Investing
                             Foreign Investing
                             Mortgage Investing


-------------------------------------------------------------------------------
MAS Funds - 36        Terms in bold type are defined in the Prospectus Glossary

Balanced Plus Portfolio



Objective:                   To achieve above average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks of domestic and foreign issuers and fixed-income securities.


Approach:                    The Adviser determines the mix of investments in
                             domestic and foreign equity and fixed-income securities expected to maximize available total return. Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets. When the Adviser believes it to be in the best interests of the fund, opportunistic investments in both the high yield and international fixed-income markets will be made.


Policies:                    Generally at least 65% invested in issuers located
                             in at least 3 countries, including the U.S.
                             Derivatives may be used to pursue portfolio strategy
                             At least 25% invested in senior Fixed-Income
                             Securities


Domestic Equity
Capitalization:              Generally greater than $1 billion


Quality Specifications:      None


Maturity and Duration:       Average weighted maturity generally greater than 5
                             years

Allowable Investments:       ADRs                  Eastern European Issuers      Inverse Floaters            SMBS
                             Agencies              Emerging Markets Issuers      Investment Companies        Structured Investments
                             Asset-Backeds         Floaters                      Investment Funds            Structured Notes
                             Brady Bonds           Foreign Bonds                 Loan Participations         Swaps
                             Cash Equivalent       Foreign Currency              Mortgage Securities         U.S. Governments
                             CMOs                  Foreign Equities              Municipals                  Warrants
                             Common Stock          Forwards                      Preferred Stock             When Issued
                             Convertibles          Futures & Options             Repurchase Agreements       Zero Coupons
                             Corporates            High Yield                    Rights

Comparative Index:           A weighted blend of quarterly returns compiled by
                             the Adviser using:
                             54% S&P 500 Index
                             40% Salomon Broad Investment Grade Index
                             6% MSCI World Ex U.S. Index

Strategies:                  Asset Allocation Management
                             Fixed Income Management and Asset Allocation
                             Maturity and Duration Management
                             Value Investing
                             Foreign Fixed Income Investing
                             Core Equity Investing
                             International Equity Investing
                             Emerging Markets Investing
                             High Yield Investing
                             Foreign Investing
                             Mortgage Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 37

                             PROSPECTUS GLOSSARY
           CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS

STRATEGIES

Asset Allocation Management: The Adviser's approach to asset allocation management is to determine investment strategies for each asset class in a portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's twenty-five year history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed-income, and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on MAS's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

Emerging Markets Investing: The Adviser's approach to emerging markets investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Management and Asset Allocation: Within the Balanced, Multi-Asset-Class, Balanced Plus and Special Purpose Fixed Income Portfolios, the Adviser selects fixed-income securities not only on the basis of judgments regarding Maturity and Duration Management and Value Investing, but also on the basis of the value offered by various segments of the fixed-income securities market relative to Cash Equivalents and Equity Securities. In this context, the Adviser may find that certain segments of the fixed-income securities market offer more or less attractive relative value when compared to Equity Securities than when compared to other Fixed-Income Securities.

For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed-income securities, but overvalued compared to long duration fixed-income securities. Consequently, while a portfolio investing only in fixed-income securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

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MAS Funds - 38        Terms in bold type are defined in the Prospectus Glossary

Foreign Fixed Income Investing: The Adviser invests in Foreign Bonds and other Fixed-Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency Futures & Options, Forwards and Swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in Foreign Bonds and Foreign Equities involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign Bonds and Foreign Equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Since Foreign Bonds and Foreign Equities may be denominated in foreign currencies, and since a portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a portfolio receives from the companies comprising the portfolio's investments.

Growth Stock Investing: Seeks to invest in Common Stocks generally characterized by higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by the S&P 500 Index.

High Yield Investing: Involves investing in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a portfolio invests in high yield securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for high yield securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a portfolio's ability to value or dispose of such securities. Also, there

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 39
may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a portfolio may find it difficult to value its securities accurately. A portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions.
These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, zero coupon bonds pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the portfolio does not receive periodic cash flow from these investments.

The table below provides a summary of ratings assigned to all U.S. and foreign debt holdings of those portfolios with more than 5% invested in High Yield securities as of September 30, 1996 (not including money market instruments). These figures are dollar-weighted averages of month-end portfolio holdings and do not necessarily indicate a portfolio's current or future debt holdings. Portfolios whose debt holdings total less than 100% also invest in Equity Securities. The Balanced Plus Portfolio had not commenced operations as of September 30, 1996.

       High Yield Portfolio                       Fixed Income Portfolio
QUALITY                                    QUALITY
   TSY, AGY, AAA             5.28%            TSY, AGY, AAA            71.29%
   AA                        0.00%            AA                        7.83%
   A                         0.00%            A                         5.83%
   BAA                       3.97%            BAA                       4.62%
   BA                       30.28%            BA                        5.66%
   B                        47.43%            B                         2.84%
   CAA                       5.91%            CAA                       0.00%
   CA OR BELOW               0.00%            CA OR BELOW               0.00%
   Not Available             7.13%            Not Available             1.93%
TOTAL                      100.00%         TOTAL                      100.00%
Special Purpose Fixed Income Portfolio            PA Municipal Portfolio
QUALITY                                    QUALITY
   TSY, AGY, AAA            66.33%            TSY, AGY, AAA            79.70%
   AA                       10.95%            AA                        1.65%
   A                         6.96%            A                         5.16%
   BAA                       4.52%            BAA                       5.28%
   BA                        5.62%            BA                        0.99%
   B                         3.20%            B                         1.85%
   CAA                       0.00%            CAA                       0.00%
   CA OR BELOW               0.00%            CA OR BELOW               0.00%
   Not Available             2.42%            Not Available             5.37%
TOTAL                      100.00%         TOTAL                      100.00%
    Multi-Asset-Class Portfolio
QUALITY
   TSY, AGY, AAA            26.63%
   AA                        1.73%
   A                         1.16%
   BAA                       1.19%
   BA                        3.43%
   B                         4.61%
   CAA                       0.42%
   CA OR BELOW               0.00%
   Not Available             1.10%
TOTAL                       40.27%

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MAS Funds - 40        Terms in bold type are defined in the Prospectus Glossary

International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

MAS considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a portfolio may also invest in regulated Investment Companies or Investment Funds which invest in such countries to the extent allowed by applicable law.

Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in Fixed-Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of the Adviser's fixed-income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed-income securities. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 41

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Money Market Investing: A money market fund like the Cash Reserves Portfolio invests in securities which present minimal credit risk and may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. A money market portfolio is designed to provide maximum principal stability for investors seeking to invest funds for the short-term, or, for investors seeking to combine a long-term investment program in other portfolios of the Fund with an investment in money market instruments. However, because the Cash Reserves Portfolio invests in the money market obligations of private financial and non-financial corporations in addition to those of the U.S. Government or its agencies and instrumentalities, it offers higher credit risk and yield potential relative to money market funds which invest exclusively in U.S. Government securities. The Cash Reserves Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.

Mortgage Investing: At times it is anticipated that greater than 50% of a fixed-income portfolio's assets may be invested in mortgage-related securities. These include mortgage-backed securities, which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), other government agencies, and private issuers. It is expected that a portfolio's primary emphasis will be on mortgage-backed securities issued by the various Government-related organizations. However, a portfolio may invest, without limit, in mortgage-backed securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Municipals Management: MAS manages municipal portfolios in a total return context. This means that taxable investments will regularly be included in a portfolio when they have an attractive prospective after-tax total return, regardless of the taxable nature of income on the security.

MAS Municipals Management emphasizes a diversified portfolio of high grade municipal debt securities. Under normal circumstances, a portfolio will invest at least 80% of net assets in municipal securities including AMT Bonds and at least 80% will be Investment Grade Securities.

Under normal conditions, a portfolio may hold up to 20% of net assets in U.S. Governments, Agencies, Corporates, Cash Equivalents, Preferred Stocks, Mortgage Securities, Asset-Backeds, Floaters, and Inverse Floaters and other Fixed-Income Securities (collectively "Taxable Investments").

Non-Diversified Status: A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended. Non-diversified portfolios may invest more than 25% of assets in securities of individual issuers representing greater than 5% each of a portfolio's total assets, whereas diversified investment companies may only invest up to 25% of assets in positions of greater than 5%. Both diversified and non-diversified portfolios are subject to diversification specifications under the Internal Revenue Code of 1986, as amended, which require that, as of the close of each fiscal quarter, (i) no more than 25% of a portfolio's total assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. Because of its non-diversified status, a portfolio may be subject to greater credit and other risks than a diversified investment company.

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MAS Funds - 42        Terms in bold type are defined in the Prospectus Glossary

Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing, whereby MAS seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See Maturity and Duration Management for a description of the other key component of MAS's fixed-income investment strategy.

Value Stock Investing: Emphasizes Common Stocks which are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend paying common stocks. However, non-dividend paying stocks may also be selected for their value characteristics.

INVESTMENTS

Each Portfolio may invest in the securities defined below in accordance with their listing of Allowable Investments and any quality or policy constraints.

ADRs--American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders.

Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.

Asset-Backeds: are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.

Possible Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Brady Bonds: are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information. Portfolios will only invest in Brady Bonds consistent with quality specifications.

Cash Equivalents: are short-term fixed-income instruments comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 43
deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.

Portfolios will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio.

(2) Each portfolio (except Cash Reserves) may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch). The Cash Reserves Portfolio invests only in commercial paper rated in the highest category;

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others;

(6) Repurchase agreements collateralized by securities listed above; and

(7) Investments by the Cash Reserve Portfolio in Cash Equivalents are limited by the quality, maturity and diversification requirements adopted under Rule 2a-7 of the 1940 Act.

CMOs--Collateralized Mortgage Obligations: are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster

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MAS Funds - 44        Terms in bold type are defined in the Prospectus Glossary
prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

Common Stocks: are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: are convertible bonds or shares of convertible Preferred Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.

Corporates--Corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A portfolio will buy Corporates subject to any quality constraints. If a security held by a portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.

Depositary Receipts: include both Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") and are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary Receipts may be sponsored or unsponsored. The depositary of unsponsored Depositary Receipts may provide less information to receipt holders.

Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. All of the portfolios of MAS Funds, except the Cash Reserves Portfolio, may enter into over-the-counter Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding CMOs, Forwards, Futures and Options, and SMBS) with counterparties approved by MAS in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, CMOs, Forwards, Futures and Options, SMBS, Structured Investments, Structured Notes and Swaps. See each individual Portfolio's listing of Allowable Investments to determine which of these the Portfolio may hold.

Eastern European Issuers: The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes during the 1940's, the governments of a num-

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 45
ber of Eastern European countries expropriated a large amount of property.
The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

Emerging Markets Issuers: An emerging market security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. Investing in emerging markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Equity Securities: Commonly include but are not limited to Common Stock, Preferred Stock, ADRs, Rights, Warrants, Convertibles, and Foreign Equities. See each individual portfolio listing of Allowable Investments to determine which of the above the portfolio can hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type.

Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, High Yield, Mortgage Securities, SMBS, CMOs, Asset-Backeds, Convertibles, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. See each individual portfolio listing of Allowable Investments to determine which securities a portfolio may hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type of security.

Floaters--Floating and Variable Rate Obligations: are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under Foreign Investing.

Foreign Bonds: are Fixed-Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign Mortgage Securities and various other mortgage and asset-backed securities.

Foreign Currency: Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These portfolios may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards).

Foreign Equities: are Common Stock, Preferred Stock, Rights and Warrants of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Foreign Equities also include Depositary Receipts. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies (see Foreign Investing).

Forwards--Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the

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date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the portfolios may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.

A portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a portfolio's obligation under the forward contract. On the date of maturity, a portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross-hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Futures & Options--Futures Contracts, Options on Futures Contracts and
Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

A portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

Possible Risks: The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by a portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by a portfolio; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are
(i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the- counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances;

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(iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

High Yield: High yield securities are generally considered to be corporate bonds, preferred stocks, and convertible securities rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative-grade debt obligations:

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC- rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC- rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." C The rating C is reserved for income bonds on which "no interest is being paid." D - Debt rated D is in "default", and "payment of interest and/or repayment of principal is in arrears."

While these securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.

The risks posed by securities issued under such circumstances are substantial. If a security held by a portfolio is down-graded, the portfolio may retain the security.

Inverse Floaters--Inverse Floating Rate Obligations: are Fixed-Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: The portfolios are permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended, generally prohibits the portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to

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MAS Funds - 48        Terms in bold type are defined in the Prospectus Glossary

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no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolios may not purchase shares of any affiliated investment company except as permitted by SEC Rule or Order.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these investment funds are subject to applicable law as discussed under Investment Restrictions and will invest in such investment funds only where appropriate given that the portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in Investment Companies.

Investment Grade Securities: are those rated by one or more nationally recognized statistical rating organization (NRSRO) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's) or Fitch Investors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality. The Adviser may retain securities if their ratings falls below investment grade if it deems retention of the security to be in the best interests of the portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

Loan Participations: are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing portfolio to supply additional cash to the borrower on demand. Loan participations involving Emerging Market Issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such loan participations present additional risks of default or loss.

Mortgage Securities--Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various Governmental, Government-related and private organizations. Portfolios may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), private issuers and other government agencies. There can be no assurance that the private insurers can meet their

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

obligations under the policies. Mortgage-backed securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage- backed securities purchased by the portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of investment grade quality.

There are two methods of trading mortgage-backed securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupon Treasury Bonds), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on mortgage securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Municipals--Municipal Securities: are debt obligations issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipal securities include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the portfolio) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. The portfolios eligible to pur-

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MAS Funds - 50        Terms in bold type are defined in the Prospectus Glossary
chase municipal bonds may also purchase AMT bonds. AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

PA Municipals: are obligations of the Pennsylvania state government, state agencies and various local governments, including counties, cities, townships, special districts and authorities. In general, the credit quality and credit risk of any issuer's debt is contingent upon the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management and the strength of legal provisions in the debt document that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified, where financial operations are sound and the debt burden is reasonable.

Concentration of investment in the securities of one state exposes a portfolio to greater credit risks than would be present in a nationally diversified portfolio of municipal securities. The risks associated with investment in the securities of a single state include possible tax changes or a deterioration in economic conditions and differing levels of supply and demand for the municipal obligations of that state.

Debt of Government Agencies, Authorities and Commissions: Certain state-created agencies have statutory authorization to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed; it is not an obligation of the Commonwealth. Some of these agencies, however, such as the Delaware River Joint Toll Bridge Commission, are indirectly dependent on Commonwealth funds through various state-assisted programs.

Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

Repurchase Agreements: are transactions by which a portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.

Pursuant to an order issued by the Securities and Exchange Commission, the Fund's portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each portfolio's participation in the income from jointly purchased repurchase agreements will be based on that portfolio's percentage share in the total repurchase agreement.

Rights: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBS--Stripped Mortgage-Backed Securities: are Derivatives in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

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SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a portfolio's limitations on investment in illiquid securities.

Structured Investments: are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more Swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A portfolio will purchase Structured Investments in trusts that engage in such Swaps only where the counterparties are approved by MAS in accordance with credit-risk guidelines established by the Board of Trustees.

Structured Notes: are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Swaps--Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two returns. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Trustees.

Possible Risks: Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a portfolio's risk of loss consists of the net amount of inter-

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est payments that a portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolios would be less favorable than it would have been if this investment technique were not used.

Taxable Investments: comprise Fixed-Income Securities and other instruments which pay income that is not exempt from taxation. Investors may be liable for tax on the income distributed as a result of the portfolio holding taxable investments. In this event, shareholders will receive an IRS form 1099 disclosing the taxable income paid for a calendar year.

U.S. Governments--U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.

Warrants: are options issued by a corporation which give the holder the option to purchase stock.

When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by a portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although a portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. A portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.

Zero Coupons--Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

GENERAL SHAREHOLDER INFORMATION

                              PURCHASE OF SHARES

Institutional Class Shares are available to clients of the Adviser with combined investments of $5,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others.

Institutional Class Shares of each portfolio except for the Cash Reserves Portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. Such portfolios determine net asset value as described under Other Information-Valuation of Shares each day that the portfolios are open for business. See Other Information-Closed Holidays and Valuation of Shares.

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 53

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The Cash Reserves Portfolio declares dividends daily and, therefore, at the time of a purchase must have funds immediately available for investment. As a result, payment for the purchase of shares must be in the form of Federal Funds (monies credited to the portfolio's Custodian by a Federal Reserve
Bank) before they can be accepted by the portfolio. The portfolio is credited with Federal Funds on the same day if the investment is made by Federal Funds. Institutional Class Shares of the Cash Reserves Portfolio may be purchased at the net asset value next determined after an order is received by the portfolio and Federal Funds are received by the Custodian. The Cash Reserves Portfolio determines net asset value as of 12:00 noon (Eastern Time) each day that the portfolios are open for business. See Other Information-Closed Holidays and Valuation of Shares.

Initial Purchase by Mail: Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Registration Form (provided at the end of the prospectus) and mailing it to MAS Funds c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868 together with a check ($5,000,000 minimum) payable to MAS Funds.

The portfolios requested should be designated on the Account Registration Form. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited at the net asset value per share of the portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund, except for the Cash Reserves Portfolio. Purchases made by check in the Cash Reserves Portfolio are ordinarily credited at the net asset value per share determined two business days after receipt of the check by the Fund. Please note that purchases made by check in any portfolio are not permitted to be redeemed until payment of the purchase has been collected, which may take up to eight business days after purchase. Shareholders can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire: Subject to acceptance by the Fund, Institutional Class Shares of each portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank, The Chase Manhattan Bank (see instructions below). A completed Account Registration Form should be forwarded to MAS Funds' Client Services Group in advance of the wire. For all portfolios (except the Cash Reserves Portfolio), notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value. Institutional Class Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds Wire in a specified amount to the Fund's Custodian Bank using the following wiring instructions:

                               The Chase Manhattan Bank
                               1 Chase Manhattan Plaza
                               New York, NY 10081
                               ABA #021000021
                               DDA #910-2-734143
                               Attn: MAS Funds Subscription Account
                               Ref: (Portfolio Name, Account Number, Account
                               Name)

Purchases in the Cash Reserves Portfolio may also be made by Federal Funds wire to the Fund's Custodian. If the portfolio receives notification of an order prior to 12:00 noon (Eastern Time) and funds are received by the Custodian the same day, purchases of portfolio shares will become effective and begin to earn income on that business day. Orders received after 12:00 noon (Eastern Time) will be effective on the next business day upon receipt of funds. Federal Funds purchases will be accepted only on a day on which the portfolio is open for business. See Other Information-Closed Holidays.

Additional Investments: Additional investments of Institutional Class Shares at net asset value may be made at any time (minimum investment $1,000) by mailing a check (payable to MAS Funds) to MAS Funds' Client Services Group at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian Bank as outlined above. Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. For all portfolios, except the Cash Reserves Portfolio, notification must be given to MAS Funds'

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MAS Funds - 54        Terms in bold type are defined in the Prospectus Glossary

Client Services Group at 1-800-354-8185 prior to the determination of net asset value. For the Cash Reserves Portfolio, notification of a Federal Funds wire must be received by 12:00 noon (Eastern Time). Purchases made by check in the Cash Reserves Portfolio are ordinarily credited at the net asset value per share determined two business days after receipt of the check by the Fund.

Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of Institutional Class Shares of any of its portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and subsequent investment amounts.

Purchases of a portfolio's Institutional Class Shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Institutional Class Shares of the Fund's portfolios are also sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (Shareholder Organizations). Investors purchasing and redeeming shares of the portfolios through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from Shareholder Organizations for the sale of Institutional Class Shares.

                             REDEMPTION OF SHARES

Institutional Class Shares of each portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of Institutional Class Shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption which is based on the market value of the investment securities held by the portfolio. See other Information-Closed Holidays and Valuation of Shares.

By Mail: Each portfolio will redeem Institutional Class Shares at the net asset value next determined after the request is received in good order. Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees (see Signature Guarantees); and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees: To protect your account, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact MAS Funds' Client Services Group for further details.

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 55

By Telephone: Provided the Telephone Redemption Option has been authorized by the shareholder on the Account Registration Form, a redemption of shares may be requested by calling MAS Funds' Client Services Group and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares.

By Facsimile: Written requests in good order (see above) for redemptions, exchanges, and transfers may be forwarded to the Fund via facsimile. All requests sent to the Fund via facsimile must be followed by a telephone call to MAS Funds' Client Services Group to ensure that the instructions have been properly received by the Fund. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date of redemption at times when the NYSE, the Custodian, or the Fund is closed (see Other
Information-Closed Holidays) or under any emergency circumstances as determined by the Securities and Exchange Commission.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

                             SHAREHOLDER SERVICES

Exchange Privilege: Each portfolio's Institutional Class Shares may be exchanged for shares of the Fund's other portfolios offering Institutional Class Shares based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to portfolios that are registered for sale in a shareholder's state of residence. There are no exchange fees. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Because an exchange of shares amounts to a redemption from one portfolio and purchase of shares of another portfolio, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange between portfolios is considered a sale and purchase of shares. The sale of shares may result in a capital gain or loss for tax purposes.

The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

Transfer of Registration: The registration of Fund shares may be transferred by writing to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. As in the case of redemptions, the written request must be received in good order as defined above. Unless shares are being transferred to an existing account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party.

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MAS Funds - 56        Terms in bold type are defined in the Prospectus Glossary

                             VALUATION OF SHARES

Equity, Growth, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Value and Value Portfolios:

Net asset value per share is determined by dividing the total market value of each portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Equity Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed Equity Securities is taken from the exchange where the security is primarily traded. Equity Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted Equity Securities and listed U.S. Equity Securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods approved by the Trustees.

Domestic Fixed Income, Fixed Income, Fixed Income Portfolio II, Global Fixed Income, High Yield, Intermediate Duration, International Fixed Income, Limited Duration, Mortgage-Backed Securities, Municipal, PA Municipal and Special Purpose Fixed Income Portfolios:

Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Bonds and other Fixed-Income Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars.

Net asset value includes interest on bonds and other Fixed-Income Securities which is accrued daily. Bonds and other Fixed-Income Securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other Fixed-Income Securities this ordinarily will be the over-the-counter market.

However, bonds and other Fixed-Income Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other Fixed-Income Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), will be valued in good faith at fair value using methods approved by the Board of Trustees.

Balanced, Multi-Asset-Class and Balanced Plus Portfolios: Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share of the Balanced, Multi-Asset-Class and Balanced Plus Portfolios is determined as of the later of the close of the NYSE or one hour after the close of the bond markets on each day the portfolios are open for business. Equity, fixed-income and other securities held by the portfolios will be valued using the policies described above.

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 57

Cash Reserves Portfolio: The net asset value per share of the Cash Reserves Portfolio is calculated daily as of 12:00 noon (Eastern Time) on each day that the portfolio is open for business (See Other Information-Closed Holidays). The portfolio determines its net asset value per share by subtracting the portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the portfolio's investments and other assets and dividing the result by the total outstanding shares of the portfolio.

For the purpose of calculating the portfolio's net asset value per share, securities are valued by the amortized cost method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value based on amortized cost is higher or lower than the price the portfolio would receive if it sold the instrument.

The use of amortized cost and the maintenance of the portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. As conditions of operating under Rule 2a-7, the portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar-denominated securities which are determined by the Trustees to present minimal credit risks and which are of eligible quality as determined under the rule.

The Trustees have also agreed to establish procedures reasonably designed, taking into account current market conditions and the portfolio's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Trustees.

In the event of a deviation of over 1/2 of 1% between a portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Trustees will promptly consider what action, if any, should be taken. The Trustees will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital or capital gains, or utilizing a net asset value per share not equal to $1.00 based upon available market quotations.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES: Dividends and Capital Gains
Distributions: The Fund maintains different dividend and capital gain distribution policies for each portfolio. These are:

o The Equity, Value, Growth, Fixed Income, Fixed Income Portfolio II, Special Purpose Fixed Income, High Yield, Limited Duration, Intermediate Duration, Mortgage-Backed Securities, Balanced, Multi-Asset-Class, Global Fixed Income, International Fixed Income, Domestic Fixed Income and Balanced Plus Portfolios normally distribute substantially all of their net investment income to shareholders in the form of quarterly dividends.

o The International Equity, Small Cap Value, Mid Cap Value and Mid Cap Growth Portfolios normally distribute substantially all of their net investment income in the form of annual dividends.

o The Municipal and the PA Municipal Portfolios normally distribute substantially all of their net investment income in the form of monthly dividends.

o The Cash Reserves Portfolio declares dividends daily and normally distributes substantially all of its investment income in the form of monthly dividends.

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MAS Funds - 58        Terms in bold type are defined in the Prospectus Glossary

If any portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.

If any net capital gains are realized from the sale of underlying securities, the portfolios normally distribute such gains with the last dividend for the calendar year.

All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.

In all portfolios except the Cash Reserves Portfolio, undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain Mortgage Securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on behalf of the shareholders by the portfolio in accordance with its investment objectives and policies.

Special Considerations for the Cash Reserves Portfolio: Net investment income is computed and dividends declared as of 12:00 noon (Eastern Time), on each day. Such dividends are payable to Cash Reserves Portfolio shareholders of record as of 12:00 noon (Eastern Time) on that day, if the portfolio is open for business. Shareholders who redeem prior to 12:00 noon (Eastern Time) are not entitled to dividends for that day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of 12:00 noon (Eastern Time) on the preceding business day on which the portfolio was open for business.

Net realized short-term capital gains, if any, of the Cash Reserves Portfolio will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but at least once a year. The portfolio does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.

Federal Taxes: The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of the portfolio or its shareholders. In addition, state and local tax consequences of an investment in the portfolio may differ from the Federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.

Each portfolio of the Fund intends to qualify for taxation as a regulated investment company under the Internal Revenue Code of 1986 (the "Code") so that each portfolio will not be subject to Federal income tax to the extent it distributes investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) to shareholders. Each Portfolio is treated as a separate entity for Federal income tax purposes and is not combined with any of the Funds' other portfolios. Dividends, either in cash or reinvested in shares, paid by a portfolio, except for the Municipal and PA Municipal Portfolios (see Special Tax Considerations for the Municipal and PA Municipal Portfolios) from net investment income will be taxable to shareholders as ordinary income. In the case of the Equity, Value, Small Cap Value, Mid Cap Growth, Growth, Balanced, Balanced Plus, Multi-Asset-Class and Mid Cap Value Portfolios, such dividends paid to corporate shareholders will generally qualify in part for the dividends received deduction for corporations to the extent attributable to dividends received by such portfolios from domestic corporations. The Fund will send each shareholder a statement each year indicating the amount of the dividend income which qualifies for such treatment.


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

Whether paid in cash or additional shares of a portfolio, and regardless of the length of time the shares in such portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, and are not eligible for the dividends received deduction for corporations. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a portfolio. Such dividends and distributions may also be subject to state and local taxes.

Exchanges and redemptions of shares in a portfolio are taxable events for Federal income tax purposes. Individual shareholders may also be subject to state and municipal taxes on such exchanges and redemptions.

Each portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the Federal excise tax. To do so, each portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year. Dividends declared in October, November or December by a portfolio will be deemed to have been paid by such portfolio and received by shareholders on December 31st of the declared year provided that the dividends are paid before February 1 of the following year.

The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Foreign Income Taxes: Investment income received by the portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into Tax Treaties with many foreign countries which entitle these portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the portfolios' assets to be invested within various countries is not known. The portfolios intend to operate so as to qualify for treaty reduced rates of tax where applicable.

The International Equity, Global Fixed Income and International Fixed Income Multi-Asset-Class and Balanced Plus Portfolios may file an election with the Internal Revenue Service to pass through to the portfolio's shareholders the amount of foreign income taxes paid by the portfolio, but may do so only if more than 50% of the value of the total assets of the portfolio at the end of the fiscal year is represented by foreign securities. These portfolios will make such an election only if they deem it to be in the best interests of their shareholders. The other portfolios will not be able to make this election.

If this election is made, shareholders of the portfolio will be required to:
(i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Internal Revenue Code as a foreign tax credit against U.S. income taxes (but not both).

Each shareholder of the portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the portfolio's gross income from foreign sources. Shareholders who are not liable for Federal income taxes, such as retirement plans qualified under
Section 401 of the Internal Revenue Code, will not be affected by any such "pass through" of foreign tax credits.

State and Local Taxes: The Fund is formed as a Pennsylvania Business Trust and therefore is not liable, under current law, for any corporate income or franchise tax of the Commonwealth of Pennsylvania. The Fund will provide Pennsylvania taxable values on a per share basis upon request.

-------------------------------------------------------------------------------
MAS Funds - 60        Terms in bold type are defined in the Prospectus Glossary

Special Tax Considerations for the Municipal and PA Municipal
Portfolios: These portfolios intend to invest a sufficient portion of their assets in municipal bonds and notes so that each will qualify to pay exempt-interest dividends to shareholders. Such exempt-interest dividends are excluded from a shareholder's gross income for Federal income tax purposes. Tax-exempt dividends received from the Municipal and PA Municipal Portfolios may be subject to state and local taxes. However, some states allow shareholders to exclude that portion of a portfolio's tax-exempt income which is attributable to municipal securities issued within the shareholder's state of residence. Furthermore, the PA Municipal Portfolio invests at least 65% of its assets in PA Municipals. As a result, the income of the portfolio that is derived from PA Municipals and U.S. Governments will not be subject to the Pennsylvania personal income tax or to the Philadelphia School District investment net income tax. Distributions by the PA Municipal Portfolio to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

To the extent, if any, that dividends paid to shareholders of the Municipal and PA Municipal Portfolios are derived from taxable interest or long-term or short-term capital gains, such dividends will be subject to Federal personal income tax (whether such dividends are paid in cash or in additional shares) and may also be subject to state and local taxes. In addition, the Municipal and PA Municipal Portfolios may invest in private activity municipal securities, the interest on which is subject to the Federal alternative minimum tax for corporations and individuals and the Federal environmental tax for corporations only. Exempt-interest dividends from such private activity securities issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the alternative minimum tax environmental tax. A shareholder may lose the tax exempt status of the accrued income of these portfolios if they redeem their shares before a dividend has been declared.

The Municipal and PA Municipal Portfolios may not be appropriate investments for persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares.

TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the Adviser), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Group, Inc., and is located at One Tower Bridge, West Conshohocken, PA 19428. Miller Anderson & Sherrerd, LLP is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of the date of this prospectus had in excess of $40.9 billion in assets under management.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 61

Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, each portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the portfolio's average daily net assets for the quarter:


                                                                 Rate
                                                                ------
        Equity Portfolio                                         .500
        Growth Portfolio                                         .500
        International Equity Portfolio                           .500
        Mid Cap Growth Portfolio                                 .500
        Mid Cap Value Portfolio*                                 .750
        Small Cap Value Portfolio*                               .750
        Value Portfolio                                          .500
        Cash Reserves Portfolio                                  .250
        Domestic Fixed Income Portfolio                          .375
        Fixed Income Portfolio                                   .375
        Fixed Income Portfolio II                                .375
        Global Fixed Income Portfolio                            .375
        High Yield Portfolio                                     .375
        Intermediate Duration Portfolio                          .375
        International Fixed Income Portfolio                     .375
        Limited Duration Portfolio                               .300
        Mortgage-Backed Securities Portfolio                     .375
        Municipal Portfolio                                      .375
        PA Municipal Portfolio                                   .375
        Special Purpose Fixed Income Portfolio                   .375
        Balanced Portfolio                                       .450
        Multi-Asset-Class Portfolio                              .650
        Balanced Plus Portfolio                                  .550

* Advisory fees in excess of 0.750% of average net assets are considered higher than normal for most investment companies, but are not unusual for portfolios that invest primarily in small capitalization stocks or in countries with emerging market economies.

Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets for the Mid Cap Value, Cash Reserves, Domestic Fixed Income, Intermediate Duration, Limited Duration, Mortgage-Backed Securities, Municipal, PA Municipal and Multi-Asset-Class Portfolios from exceeding 0.88%, 0.32%, 0.50%, 0.52%, 0.42%, 0.50%, 0.50%, 0.50% and 0.78%, respectively.

-------------------------------------------------------------------------------
MAS Funds - 62        Terms in bold type are defined in the Prospectus Glossary

For the fiscal year ended September 30, 1996, the Adviser received the following as compensation for its services:

                                                           Rate
                                                         ---------
        Equity Portfolio                                  .500%
        International Equity Portfolio                    .500%
        Mid Cap Growth Portfolio                          .500%
        Mid Cap Value Portfolio                           .564%
        Small Cap Value Portfolio                         .750%
        Value Portfolio                                   .500%
        Cash Reserves Portfolio                           .155%
        Domestic Fixed Income Portfolio                   .362%
        Fixed Income Portfolio                            .375%
        Fixed Income Portfolio II                         .375%
        Global Fixed Income Portfolio                     .375%
        High Yield Portfolio                              .375%
        Intermediate Duration Portfolio                   .244%
        International Fixed Income Portfolio              .375%
        Limited Duration Portfolio                        .300%
        Mortgage-Backed Securities Portfolio              .335%
        Municipal Portfolio                               .288%
        PA Municipal Portfolio                            .228%
        Special Purpose Fixed Income Portfolio            .375%
        Balanced Portfolio                                .450%
        Multi-Asset-Class Portfolio                       .372%
        Balanced Plus Portfolio                             NA

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 63

PORTFOLIO MANAGEMENT

The investment professionals who are primarily responsible for the day-to-day management of the Fund's portfolios are as follows:


Equity Portfolio: Arden C. Armstrong, Kurt A. Feuerman, Timothy G. Connors, Nicholas J. Kovich, Robert J. Marcin and Gary G. Schlarbaum;

Value Portfolio: Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich;


Small Cap Value and Mid Cap Value Portfolios: Gary G. Schlarbaum, Bradley S. Daniels and William B. Gerlach;

Mid Cap Growth Portfolio: Arden C. Armstrong and Abhi Y. Kanitkar;


Growth Portfolio: Arden C. Armstrong and Timothy G. Connors;


Fixed Income, Domestic Fixed Income, Special Purpose Fixed Income, and Fixed Income II Portfolios: Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley;

Mortgage-Backed Securities Portfolio: Kenneth B. Dunn and Scott F. Richard;


High Yield Portfolio: Stephen F. Esser, Thomas L. Bennett and Robert E.
Angevine;


Cash Reserves Portfolio: Abigail Jones Feder and Ellen D. Harvey;

Limited Duration and Intermediate Duration Portfolios: Ellen D. Harvey, Scott
F. Richard and Christian G. Roth;


Municipal and PA Municipal Portfolios: Steven K. Kreider, Kenneth B. Dunn and Scott F. Richard;


Balanced Portfolio: Thomas L. Bennett, John D. Connolly, Gary G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley;

Multi-Asset-Class Portfolio: Thomas L. Bennett, John D. Connolly, J. David Germany, Gary G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley;


International Equity Portfolio: Horacio A. Valerias and Hassan Elmasry;

Global Fixed Income and International Fixed Income Portfolios: J. David Germany, Michael Kushma, Paul F. O'Brien and Richard B. Worley;

Balanced Plus Portfolio: Thomas L. Bennett, John D. Connolly, Gary G. Schlarbaum, Horacio A. Valeiras, Richard B. Worley and J. David Germany.


A description of their business experience during the past five years is as follows:
-------------------------------------------------------------------------------
MAS Funds - 64        Terms in bold type are defined in the Prospectus Glossary

Robert E. Angevine, Principal, Morgan Stanley, joined Morgan Stanley Asset Management in 1988. He assumed responsibility for the High Yield Portfolio in 1996.

Arden C. Armstrong, Managing Director, Morgan Stanley, joined MAS in 1986. She assumed responsibility for the Mid Cap Growth Portfolio in 1990, the Growth Portfolio in 1993 and the Equity Portfolio in 1994.

Richard M. Behler, Principal, Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the Value Portfolio in 1996.

Thomas L. Bennett, Managing Director, Morgan Stanley, joined MAS in 1984. He assumed responsibility for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio 1987, the High Yield Portfolio in 1985, the Fixed Income Portfolio II in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992 and the Multi-Asset-Class Portfolio in 1994.

John D. Connolly, Principal, Morgan Stanley, joined MAS in 1990. He assumed responsibility for the Balanced Portfolio in 1992 and the Multi-Asset-Class Portfolio in 1994.

Timothy G. Connors, Principal, Morgan Stanley, joined MAS in 1994. Mr. Connors served as Vice President and Managing Director of CoreStates Investment Advisers from 1986 to 1994. He assumed responsibility for the Equity and Growth Portfolios in 1994.

Bradley S. Daniels, Vice President, Morgan Stanley, joined MAS in 1985. He assumed responsibility for the Small Cap Value Portfolio in 1986 and the Mid Cap Value Portfolio in 1994.

Kenneth B. Dunn, Managing Director, Morgan Stanley, joined MAS in 1987. He assumed responsibility for the Fixed Income and the Domestic Fixed Income Portfolios in 1987, the Fixed Income II Portfolio in 1990, the
Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the Municipal and PA Municipal Portfolios in 1994.

Hassan Elmasry, Principal, Morgan Stanley, joined MAS in 1995. He served as First Vice President & International Equity Portfolio Manager from 1987 through 1995 for Mitchell Hutchins Asset Management. He assumed responsibility for the International Equity Portfolio in 1996.

Stephen F. Esser, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the High Yield Portfolio in 1989.

Abigail Jones Feder, Principal, Morgan Stanley, joined Morgan Stanley in 1985. She assumed responsibility for the Cash Reserves Portfolio in 1996.

Kurt Feuerman, Managing Director, Morgan Stanley, joined Morgan Stanley in 1990. He assumed responsibility for the Equity Portfolio in 1996.

William B. Gerlach, Vice President, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Small Cap Value and Mid Cap Value Portfolios in 1996.

J. David Germany, Managing Director, Morgan Stanley, joined MAS in 1991. He served as Vice President & Senior Economist for Morgan Stanley & Co. from 1989 to 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1993 and the Multi-Asset-Class Portfolio in 1994.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 65

Ellen D. Harvey, Principal, Morgan Stanley, joined MAS in 1984. She assumed responsibility for the Cash Reserves Portfolio in 1990, the Limited Duration Portfolio in 1992 and the Intermediate Duration Portfolio in 1994.

Abhi Y. Kanitkar, Vice President, Morgan Stanley, joined MAS in 1994. He served as an Investment Analyst from 1993 through 1994 for Newbold's Asset Management and as Director & Investment Analyst from 1990 through 1993 for Kanitkar Investment Services, Inc. He assumed responsibility for the Mid Cap Growth Portfolio in 1996.

Nicholas J. Kovich, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Equity Portfolio in 1994 and the Value Portfolio in 1997.

Steven K. Kreider, Principal, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Municipal and the PA Municipal Portfolios in 1992.

Michael Kushma, Principal, Morgan Stanley, joined Morgan Stanley in 1988. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1996.

Robert J. Marcin, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Value Portfolio in 1990 and the Equity Portfolio in 1994.

Paul F. O'Brien, Principal, Morgan Stanley, joined MAS in 1996. He served as Head of European Economics from 1993 through 1995 for JP Morgan and as Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1996.

Scott F. Richard, Managing Director, Morgan Stanley, joined MAS in 1992. He served as Vice President, Head of Fixed Income Research & Model Development for Goldman, Sachs & Co. from 1987 to 1991 and as Head of Mortgage Research in 1992. He assumed responsibility for the Mortgage-Backed Securities Portfolio in 1992, the Limited Duration, Intermediate Duration, Municipal and PA Municipal Portfolios in 1994 and the Advisory Mortgage Portfolio in 1995.

Christian G. Roth, Principal, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Limited Duration and Intermediate Duration Portfolios in 1994.

Gary G. Schlarbaum, Managing Director, Morgan Stanley; Director, MAS Fund Distribution, Inc.; joined MAS in 1987. He assumed responsibility for the Equity and Small Cap Value Portfolios in 1987, the Balanced Portfolio in 1992 and the Multi-Asset-Class and Mid Cap Value Portfolios in 1994.

Horacio A. Valeiras, Principal, Morgan Stanley, joined MAS in 1992. He served as an International Strategist from 1989 through 1992 for Credit Suisse First Boston and as Director-Equity Research in 1992. He assumed responsibility for the International Equity Portfolio in 1992, the Emerging Markets Portfolio in 1993, the Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996.

Richard B. Worley, Managing Director, Morgan Stanley, joined MAS in 1978. He assumed responsibility for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the Fixed Income Portfolio II in 1990, the Balanced and Special Purpose Fixed Income Portfolios in 1992, the Global Fixed Income and International Fixed Income Portfolios in 1993 and the Multi-Asset-Class Portfolio in 1994.

ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary

-------------------------------------------------------------------------------
MAS Funds - 66        Terms in bold type are defined in the Prospectus Glossary
of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.


GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the portfolios for their clients.

Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. MAS may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley Group Inc., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.

OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-six portfolios.

The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Meetings of shareholders will not be held except as required by the Investment Company Act of 1940, as amended, and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.


As of January 2, 1997, The Northern Trust Co. (Chicago, IL) owned a controlling interest (as that term is defined by the Investment Company Act of 1940, as amended) of the Cash Reserves Portfolio; the Inglis House Foundation (Philadelphia, PA) owned a controlling interest in the Mortgage-Backed Securities Portfolio; Richard B. Worley (West Conshohocken, PA) owned a controlling interest in the PA


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 67

Municipal Portfolio; Wendell & Co. (New York, NY) owned a controlling interest in the Balanced Portfolio; the Charles A Dana Foundation (New York,
NY) owned a controlling interest in the Global Fixed Income Portfolio and the Morgan Stanley Group, Inc. (New York, NY) owned a controlling interest in the Intermediate Duration Portfolio.


Custodians: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.


Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and dividend disbursing agent.


Reports: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

Litigation: The Fund is not involved in any litigation.

Closed Holidays: Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the Cash Reserves Portfolio will be closed on Martin Luther King Day, Columbus Day and Veteran's Day.

-------------------------------------------------------------------------------
MAS Funds -  68       Terms in bold type are defined in the Prospectus Glossary

TRUSTEES AND OFFICERS

   The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:


   Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Director, Morgan Stanley Universal Funds, Inc.

   Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Federal National Mortgage Association; Director, Reliance Group Holdings; Director, Melville Corporation.


   Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.


   Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

   Vincent R. McLean, Trustee; Director, Alexander and Alexander Services, Inc., Director, Legal and General America, Inc., Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

   C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.


   *Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

-------------------------------------------------------------------------------


   James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund
Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.

   Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

   Douglas W. Kugler, CFA, Treasurer, MAS Funds; Vice President, Morgan Stanley; Head of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP; formerly Assistant Vice President, Provident Financial Processing
Corporation.

   John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius, LLP; formerly Attorney, Ropes & Gray.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 69

                     (This page intentionally left blank)






-------------------------------------------------------------------------------
MAS Funds -  70       Terms in bold type are defined in the Prospectus Glossary

MAS LOGO -------------------------------------------- ACCOUNT REGISTRATION FORM
--------
MAS FUNDS                                        MAS Fund Distribution, Inc.
                                                 General Distribution Agent


-----------------------------------------------------------------------------
/1/
REGISTRATION/PRIMARY MAILING ADDRESS

Confirmations and month-end statements will be mailed to this address.



------------------------------------------------------------------------------

------------------------------------------------------------------------------
Attention
         ---------------------------------------------------------------------
Street or P.O. Box
                  ------------------------------------------------------------
City                                State                 Zip        -
    --------------------------------     ----------------    -------- --------
Telephone No.         -           -
             --------  ----------  -----------------


Form of Business Entity: / / Corporation  / / Partnership
                         / / Trust  / / Other



                        --------------------------------------------------
Type of Account: / / Defined Benefit Plan   / / Defined Contribution Plan
                          / /  Profit Sharing/Thrift Plan
                 / / Other Employee Benefit Plan

                     ------------------------------------------------------
                 / / Endowment  / / Foundation  / / Taxable  / / Other (Specify)

                     ------------------------------------------------------
/ / United States Citizen   / / Resident Alien  / / Non-Resident Alien, Indicate
                                                    Country of Residence

                                                    ----------------------------
================================================================================
/2/
INTERESTED PARTY OPTION
In addition to the account statement sent to the above registered address, the Fund is authorized to mail duplicate statements to the name and address provided at right.

For additional interested party mailings, please attach a separate sheet.

Attention
         ----------------------------------------------------------------------
Company
(If Applicable)
               ----------------------------------------------------------------
Street or P.O. Box
                  -------------------------------------------------------------
City                        State                   Zip              -
    ------------------------     -------------------   -------------- ---------
Telephone No.           -          -
             ----------- ---------- -----------
===============================================================================

/3/ INVESTMENT
    For Purchase of:

/ / Equity Portfolio            / / Fixed Income Portfolio                    / / International Equity Portfolio
/ / Value Portfolio             / / Fixed Income Portfolio II                 / / Emerging Markets Portfolio
/ / Growth Portfolio            / / Special Purpose Fixed Income Portfolio    / / International Fixed Income Portfolio
/ / Mid Cap Growth Portfolio    / / High Yield Portfolio                      / / Global Fixed Income Portfolio
/ / Mid Cap Value Portfolio     / / Limited Duration Portfolio                / / Municipal Portfolio
/ / Balanced Portfolio          / / Intermediate Duration Portfolio
/ / Multi-Asset-Class Portfolio / / Mortgage-Backed Securities Portfolio
/ / Balanced Plus Portfolio     / / Cash Reserves Portfolio
                                / / Domestic Fixed Income Portfolio



/4/
    TAXPAYER IDENTIFICATION NUMBER
    Part 1.
                          Social Security Number
                              --           --
                      -------    ---------    --------
                                    or
                      Employer Identification Number
                                 -
                            ----- --------------
    Part 2. BACKUP WITHHOLDING
    / / Check the box if the account is subject to
    Backup Withholding under the provisions of
    Section 3406(a)(1)(C) of the Internal Revenue Code.
-------------------------------------------------------------------------------
                            IMPORTANT TAX INFORMATION

You (as a payee) are required by law to provide us (as payer) with your current taxpayer identification number. Accounts that have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31% rate on ordinary income and capital gains distribution as well as redemptions. Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. You may be notified that you are subject to backup withholding under section 3406(a)(1)(C) because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment. If you have been so notified, check the box in
PART 2 at left.
===============================================================================
MILLER
ANDERSON
& SHERRERD, LLP
         ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
SIDE ONE OF TWO

MAS LOGO
--------
MAS FUNDS

===============================================================================
/5/ TELEPHONE REDEMPTION OPTION

 Please sign below if you wish to redeem or exchange shares by telephone. Redemption proceeds requested by phone may only be mailed to the account's primary registration address or wired according to bank instructions provided in writing. A signature guarantee is required if the bank account listed below is not registered identically to your Fund Account.

 The Fund and its agents shall not be liable for reliance on phone instructions reasonably believed to be genuine. The Fund will maintain procedures designed to authenticate telephone instructions received.

 Telephone requests for redemptions or exchanges will not be honored unless signature appears below.

 (X)
 ---------------------------------------------------------------------------
 Signature                                                              Date

===============================================================================
/6/ WIRING INSTRUCTIONS -- The instructions provided below may only be changed by written notification.

    Please check appropriate box(es):

    / / Wire redemption proceeds
    / / Wire distribution proceeds (please complete box /7/ below)

  --------------------------------------------------  ----------------------
   Name of Commercial Bank (Net Savings Bank)            Bank Account No.

  --------------------------------------------------------------------------
               Name(s) in which your Bank Account is Established

  --------------------------------------------------------------------------
                             Bank's Street Address

  --------------------------------------------  ----------------------------
   City           State         Zip                  Routing/ABA Number

===============================================================================
/7/ DISTRIBUTION OPTION -- Income dividends and capital gains distributions
    (if any) will be reinvested in additional shares if no box is checked below. The instructions provided below may only be changed by written notification.

   / / Income dividends and capital gains to be paid in cash.

   / / Income dividends to be paid in cash and capital gains distribution in additional shares.

   / / Income dividends and capital gains to be reinvested in additional shares.

  If cash option is chosen, please indicate instructions below:

   / / Mail distribution check to the name and address in which account is registered.

   / / Wire distribution to the same commercial bank indicated in Section 6 above.

===============================================================================

/8/ WIRING INSTRUCTIONS

    For purchasing Shares by wire, please send a Fedwire payment to:

    The Chase Manhattan Bank
    1 Chase Manhattan Plaza
    New York, NY 10081
    ABA# 021000021
    DDA# 910-2-734143
    Attn: MAS Funds Subscription Account
    Ref. (Portfolio name, your Account number, your Account name)

===============================================================================
SIGNATURE(S) OF ALL HOLDERS AND TAXPAYER CERTIFICATION
The undersigned certify that I/we have full authority and legal capacity to purchase shares of the Fund and affirm that I/we have received a current Prospectus of the MAS Funds and agree to be bound by its terms. Under penalties of perjury I/we certify that the information provided in Section 4 above is true, correct and complete. The Internal Revenue Service does not require your consent to any provision of the document other than the certifications required to avoid backup withholding.


(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

                This application is separate from the prospectus

--------------------------
  FOR INTERNAL USE ONLY

(X)
--------------------------
Signature             Date

--------------------------
O / / F / / OR  / / S / /
--------------------------
===============================================================================

MILLER
ANDERSON
& SHERRERD, LLP
         ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
                                                                SIDE TWO OF TWO

--LOGO---------------------------------------------------------------PROSPECTUS


                                January 31, 1997


Investment Adviser and Administrator:  Transfer Agent:

Miller Anderson & Sherrerd, LLP        Chase Global Funds Funds Services Company
One Tower Bridge                       73 Tremont Street
West Conshohocken,                     Boston, Massachusetts 02108-0913

                             General Distribution Agent:

                             MAS Fund Distribution, Inc.
                             One Tower Bridge
                             P.O. Box 868
                             West Conshohocken,
                             Pennsylvania 19428-0868

-------------------------------------------------------------------------------
                                Table of Contents

                               Page                                        Page

Fund Expenses                  2           General Shareholder Information
Prospectus Summary             4            Purchase of Shares              53
Financial Highlights           8            Redemption of Shares            55
Yield and Total Return        15            Shareholder Services            56
Investment Suitability        16            Valuation of Shares             57
Investment Limitations        17            Dividends, Capital Gains
Portfolio Summaries           19            Distributions
Equity Investments            19             and Taxes                      58
Fixed-Income Investments      23           Investment Adviser               61
Prospectus Glossary:                       Portfolio Management             64
 Strategies                   38           Administrative Services          66
 Investments                  43           General Distribution Agent       67
                                           Portfolio Transactions           67
                                           Other Information                67
                                           Trustees and Officers            69



MILLER
ANDERSON
& SHERRERD, LLP__ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185_

LOGO
                                                     INVESTMENT CLASS PROSPECTUS





                                January 31, 1997
Client Services: 1-800-354-8185    Prices and Investment Results: 1-800-522-1525

MAS Funds (the Fund) is a no-load mutual fund consisting of twenty-six portfolios, twenty-three of which are described in this Prospectus. Each portfolio in this Prospectus operates as a separate diversified investment company except the Global Fixed Income and International Fixed Income Portfolios which are non-diversified investment companies. The investment objective of each portfolio is described with a summary of investment policies as referenced below. The Fund's Small Cap Value Portfolio is not currently being offered to new investors. This Prospectus offers the Investment Class Shares of the Fund. The Fund also offers Institutional Class Shares and Adviser Class Shares.



Shares of the Cash Reserves Portfolio are neither insured nor guaranteed by the U.S. Government. The Portfolio seeks to maintain, but there can be no assurance that it will be able to maintain, a constant net asset value of $1.00 per share.

The High Yield Portfolio will invest primarily, and certain other portfolios of the Fund may invest to varying degrees, in high yield, high risk securities which are speculative with regard to payment of interest and return of principal commonly referred to as junk bonds); therefore, investments in these portfolios may not be suitable for all investors. See High Yield Investing in the Glossary of Strategies for additional information regarding certain risks associated with investment in such securities.

--------------------------------------------------------------------------------

                            PORTFOLIO PAGE REFERENCE


 How to Use This Prospectus: 3               Fixed Income:                               Balanced:                  37
                                               Cash Reserves                  24
 Portfolio Summaries:                          Domestic Fixed Income          25         Multi-Asset-Class:         38
                                               Fixed Income                   26         Balanced Plus:             39
 Equity:
       Equity               21                 Fixed Income II                27
       Growth               21                 Global Fixed Income            28         Prospectus Glossary:
       International Equity 22                 High Yield                     29             Strategies             40
       Mid Cap Growth       22                 Intermediate Duration          30             Investments            45
       Mid Cap Value        23                 International Fixed Income     31         General Shareholder
       Small Cap Value      23                 Limited Duration               32         Information:               56
       Value                24                 Mortgage-Backed Securities     33
                                               Municipal                      34         Table of Contents: Back Cover
                                               PA Municipal                   35
                                               Special Purpose Fixed Income   36

This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1997 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
               THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                          ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MILLER
ANDERSON
& SHERRERED, LLP  ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-345-8185

EXPENSE SUMMARY - INVESTMENT CLASS SHARES


The following tables illustrate the various expenses and fees that a shareholder for that portfolio will incur either directly or indirectly. The annual expenses and fees set forth below are estimated based upon the portfolios attaining certain average assets levels. The Adviser may from time to time waive fees or reimburse expenses thereby reducing total operating expenses.


     Shareholder Transaction Expenses:
     Sales Load Imposed on Purchases                                      None
     Sales Load Imposed on Reinvested Dividends                           None
     Redemption Fees                                                      None
     Exchange Fees                                                        None


     Annual Fund Operating Expenses:
     (as a percentage of average net assets after fee waivers)
     Shareholder Service Fee                                              0.15%


                                   Investment                        Total
                                    Advisory         Other          Operating
          Portfolio                   Fees          Expenses        Expenses
-------------------------------------------------------------------------------
Equity                               0.500%*          0.150%         0.800%
Growth                               0.500            0.150          0.800
International Equity                 0.500            0.250          0.900
Mid Cap Growth                       0.500            0.150          0.800
Mid Cap Value                        0.564*           0.386          1.100
Small Cap Value                      0.750            0.150          1.050
Value                                0.500*           0.150          0.800
Cash Reserves                        0.155*           0.245          0.550
Domestic Fixed Income                0.362*           0.208          0.720
Fixed Income                         0.375            0.155          0.680
Fixed Income II                      0.375            0.175          0.700
Global Fixed Income                  0.375            0.275          0.800
High Yield                           0.375            0.175          0.700
Intermediate Duration                0.244*           0.356          0.750
International Fixed Income           0.375            0.225          0.750
Limited Duration                     0.300*           0.180          0.630
Mortgage-Backed Securities           0.335*           0.215          0.700
Municipal                            0.288*           0.262          0.700
PA Municipal                         0.228*           0.322          0.700
Special Purpose Fixed Income         0.375*           0.155          0.680
Balanced                             0.450            0.200          0.800
Multi-Asset-Class**                  0.570*           0.330          1.050
Balanced Plus                        0.550            0.200          0.900

Where applicable as described in the Financial Highlights, the Total Operating Expenses ratios reflected in the table above are higher than the ratio of expense offset arrangements. The result of such arrangements is to offset expenses that otherwise would be deducted from portfolio assets.

* The Advisor has voluntarily agreed to waive Advisory Fees and/or reimburse certain Other Expenses to the extent necessary to keep the Total Operating Expenses of the Equity, Mid Cap Value, Value, Cash Reserves, Domestic Fixed Income, High Yield, Intermediate Duration, Limited Duration, Mortgage-Backed Securities, Municipal, PA Municipal, Special Purpose Fixed Income, and Multi-Asset-Class Portfolios from exceeding 0.800%, 1.100%, 0.800%, 0.550%, 0.720%, 0.700%, 0.750%, 0.630%, 0.700%, 0.700%, 0.680%, and 1.050%,
   respectively. Absent such fee waivers and/or reimbursements the Total Operating Expenses would be 0.900%, 1.286%, 0.870%, 0.645%, 0.733%, 0.755%,
   0.881%, 0.746%, 0.787%, 0.847%, 0.775%, 1.130%, for the Equity, Mid Cap
   Value, Value, Cash Reserves, Domestic Fixed Income, High Yield, Intermediate Duration, Mortgage-Backed Securities, Municipal, PA Municipal, Special Purpose Fixed Income, and Multi-Asset-Class Portfolios, respectively.
** On November 21, 1996 shareholders of the Multi-Asset-Class Portfolio approved an increase in the Advisory Fee from 0.45% to 0.65% of average daily net assets. The Investment Advisory Fees and Total Operating Expenses have been adjusted to reflect this change.

-------------------------------------------------------------------------------
MAS Funds - 2         Terms in bold type are defined in the Prospectus Glossary

EXAMPLE

The purpose of this table is to assist in understanding the various expenses that a shareholder in a portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. For portfolios with less than 10 months of operations, only the 1 and 3 year examples are shown.

          Portfolio               1 year      3 year      5 year      10 year
-------------------------------------------------------------------------------
Equity                             $ 8         $26          $44        $ 99
Growth                               8          26           --          --
International Equity                 9          29           50         111
Mid Cap Growth                       8          26           44          99
Mid Cap Value                       11          35           61         134
Small Cap Value                     11          33           58         128
Value                                8          26           44          99
Cash Reserves                        6          18           31          69
Domestic Fixed Income                7          23           40          89
Fixed Income                         7          22           38          85
Fixed Income II                      7          22           39          87
Global Fixed Income                  8          26           44          99
High Yield                           7          22           39          87
Intermediate Duration                8          24           42          93
International Fixed Income           8          24           42          93
Limited Duration                     6          20           35          79
Mortgage-Backed Securities           7          22           39          87
Municipal                            7          22           39          87
PA Municipal                         7          22           39          87
Special Purpose Fixed Income         7          22           38          85
Balanced                             8          26           44          99
Multi-Asset-Class                   11          33           58         128
Balanced Plus                        9          29           --          --

-----------------------------------------------------------------------------

                           HOW TO USE THIS PROSPECTUS

A PROSPECTUS SUMMARY begins on page 4;


FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page
8;

GENERAL INFORMATION including INVESTMENT LIMITATIONS pertinent to all portfolios begins on page 18;


SUMMARY PAGES for each portfolio's Objective, Policies and Strategies begin on page 22;


The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 40;

GENERAL SHAREHOLDER INFORMATION begins on page 56.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 3

                               PROSPECTUS SUMMARY


EQUITY PORTFOLIOS


Equity - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Common Stocks of companies which are deemed by the Adviser to have earnings growth potential greater than the economy in general and greater than the expected rate of inflation.


Growth - seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of Common Stocks of larger size companies that are deemed by the Adviser to offer long-term growth potential.


International Equity - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Foreign Equities.


Mid Cap Growth - seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of Common Stocks of smaller and medium size companies that are deemed by the Adviser to offer long-term growth potential.


Mid Cap Value - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in Common Stocks with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index.

Small Cap Value - (not currently offered to new investors) seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Common Stocks with equity capitalizations in the range of companies represented in the Russell 2000 Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The portfolio will typically exhibit lower price/earnings and price/book value ratios than the Russell 2000.

Value - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Common Stocks which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

FIXED-INCOME PORTFOLIOS

Cash Reserves - seeks to realize maximum current income, consistent with preservation of capital and liquidity, by investing in a diversified portfolio of money-market instruments, Cash Equivalents and other short-term securities having expected maturities of thirteen months or less. The portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.


Domestic Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Governments, Corporates rated "A" or higher, Mortgage Securities, other Fixed-Income Securities rated "A" or higher of domestic issuers and Derivatives. The portfolio's average weighted maturity will ordinarily be greater than five years.

Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, Corporates, Mortgage Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.


-------------------------------------------------------------------------------
MAS Funds - 4         Terms in bold type are defined in the Prospectus Glossary

Fixed Income II - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, investment-grade Corporates, Mortgage Securities, Foreign Bonds and other Fixed-Income Securities (rated A or higher) and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.


Global Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-grade Fixed-Income Securities, Foreign Bonds and Derivatives representing securities of United States and foreign issuers. The portfolio's average weighted maturity will ordinarily exceed five years.

High Yield - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of High Yield Securities, Corporates and other Fixed-Income Securities (including bonds rated below investment grade) and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.


Intermediate Duration - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments and investment-grade Corporates, Mortgage Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives. The portfolio will maintain an average duration of between two and five years.


International Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-grade Foreign Bonds and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.


Limited Duration - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, Mortgage Securities, investment-grade Corporates and other Fixed-Income Securities. The portfolio will maintain an average duration of between one and three years.

Mortgage-Backed Securities - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Mortgage Securities and other Fixed-Income Securities and Derivatives. The portfolio's average weighted maturity will ordinarily exceed seven years.

Municipal - seeks to realize above-average total return over a market cycle of three to five years, consistent with conservation of capital and the realization of current income which is exempt from federal income tax, by investing primarily in a diversified portfolio of Municipals and other Fixed-Income Securities and Derivatives, including a limited percentage of bonds rated below investment grade. The portfolio's average weighted maturity will ordinarily be between five and ten years.

PA Municipal - seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax and Pennsylvania personal income tax by investing in a diversified portfolio of PA Municipals and other Fixed-Income Securities and Derivatives including a limited percentage of bonds rated below investment grade. The portfolio's average weighted maturity will ordinarily be between five and ten years.


Special Purpose Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, Corporates, Mortgage Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives. The portfolio is structured to complement an investment in one or more of the Fund's Equity Portfolios for investors seeking a balanced investment. The portfolio's average weighted maturity will ordinarily exceed five years.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 5

BALANCED INVESTING

Balanced Portfolio - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of Equity Securities, Fixed-Income Securities and Derivatives. When the Adviser judges the relative outlook for the equity and fixed-income markets to be neutral, the portfolio will be invested 60% in equity securities and 40% in fixed-income securities. The asset mix is actively managed by the Adviser, with equity securities ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

Multi-Asset-Class Portfolio - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Equity Securities, Fixed-Income Securities and High Yield Securities of United States and foreign issuers and Derivatives. The asset mix is actively managed by the Adviser.


Balanced Plus Portfolio - seeks to achieve above average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of Common Stocks of domestic and foreign issuers and Fixed-Income Securities and Derivatives.

RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to each Portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:


o Each portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;

o Each portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;


o Fixed-Income Securities that may be acquired by the Portfolios will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa;

o Investments in Common Stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Portfolio's net asset value.


o Securities purchased on a When-Issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;


o Each portfolio (except the Cash Reserves Portfolio) may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so;

o Each portfolio (except the Cash Reserves Portfolio) may invest in certain instruments such as Forwards, certain types of Futures & Options, certain types of Mortgage Securities and When-Issued Securities which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to


-------------------------------------------------------------------------------
MAS Funds - 6         Terms in bold type are defined in the Prospectus Glossary
   such instruments. As asset segregation reaches certain levels, a portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses;


o Investments in floating rate securities (Floaters) and inverse floating rate securities (Inverse Floaters) and mortgage-backed securities (Mortgage Securities), including principal-only and interest-only Stripped Mortgage-Backed Securities (SMBS), may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets);


o From time to time Congress has considered proposals to restrict or eliminate the tax-exempt status of Municipals. If such proposals were enacted in the future, the Municipal Portfolio and the PA Municipal Portfolio would reconsider their investment objectives and policies;


o Investments in securities rated below investment grade, generally referred to as High Yield, high risk or junk bonds, carry a high degree of credit risk and are considered speculative by the major rating agencies;

o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. See Foreign Investing. The portfolios investing in foreign securities may also engage in foreign currency exchange transactions. See Forwards, Futures & Options, and Swaps; and,


o The Global Fixed Income and International Fixed Income Portfolios are Non-Diversified for purposes of the Investment Company Act of 1940, as amended, meaning that they may invest a greater percentage of assets in the securities of one issuer than other portfolios.

HOW TO INVEST: Investment Class Shares of each portfolio are available to Shareholders with combined investments of $1,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Shares are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The Fund also offers Institutional and Adviser Class Shares which differ from the Investment Class Shares in expenses charged and purchase requirements. Further information relating to the other classes may be obtained by calling 800-354-8185.


HOW TO REDEEM: Shares of each portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price, except ordinarily in the case of the Cash Reserves Portfolio which seeks to maintain, but does not guarantee, a constant net asset value per share of $1.00. See Redemption of Shares and Shareholder Services.


THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser" or "MAS") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Group, Inc., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of the date of this Prospectus had in excess of $40.9 billion in assets under management.


THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.


ADMINISTRATIVE SERVICES: The Adviser provides the Fund directly, or through third parties, with fund administration services. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, serves as Transfer Agent to the Fund. See Administrative Services.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 7

             FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30



  Selected per share data and ratios for a share of each Portfolio outstanding throughout each period

    The following information should be read in conjunction with the Fund's financial statements which are included in the Annual Report to Shareholders and incorporated by reference in the Statement of Additional
 Information. The Fund's financial statements for the year ended September 30,
                        1996 have been examined by Price
      Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information.



    The Investment Class Shares of the Mid Cap Growth, Small Cap Value, Cash
     Reserves, Domestic Fixed Income, Fixed Income, Fixed Income II, Global
        Fixed Income, Intermediate Duration, International Fixed Income,
           Limited Duration, Mortgage-Backed Securities, Municipal, PA
        Municipal and Balanced Portfolios had not commenced operations as of September 30, 1996, therefore, Institutional Class share financial information is provided to investors for informational purposes only and should be referred as a historical guide to a Portfolio's operations and expenses. As of the fiscal year ended September 30, 1996, the Growth and
  Balanced Plus Portfolios had not commenced operations. Past performance does not indicate future results.
-----------------------------------------------------------------------------

                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
 -----------------------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Investment Class Operations 4/10/96)
1996     $24.31       $0.22          $1.24          $1.46          ($0.11)          --               --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-      Ratio of      Ratio of
                         Value-                   End of        Expenses     Net Income   Portfolio     Average
            Total        End of       Total       Period       to Average    to Average    Turnover   Commission
        Distributions    Period     Return**   (thousands)    Net Assets##   Net Assets      Rate      Rate ###
----------------------------------------------------------------------------------------------------------------
Equity Portfolio (Commencement of Investment Class Operations 4/10/96)
1996        ($0.11)      $25.66       6.02%        $113           0.75%*        1.83%*        67%       $0.0557

*   Annualized
**  Total return figures for partial years are not annualized.
## For the period ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the Equity Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ for the portfolio.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.


-------------------------------------------------------------------------------
MAS Funds - 8         Terms in bold type are defined in the Prospectus Glossary

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30
-----------------------------------------------------------------------------


                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
------------------------------------------------------------------------------------------------------------
International Equity Portfolio (Commencement of Investment Class Operations 04/10/96)

1996     $13.02       $0.09          $0.12          $0.21            --              --               --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-      Ratio of      Ratio of
                         Value-                   End of        Expenses     Net Income    Portfolio     Average
            Total        End of       Total       Period       to Average    to Average     Turnover   Commission
        Distributions    Period     Return**   (thousands)    Net Assets##   Net Assets       Rate      Rate ###
------------------------------------------------------------------------------------------------------------------
International Equity Portfolio (Commencement of Investment Class Operations 04/10/96)
1996          --         $13.23       1.61%        $235           0.81%*        1.81%*        78%       $0.0093

*   Annualized
**  Total return figures for partial years are not annualized.
## For the period ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the International Equity Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.77*%.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 9

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30
-----------------------------------------------------------------------------


                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Institutional Class Operations 3/30/90)#,+
1996     $18.60       $0.01           $4.70         $4.71         ($0.03)         ($2.75)            --
1995      16.29        0.03            4.21          4.24          (0.03)          (1.90)            --
1994      18.56        0.02           (0.58)        (0.56)         (0.01)          (1.70)            --
1993      14.51        0.01            4.80          4.81          --              (0.76)            --
1992      14.92        0.01            0.44          0.45          (0.03)          (0.83)            --
1991       9.00        0.04            5.91          5.95          (0.03)           --               --
1990      10.00        0.02           (1.01)        (0.99)         (0.01)           --               --

Mid Cap Value Portfolio (Commencement of Investment Class Operations 5/10/96)
1996     $13.77       $0.04          $ 0.67        $ 0.71           --              --               --

Small Cap Value Portfolio (Commencement of Institutional Class Operations 7/01/86)#,+
1996     $18.28       $0.18          $ 3.62        $ 3.80         ($0.20)         ($2.24)            --
1995      17.67        0.19            2.49          2.68          (0.14)          (1.93)            --
1994      17.55        0.16            1.14          1.30          (0.24)          (0.94)            --
1993      12.84        0.18            4.64          4.82          (0.11)           --               --
1992      11.45        0.10            1.48          1.58          (0.19)           --               --
1991       7.20        0.23            4.21          4.44          (0.19)           --               --
1990      10.42        0.28           (3.05)        (2.77)         (0.45)           --               --
1989       8.54        0.34            1.74          2.08          (0.20)           --               --
1988      10.24        0.18           (1.42)        (1.24)         (0.14)          (0.32)            --
1987       9.35        0.13            0.84          0.97          (0.08)           --               --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-      Ratio of      Ratio of
                         Value-                   End of        Expenses     Net Income   Portfolio     Average
            Total        End of       Total       Period       to Average    to Average    Turnover   Commission
        Distributions    Period     Return**   (thousands)    Net Assets##   Net Assets      Rate       Rate###
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Institutional Class Operations 3/30/90)#,+
1996       ($2.78)       $20.53       28.81%     $403,281         0.60%         0.04%        141%       $0.0491
1995        (1.93)        18.60       30.56       373,547         0.61          0.21         129
1994        (1.71)        16.29       (3.28)      302,995         0.60          0.12          55
1993        (0.76)        18.56       33.92       309,459         0.59          0.07          69
1992        (0.86)        14.51        2.87       192,817         0.60          0.05          39
1991        (0.03)        14.92       66.26       171,163         0.60          0.29          46
1990        (0.01)         9.00       (9.98)       76,398         0.64*         0.34*         23

Mid Cap Value Portfolio (Commencement of Investment Class Operations 5/10/96)
1996         --          $14.48        5.16%     $    127         1.03%*++      0.86%*       377%       $0.0462

Small Cap Value Portfolio (Commencement of Institutional Class Operations 7/01/86)#,+
1996       ($2.44)       $19.64       24.00%     $585,457         0.86%         0.99%        145%       $0.0498
1995        (2.07)        18.28       18.39       430,368         0.87          1.20         119
1994        (1.18)        17.67        8.04       308,156         0.88          0.91         162
1993        (0.11)        17.55       37.72       175,029         0.88          1.33          93
1992        (0.19)        12.84       14.12       105,886         0.86          1.06          50
1991        (0.19)        11.45       63.07        52,182         0.88          1.70          53
1990        (0.45)         7.20      (27.63)      100,848         0.85          1.77          59
1989        (0.20)        10.42       24.85       189,223         0.85          3.48          36
1988        (0.46)         8.54      (11.50)      202,500         0.86          2.32          41
1987        (0.08)        10.24       10.53       201,621         0.92          1.67          38

*   Annualized
**  Total return figures for partial years are not annualized.
++ For the period indicated, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary in order to keep the total annual operating expenses for the Mid Cap Value Portfolio from exceeding 1.10%. Voluntarily waived and reimbursed expenses totalled 0.14%*.
# Formerly Emerging Growth Portfolio (through May 17, 1995) and Small Capitalization Value Portfolio (through December 23, 1994)
## For the periods ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Mid Cap Growth and Mid Cap Value Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.60% and 0.60% for the Mid Cap Growth Portfolio, respectively, and would not have changed significantly for the Mid Cap Value Portfolio. For the years ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Small Cap Value Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.
 +  Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993.


-------------------------------------------------------------------------------
MAS Funds - 10        Terms in bold type are defined in the Prospectus Glossary

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30
-----------------------------------------------------------------------------

                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
-------------------------------------------------------------------------------------------------------------

Value Portfolio (Commencement of Investment Class Operations 5/6/96)##
1996     $14.97       $0.12          $0.59          $0.71          ($0.08)           --              --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio     Average
            Total        End of       Total       Period      to Average   to Average    Turnover   Commission
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate       Rate###
---------------------------------------------------------------------------------------------------------------
Value Portfolio (Commencement of Investment Class Operations 5/6/96)##
1996        ($0.08)      $15.60       4.78%       $9,244         0.76%*       2.05%*        53%       $0.0572

*   Annualized
**  Total return figures for partial years are not annualized.
## For the period September 30, 1996, the Ratio of Expenses to Average Net Assets for the Value Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.75%*.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 11

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30
-----------------------------------------------------------------------------


                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)
1996     $1.000        $.052           --            $.052         ($.052)          --               --
1995       1.000        .055           --             .055          (.055)          --               --
1994       1.000        .034           --             .034          (.034)          --               --
1993       1.000        .028           --             .028          (.028)          --               --
1992       1.000        .038           --             .038          (.038)          --               --
1991       1.000        .064           --             .064          (.064)          --               --
1990       1.000        .007           --             .007          (.007)          --               --

Domestic Fixed Income Portfolio (Commencement of Institutional Class Operations 9/30/87)#,+++
1996     $11.03       $0.56          ($0.09)        $0.47         ($0.57)          --             ($ 0.04)+
1995       9.87        0.52            0.87          1.39          (0.23)        ($ 0.23)           --
1994      11.99        0.94           (1.23)        (0.29)         (0.95)          (0.73)           (0.15)+
1993      11.80        0.84            0.66          1.50          (0.78)          (0.53)            --
1992      11.34        0.87            0.76          1.63          (1.00)          (0.17)            --
1991      10.26        0.92            1.10          2.02          (0.94)           --               --
1990      10.90        0.87           (0.45)         0.42          (0.96)          (0.10)            --
1989      10.78        0.86            0.08          0.94          (0.78)          (0.04)            --
1988       9.99        0.73            0.52          1.25          (0.45)          (0.01)            --
1987      10.00         --            (0.01)        (0.01)           --             --               --


                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-      Ratio of      Ratio of
                         Value-                   End of        Expenses     Net Income   Portfolio
            Total        End of       Total       Period       to Average    to Average    Turnover
        Distributions    Period     Return**   (thousands)    Net Assets##   Net Assets      Rate
---------------------------------------------------------------------------------------------------
Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)
1996        ($.052)      $ 1.000       5.35%     $78,497           0.33%++       5.19%       N/A
1995         (.055)        1.000       5.57       44,624           0.33++        5.45        N/A
1994         (.034)        1.000       3.40       37,933           0.32++        3.70        N/A
1993         (.028)        1.000       2.81       10,717           0.32++        2.78        N/A
1992         (.038)        1.000       3.89       12,935           0.32++        3.95        N/A
1991         (.064)        1.000       6.63       24,163           0.32++        6.57        N/A
1990         (.007)        1.000       0.74       23,285           0.48*         8.31*       N/A

Domestic Fixed Income Portfolio (Commencement of Institutional Class Operations 9/30/87)#,+++
1996       ($0.61)       $10.89        4.41%     $95,362           0.52%++       5.73%       168%
1995        (0.23)        11.03       14.33       36,147           0.51++        6.80        313
1994        (1.83)         9.87       (2.87)      36,521           0.50++        7.65         78
1993        (1.31)        11.99       14.08       90,350           0.50          7.15         96
1992        (1.17)        11.80       15.41       98,130           0.47          7.67        136
1991        (0.94)        11.34       20.99       83,200           0.48          8.18        131
1990        (1.06)        10.26        3.90       77,622           0.48          8.35        181
1989        (0.82)        10.90        9.14       68,855           0.49          8.24        219
1988        (0.46)        10.78       12.63       53,236           0.50          8.62        224
1987          --           9.99       (0.10)      14,981            N/A           N/A        N/A


*   Annualized
**  Total return figures for partial years are not annualized.
 +  Represents distributions in excess of realized net gain.
++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Cash Reserves and Domestic Fixed Income Portfolios from exceeding 0.32% and 0.50% respectively for the periods indicated. Voluntarily waived fees and reimbursed expenses totalled 0.08%, 0.24%, 0.14%, 0.11% and 0.09% for the years 1992, 1993, 1994, 1995 and 1996, respectively, for the Cash
    Reserves Portfolio. For 1994, 1995 and 1996, such fees and expenses were 0.03%, 0.09% and 0.01%, respectively, for the Domestic Fixed Income Portfolio.
#   Formerly Select Fixed Income Portfolio (through December 23, 1994)
## For the years ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Cash Reserves and Domestic Fixed Income Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.32% and 0.50%, respectively.
+++ Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993.


-------------------------------------------------------------------------------
MAS Funds - 12        Terms in bold type are defined in the Prospectus Glossary

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30
-----------------------------------------------------------------------------


                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
------------------------------------------------------------------------------------------------------------
Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)+++
1996     $11.82       $0.78           $0.08         $0.86         ($0.79)         ($0.06)            --
1995      10.93        0.80            0.69          1.49          (0.60)           --               --
1994      12.86        0.77           (1.28)        (0.51)         (0.82)          (0.47)           (0.13)+
1993      12.67        0.88            0.75          1.63          (0.83)          (0.61)            --
1992      12.20        0.90            0.74          1.64          (1.02)          (0.15)            --
1991      10.94        0.94            1.25          2.19          (0.93)           --               --
1990      11.64        0.92           (0.49)         0.43          (1.03)          (0.10)            --
1989      11.40        0.90            0.11          1.01          (0.76)          (0.01)            --
1988      10.86        0.97            0.43          1.40          (0.86)           --               --
1987      11.95        0.93           (0.61)         0.32          (0.91)          (0.50)            --

Fixed Income Portfolio II (Commencement of Institutional Class Operations 8/31/90)+++
1996     $11.33       $0.70          ($0.03)        $0.67         ($0.66)         ($0.08)          ($0.03)+
1995      10.42        0.71            0.71          1.42          (0.51)           --               --
1994      11.97        0.63           (1.16)        (0.53)         (0.67)          (0.21)           (0.14)+
1993      11.67        0.69            0.77          1.46          (0.61)          (0.55)            --
1992      11.34        0.77            0.61          1.38          (0.81)          (0.24)            --
1991      10.09        0.81            1.10          1.91          (0.66)           --               --
1990      10.00        0.04            0.05          0.09           --              --               --

Global Fixed Income Portfolio (Commencement of Institutional Class Operations 4/30/93)
1996     $11.05       $0.63           $0.09         $0.72         ($0.71)         ($0.05)            --
1995      10.20        0.71            0.81          1.52          (0.67)           --               --
1994      10.67        0.58           (0.61)        (0.03)         (0.41)          (0.03)            --
                                                                                                     --
1993      10.00        0.13            0.61          0.74          (0.07)           --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-      Ratio of      Ratio of
                         Value-                   End of        Expenses     Net Income   Portfolio
            Total        End of       Total       Period       to Average    to Average    Turnover
        Distributions    Period     Return**   (thousands)    Net Assets##   Net Assets      Rate
---------------------------------------------------------------------------------------------------
Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)+++
1996       ($0.85)       $11.83        7.63%    $1,790,146        0.48%         6.77%        162%
1995        (0.60)        11.82       14.19      1,487,409        0.49          7.28         140
1994        (1.42)        10.93       (4.43)     1,194,957        0.49          6.79         100
1993        (1.44)        12.86       14.26        909,738        0.47          7.06         144
1992        (1.17)        12.67       14.35        859,712        0.47          7.50         137
1991        (0.93)        12.20       21.12        831,547        0.47          8.25         143
1990        (1.13)        10.94        3.79        666,736        0.46          8.43         209
1989        (0.77)        11.64        9.25        559,995        0.47          8.36         100
1988        (0.86)        11.40       13.43        405,385        0.49          8.91         168
1987        (1.41)        10.86        2.55        290,824        0.52          8.54         202

Fixed Income Portfolio II (Commencement of Institutional Class Operations 8/31/90)+++
1996       ($0.77)       $11.23        6.12%    $  191,740        0.50%         6.06%        165%
1995        (0.51)        11.33       14.13        176,945        0.51          6.75         153
1994        (1.02)        10.42       (4.76)       129,902        0.51          6.07         137
1993        (1.16)        11.97       13.53         94,836        0.51          6.17         101
1992        (1.05)        11.67       13.02         78,302        0.49          7.05         182
1991        (0.66)        11.34       19.59         42,881        0.49          7.76         190
1990         --           10.09        0.88         20,729        0.52*         8.00*          7

Global Fixed Income Portfolio (Commencement of Institutional Class Operations 4/30/93)
1996       ($0.76)       $11.01        6.83%    $   67,282        0.60%         5.25%        133%
1995        (0.67)        11.05       15.54         55,147        0.58++        6.34         118
1994        (0.44)        10.20       (0.29)        43,066        0.57++        5.48         117
1993        (0.07)        10.67        7.43         53,164        0.58*++       5.08*         30

*   Annualized
**  Total return figures for partial years are not annualized.
+   Represents distributions in excess of realized net gain.
++ For the period indicated, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Global Fixed Income Portfolio from exceeding 0.58%. Voluntarily waived fees and reimbursed expenses totalled 0.18%* for the Global Fixed Income Portfolio in 1993.
## For the periods ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Fixed Income, Fixed Income II and Global Fixed Income Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.48%, 0.49% for the Fixed Income and Fixed Income II Portfolios, respectively. The Ratio of Expenses to Average Net Assets for Global Fixed Income Portfolio would be 0.56% and 0.58%, respectively.
+++ Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 13

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30
-----------------------------------------------------------------------------

                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
------------------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Investment Class Operations 5/21/96)#
1996     $ 9.06       $0.31           $0.16         $0.47         ($0.22)           --               --

Intermediate Duration Portfolio (Commencement of Investment Class Operations 10/3/94)#
1996     $10.68       $0.60           $0.03         $0.63         ($0.65)         ($0.38)            --
1995      10.00        0.69            0.42          1.11          (0.43)           --               --

International Fixed Income Portfolio (Commencement of Institutional Class Operations 4/29/94)
1996     $11.01       $0.52           $0.12         $0.64         ($0.80)         ($0.08)            --
1995      10.05        0.67            0.92          1.59          (0.63)           --               --
1994      10.00        0.21           (0.11)         0.10          (0.05)           --               --

Limited Duration Portfolio (Commencement of Institutional Class Operations 3/31/92)#,+++
1996     $10.41       $0.58          ($0.03)        $0.55         ($0.58)           --               --
1995      10.19        0.56            0.22          0.78          (0.55)           --             ($0.01)+
1994      10.72        0.56           (0.52)         0.04          (0.51)         ($0.04)           (0.02)+
1993      10.58        0.32            0.22          0.54          (0.32)          (0.08)            --
1992      10.00        0.19            0.49          0.68          (0.10)           --               --


                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-      Ratio of      Ratio of
                         Value-                   End of        Expenses     Net Income   Portfolio
            Total        End of       Total       Period       to Average    to Average    Turnover
        Distributions    Period     Return**   (thousands)    Net Assets##   Net Assets      Rate
---------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Investment Class Operations 5/21/96)#
1996       ($0.22)       $ 9.31        5.34%     $  5,139         0.62%*       11.06*%       115%

Intermediate Duration Portfolio (Commencement of Investment Class Operations 10/3/94)#
1996       ($1.03)       $10.28        6.27%     $ 12,017         0.56%++       6.17%        251%
1995        (0.43)        10.68       11.39        19,237         0.52*++       6.56*        168

International Fixed Income Portfolio (Commencement of Institutional Class Operations 4/29/94)
1996       ($0.88)       $10.77        6.13%     $143,137         0.53%         5.39%        124%
1995        (0.63)        11.01       16.36       127,882         0.54          6.35         140
1994        (0.05)        10.05        1.01        66,879         0.60*++       5.83*         31

Limited Duration Portfolio (Commencement of Institutional Class Operations 3/31/92)#,+++
1996       ($0.58)       $10.38        5.47%     $123,227         0.43%         5.65%        174%
1995        (0.56)        10.41        7.95       100,186         0.43++        5.96         119
1994        (0.57)        10.19        0.40        62,775         0.41++        4.16         192
1993        (0.40)        10.72        5.33       128,991         0.42++        3.92         217
1992        (0.10)        10.58        6.90        13,065         0.49*         4.99*        159


*   Annualized
**  Total return figures for partial years are not annualized.
 +  Represents distributions in excess of realized net gain.
++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Intermediate Duration, International Fixed Income and Limited Duration Portfolios from exceeding 0.52%, 0.60% and 0.42%, respectively. Voluntarily waived fees and reimbursed expenses totalled 0.08%* and 0.13% for the periods ended September 30, 1995 and 1996 for the Intermediate Duration Portfolio; 0.11%* in 1994 for the International Fixed Income Portfolio; and 0.03% and 0.02% for the years ended September 30, 1993 and 1995, respectively, for the Limited Duration Portfolio.
# Formerly High Yield Securities Portfolio and Intermediate Duration Fixed Income Portfolio, respectively (through December 23, 1994)
## For the periods ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Intermediate Duration and International Fixed Income Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net
    Assets would not significantly differ for 1995 and would be 0.52% and 0.53%, respectively for 1996. For the period ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the High Yield and
    Limited Duration Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net
    Assets would be 0.61%* and 0.42%, respectively. For the period ended September 30, 1995, the Ratio of Expenses to Average Net Assets for the Limited Duration Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net
    Assets would not significantly differ.
+++ Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993.


-------------------------------------------------------------------------------
MAS Funds - 14        Terms in bold type are defined in the Prospectus Glossary

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30
-----------------------------------------------------------------------------


                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities Portfolio (Commencement of Institutional Class Operations 1/31/92)+++
1996     $10.49       $0.68          ($0.07)       $ 0.61         ($0.68)            --              --
1995       9.95        0.72            0.47          1.19          (0.65)            --              --
1994      10.95        0.52           (0.83)        (0.31)         (0.45)          ($0.21)         ($0.03)+
1993      10.44        0.63            0.48          1.11          (0.60)            --              --
1992      10.00        0.29            0.28          0.57          (0.13)            --              --

Municipal Portfolio (Commencement of Institutional Class Operations 10/01/92)#,+++
1996     $10.75       $0.51          $ 0.49        $ 1.00         ($0.52)            --              --
1995      10.04        0.59            0.71          1.30          (0.59)            --              --
1994      11.15        0.51           (1.01)        (0.50)         (0.54)            --            ($0.07)+++
1993      10.00        0.37            1.04          1.41          (0.26)            --              --

PA Municipal Portfolio (Commencement of Institutional Class Operations 10/01/92)#,+++
1996     $10.91       $0.51          $ 0.46        $ 0.97         ($0.51)            --              --
1995      10.13        0.58            0.77          1.35          (0.57)            --              --
1994      11.26        0.56           (1.00)        (0.44)         (0.64)          ($0.05)           --
1993      10.00        0.39            1.17          1.56          (0.30)            --              --

Special Purpose Fixed Income Portfolio (Commencement of Investment Class Operations 4/10/96)
                                                                                                     --
1996     $11.89       $0.27          $ 0.23        $ 0.50         ($0.15)            --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-      Ratio of      Ratio of
                         Value-                   End of        Expenses     Net Income   Portfolio
            Total        End of       Total       Period       to Average    to Average    Turnover
        Distributions    Period     Return**   (thousands)    Net Assets##   Net Assets      Rate
----------------------------------------------------------------------------------------------------
Mortgage-Backed Securities Portfolio (Commencement of Institutional Class Operations 1/31/92)+++
1996       ($0.68)       $10.42        6.10%     $ 50,925         0.50%++       6.46%        116%
1995        (0.65)        10.49       12.52        49,766         0.50++        6.35         107
1994        (0.69)         9.95       (2.95)      119,518         0.50++        5.30         220
1993        (0.60)        10.95       11.03        50,249         0.50++        6.92          93
1992        (0.13)        10.44        5.75        13,601         0.50*++       8.11*        133

Municipal Portfolio (Commencement of Institutional Class Operations 10/01/92)#,+++
1996       ($0.52)       $11.23        9.46%     $ 54,536         0.51%++       4.66%         78%
1995        (0.59)        10.75       13.37        36,040         0.50++        5.64          58
1994        (0.61)        10.04       (4.64)       38,549         0.50++        4.98          34
1993        (0.26)        11.15       14.20        26,914         0.50*++       4.65*         66

PA Municipal Portfolio (Commencement of Institutional Class Operations 10/01/92)#,+++
1996       ($0.51)       $11.37        9.03%     $ 28,488         0.51%++       4.58%         51%
1995        (0.57)        10.91       13.74        15,734         0.50++        5.56          57
1994        (0.69)        10.13       (4.08)       23,515         0.50++        5.39          69
1993        (0.30)        11.26       15.81        15,633         0.50*++       4.74*         94

Special Purpose Fixed Income Portfolio (Commencement of Investment Class Operations 4/10/96)
1996       ($0.15)       $12.24        4.25%     $    782         0.63%*        6.32%*       151%

*   Annualized
**  Total return figures for partial years are not annualized.
+   Represents distributions in excess of realized net gain.
++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Mortgage- Backed Securities, Municipal and PA Municipal Portfolios from exceeding 0.50%, 0.50% and 0.50%, respectively. Voluntarily waived fees and reimbursed expenses totalled 0.30%*, 0.06%, 0.01%, 0.01% and 0.04% for the period ended September 30, 1992, and the years ended 1993, 1994, 1995 and 1996, respectively, for the Mortgage-Backed Securities Portfolio; 0.20%*, 0.06%, 0.09% and 0.09% in 1993, 1994, 1995 and 1996 for the Municipal Portfolio; and 0.25%*, 0.09%, 0.19% and 0.15% for 1993, 1994, 1995 and 1996,
    respectively, for the PA Municipal Portfolio.
+++ Represents distributions in excess of net investment income.
# Formerly Municipal Fixed Income Portfolio and Pennsylvania Municipal Fixed Income Portfolio, respectively (through December 23, 1994)
## For the years ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Mortgage-Backed Securities and the Municipal Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ for the year ended September 30, 1995. For 1996 the Ratio of Expenses to Average Net Assets would be 0.50% and 0.50%, respectively. The PA Municipal Portfolio had no such expense offsets in 1995 and the Ratio of Expenses to Average Net Assets would be 0.50% for 1996. For the period ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the Special Purpose Fixed Income Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.
+++ Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 15

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30
-----------------------------------------------------------------------------

                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
-------------------------------------------------------------------------------------------------------------
Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)+
1996       $13.06     $0.53           $1.15         $1.68         ($0.50)         ($0.43)             --
1995        11.28      0.54            1.78          2.32          (0.47)          (0.07)             --
1994        11.84      0.47           (0.45)         0.02          (0.43)          (0.15)             --
1993        11.06      0.25            0.66          0.91          (0.13)           --                --

Multi-Asset-Class Portfolio (Commencement of Investment Class Operations 6/10/96)#
1996       $12.17     $0.13           $0.08         $0.21          ($0.11)          --                --


                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-      Ratio of      Ratio of
                         Value-                   End of        Expenses     Net Income   Portfolio     Average
            Total        End of       Total       Period       to Average    to Average    Turnover   Commission
        Distributions    Period     Return**   (thousands)    Net Assets##   Net Assets      Rate      Rate ###
 ----   -------------   ---------    --------   -----------   ------------   ----------    ---------   ----------
Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)+
1996       ($0.93)       $13.81       13.47%     $300,868         0.57%         3.85%        110%       $0.0521
1995        (0.54)        13.06       21.37       334,630         0.58          4.55          95
1994        (0.58)        11.28        0.19       309,596         0.58          4.06          75
1993        (0.13)        11.84        8.31       291,762         0.58*         3.99*         62

Multi-Asset-Class Portfolio (Commencement of Investment Class Operations 6/10/96)#
1996       ($0.11)       $12.27        1.75%     $  3,074         0.73%*++      3.68%*       122%       $0.0225

*   Annualized
**  Total return figures for partial years are not annualized.
++ For the period indicated, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Multi-Asset-Class Portfolio from exceeding 0.85%.
#   Formerly known as Global Balanced Portfolio (through December 23, 1994)
## For the periods ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Balanced Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.57%. For the period ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the Multi-Asset-Class Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Net Assets would not significantly differ.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.
+   Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993.


-------------------------------------------------------------------------------
MAS Funds - 16        Terms in bold type are defined in the Prospectus Glossary

YIELD AND TOTAL RETURN:

From time to time each portfolio of the Fund advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations). When considering average total return figures for periods longer than one year, it is important to note that a portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

In addition to average annual total return, a portfolio may also quote an aggregate total return for various periods representing the cumulative change in value of an investment in a portfolio for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g., income dividends or returns for specific types of securities such as industry or country types).

The yield of a portfolio (other than the Cash Reserves Portfolio) is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during the 30-day period stated in the advertisement by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the portfolio's reports to shareholders. A portfolio may also advertise or quote a yield which is gross of expenses.


The Municipal and PA Municipal Portfolios may also advertise or quote tax-equivalent yields and after-tax total returns. A tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the portfolio's tax-free yield. This is done by increasing the portfolio's yield (computed as above) by the amount necessary to reflect the payment of Federal income tax (and Pennsylvania income tax, in the case of the PA Municipal Portfolio) at a tax rate stated in the advertisement or quote. An after-tax return reflects the average annual or cumulative change in value over the measuring period after the deduction of taxes at rates stated in the advertisement or quote.


From time to time the Cash Reserves Portfolio may advertise or quote its yield and effective yield. The yield of the Cash Reserves Portfolio refers to the income generated by an investment in the portfolio over a stated seven day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the income earned over the seven day period by an investment in the portfolio is assumed to be reinvested when the return is annualized. The "effective yield" will be higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of a portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.

The performance of Institutional Class Shares, Investment Class Shares and Adviser Class Shares will differ because of any class specific expenses paid by each class and the shareholder servicing fees charged to the Investment Class Shares and distribution fees charged to Adviser Class Shares.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 17

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.

GENERAL INFORMATION:

The following information relates to each portfolio of the Fund and should be read in conjunction with the specific information about each portfolio.

Objectives: Each portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by a portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. Fixed-Income Portfolios will seek to produce total return by actively trading portfolio securities. The objective of each portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of each portfolio. The achievement of any portfolio's objective cannot be assured.

Suitability: The Fund's portfolios are designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and are not meant to provide a vehicle for playing short-term swings in the market. The Fund's portfolios are designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions for all portfolios except the Municipal and PA Municipal Portfolios will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains, and dividend income under the Internal Revenue Code. Investments in the Municipal and PA Municipal Portfolios are suitable for taxable investors who would benefit from the portfolios' tax-exempt income.


Securities Lending: Each portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, a portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be commited to loans at that time.


Illiquid Securities/Restricted Securities: Each of the portfolios may invest up to 15% of its net assets (except the Cash Reserves Portfolio, which may invest up to 10% of its net assets) in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.


Turnover: The Adviser manages the portfolios generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.

With respect to the Fixed Income Portfolios and the fixed-income portion of the Balanced, Multi-Asset-Class and Balanced Plus Portfolios, the annual turnover rate may exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities.

-------------------------------------------------------------------------------
MAS Funds - 18        Terms in bold type are defined in the Prospectus Glossary

The Balanced Plus Portfolio's annual turnover rate is not expected to exceed 100% with respect to Equity Secur- ities. The annual turnover rate with respect to the fixed income portion of the portfolio will ordinarily exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgaged-backed securities.

Portfolio turnover rates for certain portfolios during fiscal year ended September 30, 1996 are as follows: Mid Cap Growth -- 141%, Mid Cap Value -- 377%, Small Cap Value -- 145%, Domestic Fixed Income -- 168%, Fixed Income -- 162%, Fixed Income II -- 165%, Global Fixed Income -- 133%, High Yield -- 115%, Intermediate Duration -- 251%, International Fixed Income -- 124%, Limited Duration -- 174%, Mortgaged-Backed Securities -- 116%, Special Purpose Fixed Income -- 151%, Balanced -- 110% and Multi-Asset-Class -- 122%.


High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a portfolio. Trading in Fixed-Income Securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Cash Equivalents/Temporary Defensive Investing: Although each portfolio intends to remain substantially fully invested, a small percentage of a portfolio's assets are generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of each portfolio. In addition, any portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in cash equivalents or the Fixed-Income Securities listed for that portfolio without limit. In addition, the Adviser may, for temporary defensive purposes, increase or decrease the average weighted maturity or duration of any Fixed-Income portfolio without regard to that portfolio's usual average weighted maturity.


Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in a portfolio's specific investment policies or as detailed in Investment Limitations, a portfolio will not concentrate investments in any one industry.


Investment Limitations: Each portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:


(a) with respect to 75% of its assets, a portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This limitation is not applicable to the Global Fixed Income or International Fixed Income Portfolios. However, these portfolios will comply with the diversification requirements imposed by Sub-Chapter M of the Internal Revenue Code;

(b) with respect to 75% of its assets, a Portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer. This limitation is not applicable to the Global Fixed Income or International Fixed Income Portfolios. However, these portfolios will comply with the diversification requirements imposed by Sub-Chapter M of the Internal Revenue Code;

(c) a portfolio will not acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however, that (1) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) the Cash Reserves Portfolio may invest without limitation in certificates of deposit or bankers' acceptances of domestic banks; (3) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (4) financial service companies will be classified according to the end users of their ser-


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 19
vices, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (5) asset-backed securities will be classified according to the underlying assets securing such securities, and (6) the Mortgage-Backed Securities Portfolio will concentrate in mortgage-backed securities.


(d) a portfolio will not make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into Repurchase Agreements, (ii) by lending its portfolio securities and (iii) by lending portfolio assets to other portfolios of the Fund, so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended or the Rules and Regulations, or interpretations or orders of the Securities and Exchange Commission thereunder;

(e) a portfolio will not borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3 % of the portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(f) a portfolio may pledge, mortgage or hypothecate assets in an amount up to 50% of its total assets, provided that each portfolio may also segregate assets without limit in order to comply with the requirements of Section 18(f) of the Investment Company Act of 1940, as amended, and applicable interpretation thereof published from time to time by the Securities and Exchange Commission and its staff; and

(g) a portfolio will not invest its assets in securities of any Investment Company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Limitations (a), (b), (c), (d) and (e),and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of each portfolio. The other investment limitations described here and in the Statement of Additional Information are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.


-------------------------------------------------------------------------------
MAS Funds - 20        Terms in bold type are defined in the Prospectus Glossary

Equity Portfolio

Objective:    To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in dividend-paying common stocks of companies which are deemed by the Adviser to demonstrate long-term earnings growth that is greater than the economy in general and greater than the expected rate of inflation.
Approach:     The Adviser evaluates both short-term and long-term economic trends and their impact on corporate profits and the relative value offered by different sectors and securities within the equity markets. Individual securities are selected based on fundamental business and financial factors (such as earnings growth, financial position, price volatility, and dividend payment records) and the measurement of those factors relative to the current market price of the security.

Policies:     Generally at least 65% invested in Equity Securities
              Up to 5% invested in Foreign Equities (excluding ADRs)
              Derivatives may be used to pursue portfolio strategy

Capitalization Range: Generally greater than $1 billion

 Allowable Investments:      ADRs                   Corporates              Futures & Options          Swaps
                             Agencies               Foreign Bonds           Investment Companies       U.S. Governments
                             Cash Equivalents       Foreign Currency        Preferred Stock            Warrants
                             Common Stock           Foreign Equities        Repurchase Agreements      When Issued
                             Convertibles           Forwards                Rights                     Zero Coupons


Comparative Index:           S&P 500 Index

Strategies:                  Core Equity Investing

-----------------------------------------------------------------------------

Growth Portfolio

Objective:  To achieve long-term capital growth by investing primarily in common stocks of large size companies which the Adviser believes offer long-term growth potential.

Approach:   The Adviser selects common stocks which meet certain criteria which the Adviser believes are related to the stability and growth of the fundamental characteristics of the company.

Policies:   Generally at least 65% invested in Equity Securities of companies offering long-term growth potential
            Up to 5% invested in Foreign Equities (excluding ADRs)
            Derivatives may be used to pursue portfolio strategy

Capitalization Range: Generally greater than $1 billion

 Allowable Investments:      ADRs                    Corporates               Futures & Options           Swaps
                             Agencies                Foreign Bonds            Investment Companies        U.S. Governments
                             Cash Equivalents        Foreign Currency         Preferred Stock             Warrants
                             Common Stock            Foreign Equities         Repurchase Agreements       When Issued
                             Convertibles            Forwards                 Rights                      Zero Coupons

Comparative Index: S&P 500 Index

Strategy: Growth Stock Investing


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 21

International Equity Portfolio
Objective:                To achieve above-average total return over a market
                          cycle of three to five years, consistent with reasonable risk, by investing in common stocks of companies based outside of the United States.

Approach:                 The Adviser evaluates both short-term and long-term
                          international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

Policies:                 Generally at least 65% invested in Foreign Equities
                          of issuers in at least 3 countries other than the U.S.
                          Derivatives may be used to pursue portfolio strategy


 Allowable Investments:      ADRs                    Eastern European Issuers        Investment Companies        Structured Notes

                             Agencies                Emerging Markets Issuers        Investment Funds            Swaps
                             Brady Bonds             Foreign Bonds                   Loan Participations         U.S. Governments

                             Cash Equivalents        Foreign Currency                Preferred Stock             Warrants
                             Common Stock            Foreign Equities                Repurchase Agreements       When Issued
                             Convertibles            Forwards                        Rights                      Zero Coupons
                             Corporates              Futures & Options               Structured Investments

Comparative Index:           MSCI World Ex-U.S. Index

Strategies:                  International Equity Investing
                             Emerging Markets Investing
                             Foreign Investing

-----------------------------------------------------------------------------

Mid Cap Growth Portfolio

Objective:                   To achieve long-term capital growth by investing
                             primarily in common stocks of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential. Due to its emphasis on long-term capital growth, dividend income will be lower than for the Equity and Value
                             Portfolios.

Approach:                  The Adviser uses a four-part process combining
                           quantitative, fundamental, and valuation analysis with a strict sales discipline. Stocks that pass an initial screen based on estimate revisions undergo detailed fundamental research. Valuation analysis is used to eliminate the most overvalued securities.
                           Holdings are sold when their estimate-revision scores fall to unacceptable levels, when fundamental research uncovers unfavorable trends, or when their valuations exceed the level that the Adviser believes is reasonable given their growth prospects.

Policies:                  Generally at least 65% invested in Equity
                           Securities of mid-cap companies offering long-term growth potential
                           Up to 5% invested in Foreign Equities (excluding
                           ADRs)
                           Derivatives may be used to pursue portfolio strategy

Capitalization Range:      Generally $300 million to $3 billion

 Allowable Investments:    ADRs                    Corporates                Futures & Options            Swaps
                           Agencies                Foreign Bonds             Investment Companies         U.S. Governments
                           Cash Equivalents        Foreign Currency          Preferred Stock              Warrants
                           Common Stock            Foreign Equities          Repurchase Agreements        When Issued
                           Convertibles            Forwards                  Rights                       Zero Coupons

Comparative Index:         S&P MidCap 400 Index


Strategies:                Growth Stock Investing

-------------------------------------------------------------------------------
MAS Funds - 22        Terms in bold type are defined in the Prospectus Glossary

Mid Cap Value Portfolio

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The Portfolio will typically exhibit a lower price/earnings value ratio than the S&P
                             MidCap 400 Index.

Approach:                    The Adviser selects common stocks which are deemed
                             to be undervalued at the time of purchase, based on proprietary measures of value. The Portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400
                             Index, with sector weights normally being within 5% of the sector weights of the Index.

Policies:                    Generally at least 65% invested in Equity
                             Securities of mid-cap companies deemed to be undervalued
                             Up to 5% invested in Foreign Equities
                             (excluding ADRs)
                             Derivatives may be used to pursue portfolio strategy

Capitalization Range:        Generally matching the S&P MidCap 400 Index
                             (currently $500 million to $6 billion)

 Allowable Investments:      ADRs                    Corporates             Futures & Options           Swaps
                             Agencies                Foreign Bonds          Investment Companies        U.S. Governments
                             Cash Equivalents        Foreign Currency       Preferred Stock             Warrants
                             Common Stock            Foreign Equities       Repurchase Agreements       When Issued
                             Convertibles            Forwards               Rights                      Zero Coupons

Comparative Index:           S&P MidCap 400 Index

Strategies:                  Value Stock Investing

-----------------------------------------------------------------------------
Small Cap Value Portfolio (not currently being offered to new investors)

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations in the range of the companies represented in the Russell 2000 Small
                             Stock Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The Portfolio will typically exhibit lower price/earnings and price/book value ratios than the Russell 2000. Dividend income will typically be lower than for the Equity and Value
                             Portfolios.

Approach:                    The Adviser selects common stocks which are deemed
                             to be undervalued at the time of purchase, based on proprietary measures of value. The Portfolio will be structured taking into account the economic sector weights of the Russell 2000 Index, with the portfolio's sector weights normally being within 5% of the sector weights for the Index.


Policies:                    Generally at least 65% invested in Equity
                             Securities of small-cap companies deemed to be undervalued
                             Up to 5% invested in Foreign Equities (excluding
                             ADRs)
                             Derivatives may be used to pursue portfolio strategy

Capitalization Range:        Generally matching the Russell 2000 size
                             distribution (currently $50 million to $1 billion)

 Allowable Investments:      ADRs                    Corporates               Futures & Options           Swaps
                             Agencies                Foreign Bonds            Investment Companies        U.S. Governments
                             Cash Equivalents        Foreign Currency         Preferred Stock             Warrants
                             Common Stock            Foreign Equities         Repurchase Agreements       When Issued
                             Convertibles            Forwards                 Rights                      Zero Coupons

Comparative Index:           Russell 2000 Index

Strategies:                  Value Stock Investing


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 23

Value Portfolio

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations usually greater than $300 million which are deemed by the Adviser to be relatively undervalued, based on various measures such as price/earnings ratios and price/book ratios. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. It is expected that income return will be higher than that of the Equity
                             Portfolio because stocks which are deemed to be undervalued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks which are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios.

Approach:                    The Adviser selects common stocks which are deemed
                             to be undervalued relative to the stock market in general as measured by the Standard & Poor's 500
                             Index, based on the value measures such as price/earnings ratios and price/book ratios, as well as fundamental research.


Policies:                    Generally at least 65% invested in Equity
                             Securities deemed to be undervalued
                             Up to 5% invested in Foreign Equities (excluding
                             ADRs)
                             Derivatives may be used to pursue portfolio strategy

Capitalization Range:        Generally greater than $300 million

 Allowable Investments:      ADRs                    Corporates               Futures & Options           Swaps
                             Agencies                Foreign Bonds            Investment Companies        U.S. Governments
                             Cash Equivalents        Foreign Currency         Preferred Stock             Warrants
                             Common Stock            Foreign Equities         Repurchase Agreements       When Issued
                             Convertibles            Forwards                 Rights                      Zero Coupons

Comparative Index:           S&P 500 Index

Strategy:                    Value Stock Investing

-----------------------------------------------------------------------------
Cash Reserves Portfolio

Objective:                   To realize maximum current income, consistent with
                             the preservation of capital and liquidity, by investing in money market instruments and other short-term securities having expected maturities of thirteen months or less. The Portfolio's average weighted maturity will not exceed 90 days. The securities in which the Portfolio will invest may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. The Portfolio is designed to provide maximum principal stability for investors seeking to invest funds for the short term, or, for investors seeking to combine a long-term investment program in other portfolios of the Fund with an investment in money market instruments. The Portfolio seeks to maintain, but there can be no assurance that it will be able to maintain, a constant net asset value of $1.00 per share.

Approach:                    The Adviser selects a diversified portfolio of
                             money market securities of government and corporate issuers, any of which may be variable or floating rate, and which have remaining maturities of thirteen months or less from the date of purchase.
                             For the purpose of determining remaining maturity on Floaters, demand features and interest reset dates will be taken into consideration.

Policies:                    The Portfolio seeks to maintain, but there can be
                             no assurance that it will be able to maintain, a constant net asset value of $1.00 per share.

Quality Specifications:      100% of Commercial Paper Rated in Top Tier.

Maturity and Duration:       Dollar weighted average maturity less than 90 days
                             Individual maturities 13 months or less

 Allowable Investments:      Agencies             Cash Equivalents         Floaters                    Repurchase Agreements
                             Asset-Backeds        Corporates               Investment Companies        U.S. Governments
                                                                                                       Zero Coupons

Comparative Index:           Lipper Money Market Index

Strategy:                    Money Market Investing


-------------------------------------------------------------------------------
MAS Funds - 24        Terms in bold type are defined in the Prospectus Glossary

Domestic Fixed Income Portfolio

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds rated A or higher, and other fixed-income securities rated A or higher of domestic issuers.
                             The Portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:                    The Adviser actively manages the maturity and
                             duration structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of U.S. Fixed-Income Securities (rated as A or higher at the time of purchase) in all market sectors.

Policies:                    Generally at least 65% invested in Fixed-Income
                             Securities
                             100% invested in domestic issuers
                             May invest greater than 50% in Mortgage Securities
                             Derivatives may be used to pursue portfolio strategy


Quality Specifications:      100% of securities rated A or higher

Maturity and Duration:       Average weighted maturity generally greater than 5
                             years

 Allowable Investments:      Agencies               Corporates                 Mortgage Securities        Structured Notes
                             Asset-Backeds          Floaters                   Municipals                 Swaps
                             Cash Equivalents       Futures & Options          Preferred Stock            U.S. Governments
                             CMOs                   Inverse Floaters           Repurchase Agreements      When Issued
                             Convertibles           Investment Companies       SMBS                       Zero Coupons


Comparative Index:           Salomon Broad Investment Grade
                             Lehman Brothers Aggregate

Strategies:                  Maturity and Duration Management
                             Value Investing
                             Mortgage Investing


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 25

Fixed Income Portfolio

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities. The Portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:                    The Adviser actively manages the maturity and
                             duration structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income Securities in all market sectors.

Policies:                    Generally at least 65% invested in Fixed-Income
                             Securities
                             May invest greater than 50% in Mortgage Securities
                             Derivatives may be used to pursue portfolio strategy

Quality Specifications:      80% Investment Grade Securities
                             Up to 20% High Yield

Maturity and Duration:       Average weighted maturity generally greater than
                             5 years

 Allowable Investments:      Agencies               Floaters                 Investment Companies        SMBS
                             Asset-Backeds          Foreign Bonds            Loan Participations         Structured Notes
                             Brady Bonds            Foreign Currency         Mortgage Securities         Swaps
                             Cash Equivalents       Forwards                 Municipals                  U.S. Governments
                             CMOs                   Futures & Options        Preferred Stock             When Issued
                             Convertibles           High Yield               Repurchase Agreements       Zero Coupons
                             Corporates             Inverse Floaters


Comparative Index:           Salomon Broad Investment Grade
                             Lehman Brothers Aggregate

Strategies:                  Maturity and Duration Management
                             Value Investing
                             Mortgage Investing
                             High Yield Investing
                             Foreign Fixed Income Investing
                             Foreign Investing

-------------------------------------------------------------------------------
MAS Funds - 26        Terms in bold type are defined in the Prospectus Glossary

Fixed Income Portfolio II

                             Objective: To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, investment grade corporate bonds and other fixed-income securities (rated A or higher). The Portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:                    The Adviser actively manages the maturity and
                             duration structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income Securities (rated A or higher at the time of purchase) in all market sectors.

Policies:                    Generally at least 65% invested in Fixed-Income
                             Securities
                             May invest greater than 50% in Mortgage Securities
                             Derivatives may be used to pursue portfolio strategy

Quality Specifications:      Individual securities rated A or higher

Maturity and Duration:       Average weighted maturity generally greater than 5
                             years

 Allowable         Agencies              Corporates              Inverse Floaters           SMBS
Investments:       Asset-Backeds         Floaters                Investment Companies       Structured Notes
                   Brady Bonds           Foreign Bonds           Mortgage Securities        Swaps
                   Cash Equivalents      Foreign Currency        Municipals                 U.S. Governments
                   CMOs                  Forwards                Preferred Stock            When Issued
                   Convertibles          Futures & Options       Repurchase Agreements      Zero Coupons

Comparative Index:           Salomon Broad Investment Grade
                             Lehman Brothers Aggregate

Strategies:                  Maturity and Duration Management
                             Value Investing
                             Mortgage Investing
                             Foreign Fixed Income Investing
                             Foreign Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 27

Global Fixed Income Portfolio - (a non-diversified portfolio)

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in high grade fixed-income securities of United States and foreign issuers. Total return is the combination of income and changes in value. The Portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:                    The Adviser manages the duration, country, and
                             currency exposure of the Portfolio by combining fundamental research on relative values with analyses of economic, interest-rate, and exchange-rate trends. MAS will invest in mortgage and corporate bonds when it believes they offer the most value, although most foreign currency denominated investments are in government and supranational securities.

Policies:                    Generally at least 65% invested in Fixed-Income
                             Securities of issuers in at least 3 countries, one of which may be the U.S.
                             Derivatives may be used to represent country investments, and otherwise pursue portfolio strategy

Quality Specifications:      95% Investment Grade Securities

Maturity and Duration:       Average weighted maturity generally greater than 5
                             years


Allowable                    Agencies                Eastern European Issuers      Inverse Floters             SMBS
Investments:                 Asset-Backeds           Emerging Markets Issuers      Investment Companies        Structured Notes
                             Brady Bonds             Floaters                      Mortgage Securities         Swaps
                             Cash Equivalents        Foreign Bonds                 Municipals                  U.S. Governments
                             CMOs                    Foreign Currency              Preferred Stock             When Issued
                             Convertibles            Forwards                      Repurchase Agreements       Zero Coupons
                             Corporates              Futures & Options



Comparative Index: Salomon World Government Bond Index

Strategies:                 Foreign Fixed Income Investing
                            Maturity and Duration Management
                            Value Investing
                            Foreign Investing
                            Non-Diversified Status
                            Emerging Markets Investing
                            Mortgage Investing

-------------------------------------------------------------------------------
MAS Funds - 28        Terms in bold type are defined in the Prospectus Glossary

High Yield Portfolio

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in high yielding corporate fixed-income securities (including bonds rated below investment grade, commonly referred to as junk bonds). The Portfolio may also invest in U.S. Government securities, mortgage-backed securities, investment grade corporate bonds and in short- term fixed-income securities, such as certificates of deposit, treasury bills, and commercial paper. The Portfolio expects to achieve its objective by earning a high rate of current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:                    The Adviser uses equity and fixed-income valuation
                             techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected, and monitored, by fixed-income portfolio managers who specialize in corporate bonds and use in-depth financial analysis to uncover opportunities in undervalued issues.

Policies:                    Generally at least 65% invested in High Yield
                             securities (including bonds rated below investment grade, commonly referred to as junk bonds)
                             Derivatives may be used to pursue portfolio strategy

Quality Specifications:      None

Maturity and Duration:       Average weighted maturity generally greater than 5
                             years

Allowable          Agencies                      Emerging Markets Issuers       High Yield                Repurchase Agreements
Investments:       Asset-Backeds                 Floaters                       Inverse Floaters          SMBS
                   Brady Bonds                   Foreign Bonds                  Investment Companies      Structured Notes
                   Cash Equivalents              Foreign Currency               Loan Participations       Swaps
                   CMOs                          Foreign Equities               Mortgage Securities       U.S. Governments
                   Convertibles                  Forwards                       Municipals                When Issued
                   Corporates                    Futures & Options              Preferred Stock           Zero Coupons
                   Eastern European Issuers


Comparative Index: Salomon High Yield Market Index

Strategies:        High Yield Investing
                   Maturity and Duration Management
                   Value Investing
                   Mortgage Investing
                   Foreign Fixed Income Investing
                   Foreign Investing
                   Emerging Markets Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 29

Intermediate Duration Portfolio

Objective:          To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities and investment grade corporate, foreign and other investment grade fixed-income securities. The Portfolio will maintain an average duration of between two and five years.

Approach:           The Adviser constructs a portfolio with a duration between two and five years by actively managing the maturity and duration structure of the portfolio in anticipation of long-term trends in interest rates and inflation.
                    Investments are diversified among a wide variety of investment grade Fixed-Income Securities in all market sectors.

Policies:           Generally at least 65% invested in Fixed-Income Securities
                    Derivatives may be used to pursue portfolio strategy
                    May invest greater than 50% in Mortgage Securities Quality


Specifications:     100% Investment Grade Securities

Maturity and Duration: Average duration between two and five years

Allowable          Agencies              Corporates              Inverse Floaters           SMBS
Investments:       Asset-Backeds         Floaters                Investment Companies       Structured Notes
                   Brady Bonds           Foreign Bonds           Mortgage Securities        Swaps
                   Cash Equivalents      Foreign Currency        Municipals                 U.S. Governments
                   CMOs                  Forwards                Preferred Stock            When Issued
                   Convertibles          Futures & Options       Repurchase Agreements      Zero Coupons


Comparative Index: Lehman Brothers Intermediate Government/Corporate Index

Strategies:        Maturity and Duration Management
                   Value Investing
                   Mortgage Investing
                   Foreign Fixed Income Investing
                   Foreign Investing

-------------------------------------------------------------------------------
MAS Funds - 30        Terms in bold type are defined in the Prospectus Glossary

International Fixed Income Portfolio - (a non-diversified portfolio)

Objective:         To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-grade fixed-income securities of foreign issuers.

Approach:          The Adviser manages the duration, country, and currency
                   exposure of the portfolio by combining fundamental research on relative values with analyses of economic, interest-rate, and exchange-rate trends. MAS will invest in mortgage and corporate bonds when it believes they offer the most value, although most foreign currency denominated investments are in government and supranational securities.

Policies:          Generally at least 80% invested in Fixed-Income Securities of issuers in at least 3 countries other than the U.S.
                   Derivatives may be used to represent country investments, and otherwise pursue portfolio strategy

Quality Specifications: 95% Investment Grade Securities

Maturity and Duration:  Average weighted maturity generally greater than 5 years


Allowable          Agencies              Eastern European Issuers       Inverse Floaters           SMBS
Investments:       Asset-Backeds         Emerging Markets Issuers       Investment Companies       Structured Notes
                   Brady Bonds           Floaters                       Mortgage Securities        Swaps
                   Cash Equivalents      Foreign Bonds                  Municipals                 U.S. Government
                   CMOs                  Foreign Currency               Preferred Stock            When Issued
                   Convertibles          Forwards                       Repurchase Agreements      Zero Coupons
                   Corporates            Futures & Options


Comparative Index: Salomon World Government Bond Index Except U.S.

Strategies:        Foreign Fixed Income Investing

                    Maturity and Duration Management
                    Value Investing
                    Foreign Investing
                    Non-Diversified Status
                    Emerging Markets Investing
                    Mortgage Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 31

Limited Duration Portfolio

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, investment-grade corporate bonds and other fixed-income securities. The portfolio will maintain an average duration of between one and three years. Duration is a measure of the life of the portfolio's debt securities on a present-value basis and is indicative of a security's price volatility relative to interest rate changes.


Approach:                    The Adviser manages the duration of the overall
                             portfolio as a more effective way to control interest- rate risk than limiting the maturity of individual securities within the portfolio. In this way investors can benefit from opportunities across the entire yield curve as well as in various market sectors, and at the same time limit the volatility of investment returns. MAS establishes the duration target through the use of its top-down view of the economy and analysis of the current level of interest rates, and the shape of the yield curve.
                             MAS then strives to purchase the most attractively priced portfolio that meets our duration and investment objectives. When purchasing securities other than U.S. Governments, MAS evaluates credit, liquidity, and option risk. When MAS believes the portfolio is compensated for these risks, it includes agency, mortgage, and corporate securities which meet the Portfolio's quality specifications.


Policies:                    Generally at least 65% invested in Fixed-Income
                             Securities
                             Derivatives may be used to pursue portfolio strategy

Quality Specifications:      100% Investment Grade Securities

Maturity and Duration:       Average duration between 1 and 3 years

 Allowable         Agencies              Convertibles            Investment Companies       Swaps
Investments:       Asset-Backeds         Corporates              Mortgage Securities        U.S. Governments
                   Brady Bonds           Floaters                Repurchase Agreements      When Issued
                   Cash Equivalents      Futures & Options       Structured Notes           Zero Coupons
                   CMOs


Comparative Index:           Salomon 1-3 Year Index

Strategies:                  Maturity and Duration Management
                             Value Investing
                             Mortgage Investing

-------------------------------------------------------------------------------
MAS Funds - 32        Terms in bold type are defined in the Prospectus Glossary

Mortgage-Backed Securities Portfolio

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing primarily (at least
                             65% of its assets under normal circumstances) in mortgage-backed securities. In addition, the portfolio may also invest in U.S. government securities and in short-term fixed-income securities such as certificates of deposit, treasury bills, and commercial paper. The portfolio's average weighted maturity will ordinarily be greater than seven years.

Approach:                    The Adviser sets three portfolio targets: (1)
                             interest-rate sensitivity; (2) yield-curve sensitivity; and (3) prepayment sensitivity. The
                             Adviser increases the sensitivity of the portfolio to changes in interest rates when bonds offer greater value on the basis of inflation-adjusted interest rates. Similarly, the Adviser increases yield-curve sensitivity when long-maturity interest rates offer exceptional value relative to short-maturity interest rates. Finally, the Adviser increases prepayment exposure when mortgage yields, adjusted for probable prepayments, indicate unusual value in mortgage-backed securities.

Policies:                    Generally at least 65% invested in Mortgage
                             Securities
                             Derivatives may be used to pursue portfolio strategy

Quality Specifications:      Securities not guaranteed by the U.S. Government or
                             a private organization will be rated Investment
                             Grade Securities

Maturity and Duration:       Average weighted maturity generally greater than 7
                             years
                             Duration generally between 2 and 7 years

 Allowable         Agencies              Futures & Options          Municipals                 Swaps
Investments:       Asset-Backeds         Inverse Floaters           Repurchase Agreements      U.S. Governments
                   Cash Equivalents      Investment Companies       SMBS                       When Issued
                   CMOs                  Mortgage Securities        Structured Notes           Zero Coupons
                   Floaters



Comparative Index:           Lehman Mortgage Index

Strategies:                  Mortgage Investing
                             Maturity and Duration Management
                             Value Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 33

Municipal Portfolio

Objective:                   To realize above-average total return over a market
                             cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax, by investing in a diversified portfolio of fixed-income securities.


Approach:                    The Adviser varies portfolio structure--the average
                             duration and maturity and the amount of the portfolio invested in various types of bonds--according to its outlook for interest rates and its analysis of the risks and rewards offered by different classes of bonds. The portfolio will invest in taxable bonds only in cases where MAS believes they improve the risk/reward profile of the portfolio on an after-tax basis.

Policies:                    Generally at least 80% invested in Municipals
                             Derivatives may be used to pursue portfolio strategy

Quality Specifications:      80% Investment Grade Securities
                             Up to 20% High Yield


Maturity and Duration:       Average weighted maturity generally between 5 and
                             10 years

 Allowable         Agencies              Eastern European Issuers       High Yield                 SMBS
Investments:       Asset-Backeds         Emerging Markets Issuers       Inverse Floaters           Structured Notes
                   Brady Bonds           Floaters                       Investment Companies       Swaps
                   Cash Equivalents      Foreign Bonds                  Mortgage Securities        Taxable Investments
                   CMOs                  Foreign Currency               Municipals                 U.S. Governments
                   Convertibles          Forwards                       Preferred Stock            When Issued
                   Corporates            Futures & Options              Repurchase Agreements      Zero Coupons


Comparative Index:           A weighted blend of quarterly returns compiled by
                             the Adviser using:
                             50% Lehman Brothers 5-Year Municipal Bond Index
                             50% Lehman Brothers 10-Year Municipal Bond Index.


Strategies:                  Municipals Management
                             Maturity and Duration Management
                             Value Investing
                             High Yield Investing
                             Mortgage Investing

-------------------------------------------------------------------------------
MAS Funds - 34        Terms in bold type are defined in the Prospectus Glossary

PA Municipal Portfolio


Objective:                   To realize above-average total return over a market
                             cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax and Pennsylvania personal income tax, by investing primarily in a diversified portfolio of fixed-income securities.


Approach:                    The Adviser varies portfolio structure--the average
                             duration and maturity and the amount of the portfolio invested in various types of bonds--according to its outlook for interest rates and its analysis of the risks and rewards offered by different classes of bonds. The portfolio will invest in federally or Pennsylvania State taxable bonds only in cases where MAS believes they improve the risk/reward profile of the portfolio on an after-tax basis for Pennsylvania residents.


Policies:                    Generally at least 80% invested in Municipal
                             Securities
                             Generally at least 65% invested in PA Municipal
                             Securities
                             Derivatives may be used to pursue portfolio strategy

Quality Specifications:      80% Investment Grade Securities
                             Up to 20% High Yield


Maturity and Duration:       Average weighted maturity generally between 5 and
                             10 years

 Allowable         Agencies                      Emerging Markets Issuers       Inverse Floaters           SMBS
Investments:       Asset-Backeds                 Floaters                       Investment Companies       Structured Notes
                   Brady Bonds                   Foreign Bonds                  Mortgage Securities        Swaps
                   Cash Equivalents              Foreign Currency               Municipals                 Taxable Investments
                   CMOs                          Forwards                       PA Municipals              U.S. Governments
                   Convertibles                  Futures & Options              Preferred Stock            When Issued
                   Corporates                    High Yield                     Repurchase Agreements      Zero Coupons
                   Eastern European Issuers



Comparative Index:           A weighted blend of quarterly returns compiled by
                             the Adviser using:
                             50% Lehman Brothers 5-Year Municipal Bond Index
                             50% Lehman Brothers 10-Year Municipal Bond Index.


Strategies:                  Municipals Management
                             Maturity and Duration Management
                             Value Investing
                             High Yield Investing
                             Mortgage Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 35

Special Purpose Fixed Income Portfolio

Objective:                   To achieve above-average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities and other fixed-income securities. The portfolio is structured to complement an investment in one or more of the Fund's equity portfolios for investors seeking a balanced investment.

Approach:                    The Adviser actively manages the maturity and
                             duration structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income Securities in all market sectors. Both duration/maturity strategy and sector allocation are determined based on the presumption that investors are combining an investment in the portfolio with an equity investment.

Policies:                    Generally at least 65% invested in Fixed-Income
                             Securities
                             May invest greater than 50% in Mortgage Securities
                             Derivatives may be used to pursue portfolio strategy

Quality Specifications:      None

Maturity and Duration:       Average weighted maturity generally greater than 5
                             years

 Allowable         Agencies              Floaters                Investment Companies       SMBS
Investments:       Asset-Backeds         Foreign Bonds           Loan Participations        Structured Notes
                   Brady Bonds           Foreign Currency        Mortgage Securities        Swaps
                   Cash Equivalents      Forwards                Municipals                 U.S. Governments
                   CMOs                  Futures & Options       Preferred Stock            When Issued
                   Convertibles          High Yield              Repurchase Agreements      Zero Coupons
                   Corporates            Inverse Floaters


Comparative Index:           Salomon Broad Investment Grade
                             Lehman Brothers Aggregate


Strategies:                  Maturity and Duration Management
                             Value Investing
                             Mortgage Investing
                             High Yield Investing
                             Foreign Fixed Income Investing
                             Foreign Investing


-------------------------------------------------------------------------------
MAS Funds - 36        Terms in bold type are defined in the Prospectus Glossary

Balanced Portfolio

Objective:                   To achieve above average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities. When the Adviser judges the relative outlook for the equity and fixed-income markets to be neutral the portfolio will be invested 60% in common stocks and 40% in fixed-income securities.
                             The asset mix may be changed, however, with common stocks ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

Approach:                    The Adviser determines investment strategies for
                             the equity and fixed-income portions of the portfolio separately and then determines the mix of those strategies expected to maximize the return available from both the stock and bond markets.
                             Strategic judgments on the equity/fixed-income asset mix are based on valuation disciplines and tools for analysis developed by the Adviser over its twenty-five year history of managing balanced accounts.

Policies:                    Generally 45% to 75% invested in Equity
                             Securities Up to 25% invested in Foreign Bonds and/or Foreign Equities
                             Up to 10% invested in Brady Bonds
                             At least 25% invested in senior Fixed-Income
                             Securities
                             Derivatives may be used to pursue portfolio strategy

Equity Capitalization:       Generally greater than $1 billion

Quality Specifications:      None

Maturity and Duration:       Average weighted maturity generally greater than 5
                             years

 Allowable Investments:     ADRs                  Eastern European Issuers       Inverse Floaters           Rights
                            Agencies              Floaters                       Investment Companies       SMBS
                            Asset-Backeds         Foreign Bonds                  Investment Funds           Structured Notes
                            Brady Bonds           Foreign Currency               Loan Participations        Swaps
                            Cash Equivalents      Foreign Equities               Mortgage Securities        U.S. Government
                            CMOs                  Forwards                       Municipals                 Warrants
                            Common Stock          Futures & Options              Preferred Stock            When Issued
                            Convertibles          High Yield                     Repurchase Agreements      Zero Coupons
                            Corporates


Comparative Index:           A weighted blend of quarterly returns compiled by
                             the Adviser using:
                             60% S&P 500 Index
                             40% Salomon Broad Investment Grade Index

Strategies:                  Asset Allocation Management
                             Core Equity Investing
                             Fixed Income Management and Asset Allocation
                             Maturity and Duration Management
                             Value Investing
                             Mortgage Investing
                             High Yield Investing
                             Foreign Fixed Income Investing
                             Foreign Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 37

Multi-Asset-Class Portfolio

Objective:                   To achieve above average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities of United States and Foreign issuers.

Approach:                    The Adviser determines the mix of investments in
                             domestic and foreign equity and fixed-income and high yield securities expected to maximize available total return. Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets.

Policies:                    Generally at least 65% invested in issuers located
                             in at least 3 countries, including the U.S.
                             Derivatives may be used to pursue portfolio strategy

Domestic Equity
Capitalization:              Generally greater than $1 billion

Quality Specifications:      None


Maturity and Duration:       Average weighted maturity generally greater than 5
                             years

 Allowable Investments:     ADRs                          Floaters                   Mortgage Securities         When Issued
                            Agencies                      Foreign Bonds              Municipals                  Zero Coupons
                            Asset-Backeds                 Foreign Currency           Preferred Stock
                            Brady Bonds                   Foreign Equities           Repurchase Agreements
                            Cash Equivalents              Forwards                   Rights
                            CMOs                          Futures & Options          SMBS
                            Common Stock                  High Yield                 Structured Investments
                            Convertibles                  Inverse Floaters           Structured Notes
                            Corporates                    Investment Companies       Swaps
                            Eastern European Issuers      Investment Funds           U.S. Governments
                            Emerging Markets Issuers      Loan Participations        Warrants


Comparative Index:           A weighted blend of quarterly returns compiled by
                             the Adviser using:
                             50% S&P 500 Index 14% EAFE-GDP Weighted Index
                             24% Salomon Broad Investment Grade Index
                             6% Salomon World Government Bond Index Ex U.S.
                             6% Salomon High Yield Market Index

Strategies:                  Asset Allocation Management
                             Fixed Income Management and Asset Allocation
                             Maturity and Duration Management
                             Value Investing
                             Foreign Fixed Income Investing
                             Core Equity Management
                             International Equity Investing
                             Emerging Markets Investing
                             High Yield Investing
                             Foreign Investing
                             Mortgage Investing



-------------------------------------------------------------------------------
MAS Funds - 38        Terms in bold type are defined in the Prospectus Glossary

Balanced Plus Portfolio

Objective:                   To achieve above average total return over a market
                             cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks of domestic and foreign issuers and fixed-income securities.

Approach:                    The Adviser determines the mix of investments in
                             domestic and foreign equity and fixed-income securities expected to maximize available total return. Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets. When the Adviser believes it to be in the best interests of the fund, opportunistic investments in both the high yield and international fixed-income markets will be made.

Policies:                    Generally at least 65% invested in issuers located
                             in at least 3 countries, including the U.S.
                             Derivatives may be used to pursue portfolio strategy
                             At least 25% invested in senior Fixed-Income
                             Securities

Domestic Equity
Capitalization:              Generally greater than $1 billion

Quality Specifications:      None

Maturity and Duration:       Average weighted maturity generally greater than 5
                             years


 Allowable Investments:     ADRs                           Floaters                    Mortgage Securities          When Issued
                            Agencies                       Foreign Bonds               Municipals                   Zero Coupons
                            Asset-Backeds                  Foreign Currency            Preferred Stock
                            Brady Bonds                    Foreign Equities            Repurchase Agreements
                            Cash Equivalents               Forwards                    Rights
                            CMOs                           Futures & Options           SMBS
                            Common Stock                   High Yield                  Structured Investments
                            Convertibles                   Inverse Floaters            Structured Notes
                            Corporates                     Investment Companies        Swaps
                            Eastern European Issuers       Investment Funds            U.S. Governments
                            Emerging Markets Issuers       Loan Participations         Warrants

Comparative Index:           A weighted blend of quarterly returns compiled by
                             the Adviser using:
                             54% S&P 500 Index
                             40% Salomon Broad Investment Grade Index
                             6% MSCI World Ex U.S. Index

Strategies:                  Asset Allocation Management
                             Fixed Income Management and Asset Allocation
                             Maturity and Duration Management
                             Value Investing
                             Foreign Fixed Income Investing
                             Core Equity Investing
                             International Equity Investing
                             Emerging Markets Investing
                             High Yield Investing
                             Foreign Investing
                             Mortgage Investing


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 39

                             PROSPECTUS GLOSSARY
           CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS

STRATEGIES

Asset Allocation Management: The Adviser's approach to asset allocation management is to determine investment strategies for each asset class in a portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's twenty-five year history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed-income, and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on MAS's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

Emerging Markets Investing: The Adviser's approach to emerging markets investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).


Fixed Income Management and Asset Allocation: Within the Balanced, Multi-Asset-Class and Balanced Plus Portfolios, the Adviser selects fixed-income securities not only on the basis of judgments regarding Maturity and Duration Management and Value Investing, but also on the basis of the value offered by various segments of the fixed-income securities market relative to Cash Equivalents and Equity Securities. In this context, the Adviser may find that certain segments of the fixed-income securities market offer more or less attractive relative value when compared to Equity Securities than when compared to other Fixed-Income Securities.


For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed-income securities, but overvalued compared to long duration fixed-income securities. Consequently, while a portfolio investing only in fixed-income securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

-------------------------------------------------------------------------------
MAS Funds - 40        Terms in bold type are defined in the Prospectus Glossary

Foreign Fixed Income Investing: The Adviser invests in Foreign Bonds and other Fixed-Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency Futures & Options, Forwards and Swaps may be used to hedge the currency risk.


Foreign Investing: Investors should recognize that investing in Foreign Bonds and Foreign Equities involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign Bonds and Foreign Equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Since Foreign Bonds and Foreign Equities may be denominated in foreign currencies, and since a portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, the portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.


Although a portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a portfolio receives from the companies comprising the portfolio's investments.


Growth Stock Investing: Seeks to invest in Common Stocks generally characterized by higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by the S&P 500 Index.


High Yield Investing: Involves investing in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a portfolio invests in high yield securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for high yield securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a portfolio's ability to value or dispose of such securities. Also, there

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 41
may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a portfolio may find it difficult to value its securities accurately. A portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.


High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.


Certain types of high yield bonds are non-income paying securities. For example, zero coupon bonds pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the portfolio does not receive periodic cash flow from these investments.


The table below provides a summary of ratings assigned to all U.S. and foreign debt holdings of those portfolios with more than 5% invested in High Yield securities as of September 30, 1996 (not including money market instruments). These figures are dollar-weighted averages of month-end portfolio holdings and do not necessarily indicate a portfolio's current or future debt holdings. Portfolios whose debt holdings total less than 100% also invest in Equity Securities. The Balanced Plus Portfolio has not commenced operations as of September 30, 1996.


       High Yield Portfolio                       Fixed Income Portfolio
QUALITY                                    QUALITY
   TSY, AGY, AAA             5.28%         TSY, AGY, AAA               71.29%
   AA                        0.00%         AA                           7.83%
   A                         0.00%         A                            5.83%
   BAA                       3.97%         BAA                          4.62%
   BA                       30.28%         BA                           5.66%
   B                        47.43%         B                            2.84%
   CAA                       5.91%         CAA                          0.00%
   CA OR BELOW               0.00%         CA OR BELOW                  0.00%
   Not Available             7.13%         Not Available                1.93%
TOTAL                      100.00%         TOTAL                      100.00%

Special Purpose Fixed Income Portfolio          PA Municipal Portfolio
QUALITY                                    QUALITY
   TSY, AGY, AAA            66.33%         TSY, AGY, AAA               79.70%
   AA                       10.95%         AA                           1.65%
   A                         6.96%         A                            5.16%
   BAA                       4.52%         BAA                          5.28%
   BA                        5.62%         BA                           0.99%
   B                         3.20%         B                            1.85%
   CAA                       0.00%         CAA                          0.00%
   CA OR BELOW               0.00%         CA OR BELOW                  0.00%
   Not Available             2.42%         Not Available                5.37%
TOTAL                      100.00%         TOTAL                      100.00%

    Multi-Asset-Class Portfolio
QUALITY
   TSY, AGY, AAA            26.63%
   AA                        1.73%
   A                         1.16%
   BAA                       1.19%
   BA                        3.43%
   B                         4.61%
   CAA                       0.42%
   CA OR BELOW               0.00%
   Not Available             1.10%
TOTAL                       40.27%

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MAS Funds - 42        Terms in bold type are defined in the Prospectus Glossary

International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

MAS considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a portfolio may also invest in regulated Investment Companies or Investment Funds which invest in such countries to the extent allowed by applicable law.

Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in Fixed-Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of the Adviser's fixed-income strategy.


About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.


Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed-income securities. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed- income security, the shorter the duration of the security.

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 43

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Money Market Investing: A money market fund like the Cash Reserves Portfolio invests in securities which present minimal credit risk and may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. A money market portfolio is designed to provide maximum principal stability for investors seeking to invest funds for the short-term, or, for investors seeking to combine a long-term investment program in other portfolios of the Fund with an investment in money market instruments. However, because the Cash Reserves Portfolio invests in the money market obligations of private financial and non-financial corporations in addition to those of the U.S. Government or its agencies and instrumentalities, it offers higher credit risk and yield potential relative to money market funds which invest exclusively in U.S. Government securities. The Cash Reserves Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.

Mortgage Investing: At times it is anticipated that greater than 50% of a fixed-income portfolio's assets may be invested in mortgage-related securities. These include mortgage-backed securities which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), other government agencies, and private issuers. It is expected that a portfolio's primary emphasis will be on mortgage-backed securities issued by the various Government-related organizations. However, a portfolio may invest, without limit, in mortgage-backed securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Municipals Management: MAS manages municipal portfolios in a total return context. This means that taxable investments will regularly be included in a portfolio when they have an attractive prospective after-tax total return, regardless of the taxable nature of income on the security.

MAS Municipals Management emphasizes a diversified portfolio of high grade municipal debt securities. Under normal circumstances, a portfolio will invest at least 80% of net assets in municipal securities including AMT Bonds and at least 80% will be Investment Grade Securities.


Under normal conditions, a portfolio may hold up to 20% of net assets in U.S. Governments, Agencies, Corporates, Cash Equivalents, Preferred Stocks, Mortgage Securities, Asset-Backeds, Floaters, and Inverse Floaters and other Fixed-Income Securities (collectively "Taxable Investments").


Non-Diversified Status: A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended. Non-diversified portfolios may invest more than 25% of assets in securities of individual issuers representing greater than 5% each of a portfolio's total assets, whereas diversified investment companies may only invest up to 25% of assets in positions of greater than 5%. Both diversified and non-diversified portfolios are subject to diversification specifications under the Internal Revenue Code of 1986, as amended, which require that, as of the close of each fiscal quarter, (i) no more than 25% of a portfolio's total assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. Because of its non-diversified status, a portfolio may be subject to greater credit and other risks than a diversified investment company.

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MAS Funds - 44        Terms in bold type are defined in the Prospectus Glossary

Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing, whereby MAS seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See Maturity and Duration Management for a description of the other key component of MAS's fixed-income investment strategy.

Value Stock Investing: Emphasizes Common Stocks which are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend paying common stocks. However, non-dividend paying stocks may also be selected for their value characteristics.

INVESTMENTS

Each Portfolio may invest in the securities defined below in accordance with their listing of Allowable Investments and any quality or policy constraints.

ADRs--American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders.


Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.


Asset-Backeds: are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.

Possible Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Brady Bonds: are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information. Portfolios will only invest in Brady Bonds consistent with quality specifications.

Cash Equivalents: are short-term fixed-income instruments comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 45
deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.

Portfolios will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio.


(2) Each portfolio (except Cash Reserves) may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch). The Cash Reserves Portfolio invests only in commercial paper rated in the highest category;


(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor' s or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;


(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others;


(6) Repurchase agreements collateralized by securities listed above; and

(7) Investments by the Cash Reserve Portfolio in Cash Equivalents are limited by the quality, maturity and diversification requirements adopted under Rule 2a-7 of the 1940 Act.

CMOs--Collateralized Mortgage Obligations: are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

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MAS Funds - 46        Terms in bold type are defined in the Prospectus Glossary

Like bonds in general, mortgage-backed securities will generally decline in price when interests rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.


Common Stocks: are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: are convertible bonds or shares of convertible Preferred Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.


Corporates -- Corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A portfolio will buy Corporates subject to any quality constraints. If a security held by a portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.

Depositary Receipts: include both Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") and are securities that can be treated in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary Receipts may be sponsored or unsponsored. The depositary of unsponsored Depositary Receipts may provide less information to receipt holders.

Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. All of the portfolios of the MAS Funds, except the Cash Reserves Portfolio, may enter into over-the-counter Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding CMOs, Forwards, Futures and Options, and SMBs) with counterparties approved by MAS in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, CMOs, Forwards, Futures and Options, SMBS, Structured Investments, Structured Notes and Swaps. See each individual Portfolio's listing of Allowable Investments to determine which of these the Portfolio may hold.

Eastern European Issuers: The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes during the 1940's, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.


Emerging Markets Issuers: An emerging market security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 47
performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. Investing in emerging markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.


Equity Securities: Commonly include but are not limited to Common Stock, Preferred Stock, ADRs, Rights, Warrants, Convertibles, and Foreign Equities. See each individual portfolio listing of Allowable Investments to determine which of the above the portfolio can hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type.

Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, High Yield, Mortgage Securities, SMBS, CMOs, Asset-Backeds, Convertibles, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. See each individual portfolio listing of Allowable Investments to determine which securities a portfolio may hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type of security.


Floaters--Floating and Variable Rate Obligations: are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under Foreign Investing.


Foreign Bonds: are Fixed-Income Securities denominated in foreign currency and issued and traded primarily outside of U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign Mortgage Securities and various other mortgage and asset-backed securities.


Foreign Currency: Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These portfolios may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards).


Foreign Equities: are Common Stock, Preferred Stock, Rights and Warrants of foreign issuers denominated in foreign currency and traded primarily on non-U.S. markets. Foreign Equities also include Depositary Receipts. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies (see Foreign Investing).

Forwards--Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.


A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition the portfolios may cross-hedge curren-

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MAS Funds - 48        Terms in bold type are defined in the Prospectus Glossary
cies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.


A portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.


There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a portfolio's obligation under the forward contract. On the date of maturity, a portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross-hedges, or a synthetic position, there is an additional risk in that those transactions create residual foreign currency exposure. When a portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge, or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Futures & Options--Futures Contracts, Options on Futures Contracts and Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.


A portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

Possible Risks: The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by a portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by a portfolio; and
(ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 49

High Yield: High yield securities are generally considered to be corporate bonds, preferred stocks, and convertible securities rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative-grade debt obligations:


    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.


    Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." C The rating C is reserved for income bonds on which "no interest is being paid." D - Debt rated D is in "default", and "payment of interest and/or repayment of principal is in arrears."

While these securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.

The risks posed by securities issued under such circumstances are substantial. If a security held by a portfolio is down-graded, the portfolio may retain the security.

Inverse Floaters--Inverse Floating Rate Obligations: are Fixed-Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: The portfolios are permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended, generally prohibits the portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered close-end investment company.

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MAS Funds - 50        Terms in bold type are defined in the Prospectus Glossary

To the extent a portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the portfolio itself. The portfolios may not purchase shares of any affiliated investment company except as permitted by SEC Rule or Order.


Investment Funds: Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these investment funds are subject to applicable law as discussed under Investment Restrictions and will invest in such investment funds only where appropriate given that the portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in Investment Companies.

Investment Grade Securities: are those rated by one or more nationally recognized statistical rating organizations (NRSRO) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's) or Fitch Investors Service, Inc. (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality. The Adviser may retain securities if their ratings falls below investment grade if it deems retention of the security to be in the best interests of the portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.


Loan Participations: are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing portfolio to supply additional cash to the borrower on demand. Loan participations involving Emerging Market Issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such loan participations present additional risks of default or loss.


Mortgage Securities--Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various Governmental, Government-related and private organizations. Portfolios may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of investment grade quality.


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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 51

There are two methods of trading mortgage-backed securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis.


A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupon Treasury Bonds), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on mortgage securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Municipals--Municipal Securities: are debt obligations issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipal securities include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the portfolio) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. The portfolios eligible to purchase municipal bonds may also purchase AMT bonds. AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

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MAS Funds - 52        Terms in bold type are defined in the Prospectus Glossary

PA Municipals: are obligations of the Pennsylvania state government, state agencies and various local governments, including counties, cities, townships, special districts and authorities. In general, the credit quality and credit risk of any issuer's debt is contingent upon the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management and the strength of legal provisions in the debt document that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified, where financial operations are sound and the debt burden is reasonable.

Concentration of investment in the securities of one state exposes a portfolio to greater credit risks than would be present in a nationally diversified portfolio of municipal securities. The risks associated with investment in the securities of a single state include possible tax changes or a deterioration in economic conditions and differing levels of supply and demand for the municipal obligations of that state.

Debt of Government Agencies, Authorities and Commissions: Certain state-created agencies have statutory authorization to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed; it is not an obligation of the Commonwealth. Some of these agencies, however, such as the Delaware River Joint Toll Bridge Commission, are indirectly dependent on Commonwealth funds through various state-assisted programs.


Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.


Repurchase Agreements: are transactions by which a portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.


Pursuant to an order issued by the Securities and Exchange Commission, the Fund's portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each portfolio's participation in the income from jointly purchased repurchase agreements will be based on that portfolio's percentage share in the total repurchase agreement.


Rights: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.


SMBS--Stripped Mortgage-Backed Securities: are Derivatives in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 53
underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.


Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a portfolio's limitations on investment in illiquid securities.

Structured Investments: are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more Swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A portfolio will purchase Structured Investments in trusts that engage in such Swaps only where the counterparties are approved by MAS in accordance with credit-risk guidelines established by the Board of Trustees.

Structured Notes: are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.


Swaps--Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two returns. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Trustees.

Possible Risks: Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a portfolio's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents


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MAS Funds - 54        Terms in bold type are defined in the Prospectus Glossary
utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolios would be less favorable than it would have been if this investment technique were not used.


Taxable Investments: comprise Fixed-Income Securities and other instruments which pay income that is not exempt from taxation. Investors may be liable for tax on the income distributed as a result of the portfolio holding taxable investments. In this event, shareholders will receive an IRS form 1099 disclosing the taxable income paid for a calendar year.


U.S. Governments--U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.

Warrants: are options issued by a corporation which give the holder the option to purchase stock.


When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by a portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although a portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. A portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.


Zero Coupons--Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 55

GENERAL SHAREHOLDER INFORMATION

                               PURCHASE OF SHARES


Investment Class Shares are available to Shareholders with combined investments of $1,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others.

Investment Class Shares of each portfolio except for the Cash Reserves Portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. Such portfolios determine net asset value as described under Other Information-Valuation of Shares each day that the portfolios are open for business. See Other Information-Closed Holidays and Valuation of Shares.


The Cash Reserves Portfolio declares dividends daily and, therefore, at the time of a purchase must have funds immediately available for investment. As a result, payment for the purchase of shares must be in the form of Federal Funds (monies credited to the portfolio's Custodian by a Federal Reserve Bank) before they can be accepted by the portfolio. The portfolio is credited with Federal Funds on the same day if the investment is made by Federal Funds wire. Investment Class Shares of the Cash Reserves Portfolio may be purchased at the net asset value next determined after an order is received by the portfolio and Federal Funds are received by the Custodian. The Cash Reserves Portfolio determines net asset value as of 12:00 noon (Eastern Time) each day that the portfolios are open for business. See Other Information-Closed Holidays and Valuation of Shares.


Investors who purchase Investment Class Shares through Shareholder Organizations should contact that organization for information about how to purchase, redeem and exchange shares.

Initial Purchase by Mail: Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Registration Form (provided at the end of the Prospectus), and mailing it to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868. together with a check ($1,000,000 minimum) payable to MAS Funds.


The portfolio(s) to be purchased should be designated on the Account Registration Form. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited at the net asset value per share of the portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund, except for the Cash Reserves Portfolio. Purchases made by check in the Cash Reserves Portfolio are ordinarily credited at the net asset value per share determined two business days after receipt of the check by the Fund. Please note that purchases made by check in any portfolio are not permitted to be redeemed until payment of the purchase has been collected, which may take up to eight business days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.


Initial Purchase by Wire: Subject to acceptance by the Fund, Investment Class Shares of each portfolio may also be purchased by wiring Federal Funds ($1,000,000 minimum) to the Fund's Custodian Bank, The Chase Manhattan Bank (see instructions below). A completed Account Registration Form should be forwarded to MAS Funds' Client Services Group in advance of the wire. For all portfolios (except the Cash Reserves Portfolio), notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to 4:00 p.m. (Eastern Time) of the wire date. (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Fund's Custodian Bank using the following wiring instructions:


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MAS Funds - 56        Terms in bold type are defined in the Prospectus Glossary

                           The Chase Manhattan Bank
                           1 Chase Manhattan Plaza
                           New York, NY 10081
                           ABA #021000021
                           DDA #910-2-734143
                           Attn: MAS Funds Subscription Account
                           Ref: (Portfolio Name, Account Number, Account Name)


Purchases in the Cash Reserves Portfolio may be made by Federal Funds wire to the Fund's Custodian. If the portfolio receives notification of an order prior to 12:00 noon (Eastern Time) and funds are received by the Custodian the same day, purchases of portfolio shares will become effective and begin to earn income on that business day. Orders received after 12:00 noon (Eastern Time) will be effective on the next business day upon receipt of funds. Federal Funds purchases will be accepted only on a day on which the portfolio is open for business. See Other Information-Closed Holidays.


Additional Investments: Additional investments of Investment Class Shares at net asset value may be made at any time (minimum investment $1,000) by mailing a check (payable to MAS Funds) to MAS Funds' Client Services Group at the address noted under Initial Purchase by Mail or by wiring monies to the Custodian Bank as outlined above. For all portfolios except the Cash Reserves Portfolio, notification of a Federal Funds wire must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to 4:00 p.m. (Eastern Time) of the wire date. For the Cash Reserves Portfolio, notification of a Federal Funds wire must be received by 12:00 noon (Eastern Time). Purchases made by check in the Cash Reserves Portfolio are ordinarily credited at the net asset value per share determined two business days after receipt of the check by the Fund.


Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of Investment Class Shares of any of its portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and subsequent investment amounts.

Purchases of a portfolio's Investment Class Shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


Investment Class Shares of the Fund's portfolios may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (Shareholder Organizations). Investors purchasing and redeeming shares of the portfolios through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from Shareholder Organizations for the sale of Investment Class Shares though Shareholder Organizations may receive a fee for providing shareholder services to their clients who hold Investment Class Shares.


                              REDEMPTION OF SHARES


Investment Class Shares of each portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of Investment Class Shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption which is based on the market value of the investment securities held by the portfolio. See Other Information-Closed Holidays and Valuation of Shares.

By Mail: Each portfolio will redeem Investment Class Shares at the net asset value next determined after the request is received in good order. Requests should be addressed to MAS Funds: c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 57

To be in good order, redemption requests must include the following:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees (see Signature Guarantees); and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.


Signature Guarantees: To protect your account, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact MAS Funds' Client Services Group for further details.

By Telephone: Provided the Telephone Redemption Option has been authorized by the shareholder on the Account Registration Form, a redemption of shares may be requested by calling the MAS Funds' Client Services Group and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares.

By Facsimile: Written requests in good order (see above) for redemptions, exchanges, and transfers may be forwarded to the Fund via facsimile. All requests sent to the Fund via facsimile must be followed by a telephone call to the MAS Funds' Client Services Group to ensure that the instructions have been properly received by the Fund. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.


Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.


Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date of redemption at times when the NYSE, the Custodian, or the Fund is closed (See Other Information-Closed Holidays) or under any emergency circumstances as determined by the Securities and Exchange Commission.


If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

                              SHAREHOLDER SERVICES


Exchange Privilege: Each portfolio's Investment Class Shares may be exchanged for Investment Class Shares of the Fund's other portfolios offering Investment Class Shares based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to portfolios that are registered for sale in a shareholder's state of residence. There are no exchange fees. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.


-------------------------------------------------------------------------------
MAS Funds - 58        Terms in bold type are defined in the Prospectus Glossary

Because an exchange of shares amounts to a redemption from one portfolio and purchase of shares of another portfolio, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange between portfolios is considered a sale and purchase of shares. The sale of shares may result in a capital gain or loss for tax purposes.


The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.


Transfer of Registration: The registration of Fund shares may be transferred by writing to MAS Funds: c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. As in the case of redemptions, the written request must be received in good order as defined above. Unless shares are being transferred to an existing account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party.


                               VALUATION OF SHARES


Equity, Growth, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Value, and Value Portfolios:

Net asset value per share is determined by dividing the total market value of each portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Equity Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed Equity Securities is taken from the exchange where the security is primarily traded. Equity Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted Equity Securities and listed U.S. Equity Securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods approved by the Trustees.

Domestic Fixed Income, Fixed Income, Fixed Income Portfolio II, Global Fixed Income, High Yield, Intermediate Duration, International Fixed Income, Limited Duration, Mortgage-Backed Securities, Municipal, PA Municipal and Special Purpose Fixed Income Portfolios:

Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Bonds and other Fixed-Income Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars.


Net asset value includes interest on bonds and other Fixed-Income Securities which is accrued daily. Bonds and other Fixed-Income Securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other Fixed-Income Securities this ordinarily will be the over-the-counter market.

However, bonds and other Fixed-Income Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 59
pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other Fixed-Income Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), will be valued in good faith at fair value using methods approved by the Board of Trustees.


Balanced, Multi-Asset-Class and Balanced Plus Portfolios: Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share of the Balanced, Multi-Asset-Class and Balanced Plus Portfolios is determined as of the later of the close of the NYSE or one hour after the close of the bond markets on each day the portfolios are open for business. Equity, fixed-income and other securities held by the portfolios will be valued using the policies described above.


Cash Reserves Portfolio: The net asset value per share of the Cash Reserves Portfolio is calculated daily as of 12:00 noon (Eastern Time) on each day that the portfolio is open for business (See Other Information-Closed Holidays). The portfolio determines its net asset value per share by subtracting the portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the portfolio's investments and other assets and dividing the result by the total outstanding shares of the portfolio.

For the purpose of calculating the portfolio's net asset value per share, securities are valued by the amortized cost method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value based on amortized cost is higher or lower than the price the portfolio would receive if it sold the instrument.

The use of amortized cost and the maintenance of the portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. As conditions of operating under Rule 2a-7, the portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar-denominated securities which are determined by the Trustees to present minimal credit risks and which are of eligible quality as determined under the rule.

The Trustees have also agreed to establish procedures reasonably designed, taking into account current market conditions and the portfolio's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Trustees.

In the event of a deviation of over 1/2 of 1% between a portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Trustees will promptly consider what action, if any, should be taken. The Trustees will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital or capital gains, or utilizing a net asset value per share not equal to $1.00 based upon available market quotations.

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MAS Funds - 60        Terms in bold type are defined in the Prospectus Glossary

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES: Dividends and Capital Gains
Distributions: The Fund maintains different dividend and capital gain distribution policies for each portfolio. These are:


   o The Equity, Value, Growth, Fixed Income, Fixed Income Portfolio II, Special Purpose Fixed Income, High Yield, Limited Duration, Intermediate Duration, Mortgage-Backed Securities, Balanced, Multi-Asset-Class, Global Fixed Income, International Fixed Income, Balanced Plus and Domestic Fixed Income Portfolios normally distribute substantially all of their net investment income to shareholders in the form of quarterly dividends.

   o The International Equity, Small Cap Value, Mid Cap Value and Mid Cap Growth Portfolios normally distribute substantially all of their net investment income in the form of annual dividends.


   o The Municipal and the PA Municipal Portfolios normally distribute substantially all of their net investment income in the form of monthly dividends.

   o The Cash Reserves Portfolio declares dividends daily and normally distributes substantially all of its investment income in the form of monthly dividends.

If any portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.

If any net capital gains are realized from the sale of underlying securities, the portfolios normally distribute such gains with the last dividend for the calendar year.

All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.

In all portfolios except the Cash Reserves Portfolio, undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain Mortgage Securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on behalf of the shareholders by the portfolio in accordance with its investment objectives and policies.


Special Considerations for the Cash Reserves Portfolio: Net investment income is computed and dividends declared as of 12:00 noon (Eastern Time), on each day. Such dividends are payable to Cash Reserves Portfolio shareholders of record as of 12:00 noon (Eastern Time) on that day, if the portfolio is open for business. Shareholders who redeem prior to 12:00 noon (Eastern Time) are not entitled to dividends for that day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of 12:00 noon (Eastern Time) on the preceding business day on which the portfolio was open for business.


Net realized short-term capital gains, if any, of the Cash Reserves Portfolio will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but at least once a year. The portfolio does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 61

Federal Taxes: The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of the portfolio or its shareholders. In addition, state and local tax consequences of an investment in the portfolio may differ from the Federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.

Each portfolio of the Fund intends to qualify for taxation as a regulated investment company under the Internal Revenue Code of 1986 (the "Code") so that each portfolio will not be subject to Federal income tax to the extent it distributes net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) to shareholders. Each Portfolio is treated as a separate entity for Federal income tax purposes and is not combined with any of the Funds' other portfolios. Dividends, either in cash or reinvested in shares, paid by a portfolio, except for the Municipal and PA Municipal Portfolios (see Special Tax Considerations for the Municipal and PA Municipal Portfolios) from net investment income will be taxable to shareholders as ordinary income. In the case of the Equity, Value, Small Cap Value, Mid Cap Growth, Growth, Balanced, Multi-Asset-Class, Balanced Plus and Mid Cap Value Portfolios, such dividends paid to corporate shareholders will generally qualify in part for the dividends received deduction for corporations to the extent attributable to dividends received by such portfolios from domestic corporations. The Fund will send each shareholder a statement each year indicating the amount of the dividend income which qualifies for such treatment.

Whether paid in cash or additional shares of a portfolio, and regardless of the length of time the shares in such portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, and are not eligible for the dividends received deduction for corporations. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a portfolio. Such dividends and distributions may also be subject to state and local taxes.


Exchanges and redemptions of shares in a portfolio are taxable events for Federal income tax purposes. Individual shareholders may also be subject to state and municipal taxes on such exchanges and redemptions.


Each portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the Federal excise tax. To do so, each portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year. Dividends declared in October, November or December by a portfolio will be deemed to have been paid by such portfolio and received by shareholders on December 31st of the year declared provided that the dividends are paid before February 1 of the following year.

The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.


Foreign Income Taxes: Investment income received by the portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into Tax Treaties with many foreign countries which entitle these portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the portfolios' assets to be invested within various countries is not known. The portfolios intend to operate so as to qualify for treaty reduced rates of tax where applicable.


The International Equity, Global Fixed Income and International Fixed Income, Multi-Asset-Class and Balance Plus Portfolios may file an election with the Internal Revenue Service to pass through to the portfolio's shareholders the


-------------------------------------------------------------------------------
MAS Funds - 62        Terms in bold type are defined in the Prospectus Glossary
amount of foreign income taxes paid by the portfolio, but may do so only if more than 50% of the value of the total assets of the portfolio at the end of the fiscal year is represented by foreign securities. These portfolios will make such an election only if they deem it to be in the best interests of their shareholders. The other portfolios will not be able to make this election.


If this election is made, shareholders of the portfolio will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Internal Revenue Code as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Each shareholder of the portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the portfolio's gross income from foreign sources. Shareholders who are not liable for Federal income taxes, such as retirement plans qualified under
Section 401 of the Internal Revenue Code, will not be affected by any such "pass through" of foreign tax credits.


State and Local Taxes: The Fund is formed as a Pennsylvania Business Trust and therefore is not liable, under current law, for any corporate income or franchise tax of the Commonwealth of Pennsylvania. The Fund will provide Pennsylvania taxable values on a per share basis upon request.

Special Tax Considerations for the Municipal and PA Municipal Portfolios: These portfolios intend to invest a sufficient portion of their assets in municipal bonds and notes so that each will qualify to pay exempt-interest dividends to shareholders. Such exempt-interest dividends are excluded from a shareholder's gross income for Federal income tax purposes. Tax-exempt dividends received from the Municipal and PA Municipal Portfolios may be subject to state and local taxes. However, some states allow shareholders to exclude that portion of a portfolio's tax-exempt income which is attributable to municipal securities issued within the shareholder's state of residence. Furthermore, the PA Municipal Portfolio invests at least 65% of its assets in PA Municipals. As a result, the income of the portfolio that is derived from PA Municipals and U.S. Governments will not be subject to the Pennsylvania personal income tax or to the Philadelphia School District investment net income tax. Distributions by the PA Municipal Portfolio to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

To the extent, if any, that dividends paid to shareholders of the Municipal and PA Municipal Portfolios are derived from taxable interest or long-term or short-term capital gains, such dividends will be subject to Federal personal income tax (whether such dividends are paid in cash or in additional shares) and may also be subject to state and local taxes. In addition, the Municipal and PA Municipal Portfolios may invest in private activity municipal securities, the interest on which is subject to the Federal alternative minimum tax for corporations and individuals and the Federal environmental tax for corporations only. Exempt-interest dividends from such private activity securities issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the alternative minimum tax environmental tax. A shareholder may lose the tax exempt status of the accrued income of these portfolios if they redeem their shares before a dividend has been declared.

The Municipal and PA Municipal Portfolios may not be appropriate investments for persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares.

TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.


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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 63

INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the Adviser), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Group, Inc., and is located at One Tower Bridge, West Conshohocken, PA 19428. Miller Anderson & Sherrerd, LLP is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of the date of this prospectus had in excess of $40 billion in assets under management.


Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, each portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the portfolio's average daily net assets for the quarter:

                                                                        Rate
                                                                       -------
            Equity Portfolio                                            .500%
            Growth Portfolio                                            .500
            International Equity Portfolio                              .500
            Mid Cap Growth Portfolio                                    .500
            Mid Cap Value Portfolio*                                    .750
            Small Cap Value Portfolio*                                  .750
            Value Portfolio                                             .500
            Cash Reserves Portfolio                                     .250
            Domestic Fixed Income Portfolio                             .375
            Fixed Income Portfolio                                      .375
            Fixed Income Portfolio II                                   .375
            Global Fixed Income Portfolio                               .375
            High Yield Portfolio                                        .375
            Intermediate Duration Portfolio                             .375
            International Fixed Income Portfolio                        .375
            Limited Duration Portfolio                                  .300
            Mortgage-Backed Securities Portfolio                        .375
            Municipal Portfolio                                         .375
            PA Municipal Portfolio                                      .375
            Special Purpose Fixed Income Portfolio                      .375
            Balanced Portfolio                                          .450
            Multi-Asset-Class Portfolio                                 .650
            Balanced Plus Portfolio                                     .550

* Advisory fees in excess of 0.750% of average net assets are considered higher than normal for most investment companies, but are not unusual for portfolios that invest primarily in small capitalization stocks or in countries with emerging market economies.


Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets for the Investment Class of the Equity, Mid Cap Value, Value, Cash Reserves, Domestic Fixed Income, High Yield, Intermediate Duration, Limited Duration, Mortgage-Backed Securities, Municipal, PA Municipal, Special Purpose Fixed Income and Multi-Asset-Class and Portfolios from exceeding 0.800%, 1.100%, 0.800%, 0.550%, 0.720%, 0.700%,
0.750%, 0.630%, 0.700%, 0.700%, 0.700%, 0.680% and 1.050%, respectively.

-------------------------------------------------------------------------------
MAS Funds - 64        Terms in bold type are defined in the Prospectus Glossary

For the fiscal year ended September 30, 1996, the Adviser received the following as compensation for its services:

                                                                        Rate
                                                                       -------
            Equity Portfolio                                            .500%
            International Equity Portfolio                              .500
            Mid Cap Growth Portfolio                                    .500
            Mid Cap Value Portfolio                                     .564
            Small Cap Value Portfolio                                   .750
            Value Portfolio                                             .500
            Cash Reserves Portfolio                                     .155
            Domestic Fixed Income Portfolio                             .362
            Fixed Income Portfolio                                      .375
            Fixed Income Portfolio II                                   .375
            Global Fixed Income Portfolio                               .375
            High Yield Portfolio                                        .375
            Intermediate Duration Portfolio                             .244
            International Fixed Income Portfolio                        .375
            Limited Duration Portfolio                                  .300
            Mortgage-Backed Securities Portfolio                        .335
            Municipal Portfolio                                         .288
            PA Municipal Portfolio                                      .228
            Special Purpose Fixed Income Portfolio                      .375
            Balanced Portfolio                                          .450
            Multi-Asset-Class Portfolio                                 .372


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 65

SERVICE PLAN: The Board of Trustees of the Fund has approved a Service Plan (the "Service Plan"), pursuant to which the Distributor may compensate Service Providers for providing shareholder support services to clients who purchase Investment Class Shares. For this service, such Service Providers are compensated at an annual rate of .15% of the average net assets of the Investment Class Shares of each Portfolio. Fees paid pursuant to the Service Plan are separate fees of the Investment Class Shares of each Portfolio and will reduce the net investment income and total return of the Investment Class Shares of these Portfolios.

PORTFOLIO MANAGEMENT

The investment professionals who are primarily responsible for the day-to-day management of the Fund's portfolios are as follows:

Equity: Arden C. Armstrong, Kurt A. Feuerman, Timothy G. Connors, Nicholas J. Kovich, Robert J. Marcin and Gary G. Schlarbaum;

Growth: Arden C. Armstrong and Timothy G. Connors;

International Equity: Horacio A. Valeiras and Hassan Elmasry;

Mid Cap Growth: Arden C. Armstrong and Abhi Y. Kanitkar;

Small Cap Value and Mid Cap Value: Gary G. Schlarbaum, Bradley S. Daniels and William B. Gerlach;

Value: Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich;

Cash Reserves: Abigail Jones Feder and Ellen D. Harvey;

Domestic Fixed Income, Fixed Income, Fixed Income II and Special Purpose Fixed
Income: Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley;

Global Fixed Income and International Fixed Income: J. David Germany, Michael Kushma, Paul F. O'Brien and Richard B. Worley;

High Yield: Stephen F. Esser, Robert E. Angevine and Thomas L. Bennett;

Limited Duration and Intermediate Duration: Ellen D. Harvey, Scott F. Richard and Christian G. Roth;

Mortgage Backed Securities: Kenneth B. Dunn and Scott F. Richard;

Municipal and PA Municipal: Steven K. Kreider, Kenneth B. Dunn and Scott F. Richard;

Balanced: Thomas L. Bennett, John D. Connolly, Gary G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley;

Multi-Asset-Class: Thomas L. Bennett, John D. Connolly, J. David Germany, Gary
G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley; and


-------------------------------------------------------------------------------
MAS Funds - 66        Terms in bold type are defined in the Prospectus Glossary

Balanced Plus: Thomas L. Bennett, John D. Connolly, Gary G. Schlarbaum, Horacio
A. Valeiras, Richard B. Worley and J. David Germany.

A description of their business experience during the past five years is as follows:

Robert E. Angevine, Principal, Morgan Stanley, joined Morgan Stanley Asset Management in 1988. He assumed responsibility for the High Yield Portfolio in 1996.

Arden C. Armstrong, Managing Director, Morgan Stanley, joined MAS in 1986. She assumed responsibility for the Mid Cap Growth Portfolio in 1990, the Growth Portfolio in 1993 and the Equity Portfolio in 1994.

Richard M. Behler, Principal, Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the Value Portfolio in 1996.

Thomas L. Bennett, Managing Director, Morgan Stanley joined MAS in 1984. He assumed responsibility for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio 1987, the High Yield Portfolio in 1989, the Fixed Income Portfolio II in 1990, the Special Purpose Fixed Income and Balanced Portfolios in 1992 and the Multi-Asset-Class Portfolio in 1994.

John D. Connolly, Principal, Morgan Stanley, joined MAS in 1990. He assumed responsibility for the Balanced Portfolio in 1992 and the Multi-Asset-Class Portfolio in 1994.

Timothy G. Connors, Principal, Morgan Stanley, joined MAS in 1994. Mr. Connors served as Vice President and Managing Director of CoreStates Investment Advisers from 1986 to 1994. He assumed responsibility for the Equity and Growth Portfolios in 1994.

Bradley S. Daniels, Vice President, Morgan Stanley, joined MAS in 1985. He assumed responsibility for the Small Cap Value Portfolio in 1986 and the Mid Cap Value Portfolio in 1994.

Kenneth B. Dunn, Managing Director, Morgan Stanley, joined MAS in 1987. He assumed responsibility for the Fixed Income and the Domestic Fixed Income Portfolios in 1987, the Fixed Income II Portfolio in 1990, the Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the Municipal and PA Municipal Portfolios in 1994.

Hassan Elmasry, Principal, Morgan Stanley, joined MAS in 1995. He served as First Vice President & International Equity Portfolio Manager from 1987 through 1995 for Mitchell Hutchins Asset Management. He assumed responsibility for the International Equity Portfolio in 1996.

Stephen F. Esser, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the High Yield Portfolio in 1989.

Abigail Jones Feder, Principal, Morgan Stanley, joined Morgan Stanley in 1985. She assumed responsibility for the Cash Reserves Portfolio in 1996.

Kurt A. Feuerman, Managing Director, Morgan Stanley, joined Morgan Stanley in 1990. He assumed responsibility for the Equity Portfolio in 1996.

William B. Gerlach, Vice President, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Small Cap Value and Mid Cap Value Portfolios in 1996.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 67

J. David Germany, Managing Director, Morgan Stanley, joined MAS in 1991. He served as Vice President & Senior Economist for Morgan Stanley & Co. from 1989 to 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1993 and the Multi-Asset-Class Portfolio in 1994.

Ellen D. Harvey, Principal, Morgan Stanley, joined MAS in 1984. She assumed responsibility for the Cash Reserves Portfolio in 1990, the Limited Duration Portfolio in 1992 and the Intermediate Duration Portfolio in 1994.

Abhi Y. Kanitkar, Vice President, Morgan Stanley, joined MAS in 1994. He served as an Investment Analyst from 1993 through 1994 for Newbold's Asset Management and as Director & Investment Analyst from 1990 through 1993 for Kanitkar Investment Services, Inc. He assumed responsibility for the Mid Cap Growth Portfolio in 1996.

Nicholas J. Kovich, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Equity Portfolio in 1994 and the Value Portfolio in 1997.

Steven K. Kreider, Principal, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Municipal and the PA Municipal Portfolios in 1992.

Michael Kushma, Principal, Morgan Stanley, joined Morgan Stanley in 1988. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1996.

Robert J. Marcin, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Value Portfolio in 1990 and the Equity Portfolio in 1994.

Paul F. O'Brien, Principal, Morgan Stanley, joined MAS in 1996. He served as Head of European Economics from 1993 through 1995 for JP Morgan and as Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1996.

Scott F. Richard, Managing Director, Morgan Stanley, joined MAS in 1992. He served as Vice President, Head of Fixed Income Research & Model Development for Goldman, Sachs & Co. from 1987 to 1991 and as Head of Mortgage Research in 1992. He assumed responsibility for the Mortgage-Backed Securities Portfolio in 1992, the Limited Duration, Intermediate Duration, Municipal and PA Municipal Portfolios in 1994 and the Advisory Mortgage Portfolio in 1995.

Christian G. Roth, Principal, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Limited Duration and Intermediate Duration Portfolios in 1994.

Gary G. Schlarbaum, Managing Director, Morgan Stanley; Director, MAS Fund Distribution, Inc.; joined MAS in 1987. He assumed responsibility for the Equity and Small Cap Value Portfolios in 1987, the Balanced Portfolio in 1992 and the Multi-Asset-Class and Mid Cap Value Portfolios in 1994.

Horacio A. Valeiras, Principal, Morgan Stanley, joined MAS in 1992. He served as an International Strategist from 1989 through 1992 for Credit Suisse First Boston and as Director-Equity Research in 1992. He assumed responsibility for the International Equity Portfolio in 1992, the Emerging Markets Portfolio in 1993, the Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996.

Richard B. Worley, Managing Director, Morgan Stanley, joined MAS in 1978. He assumed responsibility for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the Fixed Income Portfolio II in 1990, the Balanced and Special Purpose Fixed Income Portfolios in 1992, the Global Fixed Income and International Fixed Income Portfolios in 1993 and the Multi-Asset-Class Portfolio in 1994.



-------------------------------------------------------------------------------
MAS Funds - 68        Terms in bold type are defined in the Prospectus Glossary

ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, N.A., 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.

GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the portfolios for their clients.

Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. MAS may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley Group Inc., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.

OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-six portfolios.

The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Meetings of shareholders will not be held except as required by the Investment Company Act of 1940, as amended, and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

As of January 2, 1997, The Northern Trust Co. (Chicago, IL) owned a controlling interest (as that term is defined by the Investment Company Act of 1940, as amended) of the Cash Reserves Portfolio; the Inglis House Foundation (Philadelphia, PA) owned a controlling interest in the Mortgage-Backed Securities Portfolio; Ministers and Missionaries (New York, NY) and the Smithsonian Institution (New York, NY) owned controlling interests in the


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 69

Emerging Markets Portfolio; Richard Worley (West Conshohocken, PA) owned a controlling interest in the PA Municipal Portfolio; Wendell & Co. (New York, NY) owned a controlling interest in the Balanced Portfolio; the Charles A Dana Foundation (New York, NY) owned a controlling interest in the Global Fixed Income Portfolio and the Morgan Stanley Group, Inc. (New York, NY) owned a controlling interest in the Intermediate Duration Portfolio.

Custodians: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets of the Fund as required by the 1940 Act.

Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Fund's Transfer Agent and dividend disbursing agent.

Reports: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

Litigation: The Fund is not involved in any litigation.

Closed Holidays: Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the Cash Reserves Portfolio will be closed on Martin Luther King Day, Columbus Day, and Veteran's Day.

TRUSTEES AND OFFICERS

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager, and member of the Executive Committee Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Director, Morgan Stanley Universal Funds, Inc.

Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Federal National Mortgage Association; Director, Reliance Group Holdings; Director, Melville Corporation.

Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

Vincent R. McLean, Trustee; Director, Alexander and Alexander Services, Inc.; Director, Legal and General America, Inc.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

-------------------------------------------------------------------------------
MAS Funds - 70        Terms in bold type are defined in the Prospectus Glossary

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, Chase Manhattan Bank.

Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

Douglas W. Kugler, CFA, Treasurer, MAS Funds; Vice President, Morgan Stanley; Head of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP; formerly Assistant Vice President, Provident Financial Processing Corporation.

John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius, LLP; formerly Attorney, Ropes & Gray.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 71

MAS LOGO -------------------------------------------- ACCOUNT REGISTRATION FORM
--------
MAS FUNDS                                        MAS Fund Distribution, Inc.
                                                 General Distribution Agent


-----------------------------------------------------------------------------
/1/
REGISTRATION/PRIMARY MAILING ADDRESS

Confirmations and month-end statements will be mailed to this address.



------------------------------------------------------------------------------

------------------------------------------------------------------------------
Attention
         ---------------------------------------------------------------------
Street or P.O. Box
                  ------------------------------------------------------------
City                                State                 Zip        -
    --------------------------------     ----------------    -------- --------
Telephone No.         -           -
             --------  ----------  -----------------


Form of Business Entity: / / Corporation  / / Partnership
                         / / Trust  / / Other



                        --------------------------------------------------
Type of Account: / / Defined Benefit Plan   / / Defined Contribution Plan
                          / /  Profit Sharing/Thrift Plan
                 / / Other Employee Benefit Plan

                     ------------------------------------------------------
                 / / Endowment  / / Foundation  / / Taxable  / / Other (Specify)

                     ------------------------------------------------------
/ / United States Citizen   / / Resident Alien  / / Non-Resident Alien, Indicate
                                                    Country of Residence

                                                    ----------------------------
================================================================================
/2/
INTERESTED PARTY OPTION
In addition to the account statement sent to the above registered address, the Fund is authorized to mail duplicate statements to the name and address provided at right.

For additional interested party mailings, please attach a separate sheet.

Attention
         ----------------------------------------------------------------------
Company
(If Applicable)
               ----------------------------------------------------------------
Street or P.O. Box
                  -------------------------------------------------------------
City                        State                   Zip              -
    ------------------------     -------------------   -------------- ---------
Telephone No.           -          -
             ----------- ---------- -----------
===============================================================================

/3/ INVESTMENT
    For Purchase of:

/ / Equity Portfolio                         $ ---------------     / / Limited Duration Fixed Income Portfolio     $ --------------
/ / Value Portfolio                          $ ---------------     / / Intermediate Duration Portfolio             $ --------------
/ / Growth Portfolio                         $ ---------------     / / Mortgage-Backed Securities Portfolio        $ --------------
/ / Mid Cap Growth Portfolio                 $ ---------------     / / Cash Reserves Portfolio                     $ --------------
/ / Balanced Portfolio                       $ ---------------     / / International Equity Portfolio              $ --------------
/ / Multi-Asset-Class Portfolio              $ ---------------     / / Emerging Markets Portfolio                  $ --------------
/ / Balanced Plus Portfolio                  $ ---------------     / / International Fixed Income Portfolio        $ --------------
/ / Fixed Income Portfolio                   $ ---------------     / / Global Fixed Income Portfolio               $ --------------
/ / Fixed Income Portfolio II                $ ---------------     / / Municipal Portfolio                         $ --------------
/ / Special Purpose Fixed Income Portfolio   $ ---------------     / / PA Municipal Portfolio                      $ --------------
/ / High Yield Portfolio                     $ ---------------     / / Mid Cap Value Portfolio                     $ --------------
                                                                   / / Domestic Fixed Income Portfolio             $ --------------













/4/
    TAXPAYER IDENTIFICATION NUMBER
    Part 1.
                          Social Security Number
                              --           --
                      -------    ---------    --------
                                    or
                      Employer Identification Number
                                 -
                            ----- --------------
    Part 2. BACKUP WITHHOLDING
    / / Check the box if the account is subject to
    Backup Withholding under the provisions of
    Section 3406(a)(1)(C) of the Internal Revenue Code.
-------------------------------------------------------------------------------
                            IMPORTANT TAX INFORMATION

You (as a payee) are required by law to provide us (as payer) with your current taxpayer identification number. Accounts that have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31% rate on ordinary income and capital gains distribution as well as redemptions. Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.

You may be notified that you are subject to backup withholding under section 3406(a)(1)(C) because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment. If you have been so notified, check the box in
PART 2 at left.
===============================================================================
MILLER ANDERSON & SHERRERD, LLP ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
SIDE ONE OF TWO

MAS LOGO
--------
MAS FUNDS

===============================================================================
/5/ TELEPHONE REDEMPTION OPTION

The Fund is hereby authorized to honor any telephone or telegraphic requests believed to be authentic for the following:
  (Check one or both)

  / / Mailing of Redemption proceeds to the name and address in Section I above / / Wire of Redemption proceeds to:

  --------------------------------------------------  ----------------------
   Name of Commercial Bank (Net Savings Bank)            Bank Account No.

  --------------------------------------------------------------------------
               Name(s) in which your Bank Account is Established

  --------------------------------------------------------------------------
                             Bank's Street Address

  --------------------------------------------  ----------------------------
   City           State         Zip                  Routing/ABA Number

===============================================================================
/6/ WIRING INSTRUCTIONS -- The instructions provided below may only be changed by written notification.

    Please check appropriate box(es):

    / / Wire redemption proceeds
    / / Wire distribution proceeds (please complete box /7/ below)

  --------------------------------------------------  ----------------------
   Name of Commercial Bank (Net Savings Bank)            Bank Account No.

  --------------------------------------------------------------------------
               Name(s) in which your Bank Account is Established

  --------------------------------------------------------------------------
                             Bank's Street Address

  --------------------------------------------  ----------------------------
   City           State         Zip                  Routing/ABA Number

===============================================================================
/7/ DISTRIBUTION OPTION -- Income dividends and capital gains distributions
    (if any) will be reinvested in additional shares if no box is checked below. The instructions provided below may only be changed by written notification.

   / / Income dividends and capital gains to be reinvested in additional shares.

   / / Income dividends and capital gains to be paid in cash.

   / / Income dividends in cash and capital gains distributions in additional shares.


  If cash option is chosen, please indicate instructions below:

   / / Mail distribution check to the name and address in which account is registered.

   / / Wire distribution to the same commercial bank indicated in Section 5 above.

   / / Wire distributions to:


  --------------------------------------------------  ----------------------
   Name of Commercial Bank (Net Savings Bank)            Bank Account No.

  --------------------------------------------------------------------------
               Name(s) in which your Bank Account is Established

  --------------------------------------------------------------------------
                             Bank's Street Address

  --------------------------------------------  ----------------------------
   City           State         Zip                  Routing/ABA Number

===============================================================================

/8/ WIRING INSTRUCTIONS

    For purchasing Shares by wire, please send a Fedwire payment to:


    The Chase Manhattan Bank
    1 Chase Manhattan Plaza
    New York, NY 10081
    ABA# 021000021
    DDA# 910-2-734143
    Attn: MAS Funds Subscription Account
    Ref. (Portfolio name, your Account number, your Account name)

===============================================================================
SIGNATURE(S) OF ALL HOLDERS AND TAXPAYER CERTIFICATION
The undersigned certify that I/we have full authority and legal capacity to purchase shares of the Fund and affirm that I/we have received a current Prospectus of the MAS Funds and agree to be bound by its terms. Under penalties of perjury I/we certify that the information provided in Section 4 above is true, correct and complete. The Internal Revenue Service does not require your consent to any provision of the document other than the certifications required to avoid backup withholding.



(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date


                This application is separate from the prospectus


--------------------------
  FOR INTERNAL USE ONLY

(X)
--------------------------
Signature             Date

--------------------------
O / / F / / OR  / / S / /
--------------------------
===============================================================================

MILLER
ANDERSON
& SHERRERD, LLP
         ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
                                                                SIDE TWO OF TWO

                                                     INVESTMENT CLASS PROSPECTUS



-------------------------------------
LOGO



                                January 31, 1997


 Investment Adviser and Administrator: Transfer Agent:



   Miller Anderson & Sherrerd, LLP     Chase Global Funds Services Company
   One Tower Bridge                    73 Tremont Street
   West Conshohocken,                  Boston, Massachusetts 02108-0913
   Pennsylvania 19428-2899

                           General Distribution Agent:

                           MAS Fund Distribution, Inc.
                           One Tower Bridge
                           P.O. Box 868
                           West Conshohocken,
                           Pennsylvania 19428-0868


-----------------------------------------------------------------------------
                                Table of Contents

                             Page                                      Page

Fund Expenses                  2            General Information
Prospectus Summary             4             Other Information          69
Financial Highlights           8             Purchase of Shares         56
Yield and Total Return        17             Redemption of Shares       57
Investment Suitability        18             Shareholder Services       58
Investment Limitations        19             Valuation of Shares        59
Portfolio Summaries           21             Dividends, Capital Gains
Equity Investments            21              Distributions
Fixed-Income Investments      26              and Taxes                 61
Prospectus Glossary:                        Investment Adviser          64
Strategies                    40            Portfolio Management        66
Investments                   45            Administrative Services     69
                                            General Distribution Agent  69
                                            Portfolio Transactions      69
                                            Trustees and Officers       70


MILLER
ANDERSON
& SHERRERD, LLP    ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------

-- MAS -------------------------------------------INVESTMENT CLASS PROSPECTUS--
---------
MAS FUNDS


                               January 31, 1997

Client Services: 1-800-354-8185   Prices and Investment Results: 1-800-522-1525


MAS Funds (the Fund) is a no-load mutual fund consisting of twenty-six portfolios, ten of which are described in this Prospectus. Each portfolio in this Prospectus operates as a separate diversified investment company. The investment objective of each portfolio is described with a summary of investment policies as referenced below. This Prospectus offers the Investment Class Shares of the Fund. The Fund also offers Adviser Class Shares and Institutional Class Shares.


Shares of the Cash Reserves Portfolio are neither insured nor guaranteed by the U.S. Government. The Portfolio seeks to maintain, but there can be no assurance that it will be able to maintain, a constant net asset value of $1.00 per share.


The High Yield Portfolio will invest primarily, and certain other portfolios of the Fund may invest to varying degrees, in high yield, high risk securities which are speculative with regard to payment of interest and return of principal (commonly referred to as junk bonds); therefore, investments in these portfolios may not be suitable for all investors. See High Yield Investing in the Glossary of Strategies for additional information regarding certain risks associated with investment in such securities.

                           PORTFOLIO PAGE REFERENCE


How to Use This             Cash Reserves         17   Prospectus Glossary:
Prospectus:         3       Fixed Income          18     Strategies       23
Portfolio Summaries:        High Yield            19     Investments      27
  Equity           15       Special Purpose Fixed      General Shareholder
  International             Income                20    Information:      37
  Equity           15       Balanced              21   Table of
  Mid Cap Value    16       Multi-Asset-Class     22   Contents:  Back Cover
  Value            16

This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1997 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.


        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
             THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                         ADEQUACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MILLER
ANDERSON
& SHERRERD, LLP    ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------

EXPENSE SUMMARY - INVESTMENT CLASS SHARES


The following tables illustrate the various expenses and fees that a shareholder for that portfolio will incur either directly or indirectly. The annual expenses and fees set forth below are estimated based upon the portfolios attaining certain average asset levels. The Adviser may from time to time waive fees or reimburse expenses thereby reducing total operating expenses.
                    Shareholder Transaction Expenses:
                    Sales Load Imposed on Purchases               None
                    Sales Load Imposed on Reinvested Dividends    None
                    Redemption Fees                               None
                    Exchange Fees                                 None


                    Annual Fund Operating Expenses:
                    (as a percentage of average net assets after fee
                    waivers)
                    12b-1 Fees                                    None
                    Shareholder Servicing Fee                     0.15%


                                   Investment                        Total
                                    Advisory          Other        Operating
          Portfolio                   Fees          Expenses        Expenses
 ----------------------------     ------------      ----------     -----------
Equity                               0.500%*          0.150%         0.800%
International Equity                 0.500            0.250          0.900
Mid Cap Value                        0.564*           0.386          1.100
Value                                0.500*           0.150          0.800
Cash Reserves                        0.155*           0.245          0.550
Fixed Income                         0.375            0.155          0.680
High Yield                           0.375*           0.175          0.700
Special Purpose Fixed Income         0.375*           0.155          0.680
Balanced                             0.450            0.200          0.800
Multi-Asset-Class                    0.570*,+         0.330          1.050

Where applicable as described in Financial Highlights, the Total Operating Expenses ratios reflected in the table above are higher than the ratio of expenses actually deducted from portfolio assets because of the effect of expense offset arrangements. The result of such arrangements is to offset expenses that otherwise would be deducted from portfolio assets.

* The Advisor has voluntarily agreed to waive Advisory Fees and/or reimburse certain other expenses to the extent necessary to keep the Total Operating Expenses of the Equity, Mid Cap Value, Value, Cash Reserves, High Yield, Special Purpose Fixed Income and Multi-Asset-Class Portfolios from exceeding 0.800%, 1.100%, 0.800%, 0.550%, 0.700%, 0.680% and 1.050%, respectively.

   Absent such fee waivers and/or reimbursements the Total Operating Expenses would be 0.900%, 1.286%, 0.870%, 0.645%, 0.755%, 0.775%, 1.130%, for the
   Equity, Mid Cap Value, Value, Cash Reserves, High Yield, Special Purpose Fixed Income and Multi-Asset-Class, respectively.

+ On November 21, 1996 shareholders of the Multi-Asset-Class Portfolio approved an increase in the Advisory Fee from 0.45% to 0.65% of average daily net assets. The Investment Advisory Fees and Total Operating Expenses have been adjusted to reflect this change.


-------------------------------------------------------------------------------
MAS Funds - 2         Terms in bold type are defined in the Prospectus Glossary

EXAMPLE

The purpose of this table is to assist in understanding the various expenses that a shareholder in a portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

          Portfolio              1 year      3 year      5 year      10 year
 ---------------------------    --------    --------     --------    ---------
Equity                            $ 8         $26          $44         $ 99
International Equity                9          29           50          111
Mid Cap Value                      11          35           61          134
Value                               8          26           44           99
Cash Reserves                       6          18           31           69
Fixed Income                        7          22           38           85
High Yield                          7          22           39           87
Special Purpose Fixed
  Income                            7          22           38           85
Balanced                            8          26           44           99
Multi-Asset-Class                  11          33           58          128


                          HOW TO USE THIS PROSPECTUS


A PROSPECTUS SUMMARY begins on page 4;

FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page 7;

GENERAL INFORMATION including INVESTMENT LIMITATIONS pertinent to all portfolios begins on page 13;

SUMMARY PAGES for each portfolio's Objective, Policies and Strategies begin on page 15;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 23;

GENERAL SHAREHOLDER INFORMATION begins on page 37.



-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 3

                              PROSPECTUS SUMMARY
EQUITY PORTFOLIOS

Equity - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Common Stocks of companies which are deemed by the Adviser to have earnings growth potential greater than the economy in general and greater than the expected rate of inflation.

International Equity - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Foreign Equities.

Mid Cap Value - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in Common Stocks with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index.

Value - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Common Stocks which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

FIXED-INCOME PORTFOLIOS

Cash Reserves - seeks to realize maximum current income, consistent with preservation of capital and liquidity, by investing in a diversified portfolio of money-market instruments, Cash Equivalents and other short-term securities having expected maturities of thirteen months or less. The portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.

Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, Corporates, Mortgage Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.

High Yield - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of High Yield Securities, Corporates and other Fixed-Income Securities (including bonds rated below investment grade) and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.

Special Purpose Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, Corporates, Mortgage Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives. The portfolio is structured to complement an investment in one or more of the Fund's Equity Portfolios for investors seeking a balanced investment. The portfolio's average weighted maturity will ordinarily exceed five years.

BALANCED INVESTING

Balanced Portfolio - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of Equity Securities, Fixed-Income Securities and Derivatives. When the Adviser judges the relative outlook for the equity and fixed-income markets to be neu-


-------------------------------------------------------------------------------
MAS Funds - 4         Terms in bold type are defined in the Prospectus Glossary
tral, the portfolio will be invested 60% in equity securities and 40% in fixed-income securities. The asset mix is actively managed by the Adviser, with equity securities ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.


Multi-Asset-Class Portfolio - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Equity Securities, Fixed-Income Securities and High Yield Securities of United States and foreign issuers and Derivatives. The asset mix is actively managed by the Adviser.


RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to each Portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:

o Each portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;

o Each portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;


o Fixed-Income Securities that may be acquired by the Portfolios will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of Fixed-Income Securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa;

o Investments in Common Stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Portfolio's net asset value.


o Securities purchased on a When-Issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;

o Each portfolio (except the Cash Reserves Portfolio) may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so;


o Each portfolio (except the Cash Reserves Portfolio) may invest in certain instruments such as Forwards, certain types of Futures & Options, certain types of Mortgage Securities and When-Issued Securities which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, a portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses;


o Investments in floating rate securities (Floaters) and inverse floating rate securities (Inverse Floaters) and mortgage-backed securities (Mortgage Securities), including principal-only and interest-only Stripped Mortgage-Backed Securities (SMBS), may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets);


o Investments in securities rated below investment grade, generally referred to as High Yield, high risk and/or junk bonds, carry a high degree of credit risk and are considered speculative by the major rating agencies; and,


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 5

o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. See Foreign Investing. The portfolios investing in foreign securities may also engage in foreign currency exchange transactions. See Forwards, Futures & Options, and Swaps.


HOW TO INVEST: Investment Class Shares of each portfolio are available to Shareholders with combined investments of $1,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Shares are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The Fund also offers Institutional and Adviser Class Shares which differ from the Investment Class Shares in expenses charged and purchase requirements. Further information relating to the other classes may be obtained by calling 800-354-8185.


HOW TO REDEEM: Shares of each portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price, except ordinarily in the case of the Cash Reserves Portfolio which seeks to maintain, but does not guarantee, a constant net asset value per share of $1.00. See Redemption of Shares and Shareholder Services.


THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser" or "MAS") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Group, Inc. and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of the date of this Prospectus had in excess of $40.9 billion in assets under management.


THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.


ADMINISTRATIVE SERVICES: The Adviser provides the Fund directly, or through third parties, with fund administration services. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, serves as Transfer Agent to the Fund. See Administrative Services.


-------------------------------------------------------------------------------
MAS Funds - 6         Terms in bold type are defined in the Prospectus Glossary

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30


Selected per share data and ratios for a share of each Portfolio outstanding throughout each period

   The following information should be read in conjunction with the Fund's financial statements which are included in the Annual Report to Shareholders incorporated
by reference in the Statement of Additional Information. The Fund's financial statements for the year ended September 30, 1996 have been examined by Price Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information.
 The Investment Class shares of the Cash Reserves, Fixed Income and Balanced Portfolios had not commenced operations as of September 30, 1996, therefore, Institutional Class share financial information is provided to investors for informational purposes only and should be referred to as an historical guide to a Portfolio's operations and expenses. Past performance does not indicate future results.

                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
 ----   ---------   ----------    -------------   ----------   -------------  --------------    -------------
Equity Portfolio (Commencement of Investment Class Operations 04/10/96)##

1996     $24.31       $0.22          $1.24          $1.46         ($ 0.11)          --               --


International Equity Portfolio (Commencement of Investment Class Operations 04/10/96)##

1996     $13.02       $0.09          $0.12          $0.21          --               --               --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio     Average
            Total        End of       Total       Period      to Average   to Average    Turnover   Commission
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate       Rate###
 ----   -------------   ---------    --------   -----------   ----------   ----------    ---------   ----------
Equity Portfolio (Commencement of Investment Class Operations 04/10/96)##

1996       ($ 0.11)      $25.66       6.02%        $113          0.75%*       1.83%*        67%       $0.0557


International Equity Portfolio (Commencement of Investment Class Operations 04/10/96)##

1996        --           $13.23       1.61%        $235          0.81%*       1.81%*        78%       $0.0093

 *  Annualized
**  Total return figures for partial years are not annualized.
##  For the period ended September 30, 1996, the Ratio of Expenses to
    Average Net Assets for the Equity and International Equity Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ for the Equity Portfolio and would be 0.77%* for the International Equity Portfolio.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate paid for trades on which commissions were charged.



-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 7

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

-----------------------------------------------------------------------------

                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
 ----   ---------   ----------    -------------   ----------   -------------  --------------    -------------
Mid Cap Value Portfolio (Commencement of Investment Class Operations 5/10/96)##

1996     $13.77       $0.04          $0.67          $0.71          --               --               --


Value Portfolio (Commencement of Investment Class Operations 5/6/96)##
1996     $14.97       $0.12          $0.59          $0.71         ($ 0.08)          --               --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio     Average
            Total        End of       Total       Period      to Average   to Average    Turnover   Commission
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate       Rate###
 ----   -------------   ---------    --------   -----------   ----------   ----------    ---------   ----------
Mid Cap Value Portfolio (Commencement of Investment Class Operations 5/10/96)##

1996        --           $14.48       5.16%       $  127         1.03%*       0.86%*++     377%       $0.0462


Value Portfolio (Commencement of Investment Class Operations 5/6/96)##
1996       ($ 0.08)      $15.60       4.78%       $9,244         0.76%*       2.05%*        53%       $0.0572


*    Annualized
**  Total return figures for partial years are not annualized.
++ The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary in order to keep the total annual operating expenses for the Mid Cap Value Portfolio from exceeding 1.10%. Voluntarily waived fees for the period ended September 30, 1996 were 0.08*.
## For the period ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the Mid Cap Value Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ. For the period ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the Value Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate paid for trades on which commissions were charged.


-------------------------------------------------------------------------------
MAS Funds - 8         Terms in bold type are defined in the Prospectus Glossary

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

-----------------------------------------------------------------------------


                                   Net Gains                     Dividend      Capital Gain
        Net Asset                  or Losses                   Distributions   Distributions
         Value-        Net       on Securities   Total from        (net        (realized net
        Beginning   Investment   (realized and   Investment     investment        capital           Other
        of Period     Income      unrealized)    Activities       income)         gains)        Distributions
 ----   ---------   ----------    -------------   ----------   -------------   -------------    -------------
Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)##
1996     $ 1.000      $ .052           --          $ .052        ($ .052)           --               --
1995       1.000        .055           --            .055          (.055)           --               --
1994       1.000        .034           --            .034          (.034)           --               --
1993       1.000        .028           --            .028          (.028)           --               --
1992       1.000        .038           --            .038          (.038)           --               --
1991       1.000        .064           --            .064          (.064)           --               --
1990       1.000        .007           --            .007          (.007)           --               --


Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)##, +++
1996     $11.82        $0.78         $ 0.08         $0.86         ($0.79)        ($ 0.06)            --
1995      10.93         0.80           0.69          1.49          (0.60)           --               --
1994      12.86         0.77          (1.28)        (0.51)         (0.82)          (0.47)          ($0.13)+
1993      12.67         0.88           0.75          1.63          (0.83)          (0.61)            --
1992      12.20         0.90           0.74          1.64          (1.02)          (0.15)            --
1991      10.94         0.94           1.25          2.19          (0.93)           --               --
1990      11.64         0.92          (0.49)         0.43          (1.03)          (0.10)            --
1989      11.40         0.90           0.11          1.01          (0.76)          (0.01)            --
1988      10.86         0.97           0.43          1.40          (0.86)           --               --
1987      11.95         0.93          (0.61)         0.32          (0.91)          (0.50)            --


                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio
            Total        End of       Total       Period      to Average   to Average    Turnover
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate
 ----   -------------   ---------    --------   -----------   ----------   ----------    ---------
Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)##
1996       ($ .052)      $ 1.000       5.35%    $   78,497       0.33%++      5.19%        N/A
1995         (.055)        1.000       5.57         44,624       0.33++       5.45         N/A
1994         (.034)        1.000       3.40         37,933       0.32++       3.70         N/A
1993         (.028)        1.000       2.81         10,717       0.32++       2.78         N/A
1992         (.038)        1.000       3.89         12,935       0.32++       3.95         N/A
1991         (.064)        1.000       6.63         24,163       0.32++       6.57         N/A
1990         (.007)        1.000       0.74         23,285       0.48*        8.31*        N/A

Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)##, +++
1996        ($0.85)       $11.83       7.63%    $1,790,146       0.48%        6.77%        162%
1995         (0.60)        11.82      14.19      1,487,409       0.49         7.28         140
1994         (1.42)        10.93      (4.43)     1,194,957       0.49         6.79         100
1993         (1.44)        12.86      14.26        909,738       0.47         7.06         144
1992         (1.17)        12.67      14.35        859,712       0.47         7.50         137
1991         (0.93)        12.20      21.12        831,547       0.47         8.25         143
1990         (1.13)        10.94       3.79        666,736       0.46         8.43         209
1989         (0.77)        11.64       9.25        559,995       0.47         8.36         100
1988         (0.86)        11.40      13.43        405,385       0.49         8.91         168
1987         (1.41)        10.86       2.55        290,824       0.52         8.54         202


*   Annualized
**  Total return figures for partial years are not annualized.
+   Represents distributions in excess of realized net gain.
++ The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Cash Reserves Portfolio from exceeding 0.32%. Voluntarily waived fees and reimbursed expenses totalled 0.08%, 0.24%, 0.14%, 0.11% and 0.09% for the years 1992, 1993, 1994, 1995 and 1996, respectively.
## For the years ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Cash Reserves and Fixed Income Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.32% and 0.48%, respectively.
+++ Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 9

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

-----------------------------------------------------------------------------

                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
 ----   ---------   ----------    -------------   ----------   -------------  --------------    -------------
High Yield Portfolio (Commencement of Investment Class Operations 5/21/96)#, ##
1996     $ 9.06       $0.31          $0.16          $0.47          ($0.22)          --               --


Special Purpose Fixed Income Portfolio (Commencement of Investment Class Operations 4/10/96)##
1996     $11.89       $0.27          $0.23          $0.50          ($0.15)          --               --


                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio
            Total        End of       Total       Period      to Average   to Average    Turnover
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate
 ----   -------------   ---------    --------   -----------   ----------   ----------    ---------
High Yield Portfolio (Commencement of Investment Class Operations 5/21/96)#, ##
1996        ($0.22)      $ 9.31       5.34%       $5,139         0.62%*      11.06%*       115%


Special Purpose Fixed Income Portfolio (Commencement of Investment Class Operations 4/10/96)##
1996        ($0.15)      $12.24       4.25%       $  782         0.63%*       6.32%*       151%


*  Annualized
** Total return figures for partial years are not annualized.
#  Formerly High Yield Securities Portfolio (through December 23, 1994).
## For the period ended September 30, 1996, the Ratio of Expenses to Average
   Net Assets for the High Yield and Special Purpose Fixed Income Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.61% for the High Yield Portfolio and would not significantly differ for the Special Purpose Fixed Income Portfolio.


-------------------------------------------------------------------------------
MAS Funds - 10        Terms in bold type are defined in the Prospectus Glossary

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

-----------------------------------------------------------------------------

                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
 ----   ---------   ----------    -------------   ----------   -------------  --------------    -------------

Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)##, +++
1996     $13.06       $0.53          $ 1.15         $1.68         ($ 0.50)        ($ 0.43)           --
1995      11.28        0.54            1.78          2.32          (0.47)          (0.07)            --
1994      11.84        0.47           (0.45)         0.02          (0.43)          (0.15)            --
1993      11.06        0.25            0.66          0.91          (0.13)           --               --

Multi-Asset-Class Portfolio (Commencement of Investment Class Operations 6/10/96)#, ##
1996     $12.17       $0.13          $ 0.08         $0.21         ($ 0.11)         --                --


                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio     Average
            Total        End of       Total       Period      to Average   to Average    Turnover   Commission
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate       Rate###
 ----   -------------   ---------    --------   -----------   ----------   ----------    ---------   ----------
Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)##, +++
1996       ($ 0.93)      $13.81       13.47%     $300,868        0.57%        3.85%         110%      $0.0521
1995        (0.54)        13.06       21.37       334,630        0.58         4.55           95
1994        (0.58)        11.28        0.19       309,596        0.58         4.06           75
1993        (0.13)        11.84        8.31       291,762        0.58*        3.99*          62

Multi-Asset-Class Portfolio (Commencement of Investment Class Operations 6/10/96)#, ##
1996       ($ 0.11)      $12.27        1.75%     $  3,074        0.73%*++     3.68%*       122%       $0.0225


*    Annualized
**   Total return figures for partial years are not annualized.
++ The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Multi-Asset-Class Portfolio from exceeding 1.05%.
#    Formerly known as Global Balanced Portfolio (through December 23, 1994).
## For the periods ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Balanced Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.57%. For the period ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the Multi-Asset-Class Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Net Assets would not significantly differ.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate paid for trades on which commissions were charged.
 +++ Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993.



-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 11

YIELD AND TOTAL RETURN:

From time to time each portfolio of the Fund advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations). When considering average total return figures for periods longer than one year, it is important to note that a portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

In addition to average annual total return, a portfolio may also quote an aggregate total return for various periods representing the cumulative change in value of an investment in a portfolio for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g., income dividends or returns for specific types of securities such as industry or country types).

The yield of a portfolio (other than the Cash Reserves Portfolio) is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during the 30-day period stated in the advertisement by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the portfolio's reports to shareholders. A portfolio may also advertise or quote a yield which is gross of expenses.

From time to time the Cash Reserves Portfolio may advertise or quote its yield and effective yield. The yield of the Cash Reserves Portfolio refers to the income generated by an investment in the portfolio over a stated seven day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the income earned over the seven day period by an investment in the portfolio is assumed to be reinvested when the return is annualized. The "effective yield" will be higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of a portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.

The performance of Institutional Class Shares, Investment Class Shares and Adviser Class Shares differ because of any class specific expenses paid by each class and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.


-------------------------------------------------------------------------------
MAS Funds - 12        Terms in bold type are defined in the Prospectus Glossary

GENERAL INFORMATION:

The following information relates to each portfolio of the Fund and should be read in conjunction with the specific information about each portfolio.

Objectives: Each portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by a portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. Fixed-Income Portfolios will seek to produce total return by actively trading portfolio securities. The objective of each portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of each portfolio. The achievement of any portfolio's objective cannot be assured.

Suitability: The Fund's portfolios are designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and are not meant to provide a vehicle for playing short-term swings in the market. The Fund's portfolios are designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions for all portfolios will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains, and dividend income under the Internal Revenue Code.

Securities Lending: Each portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, a portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.

Illiquid Securities/Restricted Securities: Each of the portfolios may invest up to 15% of its net assets (except the Cash Reserves Portfolio, which may invest up to 10% of its net assets) in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.


Turnover: The Adviser manages the portfolios generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.

With respect to the Fixed Income Portfolios and the fixed-income portion of the Balanced and Multi-Asset-Class Portfolios, the annual turnover rate will ordinarily exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities.

Portfolio turnover rates for certain portfolios are as follows: Mid Cap Value
- 377%, Fixed Income - 162%, High Yield - 115%, Special Purpose Fixed Income
- 151%, Balanced - 110% and Multi-Asset-Class - 122%.


High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a portfolio. Trading in Fixed-Income Securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 13

Cash Equivalents/Temporary Defensive Investing: Although each portfolio intends to remain substantially fully invested, a small percentage of a portfolio's assets are generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of each portfolio. In addition, any portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in cash equivalents or the Fixed-Income Securities listed for that portfolio without limit. In addition, the Adviser may, for temporary defensive purposes, increase or decrease the average weighted maturity or duration of any Fixed-Income portfolio without regard to that portfolio's usual average weighted maturity.


Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in a portfolio's specific investment policies or as detailed in Investment Limitations, a portfolio will not concentrate investments in any one industry.


Investment Limitations: Each portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

(a) with respect to 75% of its assets, a portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


(b) with respect to 75% of its assets, a Portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer.

(c) a portfolio will not acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however, that (1) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) the Cash Reserves Portfolio may invest without limitation in certificates of deposit or bankers' acceptances of domestic banks; (3) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (4) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (5) asset-backed securities will be classified according to the underlying assets securing such securities;

(d) a portfolio will not make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into Repurchase Agreements, (ii) by lending its portfolio securities and (iii) by lending portfolio assets to other portfolios of the Fund, so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended or the Rules and Regulations, or interpretations or orders of the Securities and Exchange Commission thereunder;

(e) a portfolio will not borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(f) a portfolio may pledge, mortgage or hypothecate assets in an amount up to 50% of its total assets, provided that each portfolio may also segregate assets without limit in order to comply with the requirements of Section 18(f) of the Investment Company Act of 1940, as amended, and applicable interpretations thereof published from time to time by the Securities and Exchange Commission and its staff.

(g) a portfolio will not invest its assets in securities of any Investment Company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Limitations (a), (b), (c), (d) and (e), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of each portfolio. The other investment limitations described here and in the Statement of Additional Information are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.



-------------------------------------------------------------------------------
MAS Funds - 14        Terms in bold type are defined in the Prospectus Glossary

Equity Portfolio

Objective:             To achieve above-average total return over a market cycle
                       of three to five years, consistent with reasonable risk, by investing primarily in dividend-paying common stocks of companies which are deemed by the Adviser to demonstrate long-term earnings growth that is greater than the economy in general and greater than the expected rate of inflation.

Approach:              The Adviser evaluates both short-term and long-term
                       economic trends and their impact on corporate profits and the relative value offered by different sectors and securities within the equity markets. Individual securities are selected based on fundamental business and financial factors (such as earnings growth, financial position, price volatility, and dividend payment records) and the measurement of those factors relative to the current market price of the security.

Policies:              Generally at least 65% invested in Equity Securities Up
                       to 5% invested in Foreign Equities (excluding ADRs)
                       Derivatives may be used to pursue portfolio strategy

Capitalization Range:  Generally greater than $1 billion

 Allowable         ADRs                  Corporates             Futures & Options          Swaps
Investments:       Agencies              Foreign Bonds          Investment Companies       U.S. Governments
                   Cash Equivalents      Foreign Currency       Preferred Stock            Warrants
                   Common Stock          Foreign Equities       Repurchase Agreements      When Issued
                   Convertibles          Forwards               Rights                     Zero Coupons

Comparative Index:    S&P 500 Index

Strategies:           Core Equity Investing

-------------------------------------------------------------------------------

International Equity Portfolio

Objective:             To achieve above-average total return over a market cycle
                       of three to five years, consistent with reasonable risk, by investing in common stocks of companies based outside of the United States.

Approach:              The Adviser evaluates both short-term and long-term
                       international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

Policies:              Generally at least 65% invested in Foreign Equities of
                       issuers in at least 3 countries other than the U.S.

                       Derivatives may be used to pursue portfolio strategy

 Allowable         ADRs                  Eastern European Issuers       Investment Companies       Structured Notes
Investments:       Agencies              Emerging Markets Issuers       Investment Funds           Swaps
                   Brady Bonds           Foreign Bonds                  Loan Participations        U.S. Governments
                   Cash Equivalents      Foreign Currency               Preferred Stock            Warrants
                   Common Stock          Foreign Equities               Repurchase Agreements      When Issued
                   Convertibles          Forwards                       Rights                     Zero Coupons
                   Corporates            Futures & Options              Structured Investments

Comparative Index:     MSCI World Ex-U.S. Index

Strategies:            International Equity Investing
                       Emerging Markets Investing
                       Foreign Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 15

Mid Cap Value Portfolio

Objective:             To achieve above-average total return over a market cycle
                       of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations in the range of the companies represented in the S&P
                       MidCap 400 Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The Portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400
                       Index.

Approach:              The Adviser selects common stocks which are deemed to be
                       undervalued at the time of purchase, based on proprietary measures of value. The Portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index.

Policies:              Generally at least 65% invested in Equity Securities of
                       mid-cap companies deemed to be undervalued
                       Up to 5% invested in Foreign Equities (excluding ADRs)
                       Derivatives may be used to pursue portfolio strategy


Capitalization Range:  Generally matching the S&P MidCap 400 Index (currently
                       $500 million to $6 billion)


 Allowable         ADRs                   Corporates              Futures & Options          Swaps
Investments:       Agencies               Foreign Bonds           Investment Companies       U.S. Governments
                   Cash Equivalents       Foreign Currency        Preferred Stock            Warrants
                   Common Stock           Foreign Equities        Repurchase Agreements      When Issued
                   Convertibles           Forwards                Rights                     Zero Coupons


Comparative Index:     S&P MidCap 400 Index

Strategies:            Value Stock Investing


-------------------------------------------------------------------------------

Value Portfolio

Objective:             To achieve above-average total return over a market cycle
                       of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations usually greater than $300 million which are deemed by the Adviser to be relatively undervalued, based on various measures such as price/earnings ratios and price/book ratios. While capital return will be emphasized somewhat more than income return, the Portfolio's total return will consist of both capital and income returns. It is expected that income return will be higher than that of the Equity Portfolio because stocks which are deemed to be undervalued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks which are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios.

Approach:              The Adviser selects common stocks which are deemed to be
                       undervalued relative to the stock market in general as measured by the Standard & Poor's 500 Index, based on the value measures such as price/earnings ratios and price/book ratios, as well as fundamental research.

Policies:              Generally at least 65% invested in Equity Securities
                       deemed to be undervalued Up to 5% invested in Foreign
                       Equities (excluding ADRs)
                       Derivatives may be used to pursue portfolio strategy

Capitalization Range:  Generally greater than $300 million

 Allowable         ADRs                   Corporates              Futures & Options          Swaps
Investments:       Agencies               Foreign Bonds           Investment Companies       U.S. Governments
                   Cash Equivalents       Foreign Currency        Preferred Stock            Warrants
                   Common Stock           Foreign Equities        Repurchase Agreements      When Issued
                   Convertibles           Forwards                Rights                     Zero Coupons


Comparative Index:     S&P 500 Index

Strategy:              Value Stock Investing


-------------------------------------------------------------------------------
MAS Funds - 16        Terms in bold type are defined in the Prospectus Glossary

Cash Reserves Portfolio

Objective:             To realize maximum current income, consistent with the
                       preservation of capital and liquidity, by investing in money market instruments and other short-term securities having expected maturities of thirteen months or less.
                       The Portfolio's average weighted maturity will not exceed
                       90 days. The securities in which the Portfolio will invest may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. The Portfolio is designed to provide maximum principal stability for investors seeking to invest funds for the short term, or, for investors seeking to combine a long-term investment program in other portfolios of the Fund with an investment in money market instruments. The Portfolio seeks to maintain, but there can be no assurance that it will be able to maintain, a constant net asset value of $1.00 per share.

Approach:              The Adviser selects a diversified portfolio of money
                       market securities of government and corporate issuers, any of which may be variable or floating rate, and which have remaining maturities of thirteen months or less from the date of purchase. For the purpose of determining remaining maturity on Floaters, demand features and interest reset dates will be taken into consideration.

Policies:              The Portfolio seeks to maintain, but there can be no
                       assurance that it will be able to maintain, a constant net asset value of $1.00 per share.

Quality Specifications:100% of Commercial Paper Rated in Top Tier

Maturity and Duration: Dollar weighted average maturity less than 90 days
                       Individual maturities 13 months or less

Allowable Investments: Agencies          Corporates   Investment Companies     U.S. Governments
                       Asset-Backeds     Floaters     Repurchase Agreements    Zero Coupons
                       Cash Equivalents

Comparative Index:     Lipper Money Market Index

Strategy:              Money Market Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 17

Fixed Income Portfolio

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S.
                        Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities. The Portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:               The Adviser actively manages the maturity and duration
                        structure of the Portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income
                        Securities in all market sectors.

Policies:               Generally at least 65% invested in Fixed-Income
                        Securities May invest greater than 50% in Mortgage
                        Securities
                        Derivatives may be used to pursue portfolio  strategy

Quality Specifications: 80% Investment Grade Securities
                        Up to 20% High Yield

Maturity and Duration:  Average weighted maturity generally greater than 5 years

 Allowable         Agencies              Floaters                Investment Companies       SMBS
Investments:       Asset-Backeds         Foreign Bonds           Loan Participations        Structured Notes
                   Brady Bonds           Foreign Currency        Mortgage Securities        Swaps
                   Cash Equivalents      Forwards                Municipals                 U.S. Governments
                   CMOs                  Futures & Options       Preferred Stock            When Issued
                   Convertibles          High Yield              Repurchase Agreements      Zero Coupons
                   Corporates            Inverse Floaters


Comparative Index:      Salomon Broad Investment Grade
                        Lehman Brothers Aggregate

Strategies:             Maturity and Duration Management
                        Value Investing
                        Mortgage Investing
                        High Yield Investing
                        Foreign Fixed Income Investing
                        Foreign Investing


-------------------------------------------------------------------------------
MAS Funds - 18        Terms in bold type are defined in the Prospectus Glossary

High Yield Portfolio

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in high yielding corporate fixed-income securities (including bonds rated below investment grade, commonly referred to as junk bonds).
                        The Portfolio may also invest in U.S. Government securities, mortgage-backed securities, investment grade corporate bonds and in short-term fixed-income securities, such as certificates of deposit, treasury bills, and commercial paper. The Portfolio expects to achieve its objective by earning a high rate of current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The
                        Portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:               The Adviser uses equity and fixed-income valuation
                        techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected, and monitored, by fixed- income portfolio managers who specialize in corporate bonds and use in-depth financial analysis to uncover opportunities in undervalued issues.

Policies:               Generally at least 65% invested in High Yield securities
                        (including bonds rated below investment grade, commonly referred to as junk bonds)
                        Derivatives may be used to pursue portfolio strategy

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years

 Allowable         Agencies                     Emerging Markets Issuers       High Yield                Repurchase Agreements
Investments:       Asset-Backeds                Floaters                       Inverse Floaters          SMBS
                   Brady Bonds                  Foreign Bonds                  Investment Companies      Structured Notes
                   Cash Equivalents             Foreign Currency               Loan Participations       Swaps
                   CMOs                         Foreign Equities               Mortgage Securities       U.S. Governments
                   Convertibles                 Forwards                       Municipals                When Issued
                   Corporates                   Futures & Options              Preferred Stock           Zero Coupons
                   Eastern European Issuers

Comparative Index:      Salomon High Yield Market Index

Strategies:             High Yield Investing
                        Maturity and Duration Management
                        Value Investing
                        Mortgage Investing
                        Foreign Fixed Income Investing
                        Foreign Investing
                        Emerging Markets Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 19

Special Purpose Fixed Income Portfolio

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S.
                        Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities, mortgage-backed securities and other fixed-income securities. The portfolio is structured to complement an investment in one or more of the Fund's equity portfolios for investors seeking a balanced investment.

Approach:               The Adviser actively manages the maturity and duration
                        structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income
                        Securities in all market sectors. Both duration/maturity strategy and sector allocation are determined based on the presumption that investors are combining an investment in the portfolio with an equity investment.

Policies:               Generally at least 65% invested in Fixed-Income
                        Securities
                        May invest greater than 50% in Mortgage Securities
                        Derivatives may be used to pursue portfolio strategy

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years

 Allowable         Agencies               Floaters                 Investment Companies        SMBS
Investments:       Asset-Backeds          Foreign Bonds            Loan Participations         Structured Notes
                   Brady Bonds            Foreign Currency         Mortgage Securities         Swaps
                   Cash Equivalents       Forwards                 Municipals                  U.S. Governments
                   CMOs                   Futures & Options        Preferred Stock             When Issued
                   Convertibles           High Yield               Repurchase Agreements       Zero Coupons
                   Corporates             Inverse Floaters


Comparative Index:     Salomon Broad Investment Grade
                       Lehman Brothers Aggregate

Strategies:            Maturity and Duration Management
                       Value Investing
                       Mortgage Investing
                       High Yield Investing
                       Foreign Fixed Income Investing
                       Foreign Investing


-------------------------------------------------------------------------------
MAS Funds - 20        Terms in bold type are defined in the Prospectus Glossary

Balanced Portfolio

Objective:              To achieve above average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities. When the Adviser judges the relative outlook for the equity and fixed-income markets to be neutral the portfolio will be invested 60% in common stocks and 40% in fixed-income securities. The asset mix may be changed, however, with common stocks ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

Approach:               The Adviser determines investment strategies for the
                        equity and fixed-income portions of the portfolio separately and then determines the mix of those strategies expected to maximize the return available from both the stock and bond markets. Strategic judgments on the equity/fixed-income asset mix are based on valuation disciplines and tools for analysis developed by the Adviser over its twenty-five year history of managing balanced accounts.

Policies:               Generally 45% to 75% invested in Equity Securities
                        Up to 25% invested in Foreign Bonds and/or Foreign
                        Equities (excluding ADRs)
                        Up to 10% invested in Brady Bonds
                        At least 25% invested in senior Fixed-Income Securities
                        Derivatives may be used to pursue portfolio strategy

Equity Capitalization:  Generally greater than $1 billion

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years

 Allowable Investments:      ADRs                  Eastern European Issuers       Inverse Floaters           Rights
                             Agencies              Floaters                       Investment Companies       SMBS
                             Asset-Backeds         Foreign Bonds                  Investment Funds           Structured Notes
                             Brady Bonds           Foreign Currency               Loan Participations        Swaps
                             Cash Equivalents      Foreign Equities               Mortgage Securities        U.S. Governments
                             CMOs                  Forwards                       Municipals                 Warrants
                             Common Stock          Futures & Options              Preferred Stock            When Issued
                             Convertibles          High Yield                     Repurchase Agreements      Zero Coupons
                             Corporates

Comparative Index:      A weighted blend of quarterly returns compiled by the
                        Adviser using:
                        60% S&P 500 Index
                        40% Salomon Broad Investment Grade Index

Strategies:             Asset Allocation Management
                        Core Equity Investing
                        Fixed Income Management and Asset Allocation
                        Maturity and Duration Management
                        Value Investing
                        Mortgage Investing
                        High Yield Investing
                        Foreign Fixed Income Investing
                        Foreign Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 21

Multi-Asset-Class Portfolio

Objective:              To achieve above average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities of United States and Foreign issuers.

Approach:               The Adviser determines the mix of investments in
                        domestic and foreign equity and fixed-income and high yield securities expected to maximize available total return. Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets.

Policies:               Generally at least 65% invested in issuers located
                        in at least 3 countries, including the U.S.
                        Derivatives may be used to pursue portfolio strategy
Domestic Equity
Capitalization:         Generally greater than $1 billion

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years

 Allowable         ADRs                  Eastern European Issuers       Inverse Floaters           SMBS
Investments:       Agencies              Emerging Markets Issuers       Investment Companies       Structured Investments
                   Asset-Backeds         Floaters                       Investment Funds           Structured Notes
                   Brady Bonds           Foreign Bonds                  Loan Participations        Swaps
                   Cash Equivalents      Foreign Currency               Mortgage Securities        U.S. Governments
                   CMOs                  Foreign Equities               Municipals                 Warrants
                   Common Stock          Forwards                       Preferred Stock            When Issued
                   Convertibles          Futures & Options              Repurchase Agreements      Zero Coupons
                   Corporates            High Yield                     Rights

Comparative Index:      A weighted blend of quarterly returns compiled by the
                        Adviser using:
                        50% S&P 500 Index
                        14% EAFE-GDP Weighted Index
                        24% Salomon Broad Investment Grade Index
                        6% Salomon World Government Bond Index Ex U.S.
                        6% Salomon High Yield Market Index

Strategies:             Asset Allocation Management
                        Fixed Income Management and Asset Allocation
                        Maturity and Duration Management
                        Value Investing
                        Foreign Fixed Income Investing
                        Core Equity Management
                        International Equity Investing
                        Emerging Markets Investing
                        High Yield Investing
                        Foreign Investing
                        Mortgage Investing



-------------------------------------------------------------------------------
MAS Funds - 22        Terms in bold type are defined in the Prospectus Glossary

                             PROSPECTUS GLOSSARY
           CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS

STRATEGIES

   Asset Allocation Management: The Adviser's approach to asset allocation management is to determine investment strategies for each asset class in a portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's twenty-five year history of managing balanced accounts.

   Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed- income, and international investment professionals manage the investments in each asset class.

   Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on MAS's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

   Emerging Markets Investing: The Adviser's approach to emerging markets investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

   As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

   Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).


   Fixed Income Management and Asset Allocation: Within the Balanced and Multi-Asset-Class Portfolios, the Adviser selects fixed-income securities not only on the basis of judgments regarding Maturity and Duration Management and Value Investing, but also on the basis of the value offered by various segments of the fixed-income securities market relative to Cash Equivalents and Equity Securities. In this context, the Adviser may find that certain segments of the fixed-income securities market offer more or less attractive relative value when compared to Equity Securities than when compared to other Fixed-Income Securities.


   For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed-income securities, but overvalued compared to long duration fixed-income securities. Consequently, while a portfolio investing only in fixed-income securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 23

   Foreign Fixed Income Investing: The Adviser invests in Foreign Bonds and other Fixed-Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency Futures & Options, Forwards and Swaps may be used to hedge the currency risk.

   Foreign Investing: Investors should recognize that investing in Foreign Bonds and Foreign Equities involves certain special considerations which are not typically associated with investing in domestic securities.


   As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign Bonds and Foreign Equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

   Since Foreign Bonds and Foreign Equities may be denominated in foreign currencies, and since a portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.


   Although a portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a portfolio receives from the companies comprising the portfolio's investments.

   High Yield Investing: Involves investing in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

   To the extent a portfolio invests in high yield securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

   The market for high yield securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a portfolio may find it difficult to value its securities accurately. A portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.


-------------------------------------------------------------------------------
MAS Funds - 24        Terms in bold type are defined in the Prospectus Glossary

   High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.


   Certain types of high yield bonds are non-income paying securities. For example, zero coupon bonds pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the portfolio does not receive periodic cash flow from these investments.


   The following table provides a summary of ratings assigned to all U.S. and foreign debt holdings of those portfolios with more than 5% invested in High Yield securities for the fiscal year ended September 30, 1996. (not including money market instruments). These figures are dollar-weighted averages of month-end portfolio holdings and do not necessarily indicate a portfolio's current or future debt holdings. Portfolios whose debt holdings total less than 100% also invest in Equity Securities.


       High Yield Portfolio                       Fixed Income Portfolio
QUALITY                                    QUALITY
   TSY, AGY, AAA             5.28%            TSY, AGY, AAA            71.29%
   AA                        0.00%            AA                        7.83%
   A                         0.00%            A                         5.83%
   BAA                       3.97%            BAA                       4.62%
   BA                       30.28%            BA                        5.66%
   B                        47.43%            B                         2.84%
   CAA                       5.91%            CAA                       0.00%
   CA OR BELOW               0.00%            CA OR BELOW               0.00%
   Not Available             7.13%            Not Available             1.93%
TOTAL                      100.00%         TOTAL                      100.00%

Special Purpose Fixed Income
          Portfolio                            Multi-Asset-Class Portfolio
QUALITY                                    QUALITY
   TSY, AGY, AAA            66.33%            TSY, AGY, AAA            26.63%
   AA                       10.95%            AA                        1.73%
   A                         6.96%            A                         1.16%
   BAA                       4.52%            BAA                       1.19%
   BA                        5.62%            BA                        3.43%
   B                         3.20%            B                         4.61%
   CAA                       0.00%            CAA                       0.42%
   CA OR BELOW               0.00%            CA OR BELOW               0.00%
   Not Available             2.42%            Not Available             1.10%
TOTAL                      100.00%         TOTAL                       40.27%




International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 25

MAS considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a portfolio may also invest in regulated Investment Companies or Investment Funds which invest in such countries to the extent allowed by applicable law.

Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in Fixed-Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of the Adviser's fixed-income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed-income securities. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed- income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Money Market Investing: A money market fund like the Cash Reserves Portfolio invests in securities which present minimal credit risk and may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. A money market portfolio is designed to provide maximum principal stability for investors seeking to invest funds for the short-term, or, for investors seeking to combine a long-term investment program in other portfolios of the Fund with an investment in money market instruments. However, because the Cash Reserves Portfolio invests in the money market obligations of private financial and non-financial corporations in addition to those of the U.S. Government or


-------------------------------------------------------------------------------
MAS Funds - 26        Terms in bold type are defined in the Prospectus Glossary
its agencies and instrumentalities, it offers higher credit risk and yield potential relative to money market funds which invest exclusively in U.S. Government securities. The Cash Reserves Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.

Mortgage Investing: At times it is anticipated that greater than 50% of a fixed-income portfolio's assets may be invested in mortgage-related securities. These include mortgage-backed securities, which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), other government agencies, and private issuers. It is expected that a portfolio's primary emphasis will be on mortgage-backed securities issued by the various Government-related organizations. However, a portfolio may invest, without limit, in mortgage-backed securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing, whereby MAS seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See Maturity and Duration Management for a description of the other key component of MAS's fixed-income investment strategy.

Value Stock Investing: Emphasizes Common Stocks which are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend paying common stocks. However, non-dividend paying stocks may also be selected for their value characteristics.

INVESTMENTS

Each Portfolio may invest in the securities defined below in accordance with their listing of Allowable Investments and any quality or policy constraints.

ADRs--American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders.


Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.


Asset-Backeds: are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.

Possible Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 27
is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Brady Bonds: are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information. Portfolios will only invest in Brady Bonds consistent with quality specifications.

Cash Equivalents: are short-term fixed-income instruments comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.

Portfolios will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio.


(2) Each portfolio (except Cash Reserves) may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch). The Cash Reserves Portfolio invests only in commercial paper rated in the highest category;


(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;


(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others;



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MAS Funds - 28        Terms in bold type are defined in the Prospectus Glossary

(6) Repurchase agreements collateralized by securities listed above; and

(7) Investments by the Cash Reserve Portfolio in Cash Equivalents are limited by the quality, maturity and diversification requirements adopted under Rule 2a-7 of the 1940 Act.


CMOs--Collateralized Mortgage Obligations: are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.


Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.


Common Stocks: are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: are convertible bonds or shares of convertible Preferred Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.


Corporates--Corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A portfolio will buy Corporates subject to any quality constraints. If a security held by a portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.

Depositary Receipts: include both Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") and are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary Receipts may be sponsored or unsponsored. The depositary of unsponsored Depositary Receipts may provide less information to receipt holders.


Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. All of the portfolios of MAS Funds, except the

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 29

Cash Reserves Portfolio, may enter into over-the-counter Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding CMOs, Forwards, Futures and Options, and SMBS) with counterparties approved by MAS in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, CMOs, Forwards, Futures and Options, SMBS, Structured Investments, Structured Notes and Swaps. See each individual Portfolio's listing of Allowable Investments to determine which of these the Portfolio may hold.


Eastern European Issuers: The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes during the 1940's, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.


Emerging Markets Issuers: An emerging market security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. Investing in emerging markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.


Equity Securities: Commonly include but are not limited to Common Stock, Preferred Stock, ADRs, Rights, Warrants, Convertibles, and Foreign Equities. See each individual portfolio listing of Allowable Investments to determine which of the above the portfolio can hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type.

Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, High Yield, Mortgage Securities, SMBS, CMOs, Asset-Backeds, Convertibles, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. See each individual portfolio listing of Allowable Investments to determine which securities a portfolio may hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type of security.


Floaters--Floating and Variable Rate Obligations: are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under Foreign Investing.

Foreign Bonds: are Fixed-Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign Mortgage Securities and various other mortgage and asset-backed securities.


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MAS Funds - 30        Terms in bold type are defined in the Prospectus Glossary

Foreign Currency: Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These portfolios may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards).


Foreign Equities: are Common Stock, Preferred Stock, Rights and Warrants of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Foreign Equities also include Depositary Receipts. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies (see Foreign Investing).

Forwards--Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the portfolios may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.


A portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.


There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a portfolio's obligation under the forward contract. On the date of maturity, a portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross-hedges, or a synthetic position, there is an additional risk in that those transactions create residual foreign currency exposure. When a portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge, or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.


Futures & Options--Futures Contracts, Options on Futures Contracts and
Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 31

A portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

Possible Risks: The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by a portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by a portfolio; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are
(i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

High Yield: High yield securities are generally considered to be corporate bonds, preferred stocks, and convertible securities rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative-grade debt obligations:
    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.
    Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." C The rating C is reserved for income bonds on which "no interest is being paid." D - Debt rated D is in "default", and "payment of interest and/or repayment of principal is in arrears."

While these securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.

The risks posed by securities issued under such circumstances are substantial. If a security held by a portfolio is down-graded, the portfolio may retain the security.

Inverse Floaters--Inverse Floating Rate Obligations: are Fixed-Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any


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MAS Funds - 32        Terms in bold type are defined in the Prospectus Glossary
rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: The portfolios are permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended, generally prohibits the portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolios may not purchase shares of any affiliated investment company except as permitted by SEC Rule or Order.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these investment funds are subject to applicable law as discussed under Investment Restrictions and will invest in such investment funds only where appropriate given that the portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in Investment Companies.


Investment Grade Securities: are those rated by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's) or Fitch Investors Service, Inc. (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality. The Adviser may retain securities if their ratings falls below investment grade if it deems retention of the security to be in the best interests of the portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.


Loan Participations: are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing portfolio to supply additional cash to the borrower on demand. Loan participations involving Emerging Market Issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such loan participations present additional risks of default or loss.

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 33

Mortgage Securities--Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various Governmental, Government-related and private organizations. Portfolios may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of investment grade quality.


There are two methods of trading mortgage-backed securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis.


A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupon Treasury Bonds), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on mortgage securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Municipals--Municipal Securities: are debt obligations issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipal securities include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.


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MAS Funds - 34        Terms in bold type are defined in the Prospectus Glossary

General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the portfolio) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. The portfolios eligible to purchase municipal bonds may also purchase AMT bonds. AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.


Repurchase Agreements: are transactions by which a portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.

Pursuant to an order issued by the Securities and Exchange Commission, the Fund's portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each portfolio's participation in the income from jointly purchased repurchase agreements will be based on that portfolio's percentage share in the total repurchase agreement.

Rights: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.


SMBS--Stripped Mortgage-Backed Securities: are Derivatives in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.


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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 35

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a portfolio's limitations on investment in illiquid securities.


Structured Investments: are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more Swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A portfolio will purchase Structured Investments in trusts that engage in such Swaps only where the counterparties are approved by MAS in accordance with credit-risk guidelines established by the Board of Trustees.


Structured Notes: are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.


Swaps--Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two returns. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Trustees.

Possible Risks: Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a portfolio's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.



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MAS Funds - 36        Terms in bold type are defined in the Prospectus Glossary

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolios would be less favorable than it would have been if this investment technique were not used.

U.S. Governments--U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.

Warrants: are options issued by a corporation which give the holder the option to purchase stock.


When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by a portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although a portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. A portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.


Zero Coupons--Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

GENERAL SHAREHOLDER INFORMATION

                              PURCHASE OF SHARES


Investment Class Shares are available to Shareholders with combined investments of $1,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others.


Investment Class Shares of each portfolio except for the Cash Reserves Portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. Such portfolios determine net asset value as described under Other Information-Valuation of Shares each day that the portfolios are open for business. See Other Information-Closed Holidays and Valuation of Shares.


The Cash Reserves Portfolio declares dividends daily and, therefore, at the time of a purchase must have funds immediately available for investment. As a result, payment for the purchase of shares must be in the form of Federal Funds (monies credited to the portfolio's Custodian by a Federal Reserve
Bank) before they can be accepted by the portfolio. The portfolio is credited with Federal Funds on the same day if the investment is made by Federal Funds Wire. Investment Class Shares of the Cash Reserves Portfolio may be purchased at the net asset value next determined after an order is received by the portfolio and Federal Funds are received by the Custodian. The Cash Reserves Portfolio determines net asset value as of 12:00 noon (Eastern Time) each day that the portfolios are open for business. See Other Information-Closed Holidays and Valuation of Shares.

Initial Purchase by Mail: Subject to acceptance by the Fund, an account may be opened by MAS Funds' completing and signing an Account Registration Form (provided at the end of the prospectus) and mailing it to the MAS Funds' Client Services Group, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868 together with a check ($1,000,000 minimum) payable to MAS Funds.


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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 37

The portfolio(s) requested should be designated on the Account Registration Form. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited at the net asset value per share of the portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund, except for the Cash Reserves Portfolio. Purchases made by check in the Cash Reserves Portfolio are ordinarily credited at the net asset value per share determined two business days after receipt of the check by the Fund. Please note that purchases made by check in any portfolio are not permitted to be redeemed until payment of the purchase has been collected, which may take up to eight business days after purchase. Shareholders can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire: Subject to acceptance by the Fund, Investment Class Shares may also be purchased by wiring Federal Funds ($1,000,000 minimum) to the Fund's Custodian Bank, The Chase Manhattan Bank (see instructions below). A completed Account Registration Form should be forwarded to MAS Funds' Client Services Group in advance of the wire. For all portfolios (except the Cash Reserves Portfolio), notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value. Investment Class Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds Wire in a specified amount to the Fund's Custodian Bank using the following wiring instructions:

                               The Chase Manhattan Bank
                               1 Chase Manhattan Plaza
                               New York, NY 10081
                               ABA #021000021
                               DDA #910-2-734143
                               Attn: MAS Funds Subscription Account
                               Ref: (Portfolio Name, Account Number, Account
                               Name)


Purchases in the Cash Reserves Portfolio may also be made by Federal Funds wire to the Fund's Custodian. If the portfolio receives notification of an order prior to 12:00 noon (Eastern Time) and funds are received by the Custodian the same day, purchases of portfolio shares will become effective and begin to earn income on that business day. Orders received after 12:00 noon (Eastern Time) will be effective on the next business day upon receipt of funds. Federal Funds purchases will be accepted only on a day on which the portfolio is open for business. See Other Information-Closed Holidays.


Additional Investments: Additional investments of Investment Class Shares may be made at any time (minimum investment $1,000) by mailing a check (payable to MAS Funds) to MAS Funds' Client Services Group at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian Bank as outlined above. Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. For all portfolios (except the Cash Reserves Portfolio), notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value. For the Cash Reserves Portfolio, notification of a Federal Funds wire must be received by 12:00 noon (Eastern Time). Purchases made by check in the Cash Reserves Portfolio are ordinarily credited at the net asset value per share determined two business days after receipt of the check by the Fund.


Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of Investment Class Shares of any of its portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and subsequent investment amounts.

Purchases of a portfolio's Investment Class Shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


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MAS Funds - 38        Terms in bold type are defined in the Prospectus Glossary

Investment Class Shares of the Fund's portfolios may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (Shareholder Organizations). Investors purchasing and redeeming shares of the portfolios through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from Shareholder Organizations for the sale of Investment Class Shares though Shareholder Organizations may receive a fee for providing shareholder services to their clients who hold Investment Class Shares.

                             REDEMPTION OF SHARES


Investment Class Shares of each portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of Investment Class Shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption which is based on the market value of the investment securities held by the portfolio. See other Information-Closed Holidays and Valuation of Shares.

By Mail: Each portfolio will redeem Investment Class Shares at the net asset value next determined after the request is received in good order. Requests should be addressed to MAS Funds, c/o Miller, Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.


To be in good order, redemption requests must include the following documentation:


(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees (see Signature Guarantees); and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees: To protect your account, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact MAS Funds' Client Services Group for further details.

By Telephone: Provided the Telephone Redemption Option has been authorized by the shareholder on the Account Registration Form, a redemption of shares may be requested by calling MAS Funds' Client Services Group and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares.

By Facsimile: Written requests in good order (see above) for redemptions, exchanges, and transfers may be forwarded to the Fund via facsimile. All requests sent to the Fund via facsimile must be followed by a telephone call to MAS Funds' Client Services Group to ensure that the instructions have been properly received by the Fund. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.


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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 39

Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date of redemption at times when the NYSE, the Custodian, or the Fund is closed (see Other
Information-Closed Holidays) or under any emergency circumstances as determined by the Securities and Exchange Commission.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.


                             SHAREHOLDER SERVICES


Exchange Privilege: Each portfolio's Investment Class Shares may be exchanged for Investment Class Shares of the Fund's other portfolios offering Investment Class shares based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to portfolios that are registered for sale in a shareholder's state of residence. There are no exchange fees. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Because an exchange of shares amounts to a redemption from one portfolio and purchase of shares of another portfolio, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange between portfolios is considered a sale and purchase of shares. The sale of shares may result in a capital gain or loss for tax purposes.


The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.


Transfer of Registration: The registration of Fund shares may be transferred by writing to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. As in the case of redemptions, the written request must be received in good order as defined above. Unless shares are being transferred to an existing account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party.


                             VALUATION OF SHARES


Equity, International Equity, Mid Cap Value and Value Portfolios:

Net asset value per share is determined by dividing the total market value of each portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Equity Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed Equity Securities is taken from the exchange where the security is primarily traded. Equity Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted Equity Securities and listed U.S. Equity Securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods approved by the Trustees.



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MAS Funds - 40        Terms in bold type are defined in the Prospectus Glossary

Fixed Income, High Yield and Special Purpose Fixed Income Portfolios:

Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Bonds and other Fixed-Income Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars.


Net asset value includes interest on bonds and other Fixed-Income Securities which is accrued daily. Bonds and other Fixed-Income Securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other Fixed-Income Securities this ordinarily will be the over-the-counter market.

However, bonds and other Fixed-Income Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other Fixed-Income Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), will be valued in good faith at fair value using methods approved by the Board of Trustees.

Balanced and Multi-Asset-Class Portfolios: Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share of the Balanced and Multi-Asset-Class Portfolios is determined as of the later of the close of the NYSE or one hour after the close of the bond markets on each day the portfolios are open for business. Equity, fixed-income and other securities held by the portfolios will be valued using the policies described above.

Cash Reserves Portfolio: The net asset value per share of the Cash Reserves Portfolio is calculated daily as of 12:00 noon (Eastern Time) on each day that the portfolio is open for business (See Other Information-Closed Holidays). The portfolio determines its net asset value per share by subtracting the portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the portfolio's investments and other assets and dividing the result by the total outstanding shares of the portfolio.

For the purpose of calculating the portfolio's net asset value per share, securities are valued by the amortized cost method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value based on amortized cost is higher or lower than the price the portfolio would receive if it sold the instrument.

The use of amortized cost and the maintenance of the portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. As conditions of operating under Rule 2a-7, the portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar-denominated securities which are determined by the Trustees to present minimal credit risks and which are of eligible quality as determined under the rule.

The Trustees have also agreed to establish procedures reasonably designed, taking into account current market conditions and the portfolio's investment objective, to stabilize the net asset value per share as computed for the pur-

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 41
poses of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Trustees.

In the event of a deviation of over 1/2 of 1% between a portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Trustees will promptly consider what action, if any, should be taken. The Trustees will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital or capital gains, or utilizing a net asset value per share not equal to $1.00 based upon available market quotations.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES: Dividends and Capital Gains
Distributions: The Fund maintains different dividend and capital gain distribution policies for each portfolio. These are:

o The Equity, Value, Fixed Income, Special Purpose Fixed Income, High Yield, Balanced and Multi-Asset-Class Portfolios normally distribute substantially all of their net investment income to shareholders in the form of quarterly dividends.

o The International Equity and Mid Cap Value Portfolios normally distribute substantially all of their net investment income in the form of annual dividends.

o The Cash Reserves Portfolio declares dividends daily and normally distributes substantially all of its investment income in the form of monthly dividends.

If any portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.

If any net capital gains are realized from the sale of underlying securities, the portfolios normally distribute such gains with the last dividend for the calendar year.

All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.

In all portfolios except the Cash Reserves Portfolio, undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain Mortgage Securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on behalf of the shareholders by the portfolio in accordance with its investment objectives and policies.


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MAS Funds - 42        Terms in bold type are defined in the Prospectus Glossary

Special Considerations for the Cash Reserves Portfolio: Net investment income is computed and dividends declared as of 12:00 noon (Eastern Time), on each day. Such dividends are payable to Cash Reserves Portfolio shareholders of record as of 12:00 noon (Eastern Time) on that day, if the portfolio is open for business. Shareholders who redeem prior to 12:00 noon (Eastern Time) are not entitled to dividends for that day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of 12:00 noon (Eastern Time) on the preceding business day on which the portfolio was open for business.


Net realized short-term capital gains, if any, of the Cash Reserves Portfolio will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but at least once a year. The portfolio does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.


Federal Taxes: The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of the portfolio or its shareholders. In addition, state and local tax consequences of an investment in the portfolio may differ from the Federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.

Each portfolio of the Fund intends to qualify for taxation as a regulated investment company under the Internal Revenue Code of 1986 (the "Code") so that each portfolio will not be subject to Federal income tax to the extent it distributes net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) to shareholders. Each Portfolio is treated as a separate entity for Federal income tax purposes and is not combined with any of the Funds' other portfolios. Dividends, either in cash or reinvested in shares, paid by a portfolio from net investment income will be taxable to shareholders as ordinary income. In the case of the Equity, Value, Balanced, Multi-Asset-Class and Mid Cap Value Portfolios, such dividends paid to corporate shareholders will generally qualify in part for the dividends received deduction for corporations to the extent attributable to dividends received by such portfolios from domestic corporations. The Fund will send each shareholder of such portfolios a statement each year indicating the amount of the dividend income which qualifies for such treatment.

Whether paid in cash or additional shares of a portfolio, and regardless of the length of time the shares in such portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, and are not eligible for the dividends received deduction for corporations. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a portfolio. Such dividends and distributions may also be subject to state and local taxes.


Exchanges and redemptions of shares in a portfolio are taxable events for Federal income tax purposes. Individual shareholders may also be subject to state and municipal taxes on such exchanges and redemptions.


Each portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the Federal excise tax. To do so, each portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year. Dividends declared in October, November or December by a portfolio will be deemed to have been paid by such portfolio and received by shareholders on December 31st of the year declared provided that the dividends are paid before February 1 of the following year.


The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 43

Foreign Income Taxes: Investment income received by the portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into Tax Treaties with many foreign countries which entitle these portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the portfolios' assets to be invested within various countries is not known. The portfolios intend to operate so as to qualify for treaty reduced rates of tax where applicable.


The International Equity Portfolio may file an election with the Internal Revenue Service to pass through to the portfolio's shareholders the amount of foreign income taxes paid by the portfolio, but may do so only if more than 50% of the value of the total assets of the portfolio at the end of the fiscal year is represented by foreign securities. The portfolio will make such an election only if it is deemed to be in the best interests of the shareholders. The other portfolios will not be able to make this election.

If this election is made, shareholders of the International Equity Portfolio will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Internal Revenue Code as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.


Each shareholder of the portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the portfolio's gross income from foreign sources. Shareholders who are not liable for Federal income taxes, such as retirement plans qualified under
Section 401 of the Internal Revenue Code, will not be affected by any such "pass through" of foreign tax credits.


State and Local Taxes: The Fund is formed as a Pennsylvania Business Trust and therefore is not liable, under current law, for any corporate income or franchise tax of the Commonwealth of Pennsylvania. The Fund will provide Pennsylvania taxable values on a per share basis upon request.


TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.


INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the Adviser), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Group, Inc., and is located at One Tower Bridge, West Conshohocken, PA 19428. Miller Anderson & Sherrerd, LLP is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of the date of this prospectus had in excess of $40.9 billion in assets under management.

Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, each portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the portfolio's average daily net assets for the quarter:



-------------------------------------------------------------------------------
MAS Funds - 44        Terms in bold type are defined in the Prospectus Glossary

                                                                        Rate
                                                                       -------
Equity Portfolio                                                        .500%
International Equity Portfolio                                          .500
Mid Cap Value Portfolio*                                                .750
Value Portfolio                                                         .500
Cash Reserves Portfolio                                                 .250
Fixed Income Portfolio                                                  .375
High Yield Portfolio                                                    .375
Special Purpose Fixed Income Portfolio                                  .375
Balanced Portfolio                                                      .450
Multi-Asset-Class Portfolio                                             .650



* Advisory fees in excess of 0.750% of average net assets are considered higher than normal for most investment companies, but are not unusual for portfolios that invest primarily in small capitalization stocks.

Until further notice, the Adviser has voluntarily agreed to waive advisory fees and/or reimburse certain other expenses to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets for the Investment Class of the Equity, Mid Cap Value, Value, Cash Reserves, High Yield, Special Purpose Fixed Income, and Multi-Asset-Class Portfolios from exceeding 0.800%, 1.100%, 0.800%, 0.550%, 0.700%, 0.680% and 1.050%, respectively.

For the fiscal year ended September 30, 1996, the Adviser received the following as compensation for its services:

                                                                        Rate
                                                                       -------
Equity Portfolio                                                        .500%
International Equity Portfolio                                          .500
Mid Cap Value Portfolio                                                 .564
Value Portfolio                                                         .500
Cash Reserves Portfolio                                                 .155
Fixed Income Portfolio                                                  .375
High Yield Portfolio                                                    .375
Special Purpose Fixed Income Portfolio                                  .375
Balanced Portfolio                                                      .450
Multi-Asset-Class Portfolio                                             .372

SERVICE PLAN: The Board of Trustees of the Fund has approved a Service Plan (the "Service Plan"). Pursuant to which the Distributor may compensate Service Providers for providing shareholder support services to clients who purchase Investment Class Shares. For this service, such Service Providers are compensated at an annual rate of .15% of the average net assets of the Investment Class Shares of each Portfolio. Fees paid pursuant to the Service Plan are separate fees of the Investment Class Shares of each Portfolio and will reduce the net investment income and total return of the Investment Class Shares of these Portfolios.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 45

PORTFOLIO MANAGEMENT

The investment professionals of MAS who are primarily responsible for the day-to-day management of the Fund's portfolios are as follows:

Equity Portfolio: Arden C. Armstrong, Kurt A. Feuerman, Timothy G. Connors, Nicholas J. Kovich, Robert J. Marcin and Gary G. Schlarbaum;

Value Portfolio: Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich;

Mid Cap Value Portfolio: Gary G. Schlarbaum, Bradley S. Daniels and William
B. Gerlach;

Fixed Income and Special Purpose Fixed Income Portfolios: Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley;

High Yield Portfolio: Stephen F. Esser, Thomas L. Bennett and Robert E.
Angevine;

Cash Reserves Portfolio: Abigail Jones Feder and Ellen D. Harvey;

Balanced Portfolio: Thomas L. Bennett, John D. Connolly, Gary G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley;


Multi-Asset-Class Portfolio: Thomas L. Bennett, John D. Connolly, J. David Germany, Gary G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley; and


International Equity Portfolio: Horacio A. Valeiras and Hassan Elmasry.

A description of their business experience during the past five years is as follows:

Robert E. Angevine, Principal, Morgan Stanley, joined Morgan Stanley Asset Management in 1988. He assumed responsibility for the High Yield Portfolio in 1996.

Arden C. Armstrong, Managing Director, Morgan Stanley, joined MAS in 1986. She assumed responsibility for the Equity Portfolio in 1994.

Richard M. Behler, Principal, Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsibility for the Value Portfolio in 1996.

Thomas L. Bennett, Managing Director, Morgan Stanley, joined MAS in 1984. He assumed responsibility for the Fixed Income Portfolio in 1984, the High Yield Portfolio in 1985, the Special Purpose Fixed Income and Balanced Portfolios in 1992 and the Multi-Asset-Class Portfolio in 1994.

John D. Connolly, Principal, Morgan Stanley, joined MAS in 1990. He assumed responsibility for the Balanced Portfolio in 1992 and the Multi-Asset-Class Portfolio in 1994.

Timothy G. Connors, Principal, Morgan Stanley, joined MAS in 1994. Mr. Connors served as Vice President and Managing Director of CoreStates Investment Advisers from 1986 to 1994. He assumed responsibility for the Equity Portfolio in 1994.


-------------------------------------------------------------------------------
MAS Funds - 46        Terms in bold type are defined in the Prospectus Glossary

Bradley S. Daniels, Vice President, Morgan Stanley, joined MAS in 1985. He assumed responsibility for the Mid Cap Value Portfolio in 1994.

Kenneth B. Dunn, Managing Director, Morgan Stanley, joined MAS in 1987. He assumed responsibility for the Fixed Income Portfolio in 1987 and the Special Purpose Fixed Income Portfolio in 1992.

Hassan Elmasry, Principal, Morgan Stanley, joined MAS in 1995. He served as First Vice President & International Equity Portfolio Manager from 1987 through 1995 for Mitchell Hutchins Asset Management. He assumed responsibility for the International Equity Portfolio in 1996.

Stephen F. Esser, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the High Yield Portfolio in 1989.

Abigail Jones Feder, Principal, Morgan Stanley, joined Morgan Stanley Asset Management in 1985. She assumed responsibility for the Cash Reserves Portfolio in 1996.

Kurt A. Feuerman, Managing Director, Morgan Stanley, joined MAS in 1990. He assumed responsibility for the Equity Portfolio in 1996.

William B. Gerlach, Vice President, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Mid Cap Value Portfolio in 1996.

J. David Germany, Managing Director, Morgan Stanley, joined MAS in 1991. He served as Vice President & Senior Economist for Morgan Stanley & Co. from 1989 to 1991. He assumed responsibility for the Multi-Asset-Class Portfolio in 1994.

Ellen D. Harvey, Principal, Morgan Stanley, joined MAS in 1984. She assumed responsibility for the Cash Reserves Portfolio in 1990.

Nicholas J. Kovich, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Equity Portfolio in 1994 and the Value Portfolio in 1997.

Robert J. Marcin, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Value Portfolio in 1990 and the Equity Portfolio in 1994.

Gary G. Schlarbaum, Managing Director, Morgan Stanley; Director, MAS Fund Distribution, Inc.; joined MAS in 1987. He assumed responsibility for the Equity Portfolio in 1987, the Balanced Portfolio in 1992 and the Multi-Asset-Class and Mid Cap Value Portfolios in 1994.

Horacio A. Valeiras, Principal, Morgan Stanley, joined MAS in 1992. He served as an International Strategist from 1989 through 1992 for Credit Suisse First Boston and as Director-Equity Research in 1992. He assumed responsibility for the International Equity Portfolio in 1992, the Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996.

Richard B. Worley, Managing Director, Morgan Stanley, joined MAS in 1978. He assumed responsibility for the Fixed Income Portfolio in 1984, the Balanced and Special Purpose Fixed Income Portfolios in 1992 and the Multi-Asset-Class Portfolio in 1994.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 47

ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.

GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the portfolios for their clients.

Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. MAS may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley Group Inc., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.

OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-six portfolios.

The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Meetings of shareholders will not be held except as required by the Investment Company Act of 1940, as amended, and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

As of January 2, 1997, The Northern Trust Co. (Chicago, IL) owned a controlling interest (as that term is defined by the Investment Company Act of 1940, as amended) of the Cash Reserves Portfolio; Wendell & Co. (New York,
NY) owned a controlling interest of the Balanced Portfolio.


-------------------------------------------------------------------------------
MAS Funds - 48        Terms in bold type are defined in the Prospectus Glossary

Custodians: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.

Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and dividend disbursing agent.

Reports: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

Litigation: The Fund is not involved in any litigation.

Closed Holidays: Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the Cash Reserves Portfolio will be closed on Martin Luther King Day, Columbus Day, and Veteran's Day.

TRUSTEES AND OFFICERS

   The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

   Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Director, Morgan Stanley Universal Funds, Inc.

   Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Federal National Mortgage Association; Director, Reliance Group Holdings; Director, Melville Corporation.

   Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

   Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

   Vincent R. McLean, Trustee; Director, Alexander and Alexander Services, Inc.; Director, Legal and General America, Inc.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

   C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

   *Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 49

   James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund
Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, Chase Manhattan Bank.

   Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

   Douglas W. Kugler, CFA, Treasurer, MAS Funds; Vice President, Morgan Stanley; Head of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP; formerly Assistant Vice President, Provident Financial Processing
Corporation.

   John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius, LLP; formerly Attorney, Ropes & Gray.


-------------------------------------------------------------------------------
MAS Funds - 50        Terms in bold type are defined in the Prospectus Glossary

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-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 51

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MAS Funds - 52        Terms in bold type are defined in the Prospectus Glossary

MAS LOGO -------------------------------------------- ACCOUNT REGISTRATION FORM
--------
MAS FUNDS                                        MAS Fund Distribution, Inc.
                                                 General Distribution Agent


-----------------------------------------------------------------------------
/1/
REGISTRATION/PRIMARY MAILING ADDRESS


------------------------------------------------------------------------------

------------------------------------------------------------------------------
Attention
         ---------------------------------------------------------------------
Street or P.O. Box
                  ------------------------------------------------------------
City                                State                 Zip        -
    --------------------------------     ----------------    -------- --------
Telephone No.         -           -
             --------  ----------  -----------------
Form of Business Entity: / / Corporation  / / Partnership
                         / / Trust  / / Other

                        --------------------------------------------------
Type of Account: / / Defined Benefit Plan   / / Defined Contribution Plan
                          / /  Profit Sharing/Thrift Plan
                 / / Other Employee Benefit Plan

                     ------------------------------------------------------
                 / / Endowment  / / Foundation  / / Taxable  / / Other (Specify)

                     ------------------------------------------------------
/ / United States Citizen   / / Resident Alien  / / Non-Resident Alien, Indicate
                                                    Country of Residence

                                                    ----------------------------
================================================================================
/2/
INTERESTED PARTY OPTION
In addition to the account statement sent to the above registered address, the Fund is authorized to mail duplicate statements to the name and address provided at right.

For additional interested party mailings, please attach a separate sheet.

Attention
         ----------------------------------------------------------------------
Company
(If Applicable)
               ----------------------------------------------------------------
Street or P.O. Box
                  -------------------------------------------------------------
City                        State                   Zip              -
    ------------------------     -------------------   -------------- ---------
Telephone No.           -          -
             ----------- ---------- -----------
===============================================================================

/3/ INVESTMENT
    For Purchase of:


         / / Equity Portfolio                            $_________________
         / / International Equity Portfolio              $_________________
         / / Mid Cap Value Portfolio                     $_________________
         / / Value Portfolio                             $_________________
         / / Cash Reserves Portfolio                     $_________________
         / / Fixed Income Portfolio                      $_________________
         / / High Yield Portfolio                        $_________________
         / / Special Purpose Fixed Income Portfolio      $_________________
         / / Balanced Portfolio                          $_________________
         / / Multi-Asset-Class Portfolio                 $_________________




/4/
    TAXPAYER IDENTIFICATION NUMBER
    Part 1.
                          Social Security Number
                              --           --
                      -------    ---------    --------
                                    or
                      Employer Identification Number
                                 -
                            ----- --------------
    Part 2. BACKUP WITHHOLDING
    / / Check the box if the account is subject to
    Backup Withholding under the provisions of
    Section 3406(a)(1)(C) of the Internal Revenue Code.
-------------------------------------------------------------------------------
                            IMPORTANT TAX INFORMATION

You (as a payee) are required by law to provide us (as payer) with your current taxpayer identification number. Accounts that have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31% rate on ordinary income and capital gains distribution as well as redemptions. Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.

You may be notified that you are subject to backup withholding under section 3406(a)(1)(C) because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment. If you have been so notified, check the box in
PART 2 at left.
===============================================================================
MILLER ANDERSON & SHERRERD, LLP ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
SIDE ONE OF TWO

MAS LOGO
--------
MAS FUNDS

===============================================================================
/5/ TELEPHONE REDEMPTION OPTION


 Please sign below if you wish to redeem or exchange shares by telephone. Redemption proceeds requested by phone may only be mailed to the account's primary registration address or wired according to bank instructions provided in writing. A signature guarantee is required if the bank account listed below is not registered identically to your Fund Account.

 The Fund and its agents shall not be liable for reliance on phone instructions reasonably believed to be genuine. The Fund will maintain procedures designed to authenticate telephone instructions received.

 Telephone requests for redemptions or exchanges will not be honored unless signature appears below.

 (X)
 ---------------------------------------------------------------------------
 Signature                                                              Date

===============================================================================
/6/ WIRING INSTRUCTIONS -- The instructions provided below may only be changed by written notification.

    Please check appropriate box(es):

    / / Wire redemption proceeds
    / / Wire distribution proceeds (please complete box /7/ below)

  --------------------------------------------------  ----------------------
   Name of Commercial Bank (Net Savings Bank)            Bank Account No.

  --------------------------------------------------------------------------
               Name(s) in which your Bank Account is Established

  --------------------------------------------------------------------------
                             Bank's Street Address

  --------------------------------------------  ----------------------------
   City           State         Zip                  Routing/ABA Number

===============================================================================
/7/ DISTRIBUTION OPTION -- Income dividends and capital gains distributions
    (if any) will be reinvested in additional shares if no box is checked below. The instructions provided below may only be changed by written notification.

   / / Income dividends and capital gains to be paid in cash.

   / / Income dividends to be paid in cash and capital gains distribution in additional shares.

   / / Income dividends and capital gains to be reinvested in additional shares.

  If cash option is chosen, please indicate instructions below:

   / / Mail distribution check to the name and address in which account is registered.

   / / Wire distribution to the same commercial bank indicated in Section 6 above.

===============================================================================

/8/ WIRING INSTRUCTIONS

    For purchasing Shares by wire, please send a Fedwire payment to:

    The Chase Manhattan Bank
    1 Chase Manhattan Plaza
    New York, NY 10081
    ABA# 021000021
    DDA# 910-2-734143
    Attn: MAS Funds Subscription Account
    Ref. (Portfolio name, your Account number, your Account name)

===============================================================================
SIGNATURE(S) OF ALL HOLDERS AND TAXPAYER CERTIFICATION
The undersigned certify that I/we have full authority and legal capacity to purchase shares of the Fund and affirm that I/we have received a current Prospectus of the MAS Funds and agree to be bound by its terms. Under penalties of perjury I/we certify that the information provided in Section 4 above is true, correct and complete. The Internal Revenue Service does not require your consent to any provision of the document other than the certifications required to avoid backup withholding.


(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

----------------------------
This application is separate
   from the prospectus.
  FOR INTERNAL USE ONLY

(X)
--------------------------
Signature             Date

--------------------------
O / / F / / OR  / / S / /
--------------------------
===============================================================================

MILLER
ANDERSON
& SHERRERD, LLP
         ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
                                                                SIDE TWO OF TWO

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-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 55

-- MAS -------------------------------------------INVESTMENT CLASS PROSPECTUS--
---------
MAS FUNDS

                               January 31, 1997


Investment Adviser and Administrator:         Transfer Agent:

Miller Anderson & Sherrerd, LLP               Chase Global Funds
One Tower Bridge                              Services Company
West Conshohocken,                            73 Tremont Street
Pennsylvania 19428-2899                       Boston, Massachusetts 02108-0913


                           General Distribution Agent:

                           MAS Fund Distribution, Inc.
                           One Tower Bridge
                           P.O. Box 868
                           West Conshohocken,
                           Pennsylvania 19428-0868

                                Table of Contents

                             Page                                       Page

Fund Expenses                  2        General Shareholder Information 37
Prospectus Summary             4         Purchase of Shares             37
Financial Highlights           7         Redemption of Shares           39
Yield and Total Return        12         Shareholder Services           40
Suitability                   13         Valuation of Shares            40
Investment Limitations        14         Dividends, Capital Gains
Portfolio Summaries           15         Distributions
Equity Investments            15          and Taxes                     42
Fixed-Income Investments      18        Investment Adviser              44
Prospectus Glossary:                    Portfolio Management            46
 Strategies                   23        Administrative Services         48
 Investments                  27        General Distribution Agent      48
                                        Portfolio Transactions          48
                                        Other Information               48
                                        Trustees and Officers           49


MILLER
ANDERSON
& SHERRERD, LLP    ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------

 MAS
-----
MAS FUNDS                                              ADVISER CLASS PROSPECTUS



                               January 31, 1997

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Client Services: 1-800-354-8185   Prices and Investment Results: 1-800-522-1525
-------------------------------------------------------------------------------


MAS Funds (the Fund) is a no-load mutual fund consisting of twenty-six portfolios, six of which are described in this Prospectus. Each portfolio in this Prospectus operates as a separate diversified investment company. The investment objective of each portfolio is described with a summary of investment policies as referenced below. This Prospectus offers the Adviser Class Shares of the Fund. The Fund also offers Institutional Class Shares and Investment Class Shares.

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The High Yield Portfolio will invest primarily, and certain other portfolios of the Fund may invest to varying degrees, in high yield, high risk securities which are speculative with regard to payment of interest and return of principal (commonly referred to as junk bonds); therefore, investments in these portfolios may not be suitable for all investors. See High Yield Investing in the Glossary of Strategies for additional information regarding certain risks associated with investment in such securities.

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                           PORTFOLIO PAGE REFERENCE


 How to Use This             Fixed Income       16   Prospectus Glossary:
 Prospectus:           3       High Yield       17     Strategies       20
 Portfolio Summaries:        Limited Duration   18     Investments      25
   Mid Cap Growth     14       Balanced         19   General Shareholder
   Value              15                               Information:     36
                                                     Table of Contents: 51

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This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1997 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.
-------------------------------------------------------------------------------


        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
             THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                         ADEQUACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MILLER
ANDERSON
& SHERRERD, LLP   ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------

EXPENSE SUMMARY - ADVISER CLASS SHARES


The following tables illustrate the various expenses and fees that a shareholder for that portfolio will incur either directly or indirectly. The annual expenses and fees set forth below are estimated based upon the portfolios attaining certain average asset levels. The Adviser may from time to time waive fees or reimburse expenses thereby reducing total operating expenses.

             Shareholder Transaction Expenses:
             Sales Load Imposed on Purchases                None
             Sales Load Imposed on Reinvested Dividends     None
             Redemption Fees                                None
             Exchange Fees                                  None

             Annual Fund Operating Expenses:
             (as a percentage of average net assets after fee
             waivers)
             12b-1 Fees                                    0.25%


                           Investment                                Total
                            Advisory              Other            Operating
    Portfolio                 Fees              Expenses            Expenses
 ----------------         ------------          ----------         -----------
Mid Cap Growth               0.500%              0.150%              0.900%
Value                        0.500*              0.150               0.900
Fixed Income                 0.375               0.155               0.780
High Yield                   0.375               0.175               0.800
Limited Duration             0.300*              0.150               0.700
Balanced                     0.450               0.200               0.900

Where applicable as described in Financial Highlights, the Total Operating Expenses ratios reflected in the table above are higher than the ratio of expenses actually deducted from portfolio assets because of the effect of expense offset arrangements. The result of such arrangement is to offset expenses that otherwise would be deducted from portfolio assets.

* The Adviser has voluntarily agreed to waive Advisory Fees and/or reimburse certain other expenses, to the extent necessary, to keep the Total Operating Expenses from exceeding, 0.900% and 0.700% for Value and Limited Duration Portfolios, respectively. Absent such reimbursements the Total Operating Expenses would be 0.940% for the Value Portfolio. There are no such waivers or reimbursements estimated for the Limited Duration Portfolio.

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MAS Funds - 2         Terms in bold type are defined in the Prospectus Glossary

EXAMPLE


The purpose of this table is to assist in understanding the various expenses that a shareholder in a portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Long-term shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charge otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

    Portfolio           1 year         3 year         5 year         10 year
 ----------------       --------       --------       --------       ---------

Mid Cap Growth            $9             $29            $50            $111
Value                      9              29             50             111
Fixed Income               8              25             43              97
High Yield                 8              26             44              99
Limited Duration           7              22             39              87
Balanced                   9              29             50             111



HOW TO USE THIS PROSPECTUS


A PROSPECTUS SUMMARY begins on page 4;

FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page 7;

GENERAL INFORMATION including INVESTMENT LIMITATIONS pertinent to all portfolios begins on page 11;

SUMMARY PAGES for each portfolio's Objective, Policies and Strategies begin on page 14;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 20;

GENERAL SHAREHOLDER INFORMATION begins on page 36.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 3

PROSPECTUS SUMMARY



EQUITY PORTFOLIOS

Mid Cap Growth - seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of Common Stocks of smaller and medium size companies that are deemed by the Adviser to offer long-term growth potential.

Value - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Common Stocks which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

FIXED-INCOME PORTFOLIOS

Fixed Income - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, Corporates, Mortgage Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.

High Yield - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of High Yield Securities, Corporates and other Fixed-Income Securities (including bonds rated below investment grade) and Derivatives. The portfolio's average weighted maturity will ordinarily exceed five years.

Limited Duration - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of U.S. Governments, Mortgage Securities, investment-grade Corporates and other Fixed-Income Securities. The portfolio will maintain an average duration of between one and three years.

BALANCED INVESTING

Balanced Portfolio - seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of Equity Securities, Fixed-Income Securities and Derivatives. When the Adviser judges the relative outlook for the equity and fixed-income markets to be neutral, the portfolio will be invested 60% in equity securities and 40% in fixed-income securities. The asset mix is actively managed by the Adviser, with equity securities ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

-------------------------------------------------------------------------------
MAS Funds - 4         Terms in bold type are defined in the Prospectus Glossary

RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to each Portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:

o Each portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;

o Each portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;


o Fixed-Income Securities that may be acquired by the Portfolios will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa;


o Investments in Common Stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Portfolio's net asset value;

o Securities purchased on a When-Issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;

o Each portfolio may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so;


o Each portfolio may invest in certain instruments such as Forwards, certain types of Futures & Options, certain types of Mortgage Securities and When-Issued Securities which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, a portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.


o Investments in floating rate securities (Floaters) and inverse floating rate securities (Inverse Floaters) and mortgage-backed securities (Mortgage Securities), including principal-only and interest-only Stripped Mortgage-Backed Securities (SMBS), may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets);

o Investments in securities rated below investment grade, generally referred to as High Yield, high risk or junk bonds, carry a high degree of credit risk and are considered speculative by the major rating agencies; and

o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. See Foreign Investing. The portfolios investing in foreign securities may also engage in foreign currency exchange transactions. See Forwards, Futures & Options, and Swaps.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 5

HOW TO INVEST: Adviser Class Shares of each portfolio are available to Shareholders with combined investments of $500,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Shares are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The Fund also offers Institutional and Investment Class Shares which differ from the Adviser Class Shares in expenses charged and purchase requirements. Further information relating to the other classes may be obtained by calling 800-354-8185.

HOW TO REDEEM: Shares of each portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See Redemption of Shares and Shareholder Services.

THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser" or "MAS") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Group, Inc. and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of the date of this Prospectus had in excess of $40.9 billion in assets under management.

THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.

ADMINISTRATIVE SERVICES: The Adviser provides the Fund directly, or through third parties, with fund administration services. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank serves as Transfer Agent to the Fund. See Administrative Services.


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MAS Funds - 6         Terms in bold type are defined in the Prospectus Glossary

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30


Selected per share data and ratio for a share of each Portfolio outstanding throughout each period

The following information should be read in conjunction with the Fund's financial statements which are included in the Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information. The Fund's financial statements for the year ended September 30, 1996 have been examined by Price Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information.

The Adviser Class shares of the Mid Cap Growth, Fixed Income, High Yield, Limited Duration and Balanced Portfolios had not commenced operations as of September 30, 1996, therefore, Institutional Class share financial information is provided to investors for informational purposes only and should be referred to as a historical guide to a Portfolio's operations and expenses. Past performance does not indicate future results.

-------------------------------------------------------------------------------------------------------
                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions    Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions     Other
        Beginning   Investment   (realized and   Investment     investment     (realized net    Distri-
        of Period     Income      unrealized)    Activities       income)      capital gains)   butions
-------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Institutional Class Operations 3/30/90)#, ##, +++
1996     $18.60       $0.01          $ 4.70        $ 4.71         ($0.03)          ($2.75)        --
1995      16.29        0.03            4.21          4.24          (0.03)           (1.90)        --
1994      18.56        0.02           (0.58)        (0.56)         (0.01)           (1.70)        --
1993      14.51        0.01            4.80          4.81           --              (0.76)        --
1992      14.92        0.01            0.44          0.45          (0.03)           (0.83)        --
1991       9.00        0.04            5.91          5.95          (0.03)            --           --
1990      10.00        0.02           (1.01)        (0.99)         (0.01)            --           --
Value Portfolio (Commencement of Adviser Class Operations 7/17/96)##
1996     $14.11       $0.01          $ 1.49        $ 1.50           --               --           --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

----------------------------------------------------------------------------------------------------------
                  Net Asset               Net Assets-     Ratio of     Ratio of
         Total     Value-                    End of       Expenses    Net Income   Portfolio     Average
        Distri-    End of       Total        Period      to Average   to Average    Turnover   Commission
        butions    Period      Return**   (thousands)    Net Assets   Net Assets      Rate       Rate###
----------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio (Commencement of Institutional Class Operations 3/30/90)#, ##, +++
1996    ($2.78)    $20.53       28.81%     $ 403,281       0.60%         0.04%        141%       $0.0491
1995     (1.93)     18.60       30.56        373,547       0.61          0.21         129
1994     (1.71)     16.29       (3.28)       302,995       0.60          0.12          55
1993     (0.76)     18.56       33.92        309,459       0.59          0.07          69
1992     (0.86)     14.51        2.87        192,817       0.60          0.05          39
1991     (0.03)     14.92       66.26        171,163       0.60          0.29          46
1990     (0.01)      9.00       (9.98)        76,398       0.64*         0.34*         23
Value Portfolio (Commencement of Adviser Class Operations 7/17/96)##
1996      --       $15.61       10.63%     $  15,493       0.86%*        1.66%*        53%       $0.0572

*   Annualized
**  Total return figures for partial years are not annualized.
#   Formerly Emerging Growth Portfolio (through May 17, 1995)
## For the years ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Mid Cap Growth Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.60%. For the period ended September 30, 1996, the Ratio of Expenses to Average Net Assets for the Value Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.85%*
### For fiscal years beginning on or after Sepember 1, 1995 a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.
+   Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993.


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Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 7

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30


--------------------------------------------------------------------------------------------------------
                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions    Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions     Other
        Beginning   Investment   (realized and   Investment     investment     (realized net    Distri-
        of Period     Income      unrealized)    Activities       income)      capital gains)   butions
--------------------------------------------------------------------------------------------------------
Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)##, ++
1996     $11.82       $0.78          $ 0.08        $ 0.86         ($0.79)          ($0.06)         --
1995      10.93        0.80            0.69          1.49          (0.60)            --            --
1994      12.86        0.77           (1.28)        (0.51)         (0.82)           (0.47)       ($0.13)+
1993      12.67        0.88            0.75          1.63          (0.83)           (0.61)         --
1992      12.20        0.90            0.74          1.64          (1.02)           (0.15)         --
1991      10.94        0.94            1.25          2.19          (0.93)            --            --
1990      11.64        0.92           (0.49)         0.43          (1.03)           (0.10)         --
1989      11.40        0.90            0.11          1.01          (0.76)           (0.01)         --
1988      10.86        0.97            0.43          1.40          (0.86)            --            --
1987      11.95        0.93           (0.61)         0.32          (0.91)           (0.50)         --
--------------------------------------------------------------------------------------------------------

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

------------------------------------------------------------------------------------------
                  Net Asset            Net Assets-     Ratio of     Ratio of
         Total     Value-                 End of       Expenses    Net Income   Portfolio
        Distri-    End of      Total      Period      to Average   to Average    Turnover
        butions    Period     Return   (thousands)    Net Assets   Net Assets      Rate
------------------------------------------------------------------------------------------
Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)##, ++
1996    ($0.85)    $11.83       7.63%   $1,790,146       0.48%        6.77%        162%
1995     (0.60)     11.82      14.19     1,487,409       0.49         7.28         140
1994     (1.42)     10.93      (4.43)    1,194,957       0.49         6.79         100
1993     (1.44)     12.86      14.26       909,738       0.47         7.06         144
1992     (1.17)     12.67      14.35       859,712       0.47         7.50         137
1991     (0.93)     12.20      21.12       831,547       0.47         8.25         143
1990     (1.13)     10.94       3.79       666,736       0.46         8.43         209
1989     (0.77)     11.64       9.25       559,995       0.47         8.36         100
1988     (0.86)     11.40      13.43       405,385       0.49         8.91         168
1987     (1.41)     10.86       2.55       290,824       0.52         8.54         202
------------------------------------------------------------------------------------------


+   Represents distributions in excess of realized net gain.
## For the years ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Fixed Income Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.48%.
++  Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993.


-------------------------------------------------------------------------------
MAS Funds - 8         Terms in bold type are defined in the Prospectus Glossary

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

-----------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions    Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions     Other
        Beginning   Investment   (realized and   Investment     investment     (realized net    Distri-
        of Period     Income      unrealized)    Activities       income)      capital gains)   butions
-------------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Institutional Class Operations 2/28/89)#, ##, +++
1996     $ 9.08       $0.88          $ 0.28        $ 1.16           ($0.92)           --           --
1995       8.97        0.90            0.19          1.09            (0.85)           (0.08)    ($  0.05)+
1994       9.49        0.75           (0.42)         0.33            (0.69)           (0.16)       --
1993       8.58        0.73            0.90          1.63            (0.72)           --           --
1992       7.80        0.74            0.89          1.63            (0.85)           --           --
1991       7.07        1.42            0.82          2.24            (1.51)           --           --
1990       9.98        1.36           (2.82)        (1.46)           (1.42)           (0.03)       --
1989      10.00        0.55           (0.44)         0.11            (0.13)           --           --

Limited Duration Portfolio (Commencement of Institutional Class Operations 3/31/92)#, ##, +++
1996     $10.41       $0.58         ($ 0.03)       $ 0.55           ($0.58)           --           --
1995      10.19        0.56            0.22          0.78            (0.55)           --        ($  0.01)+
1994      10.72        0.56           (0.52)         0.04            (0.51)          ($0.04)       (0.02)+
1993      10.58        0.32            0.22          0.54            (0.32)           (0.08)       --
1992      10.00        0.19            0.49          0.68            (0.10)           --           --

Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)##, +++
1996     $13.06       $0.53          $ 1.15        $ 1.68           ($0.50)          ($0.43)       --
1995      11.28        0.54            1.78          2.32            (0.47)           (0.07)       --
1994      11.84        0.47           (0.45)         0.02            (0.43)           (0.15)       --
1993      11.06        0.25            0.66          0.91            (0.13)           --           --
-------------------------------------------------------------------------------------------------------

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

--------------------------------------------------------------------------------------------------------
                  Net Asset              Net Assets-     Ratio of     Ratio of
         Total     Value-                   End of       Expenses    Net Income   Portfolio     Average
        Distri-    End of       Total       Period      to Average   to Average    Turnover   Commission
        butions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate       Rate###
--------------------------------------------------------------------------------------------------------
High Yield Portfolio (Commencement of Institutional Class Operations 2/28/89)#, ##, +++
1996      ($0.92)  $ 9.32       13.83%     $289,810       0.49%        10.04%         115%      --
1995       (0.98)    9.08       13.58       220,785       0.50++       10.68           96
1994       (0.85)    8.97        3.57       182,969       0.50++        9.01          112
1993       (0.72)    9.49       20.12        50,396       0.53++        8.94           99
1992       (0.85)    8.58       22.49        20,491       0.53++        9.74          148
1991       (1.51)    7.80       36.70         6,453       0.76         19.45          106
1990       (1.45)    7.07      (16.26)        4,820       0.82         16.93           65
1989       (0.13)    9.98        0.91         3,479       0.73*        11.66*          17

Limited Duration Portfolio (Commencement of Institutional Class Operations 3/31/92)#, ##, +++
1996      ($0.58)  $10.38        5.47%     $123,227       0.43%++       5.65%        174%       --
1995       (0.56)   10.41        7.95       100,186       0.43++        5.96          119
1994       (0.57)   10.19        0.40        62,775       0.41++        4.16          192
1993       (0.40)   10.72        5.33       128,991       0.42++        3.92          217
1992       (0.10)   10.58        6.90        13,065       0.49*         4.99*         159

Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)##, +++
1996      ($0.93)  $13.81       13.47%     $300,868       0.57%         3.85%        110%      $ 0.0521
1995       (0.54)   13.06       21.37       334,630       0.58          4.55           95
1994       (0.58)   11.28        0.19       309,596       0.58          4.06           75
1993       (0.13)   11.84        8.31       291,762       0.58*         3.99*          62
--------------------------------------------------------------------------------------------------------

*   Annualized
**  Total return figures for partial years are not annualized.
+   Represents distributions in excess of net realized gains.
++ For the years indicated, the Adviser voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the High Yield and Limited Duration Portfolios from exceeding 0.525% and 0.42%, respectively. Voluntarily waived fees and reimbursed expenses totalled 0.22% and 0.09% in 1992 and 1993 for the High Yield Portfolio; 0.03% and 0.02% for the Limited Duration Portfolio for the years ended September
    30, 1993 and 1995, respectively.
# Formerly High Yield Securities Portfolio and Limited Duration Fixed Income Portfolio, respectively (through December 23, 1994).
## For the years ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the High Yield, Limited Duration and Balanced Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be
    0.49%, 0.42% and 0.57%, respectively, for 1995 and 0.48%, 0.42%, and
    0.57% respectively, for 1996..
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.
+++ Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993.
-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 9

YIELD AND TOTAL RETURN


From time to time each portfolio of the Fund advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations). When considering average total return figures for periods longer than one year, it is important to note that a portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

In addition to average annual total return, a portfolio may also quote an aggregate total return for various periods representing the cumulative change in value of an investment in a portfolio for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g., income dividends or returns for specific types of securities such as industry or country types).

The yield of a portfolio is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during the 30-day period stated in the advertisement by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the portfolio's reports to shareholders. A portfolio may also advertise or quote a yield which is gross of expenses.

The performance of a portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.

The performance of Institutional Class Shares, Investment Class Shares and Adviser Class Shares differ because of any class-specific expenses paid by each class and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.

-------------------------------------------------------------------------------
MAS Funds - 10        Terms in bold type are defined in the Prospectus Glossary

GENERAL INFORMATION


The following information relates to each portfolio of the Fund and should be read in conjunction with the specific information about each portfolio.

Objectives: Each portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by a portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. Fixed-Income Portfolios will seek to produce total return by actively trading portfolio securities. The objective of each portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of each portfolio. The achievement of any portfolio's objective cannot be assured.

Suitability: The Fund's portfolios are designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and are not meant to provide a vehicle for playing short-term swings in the market. The Fund's portfolios are designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions for all portfolios will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains, and dividend income under the Internal Revenue Code.

Securities Lending: Each portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, a portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.

Illiquid Securities/Restricted Securities: Each of the portfolios may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.


Turnover: The Adviser manages the portfolios generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.


With respect to the Fixed Income Portfolio and the fixed-income portion of the Balanced Portfolio, the annual turnover rate will ordinarily exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities.


Portfolio turnover rates for certain portfolios as of September 30, 1996 were: Mid Cap Growth - 141%, Fixed Income - 162%, High Yield - 115%, Limited Duration - 174% and Balanced - 110%.


High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a portfolio. Trading in Fixed-Income Securities does not generally involve the payment of bro-
-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 11
kerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Cash Equivalents/Temporary Defensive Investing: Although each portfolio intends to remain substantially fully invested, a small percentage of a portfolio's assets are generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of each portfolio. In addition, any portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in cash equivalents or the Fixed-Income Securities listed for that portfolio without limit. In addition, the Adviser may, for temporary defensive purposes, increase or decrease the average weighted maturity or duration of any Fixed-Income portfolio without regard to that portfolio's usual average weighted maturity.


Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in a portfolio's specific investment policies or as detailed in the Investment Limitations, a portfolio will not concentrate investments in any one industry.


Investment Limitations: Each portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

(a) with respect to 75% of its assets, a portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


(b) with respect to 75% of its assets, a Portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer.

(c) a portfolio will not acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however, that (1) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (3) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (4) asset-backed securities will be classified according to the underlying assets securing such securities;

(d) a portfolio will not make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into Repurchase Agreements, (ii) by lending its portfolio securities and (iii) by lending portfolio assets to other portfolios of the Fund, so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended or the Rules and Regulations, or interpretations or orders of the Securities and Exchange Commission thereunder;

(e) a portfolio will not borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);


-------------------------------------------------------------------------------
MAS Funds - 12        Terms in bold type are defined in the Prospectus Glossary

(f) each portfolio may pledge, mortgage or hypothecate assets in an amount up to 50% of its total assets, provided that each portfolio may also segregate assets without limit in order to comply with the requirements of Section 18(f) of the Investment Company Act of 1940, as amended, and applicable interpretations thereof published from time to time by the Securities and Exchange Commission and its staff; and

(g) a portfolio will not invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Limitations (a), (b), (c), (d) and (e), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of each portfolio. The other investment limitations described here and in the Statement of Additional Information are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 13

MID CAP GROWTH PORTFOLIO

Objective:                 To achieve long-term capital growth by
                           investing primarily in common stocks of
                           smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential. Due to its emphasis on long-term capital growth, dividend income will be lower than for the Equity and Value
                           Portfolios.


Approach:                  The Adviser uses a four-part process combining
                           quantitative, fundamental, and valuation analysis with a strict sales discipline.
                           Stocks that pass an initial screen based on estimate revisions undergo detailed fundamental research. Valuation analysis is used to eliminate the most overvalued securities. Holdings are sold when their estimate-revision scores fall to unacceptable levels, when fundamental research uncovers unfavorable trends, or when their valuations exceed the level that the Adviser believes is reasonable given their growth prospects.

Policies:                  Generally at least 65% invested in Equity
                           Securities of mid-cap companies offering long-term growth potential
                           Up to 5% invested in Foreign Equities
                           (excluding ADRs)
                           Derivatives may be used to pursue portfolio strategy

Capitalization Range:      Generally $300 million to $3 billion


 Allowable Investments:      ADRs                  Corporates             Futures & Options          Swaps
                             Agencies              Foreign Bonds          Investment Companies       U.S. Governments
                             Cash Equivalents      Foreign Currency       Preferred Stock            Warrants
                             Common Stock          Foreign Equities       Repurchase Agreements      When Issued
                             Convertibles          Forwards               Rights                     Zero Coupons

Comparative Index:         S&P MidCap 400 Index

Strategies:                Growth Stock Investing


-------------------------------------------------------------------------------
MAS Funds - 14        Terms in bold type are defined in the Prospectus Glossary

VALUE PORTFOLIO

Objective:                 To achieve above-average total return over a
                           market cycle of three to five years,
                           consistent with reasonable risk, by investing in common stocks with equity capitalizations usually greater than $300 million which are deemed by the Adviser to be relatively undervalued, based on various measures such as price/earnings ratios and price/book ratios.
                           While capital return will be emphasized
                           somewhat more than income return, the
                           Portfolio's total return will consist of both capital and income returns. It is expected that income return will be higher than that of the Equity Portfolio because stocks which are deemed to be undervalued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks which are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios.

Approach:                  The Adviser selects common stocks which are
                           deemed to be undervalued relative to the stock market in general as measured by the Standard
                           & Poor's 500 Index, based on the value
                           measures such as price/earnings ratios and price/book ratios, as well as fundamental research.

Policies:                  Generally at least 65% invested in Equity
                           Securities deemed to be undervalued
                           Up to 5% invested in Foreign Equities
                           (excluding ADRs)
                           Derivatives may be used to pursue portfolio strategy

Capitalization Range:      Generally greater than $300 million


 Allowable Investments:     ADRs                   Corporates              Futures & Options           Swaps
                            Agencies               Foreign Bonds           Investment Companies        U.S. Governments
                            Cash Equivalents       Foreign Currency        Preferred Stock             Warrants
                            Common Stock           Foreign Equities        Repurchase Agreements       When Issued
                            Convertibles           Forwards                Rights                      Zero Coupons

Comparative Index:         S&P 500 Index

Strategy:                  Value Stock Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 15

FIXED INCOME PORTFOLIO

Objective:                 To achieve above-average total return over a
                           market cycle of three to five years,
                           consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities. The Portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:                  The Adviser actively manages the maturity and
                           duration structure of the Portfolio in
                           anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of Fixed-Income Securities in all market sectors.

Policies:                  Generally at least 65% invested in
                           Fixed-Income Securities
                           May invest greater than 50% in Mortgage
                           Securities
                           Derivatives may be used to pursue portfolio strategy

Quality Specifications:    80% Investment Grade Securities
                           Up to 20% High Yield

Maturity and Duration:     Average weighted maturity generally greater
                           than 5 years


 Allowable Investments:      Agencies              Floaters               Investment Companies       SMBS
                             Asset-Backeds         Foreign Bonds          Loan Participations        Structured Notes
                             Brady Bonds           Foreign Currency       Mortgage Securities        Swaps
                             Cash Equivalents      Forwards               Municipals                 U.S. Governments
                             CMOs                  Futures & Options      Preferred Stock            When Issued
                             Convertibles          High Yield             Repurchase Agreements      Zero Coupons
                             Corporates            Inverse Floaters


Comparative Index:         Salomon Broad Investment Grade
                           Lehman Brothers Aggregate

Strategies:                Maturity and Duration Management
                           Value Investing
                           Mortgage Investing
                           High Yield Investing
                           Foreign Fixed Income Investing
                           Foreign Investing

-------------------------------------------------------------------------------
MAS Funds - 16        Terms in bold type are defined in the Prospectus Glossary

HIGH YIELD PORTFOLIO

Objective:                 To achieve above-average total return over a
                           market cycle of three to five years,
                           consistent with reasonable risk, by investing in high yielding corporate fixed-income securities (including bonds rated below investment grade, commonly referred to as junk bonds). The Portfolio may also invest in U.S.
                           Government securities, mortgage-backed
                           securities, investment grade corporate bonds and in short-term fixed-income securities, such as certificates of deposit, treasury bills, and commercial paper. The Portfolio expects to achieve its objective by earning a high rate of current income, although the Portfolio may seek capital growth opportunities when consistent with its objective. The Portfolio's average weighted maturity will ordinarily be greater than five years.


Approach:                  The Adviser uses equity and fixed-income
                           valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected, and monitored, by fixed-income portfolio managers who specialize in corporate bonds and use in-depth financial analysis to uncover opportunities in undervalued issues.

Policies:                  Generally at least 65% invested in High Yield
                           securities (including bonds rated below
                           investment grade, commonly referred to as junk bonds)
                           Derivatives may be used to pursue portfolio strategy

Quality Specifications:    None

Maturity and Duration:     Average weighted maturity generally greater
                           than 5 years


 Allowable         Agencies                     Emerging Markets Issuers       High Yield                Repurchase Agreements
Investments:       Asset-Backeds                Floaters                       Inverse Floaters          SMBS
                   Brady Bonds                  Foreign Bonds                  Investment Companies      Structured Notes
                   Cash Equivalents             Foreign Currency               Loan Participations       Swaps
                   CMOs                         Foreign Equities               Mortgage Securities       U.S. Governments
                   Convertibles                 Forwards                       Municipals                When Issued
                   Corporates                   Futures & Options              Preferred Stock           Zero Coupons
                   Eastern European Issuers


Comparative Index:         Salomon High Yield Market Index


Strategies:                High Yield Investing
                           Maturity and Duration Management
                           Value Investing
                           Mortgage Investing
                           Foreign Fixed Income Investing
                           Foreign Investing
                           Emerging Markets Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 17

LIMITED DURATION PORTFOLIO

Objective:                 To achieve above-average total return over a
                           market cycle of three to five years,
                           consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, investment-grade corporate bonds and other fixed-income securities. The portfolio will maintain an average duration of between one and three years. Duration is a measure of the life of the portfolio's debt securities on a present-value basis and is indicative of a security's price volatility relative to interest rate changes.

Approach:                  The Adviser manages the duration of the
                           overall portfolio as a more effective way to control interest-rate risk than limiting the maturity of individual securities within the portfolio. In this way investors can benefit from opportunities across the entire yield curve as well as in various market sectors, and at the same time limit the volatility of investment returns. MAS establishes the duration target through the use of its top-down view of the economy and analysis of the current level of interest rates and the shape of the yield curve. MAS then strives to purchase the most attractively priced portfolio that meets our duration and investment objectives. When purchasing securities other than U.S. Governments, MAS evaluates credit, liquidity, and option risk.
                           When MAS believes the portfolio is compensated for these risks, it includes agency, mortgage, and corporate securities which meet the Portfolio's quality specifications.

Policies:                  Generally at least 65% invested in
                           Fixed-Income Securities
                           Derivatives may be used to pursue portfolio strategy

Quality Specifications:    100% Investment Grade Securities

Maturity and Duration:     Average duration between 1 and 3 years


 Allowable         Agencies              CMOs                Futures & Options          Swaps
Investments:       Asset-Backeds         Convertibles        Mortgage Securities        U.S. Governments
                   Brady Bonds           Corporates          Repurchase Agreements      When Issued
                   Cash Equivalents      Floaters            Structured Notes           Zero Coupons

Comparative Index:         Salomon 1-3 Year Index

Strategies:                Maturity and Duration Management
                           Value Investing
                           Mortgage Investing

-------------------------------------------------------------------------------
MAS Funds - 18        Terms in bold type are defined in the Prospectus Glossary

BALANCED PORTFOLIO

Objective:                 To achieve above average total return over a
                           market cycle of three to five years,
                           consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities. When the Adviser judges the relative outlook for the equity and fixed-income markets to be neutral the portfolio will be invested 60% in common stocks and 40% in fixed-income securities. The asset mix may be changed, however, with common stocks ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

Approach:                  The Adviser determines investment strategies
                           for the equity and fixed-income portions of the portfolio separately and then determines the mix of those strategies expected to maximize the return available from both the stock and bond markets. Strategic judgments on the equity/fixed-income asset mix are based on valuation disciplines and tools for analysis developed by the Adviser over its twenty-five year history of managing balanced accounts.

Policies:                  Generally 45% to 75% invested in Equity
                           Securities
                           Up to 25% invested in Foreign Bonds and/or
                           Foreign Equities (excluding ADRs)
                           Up to 10% invested in Brady Bonds
                           At least 25% invested in senior Fixed-Income
                           Securities
                           Derivatives may be used to pursue portfolio strategy

Equity Capitalization:     Generally greater than $1 billion

Quality Specifications:    None

Maturity and Duration:     Average weighted maturity generally greater
                           than 5 years


 Allowable Investments:     ADRs                   Eastern European Issuers       Inverse Floaters            Rights
                            Agencies               Floaters                       Investment Companies        SMBS
                            Asset-Backeds          Foreign Bonds                  Investment Funds            Structured Notes
                            Brady Bonds            Foreign Currency               Loan Participations         Swaps
                            Cash Equivalents       Foreign Equities               Mortgage Securities         U.S. Governments
                            CMOs                   Forwards                       Municipals                  Warrants
                            Common Stock           Futures & Options              Preferred Stock             When Issued
                            Convertibles           High Yield                     Repurchase Agreements       Zero Coupons
                            Corporates


Comparative Index:         A weighted blend of quarterly returns compiled
                           by the Adviser using:
                           60% S&P 500 Index
                           40% Salomon Broad Investment Grade Index

Strategies:                Asset Allocation Management
                           Core Equity Investing
                           Fixed Income Management and Asset Allocation
                           Maturity and Duration Management
                           Value Investing
                           Mortgage Investing
                           High Yield Investing
                           Foreign Fixed Income Investing
                           Foreign Investing

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 19

PROSPECTUS GLOSSARY

CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS


STRATEGIES

Asset Allocation Management: The Adviser's approach to asset allocation management is to determine investment strategies for each asset class in a portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's twenty-five year history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed-income, and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on MAS's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

Emerging Markets Investing: The Adviser's approach to emerging markets investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Management and Asset Allocation: Within the Balanced
Portfolio, the Adviser selects fixed-income securities not only on the basis of judgments regarding Maturity and Duration Management and Value

-------------------------------------------------------------------------------
MAS Funds - 20        Terms in bold type are defined in the Prospectus Glossary

Investing, but also on the basis of the value offered by various segments of the fixed-income securities market relative to Cash Equivalents and Equity Securities. In this context, the Adviser may find that certain segments of the fixed-income securities market offer more or less attractive relative value when compared to Equity Securities than when compared to other Fixed-Income Securities.

For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed-income securities, but overvalued compared to long duration fixed-income securities. Consequently, while a portfolio investing only in fixed-income securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

Foreign Fixed Income Investing: The Adviser invests in Foreign Bonds and other Fixed-Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency Futures & Options, Forwards and Swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in Foreign Bonds and Foreign Equities involves certain special considerations which are not typically associated with investing in domestic securities.


As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign Bonds and Foreign Equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Since Foreign Bonds and Foreign Equities may be denominated in foreign currencies, and since a portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.


Although a portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a portfolio receives from the companies comprising the portfolio's investments.

Growth Stock Investing: Seeks to invest in Common Stocks generally characterized by higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by the S&P 500 Index.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 21

High Yield Investing: Involves investing in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a portfolio invests in high yield securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for high yield securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a portfolio may find it difficult to value its securities accurately. A portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.


High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, zero coupon bonds pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the portfolio does not receive periodic cash flow from these investments.


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MAS Funds - 22        Terms in bold type are defined in the Prospectus Glossary

The following table provides a summary of ratings assigned to all U.S. and foreign debt holdings of those portfolios with more than 5% invested in High Yield securities as of September 30, 1996 (not including money market instruments). These figures are dollar-weighted averages of month-end portfolio holdings and do not necessarily indicate a portfolio's current or future debt holdings. Portfolios whose debt holdings total less than 100% also invest in Equity Securities.

       High Yield Portfolio                       Fixed Income Portfolio
QUALITY                                         QUALITY
   TSY, AGY, AAA             5.28%            TSY, AGY, AAA            71.29%
   AA                        0.00%            AA                        7.83%
   A                         0.00%            A                         5.83%
   BAA                       3.97%            BAA                       4.62%
   BA                       30.28%            BA                        5.66%
   B                        47.43%            B                         2.84%
   CAA                       5.91%            CAA                       0.00%
   CA OR BELOW               0.00%            CA OR BELOW               0.00%
   Not Available             7.13%            Not Available             1.93%
TOTAL                      100.00%         TOTAL                      100.00%
        Balanced Portfolio
QUALITY
   TSY, AGY, AAA            31.86%
   AA                        3.99%
   A                         2.10%
   BAA                       2.30%
   BA                        2.93%
   B                         1.95%
   CAA                       0.00%
   CA OR BELOW               0.00%
   Not Available             0.00%
TOTAL                       45.13%

Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in Fixed-Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of the Adviser's fixed-income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 23
payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed-income securities. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed- income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage Investing: At times it is anticipated that a substantial portion of a fixed-income portfolio's assets may be invested in mortgage-related securities. These include mortgage-backed securities, which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), other government agencies, and private issuers. It is expected that a portfolio's primary emphasis will be on mortgage-backed securities issued by the various Government-related organizations. However, a portfolio may invest, without limit, in mortgage-backed securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing, whereby MAS seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See Maturity and Duration Management for a description of the other key component of MAS's fixed-income investment strategy.

-------------------------------------------------------------------------------
MAS Funds - 24        Terms in bold type are defined in the Prospectus Glossary

Value Stock Investing: Emphasizes Common Stocks which are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend paying common stocks. However, non-dividend paying stocks may also be selected for their value characteristics.

INVESTMENTS

Each Portfolio may invest in the securities defined below in accordance with their listing of Allowable Investments and any quality or policy constraints.

ADRs--American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders.


Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.


Asset-Backeds: are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.

Possible Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Brady Bonds: are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information. Portfolios will only invest in Brady Bonds consistent with quality specifications.

Cash Equivalents: are short-term fixed-income instruments comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the inter-

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 25
est rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.

Portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation,
(ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio.


(2) Each portfolio may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);


(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;


(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and


(6) Repurchase agreements collateralized by securities listed above.


CMOs--Collateralized Mortgage Obligations: are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.


Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

-------------------------------------------------------------------------------
MAS Funds - 26        Terms in bold type are defined in the Prospectus Glossary

Like bonds in general, mortgage-backed securities will generally decline in price when interests rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.


Common Stocks: are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: are convertible bonds or shares of convertible Preferred
Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.


Corporates-Corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A portfolio will buy Corporates subject to any quality constraints. If a security held by a portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.

Depositary Receipts: include both Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") and are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary Receipts may be sponsored or unsponsored. The depositary of unsponsored Depositary Receipts may provide less information to receipt holders.


Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. All of the portfolios may enter into over-the-counter Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding CMOs, Forwards, Futures and Options, and SMBS) with counterparties approved by MAS in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, CMOs, Forwards, Futures and Options, SMBS, Structured Notes and Swaps. See each individual Portfolio's listing of Allowable Investments to determine which of these the Portfolio may hold.


Eastern European Issuers: The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes during the 1940's, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 27

Emerging Markets Issuers: An emerging market security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. Investing in emerging markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Equity Securities: Commonly include but are not limited to Common Stock, Preferred Stock, ADRs, Rights, Warrants, Convertibles, and Foreign Equities. See each individual portfolio listing of Allowable Investments to determine which of the above the portfolio can hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type.

Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, High Yield, Mortgage Securities, SMBS, CMOs, Asset-Backeds, Convertibles, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. See each individual portfolio listing of Allowable Investments to determine which securities a portfolio may hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type of security.

Floaters--Floating and Variable Rate Obligations: are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under Foreign Investing.


Foreign Bonds: are Fixed-Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign Mortgage Securities and various other mortgage and asset-backed securities.


Foreign Currency: Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These portfolios may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards).


Foreign Equities: are Common Stock, Preferred Stock, Rights and Warrants of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Foreign Equities also include Depositary Receipts. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies (see Foreign Investing).


Forwards--Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the

-------------------------------------------------------------------------------
MAS Funds - 28        Terms in bold type are defined in the Prospectus Glossary
date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the portfolios may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.

A portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a portfolio's obligation under the forward contract. On the date of maturity, a portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross-hedges, or a synthetic position, there is an additional risk in that those transactions create residual foreign currency exposure. When a portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge, or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.


Futures & Options--Futures Contracts, Options on Futures Contracts and
Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

A portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

Possible Risks: The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by a portfolio and the prices of futures and options relat-

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 29
ing to the stocks, bonds or futures contracts purchased or sold by a portfolio; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are
(i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

High Yield: High yield securities are generally considered to be corporate bonds, preferred stocks, and convertible securities rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative-grade debt obligations:

Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." C The rating C is reserved for income bonds on which "no interest is being paid." D - Debt rated D is in "default", and "payment of interest and/or repayment of principal is in arrears."

While these securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.

The risks posed by securities issued under such circumstances are substantial. If a security held by a portfolio is down-graded, the portfolio may retain the security.

Inverse Floaters--Inverse Floating Rate Obligations: are Fixed-Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any

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MAS Funds - 30        Terms in bold type are defined in the Prospectus Glossary
rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: The portfolios that are permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended, generally prohibits the portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolios may not purchase shares of any affiliated investment company except as permitted by SEC Rule or Order.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these investment funds are subject to applicable law as discussed under Investment Restrictions and will invest in such investment funds only where appropriate given that the portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in Investment Companies.

Investment Grade Securities: are those rated by one or more nationally recognized statistical rating organization (NRSRO) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's) or Fitch Investors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality. The Adviser may retain securities if their ratings falls below investment grade if it deems retention of the security to be in the best interests of the portfolio. Any Portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

Loan Participations: are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 31
syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing portfolio to supply additional cash to the borrower on demand. Loan participations involving Emerging Market Issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such loan participations present additional risks of default or loss.


Mortgage Securities--Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various Governmental, Government-related and private organizations. Portfolios may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of investment grade quality.


There are two methods of trading mortgage-backed securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupon Treasury Bonds), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.


Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on mortgage securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease

-------------------------------------------------------------------------------
MAS Funds - 32        Terms in bold type are defined in the Prospectus Glossary
further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Municipals--Municipal Securities: are debt obligations issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipal securities include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.


Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the portfolio) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. The portfolios eligible to purchase municipal bonds may also purchase AMT bonds. AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.


Debt of Government Agencies, Authorities and Commissions: Certain state-created agencies have statutory authorization to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed; it is not an obligation of the Commonwealth. Some of these agencies, however, such as the Delaware River Joint Toll Bridge Commission, are indirectly dependent on Commonwealth funds through various state- assisted programs.

Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

Repurchase Agreements: are transactions by which a portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usu-

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 33
ally within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.

Pursuant to an order issued by the Securities and Exchange Commission, the Fund's portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each portfolio's participation in the income from jointly purchased repurchase agreements will be based on that portfolio's percentage share in the total purchase agreement.

Rights: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBS--Stripped Mortgage-Backed Securities: are Derivatives in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.


Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a portfolio's limitations on investment in illiquid securities.

Structured Notes: are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Swaps--Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified

-------------------------------------------------------------------------------
MAS Funds - 34        Terms in bold type are defined in the Prospectus Glossary
index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two returns. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Trustees.

Possible Risks: Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a portfolio's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolios would be less favorable than it would have been if this investment technique were not used.

U.S. Governments--U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.

Warrants: are options issued by a corporation which give the holder the option to purchase stock.


When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by a portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although a portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. A portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.


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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 35

Zero Coupons--Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

GENERAL SHAREHOLDER INFORMATION

PURCHASE OF SHARES

Adviser Class Shares are available to Shareholders with combined investments of $500,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others.


Adviser Class Shares of each portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. Such portfolios determine net asset value as described under Other Information-Valuation of Shares each day that the portfolios are open for business. See Other Information-Closed Holidays and Valuation of Shares.


Initial Purchase by Mail: Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Registration Form (provided at the end of the prospectus) and mailing it to the MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868 together with a check ($500,000 minimum) payable to MAS Funds.

The portfolios requested should be designated on the Account Registration Form. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited at the net asset value per share of the portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund. Please note that purchases made by check in any portfolio are not permitted to be redeemed until payment of the purchase has been collected, which may take up to eight business days after purchase. Shareholders can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire: Subject to acceptance by the Fund, Adviser Class Shares of each portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank, The Chase Manhattan Bank (see instructions below). A completed Account Registration Form should be forwarded to MAS Funds' Client Services Group in advance of the wire. For all portfolios, notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value. Adviser Class Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds Wire in a specified amount to the Fund's Custodian Bank using the following wiring instructions:

                      The Chase Manhattan Bank
                      1 Chase Manhattan Plaza
                      New York, NY 10081
                      ABA #021000021
                      DDA #910-2-734143
                      Attn: MAS Funds Subscription Account
                      Ref: (Portfolio Name, Account Number, Account Name)


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MAS Funds - 36        Terms in bold type are defined in the Prospectus Glossary

Additional Investments: Additional investments of Adviser Class Shares at net asset value may be made at any time (minimum investment $1,000) by mailing a check (payable to MAS Funds) to MAS Funds' Client Services Group at the address noted under Initial Investments by Mail or by wiring Federal Funds to the Custodian Bank as outlined above. Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. For all portfolios, notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value.


Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of Adviser Class Shares of any of its portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and subsequent investment amounts.

Purchases of a portfolio's Adviser Class Shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


Adviser Class Shares of the Fund's portfolios are also sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (Shareholder Organizations). Investors purchasing and redeeming shares of the portfolios through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund may pay compensation to or receive compensation from Shareholder Organizations for the sale of Adviser Class Shares.


REDEMPTION OF SHARES

Adviser Class Shares of each portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of Adviser Class Shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption which is based on the market value of the investment securities held by the portfolio. See other Information-Closed Holidays and Valuation of Shares.


By Mail: Each portfolio will redeem Adviser Class Shares at the net asset value next determined after the request is received in good order. Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.


To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees (see Signature Guarantees); and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 37

Signature Guarantees: To protect your account, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact MAS Funds' Client Services Group for further details.

By Telephone: Provided the Telephone Redemption Option has been authorized by the shareholder on the Account Registration Form, a redemption of shares may be requested by calling MAS Funds' Client Services Group and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares.


By Facsimile: Written requests in good order (see above) for redemptions, exchanges, and transfers may be forwarded to the Fund via facsimile. All requests sent to the Fund via facsimile must be followed by a telephone call to MAS Funds' Client Services Group to ensure that the instructions have been properly received by the Fund. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.


Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date of redemption at times when the NYSE, the Custodian, or the Fund is closed (see Other
Information-Closed Holidays) or under any emergency circumstances as determined by the Securities and Exchange Commission.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

SHAREHOLDER SERVICES


Exchange Privilege: Each portfolio's Adviser Class Shares may be exchanged for shares of the Fund's other portfolios offering Adviser Class Shares based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to portfolios that are registered for sale in a shareholder's state of residence. There are no exchange fees. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Because an exchange of shares amounts to a redemption from one portfolio and purchase of shares of another portfolio, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange between portfolios is considered a sale and purchase of shares. The sale of shares may result in a capital gain or loss for tax purposes.


-------------------------------------------------------------------------------
MAS Funds - 38        Terms in bold type are defined in the Prospectus Glossary

The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.


Transfer of Registration: The registration of Fund shares may be transferred by writing to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. As in the case of redemptions, the written request must be received in good order as defined above. Unless shares are being transferred to an existing account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party.


VALUATION OF SHARES


Mid Cap Growth and Value Portfolios:

Net asset value per share is determined by dividing the total market value of each portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Equity Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed Equity Securities is taken from the exchange where the security is primarily traded. Equity Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted Equity Securities and listed U.S. Equity Securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods approved by the Trustees.


Fixed Income, High Yield and Limited Duration Portfolios:

Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Bonds and other Fixed-Income Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars.

Net asset value includes interest on bonds and other Fixed-Income
Securities which is accrued daily. Bonds and other Fixed-Income Securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other Fixed-Income Securities this ordinarily will be the over-the-counter market.

However, bonds and other Fixed-Income Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other Fixed-Income Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 39
valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), will be valued in good faith at fair value using methods approved by the Board of Trustees.

Balanced Portfolio: Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share of the Balanced Portfolio is determined as of the latter of the close of the NYSE or one hour after the close of the bond markets on each day the portfolios are open for business. Equity, fixed-income and other securities held by the portfolios will be valued using the policies described above.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES: Dividends and Capital Gains Distributions: The Fund maintains different dividend and capital gain distribution policies for each portfolio. These are:

o The Value, Fixed Income, High Yield, Limited Duration and Balanced Portfolios normally distribute substantially all of their net investment income to shareholders in the form of quarterly dividends.

o The Mid Cap Growth Portfolio normally distributes substantially all of its net investment income in the form of annual dividends.

If any portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.

If any net capital gains are realized from the sale of underlying securities, the portfolios normally distribute such gains with the last dividend for the calendar year.

All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.

In all portfolios undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.


Certain Mortgage Securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on behalf of the shareholders by the portfolio in accordance with its investment objectives and policies.

Federal Taxes: The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to


-------------------------------------------------------------------------------
MAS Funds - 40        Terms in bold type are defined in the Prospectus Glossary
present a detailed explanation of the federal income tax treatment of the portfolio or its shareholders. In addition, state and local tax consequences of an investment in the portfolio may differ from the Federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.

Each portfolio of the Fund intends to qualify for taxation as a regulated investment company under the Internal Revenue Code of 1986 (the "Code") so that each portfolio will not be subject to Federal income tax to the extent it distributes net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) to shareholders. Each Portfolio is treated as a separate entity for Federal income tax purposes and is not combined with any of the Funds' other portfolios. Dividends, either in cash or reinvested in shares, paid by a portfolio from net investment income will be taxable to shareholders as ordinary income. In the case of the Value, Mid Cap Growth, and Balanced Portfolios, such dividends paid to corporate shareholders will generally qualify in part for the dividends received deduction for corporations to the extent attributable to dividends received by such portfolios from domestic corporations. The Fund will send each shareholder of such portfolios a statement each year indicating the amount of the dividend income which qualifies for such treatment.

Whether paid in cash or additional shares of a portfolio, and regardless of the length of time the shares in such portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, and are not eligible for the dividends received deduction for corporations. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by a portfolio. Such dividends and distributions may also be subject to state and local taxes.


Exchanges and redemptions of shares in a portfolio are taxable events for Federal income tax purposes. Individual shareholders may also be subject to state and municipal taxes on such exchanges and redemptions.


Each portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the Federal excise tax. To do so, each portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year. Dividends declared in October, November or December by a portfolio will be deemed to have been paid by such portfolio and received by shareholders on December 31st of the year declared provided that the dividends are paid before February 1 of the following year.


The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.


Foreign Income Taxes: Investment income received by the portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into Tax Treaties with many foreign countries which entitle these portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the portfolios' assets to be invested within various countries is not known. The portfolios intend to operate so as to qualify for treaty reduced rates of tax where applicable. No portfolio will be able to elect to treat shareholders as having paid their proportionate share of such taxes for foreign tax credit purposes.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 41

   State and Local Taxes: The Fund is formed as a Pennsylvania Business Trust and therefore is not liable, under current law, for any corporate income or franchise tax of the Commonwealth of Pennsylvania. The Fund will provide Pennsylvania taxable values on a per share basis upon request.

   TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

   INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the Adviser), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Group, Inc., and is located at One Tower Bridge, West Conshohocken, PA 19428. Miller Anderson & Sherrerd, LLP is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of the date of this prospectus had in excess of $40.9 billion in assets under management.


   Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, each portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the portfolio's average daily net assets for the quarter:

                                                             Rate
                                                            -------
                  Mid Cap Growth Portfolio                   .500%
                  Value Portfolio                            .500
                  Fixed Income Portfolio                     .375
                  High Yield Portfolio                       .375
                  Limited Duration Portfolio                 .300
                  Balanced Portfolio                         .450



Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain other expenses to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets for the Adviser Class of Value and Limited Duration Portfolios from exceeding 0.900% and 0.700%, respectively.

For the fiscal year ended September 30, 1996, the Adviser received the following as compensation for its services:

                                                              Rate
                                                            -------
                  Mid Cap Growth Portfolio                   .500%
                  Value Portfolio                            .500
                  Fixed Income Portfolio                     .375
                  High Yield Portfolio                       .375
                  Limited Duration Portfolio                 .300
                  Balanced Portfolio                         .450

-------------------------------------------------------------------------------
MAS Funds - 42        Terms in bold type are defined in the Prospectus Glossary

PORTFOLIO MANAGEMENT:


The investment professionals of MAS who are primarily responsible for the day-to-day management of the Fund's portfolios are as follows:


Mid Cap Growth Portfolio: Arden C. Armstrong and Abhi Y. Kanitkar;

Value Portfolio: Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich;


Fixed Income: Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley;


High Yield Portfolio: Stephen F. Esser, Thomas L. Bennett and Robert E.
Angevine;


Limited Duration Portfolio: Ellen D. Harvey, Scott F. Richard and Christian
G. Roth;


Balanced Portfolio: Thomas L. Bennett, John D. Connolly, Gary G. Schlarbaum, Horacio A. Valeiras and Richard B. Worley;


A description of their business experience during the past five years is as follows:


Robert E. Angevine, Principal, Morgan Stanley, joined Morgan Stanley Asset Management in 1988. He assumed responsibility for High Yield Portfolio in 1996.

Arden C. Armstrong, Managing Director, Morgan Stanley, joined MAS in 1986. She assumed responsibility for the Mid Cap Growth Portfolio in 1990.

Richard M. Behler, Principal, Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management and as Senior Vice President for Merrill Lynch Economics from 1987 through 1992. He assumed responsiblity for the Value Portfolio in 1996.

Thomas L. Bennett, Managing Director, Morgan Stanley, joined MAS in 1984. He assumed responsibility for the Fixed Income Portfolio in 1984, the High Yield Portfolio in 1985 and the Balanced Portfolio in 1992.

John D. Connolly, Principal, Morgan Stanley, joined MAS in 1990. He assumed responsibility for the Mid Cap Growth Portfolio in 1990 and the Balanced Portfolio in 1992.

Kenneth B. Dunn, Managing Director, Morgan Stanley, joined MAS in 1987. He assumed responsibility for the Fixed Income Portfolio in 1987.

Stephen F. Esser, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the High Yield Portfolio in 1989.

Ellen D. Harvey, Principal, Morgan Stanley, joined MAS in 1984. She assumed responsibility for the Limited Duration Portfolio in 1992.

Nicholas J. Kovich, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Value Portfolio in 1997.

Robert J. Marcin, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Value Portfolio in 1990.

Scott F. Richard, Managing Director, Morgan Stanley, joined MAS in 1992. He served as Vice President, Head of Fixed Income Research & Model Development for Goldman, Sachs & Co. From 1987 to 1991 and as Head of Mortgage Research in 1992. He assumed responsibility for the Limited Duration Portfolio in 1994.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 43

Christian G. Roth, Principal, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Limited Duration Portfolio in 1994.

Gary G. Schlarbaum, Managing Director, Morgan Stanley; Director, MAS Fund Distribution, Inc.; joined MAS in 1987. He assumed responsibility for the Balanced Portfolio in 1992.

Horacio A. Valeiras, Principal, Morgan Stanley; joined MAS in 1992. He served as an International Strategist from 1989 through 1992 for Credit Suisse First Boston and as a Director-Equity Research in 1992. He assumed responsibility for the Balanced Portfolio in 1996.

Richard B. Worley, Managing Director, Morgan Stanley, joined MAS in 1978. He assumed responsibility for the Fixed Income Portfolio in 1984 and the Balanced Portfolio in 1992.

ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.

DISTRIBUTION PLAN: Adviser Class Shares are sold without a sales charge, but are subject to a Rule 12b-1 fee. The Fund, on behalf of the applicable portfolio, will make monthly payments to the Fund's distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to .25% of each portfolio's average daily net assets attributable to Adviser Class Shares. The Fund's distributor will use the Rule 12b-1 fee it receives for (i) compensation for its services in connection with distribution assistance or provision of shareholder or account maintenance services, or (ii) payments to financial intermediaries, plan fiduciaries, and investment professionals, including the Adviser, for providing distribution support services, and/or account maintenance services to shareholders (including, where applicable, any underlying beneficial owners) of Adviser Class Shares.


GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the portfolios for their clients.


Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. MAS may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley Group Inc., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.


-------------------------------------------------------------------------------
MAS Funds - 44        Terms in bold type are defined in the Prospectus Glossary

OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-six portfolios.

The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Meetings of shareholders will not be held except as required by the Investment Company Act of 1940, as amended, and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.


As of January 2, 1997, Wendell & Co. (New York, NY) owned a controlling interest (as that term is defined by Investment Company Act of 1940, as amended) of the Balanced Portfolio.

Custodians: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.

Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Fund's Transfer Agent and dividend disbursing agent.

Reports: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.


Litigation: The Fund is not involved in any litigation.


Closed Holidays: Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 45

TRUSTEES AND OFFICERS


The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Director, Morgan Stanley Universal Funds, Inc.

Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Federal National Mortgage Association; Director, Reliance Group Holdings; Director, Melville Corporation.


Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.


Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

Vincent R. McLean, Trustee; Director, Alexander and Alexander Services, Inc.; Director, Legal and General America, Inc.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).


C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital
Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

-------------------------------------------------------------------------------


James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund
Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.

Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

Douglas W. Kugler, CFA, Treasurer, MAS Funds; Vice President, Morgan
Stanley; Head of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP; formerly Assistant Vice President, Provident Financial Processing
Corporation.

John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius, LLP; formerly Attorney, Ropes & Gray.


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MAS Funds -46         Terms in bold type are defined in the Prospectus Glossary

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 47

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MAS Funds - 48        Terms in bold type are defined in the Prospectus Glossary

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 49

MAS LOGO -------------------------------------------- ACCOUNT REGISTRATION FORM
--------
MAS FUNDS                                        MAS Fund Distribution, Inc.
                                                 General Distribution Agent


-----------------------------------------------------------------------------
/1/
REGISTRATION/PRIMARY MAILING ADDRESS


Confirmations and month-end statements will be mailed to this address.


------------------------------------------------------------------------------

------------------------------------------------------------------------------
Attention
         ---------------------------------------------------------------------
Street or P.O. Box
                  ------------------------------------------------------------
City                                State                 Zip        -
    --------------------------------     ----------------    -------- --------
Telephone No.         -           -
             --------  ----------  -----------------


Form of Business Entity: / / Corporation  / / Partnership
                         / / Trust  / / Other


                        --------------------------------------------------

Type of Account: / / Defined Benefit Plan   / / Defined Contribution Plan
                          / /  Profit Sharing/Thrift Plan
                 / / Other Employee Benefit Plan

                     ------------------------------------------------------
                 / / Endowment  / / Foundation  / / Taxable  / / Other (Specify)

                     ------------------------------------------------------
/ / United States Citizen   / / Resident Alien  / / Non-Resident Alien, Indicate
                                                    Country of Residence

                                                    ----------------------------
================================================================================
/2/
INTERESTED PARTY OPTION
In addition to the account statement sent to the above registered address, the Fund is authorized to mail duplicate statements to the name and address provided at right.

For additional interested party mailings, please attach a separate sheet.

Attention
         ----------------------------------------------------------------------
Company
(If Applicable)
               ----------------------------------------------------------------
Street or P.O. Box
                  -------------------------------------------------------------
City                        State                   Zip              -
    ------------------------     -------------------   -------------- ---------
Telephone No.           -          -
             ----------- ---------- -----------
===============================================================================

/3/ INVESTMENT
    For Purchase of:



         / / Mid Cap Growth Portfolio                    $_________________
         / / Value Portfolio                             $_________________
         / / Fixed Income Portfolio                      $_________________
         / / High Yield Portfolio                        $_________________
         / / Limited Duration Portfolio                  $_________________
         / / Balanced Portfolio                          $_________________





/4/
    TAXPAYER IDENTIFICATION NUMBER
    Part 1.
                          Social Security Number
                              --           --
                      -------    ---------    --------
                                    or
                      Employer Identification Number
                                 -
                            ----- --------------
    Part 2. BACKUP WITHHOLDING
    / / Check the box if the account is subject to
    Backup Withholding under the provisions of
    Section 3406(a)(1)(C) of the Internal Revenue Code.
-------------------------------------------------------------------------------
                            IMPORTANT TAX INFORMATION

You (as a payee) are required by law to provide us (as payer) with your current taxpayer identification number. Accounts that have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31% rate on ordinary income and capital gains distribution as well as redemptions. Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.

You may be notified that you are subject to backup withholding under section 3406(a)(1)(C) because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment. If you have been so notified, check the box in
PART 2 at left.
===============================================================================
MILLER
ANDERSON
& SHERRERD, LLP
         ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
SIDE ONE OF TWO

MAS LOGO
--------
MAS FUNDS

===============================================================================
/5/ TELEPHONE REDEMPTION OPTION


 Please sign below if you wish to redeem or exchange shares by telephone. Redemption proceeds requested by phone may only be mailed to the account's primary registration address or wired according to bank instructions provided in writing. A signature guarantee is required if the bank account listed below is not registered identically to your Fund Account.

 The Fund and its agents shall not be liable for reliance on phone instructions reasonably believed to be genuine. The Fund will maintain procedures designed to authenticate telephone instructions received.

 Telephone requests for redemptions or exchanges will not be honored unless signature appears below.

 (X)
 ---------------------------------------------------------------------------
 Signature                                                              Date

===============================================================================
/6/ WIRING INSTRUCTIONS -- The instructions provided below may only be changed by written notification.

    Please check appropriate box(es):

    / / Wire redemption proceeds
    / / Wire distribution proceeds (please complete box /7/ below)

  --------------------------------------------------  ----------------------
   Name of Commercial Bank (Net Savings Bank)            Bank Account No.

  --------------------------------------------------------------------------
               Name(s) in which your Bank Account is Established

  --------------------------------------------------------------------------
                             Bank's Street Address

  --------------------------------------------  ----------------------------
   City           State         Zip                  Routing/ABA Number

===============================================================================


/7/ DISTRIBUTION OPTION -- Income dividends and capital gains distributions
    (if any) will be reinvested in additional shares if no box is checked below. The instructions provided below may only be changed by written notification.


   / / Income dividends and capital gains to be paid in cash.

   / / Income dividends to be paid in cash and capital gains distribution in additional shares.


   / / Income dividends and capital gains to be reinvested in additional shares.


  If cash option is chosen, please indicate instructions below:

   / / Mail distribution check to the name and address in which account is registered.

   / / Wire distribution to the same commercial bank indicated in Section 6 above.

===============================================================================

/8/ WIRING INSTRUCTIONS

    For purchasing Shares by wire, please send a Fedwire payment to:


    The Chase Manhattan Bank
    1 Chase Manhattan Plaza
    New York, NY 10081
    ABA# 021000021
    DDA# 910-2-734143
    Attn: MAS Funds Subscription Account
    Ref. (Portfolio name, your Account number, your Account name)


===============================================================================
SIGNATURE(S) OF ALL HOLDERS AND TAXPAYER CERTIFICATION
The undersigned certify that I/we have full authority and legal capacity to purchase shares of the Fund and affirm that I/we have received a current Prospectus of the MAS Funds and agree to be bound by its terms. Under penalties of perjury I/we certify that the information provided in Section 4 above is true, correct and complete. The Internal Revenue Service does not require your consent to any provision of the document other than the certifications required to avoid backup withholding.


(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

This application is separate from the prospectus.


--------------------------
  FOR INTERNAL USE ONLY

(X)
--------------------------
Signature             Date

--------------------------
O / / F / / OR  / / S / /
--------------------------
===============================================================================

MILLER
ANDERSON
& SHERRERD, LLP
         ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
                                                                SIDE TWO OF TWO

                               JANUARY 31, 1997



            Investment Adviser and Administrator:    Transfer Agent:

            Miller Anderson & Sherrerd, LLP          Chase Global Funds
            One Tower Bridge                         Services Company
            West Conshohocken,                       73 Tremont Street
            Pennsylvania 19428-2899                  Boston, Massachusetts
                                                     02108-0913

                               General Distribution Agent:

                               MAS Fund Distribution, Inc.
                               One Tower Bridge
                               P.O. Box 868
                               West Conshohocken,
                               Pennsylvania 19428-0868

                              TABLE OF CONTENTS

                                                      Page
 -----------------------------------------------------------
Fund Expenses  ............................             2
Prospectus Summary  .......................             4
Financial Highlights  .....................             7
Yield and Total Return  ...................            10
Investment Suitability  ...................            11
Investment Limitations  ...................            12
Portfolio Summaries  ......................            14
Equity Investments  .......................
Fixed-Income Investments  .................            16
Prospectus Glossary:
 Strategies  ..............................            20
 Investments  .............................            25
General Shareholder Information  ..........            36
   Purchase of Shares .....................            36
   Redemption of Shares ...................            37
   Shareholder Services ...................            38
   Valuation of Shares ....................            39
   Dividends, Capital Gains Distributions .
    and Taxes .............................            40
Investment Adviser  .......................            42
Portfolio Management  .....................            43
Administrative Services  ..................            44
General Distribution Agent  ...............            44
Portfolio Transactions  ...................            44
Other Information  ........................            45
Trustees and Officers  ....................            46

-------------------------------------------------------------------------------
MAS Funds - 51

----------------------------------------------------------------MAS------------
                                                             ---------
                                                             MAS FUNDS










                                                      ------------------------
                                                      ADVISER CLASS PROSPECTUS
                                                      ------------------------












                  MILLER
                  ANDERSON
                  & SHERRERD, LLP

----------------- ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185

--LOGO------------------------------------------------------------PROSPECTUS---



                               January 31, 1997

--------------------------------------------------------------------------------
Client Services: 1-800-354-8185    Prices and Investment Results: 1-800-522-1525
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
MAS Funds (the Fund) is a no-load mutual fund consisting of twenty-six portfolios, three of which are described in this prospectus. The Advisory Foreign Fixed Income, Advisory Mortgage and Emerging Markets Portfolios are available only to private advisory clients of Miller Anderson & Sherrerd, LLP ("MAS" or "the Adviser") Adviser to MAS Funds. The Advisory Mortgage Portfolio is a diversified investment company and the Advisory Foreign Fixed Income and Emerging Markets Portfolios are non-diversified investment companies. The investment objective of each portfolio is described with its investment policies as referenced below.
-------------------------------------------------------------------------------


     PORTFOLIO OBJECTIVES                  PAGE REFERENCE
     --------------------                  --------------
     Advisory Foreign Fixed Income                 9
     Advisory Mortgage                             9
     Emerging Markets                             10



-------------------------------------------------------------------------------
This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1997 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.
-------------------------------------------------------------------------------


        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
             THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                         ADEQUACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MILLER
ANDERSON
& SHERRERD, LLP__ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185--

The following tables illustrate the various expenses and fees that a shareholder for that portfolio will incur either directly or indirectly. The expenses and fees set forth below are based on each portfolio's operations during the fiscal year ended September 30, 1996.


     Shareholder Transaction Expenses:
     Sales Load Imposed on Purchases                             None
     Sales Load Imposed on Reinvested  Dividends                 None
     Redemption Fees                                             None
     Exchange Fees                                               None

     Annual Fund Operating Expenses:
     (as a percentage of average net assets after fee waivers)
     12b-1 Fees                                                  None


                                   Investment                        Total
                                    Advisory          Other        Operating
Portfolio                             Fees          Expenses        Expenses
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income         0.000%*         0.124%         0.124%
Advisory Mortgage                     0.000*          0.089          0.089
Emerging Markets                      0.636           0.544          1.180


Where applicable as described in Financial Highlights, the Total Operating Expense ratios reflected in the table above may be higher than the ratio of expenses actually deducted from portfolio assets because of the effect of expense offset arrangements. The result of such arrangements is to offset expense that otherwise would be deducted from portfolio assets.

* Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets from exceeding 0.15%, 0.08% and 1.18% for the Advisory Foreign Fixed Income, Advisory Mortgage and Emerging Markets Portfolios, respectively. Absent these fee waivers by the Adviser, Total Operating Expenses would be 0.50%, 0.48% and 1.29% for the Advisory Foreign Fixed Income, Advisory Mortgage and Emerging Markets Portfolios, respectively.


EXAMPLE

The purpose of this table is to assist in understanding the various expenses that a shareholder in a portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.


 Portfolio                        1 year      3 year      5 year     10 year
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income       $ 1        $ 4         $ 7         $ 15
Advisory Mortgage                     1          3           5           12
Emerging Markets                     12         37          65          143


--------------------------------------------------------------------------------
MAS Funds - 2              Terms in bold type are defined in Prospectus Glossary

                          HOW TO USE THIS PROSPECTUS


A PROSPECTUS SUMMARY begins on page 3;

FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page 5;

GENERAL INFORMATION and the INVESTMENT LIMITATIONS pertinent to the portfolios begin on page 6;

SUMMARY PAGES of each portfolio's Objective, Policies and Strategies can be found on page 9;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 11;

GENERAL INFORMATION begins on page 24.
A TABLE OF CONTENTS is presented on the last page of this Prospectus.


                              PROSPECTUS SUMMARY

The Advisory Foreign Fixed Income Portfolio seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-grade Foreign Bonds and Derivatives. The portfolio is available only to private advisory clients of Miller Anderson & Sherrerd, LLP.

The Advisory Mortgage Portfolio seeks to achieve returns consistent with returns generated by the market for Mortgage Securities by investing primarily (at least 65% of its assets under normal circumstances) in mortgage securities. The portfolio's average weighted maturity will ordinarily be greater than seven years. The portfolio is available only to private advisory clients of Miller Anderson & Sherrerd, LLP.


The Emerging Markets Portfolio seeks to achieve long-term capital growth by investing primarily in Common Stocks of Emerging Market Issuers. [The portfolio is available only to private advisory clients of Miller Anderson & Sherrerd LLP.]

RISK FACTORS: Prospective investors in the Portfolios should consider the following factors as they apply to each Portfolio's allowable investment policies. See the Prospectus Glossary for more information on terms printed in bold type.
o Each portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;
o Each portfolio may participate in a Securities Lending program which entails a risk of loss should the borrower fail financially;
o Fixed-Income Securities that may be acquired by the Portfolios will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa;
o Each portfolio may purchase securities on a When-Issued basis. Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;
o Each portfolio may invest a portion of its assets in Derivatives securities including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so;
o Each portfolio may invest in certain instruments such as Forwards, certain types of Futures & Options, certain types of Mortgage Securities and When-Issued Securities which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, a portfolio may lose flexibility in managing its investments properly responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses;

--------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary              MAS Funds - 3

o Investments in floating rate securities (Floaters) and inverse floating rate securities (Inverse Floaters) and Mortgage-Backed Securities (Mortgage Securities) including principal-only and interest-only Stripped Mortgage-Backed Securities (SMBS), may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets);
o Investments in foreign securities involves certain special considerations which are not typically associated with investing in U.S. companies. See Foreign Investing. A portfolio investing in foreign securities may also engage in foreign currency exchange transactions; and,
o The Advisory Foreign Fixed Income and Emerging Markets Portfolios are Non-Diversified for purposes of the Investment Company Act of 1940, as amended, meaning that they may invest a greater percentage of assets in the securities of one issuer than other portfolios.


HOW TO INVEST: Shares of each portfolio are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Investment is available only to advisory clients of MAS.

HOW TO REDEEM: Shares of each portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.


THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley Group, Inc., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment counseling services to employee benefit plans, endowment funds, foundations and other institutional investors, and as of the date of this Prospectus had in excess of $40.9 billion in assets under management.

THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.

ADMINISTRATIVE SERVICES: The Adviser provides the Fund directly, or through third parties, with fund administration services. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, serves as Transfer Agent to the Fund. See Administrative Services.

--------------------------------------------------------------------------------
MAS Funds - 4              Terms in bold type are defined in Prospectus Glossary

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

     Selected per share data and ratios for a share outstanding throughout each period


The following information provides selected per share data and ratios for the shares outstanding of the Advisory Foreign Fixed Income, Advisory Mortgage and Emerging Markets Portfolios throughout the periods presented and is part of the Portfolios' audited Annual Report to Shareholders for the period ended
  September 30, 1996 which is incorporated by reference in the Statement of Additional Information. The following should be read in conjunction with the
    Fund's financial statements which are included in the Annual Report to Shareholders and including the notes thereto. The Portfolio's financial statements for the year ended September 30, 1996 have been examined by Price
     Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information.


                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gains
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net       Other
        of Period     Income      unrealized)    Activities       income)     capital gains)   Distributions
---------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio (Commencement of Operations 10/7/94)##
1996     $10.80       $0.68          $1.02          $1.70        ($ 0.66)        ($ 0.11)            --
1995      10.00        0.74           0.44           1.18          (0.38)          --                --
Advisory Mortgage Portfolio (Commencement of Operations 4/12/95)##
1996     $10.41       $0.72         ($0.06)        ($0.66)       ($ 0.72)        ($ 0.03)        ($0.03)+
1995      10.00        0.25           0.35           0.60          (0.19)          --                --
Emerging Markets Portfolio (Commencement of Operations 2/28/95)##
1996     $11.63       $0.19          $0.45          $0.64        ($ 0.17)        ($ 0.58)
1995      10.00        0.10           1.53           1.63           --             --                --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio     Average
            Total        End of       Total       Period      to Average   to Average    Turnover   Commission
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate       Rate###
---------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio (Commencement of Operations 10/7/94)##
1996       ($ 0.77)      $11.73       16.47%    $  236,092       0.12%++      6.06%        170%
1995         (0.38)       10.80       12.12        537,133       0.16*++      7.44*         96
Advisory Mortgage Portfolio (Commencement of Operations 4/12/95)##
1996       ($ 0.78)      $10.29        6.56%    $1,974,592       0.09%++      7.17%        139%
1995         (0.19)       10.41        6.03      1,443,038       0.10*++      6.72*        110
Emerging Markets Portfolio (Commencement of Operations 2/28/95)##
1996       ($ 0.75)      $11.52        6.21%    $   32,984       1.18%++      1.62%        108%       $0.0014
1995         --           11.63       16.30         42,459       1.18*++      2.04*         63


  * Annualized
 ** Total return figures for partial years are not annualized.
  + Represents distributions in excess of realized net gain.
 ++ The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Advisory Foreign Fixed Income, Advisory Mortgage and Emerging Markets Portfolios from exceeding 0.15%, 0.08% and 1.18% respectively. Voluntarily waived fees and reimbursed expenses totalled 0.38%*, 0.49%* and 0.29%*, respectively, for the period ended September 30, 1995 and 0.38%, 0.39% and 0.11%, respectively, for the year ended September 30, 1996.
 ## For the periods ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.15%* and 0.08%*, respectively, for 1995 and 0.12% and 0.08% for 1996. The Ratio of Expenses to Average Net Assets for the Emerging
    Markets Portfolio also excluded such offers but would not significantly differ with their inclusion.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate paid for trades on which commissions were charged.


--------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary              MAS Funds - 5

YIELD AND TOTAL RETURN


From time to time each portfolio of the Fund advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations). When considering average total return figures for periods longer than one year, it is important to note that a portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.


In addition to average annual total return, a portfolio may also quote an aggregate total return for various periods representing the cumulative change in value of an investment in a portfolio for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g. income dividends or returns for specific types of securities such as industry or country types).

The yield of a portfolio is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during the 30-day period stated in the advertisement by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees that are charged to all shareholder accounts and any non recurring charges for the period stated. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the portfolio's reports to shareholders. A portfolio may also advertise or quote a yield which is gross of expenses.

The performance of a portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Statement of Additional Information. The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report will be provided without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.

GENERAL INFORMATION

The following information relates to each portfolio of the Fund and should be read in conjunction with the specific information about each portfolio.


Objectives: Each portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by a portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. The Advisory Foreign Fixed Income and Advisory Mortgage Portfolio will seek to produce total return by actively trading portfolio securities. The achievement of any portfolio's objective cannot be assured.

Suitability: The portfolios are designed for advisory clients of MAS who are investing in the Fund as part of a larger investment and who, as long-term investors, can accept the risks entailed in investing in the stock and bond markets.


Securities Lending: Each portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters
--------------------------------------------------------------------------------
MAS Funds - 6              Terms in bold type are defined in Prospectus Glossary
of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, a portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.

Illiquid Securities/Restricted Securities: Each of the portfolios may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.

Turnover: The Adviser manages the portfolios generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.


With respect to the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios, the annual turnover rate will ordinarily exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities. Portfolio turnover rates for the portfolios as of September 30, 1996 are as follows: Advisory Foreign Fixed Income - 170%, Advisory Mortgage - 139% and Emerging Markets - 108%. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a portfolio. Trading in Fixed-Income Securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.


Cash Equivalents/Temporary Defensive Investing: Although each portfolio intends to remain substantially fully invested, a small percentage of a portfolio's assets are generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of each portfolio. Any portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in cash equivalents or in any of the Fixed-Income Securities listed for that portfolio without limit. In addition, the Adviser may, for temporary defensive purposes, decrease the average weighted maturity or duration of a portfolio without regard to that portfolio's usual average weighted maturity.

Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in a portfolio's specific investment policies, a portfolio will not concentrate investments in any one industry.

Investment Limitations: Each portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:


(a) with respect to 75% of its assets, a portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This limitation is not applicable to the Advisory Foreign Fixed Income and Emerging Markets Portfolios. However, all Portfolios will comply with the diversification requirements imposed by Sub-Chapter M of the Internal Revenue Code;

(b) with respect to 75% of its assets, a Portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer. This limitation is not applicable to the Advisory Foreign Fixed Income and Emerging Markets Portfolios. However, all Portfolios will comply with the diversification requirements imposed by Sub-Chapter M of the Internal Revenue Code;

--------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary              MAS Funds - 7

(c) a portfolio will not acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however, that (1) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when any such portfolio adopts a temporary defensive position; (2) with respect to the Emerging Markets Portfolio, utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (3) with respect to the Emerging Markets Portfolio, financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (4) asset-backed securities will be classified according to the underlying assets securing such securities; and (5) the Advisory Mortgage Portfolio will concentrate in Mortgage Securities.

(d) a portfolio will not make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into Repurchase Agreements, (ii) by lending its portfolio securities and (iii) by lending portfolio assets to other portfolios of the Fund, so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended or the Rules and Regulations, or interpretations or orders of the Securities and Exchange Commission thereunder;

(e) a portfolio will not borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(f) a portfolio may pledge, mortgage or hypothecate assets in an amount up to 50% of its total assets, provided that each portfolio may also segregate assets without limit in order to comply with the requirements of Section 18(f) of the Investment Company Act of 1940, as amended, and applicable interpretations thereof published from time to time by the Securities and Exchange Commission and its staff; and

(g) a portfolio will not invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Limitations (a), (b), (c), (d), and (e), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of each portfolio. The other investment limitations described here and in the Statement of Additional Information are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. Investment limitations
(a) and (b) are not fundamental policies for the Advisory Foreign Fixed Income or Emerging Markets Portfolios. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.


--------------------------------------------------------------------------------
MAS Funds - 8              Terms in bold type are defined in Prospectus Glossary

Advisory Foreign Fixed Income Portfolio -
(a non-diversified portfolio available only to advisory clients of MAS)

Objective:                 To achieve above-average total return over a
                           market cycle of three to five years,
                           consistent with reasonable risk, by investing primarily in investment grade fixed-income securities of foreign issuers.

Approach:                  The Portfolio is available only to the
                           Adviser's private advisory clients.

Policies:                  Generally at least 65% invested in
                           Fixed-Income Securities of issuers in at least
                           3 countries located outside of the U.S.
                           Derivatives may be used to represent country investments, or otherwise pursue portfolio strategy.
                           May invest all or a portion of assets in U.S.
                           securities as a defensive strategy.

Quality                    100% Investment Grade Securities

Specifications:            Individual Securities Rated A or higher

Maturity and Duration:     Average weighted maturity generally greater
                           than 5 years

 Allowable:        Agencies               Eastern European Issuers       Inverse Floaters            SMBS
Investments:       Asset-Backeds          Floaters                       Investment Companies        Structured Notes
                   Brady Bonds            Foreign Bonds                  Mortgage Securities         Swaps
                   Cash Equivalents       Foreign Currency               Municipals                  U.S. Governments
                   CMOs                   Forwards                       Preferred Stock             When Issued Securities
                   Convertibles           Futures & Options              Repurchase Agreements       Zero Coupons
                   Corporates

Benchmark Index:           Salomon Broad Investment Grade

Strategies:                Foreign Fixed Income Investing
                           Maturity and Duration Management
                           Value Investing
                           Foreign Investing
                           Non-Diversified Status
                           Mortgage Investing

-------------------------------------------------------------------------------

Advisory Mortgage Portfolio - (available only to advisory clients of MAS)

Objective:                 To achieve returns consistent with returns
                           generated by the market for mortgage
                           securities by investing primarily (at least
                           65% of its assets under normal circumstances) in mortgage securities.

Approach:                  The Portfolio is available only to the
                           Adviser's private advisory clients

Policies:                  Generally at least 65% invested in Mortgage
                           Securities
                           Derivatives may be used to pursue portfolio strategy

Quality                    Securities not guaranteed by the U.S.
Specifications:            Government or a private organization will be
                           Investment Grade Securities

Maturity and Duration:     Average weighted maturity generally greater
                           than 7 years
                           Duration generally between 2 and 7 years


 Allowable         Agencies               Floaters                    Mortgage Securities         Swaps
Investments:       Asset-Backeds          Futures & Options           Repurchase Agreements       U.S. Governments
                   Cash Equivalents       Inverse Floaters            SMBS                        When Issued Securities
                   CMOs                   Investment Companies        Structured Notes            Zero Coupons


Benchmark Index:           Lehman Mortgage Index

Strategies:                Mortgage Investing
                           Maturity and Duration Management
                           Value Investing

--------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary              MAS Funds - 9

Emerging Markets Portfolio - (a non-diversified portfolio available only to advisory clients of MAS)

Objective:                 To achieve long-term capital growth by
                           investing primarily in common stocks of
                           emerging markets issuers.

Approach:                  The Adviser evaluates both short-term and
                           long-term international economic trends and relative attrativeness of emerging markets and individual emerging market securities. The
                           Portfolio is available only to the Adviser's private advisory clients.

Policies:                  Generally at least 65% invested in Equity
                           Securities of Emerging Markets Issuers
                           Derivatives may be used to pursue portfolio strategy.


 Allowable         ADRs                   Eastern European Issuers        High Yield                  Structured Investments
Investments:       Agencies               Emerging Markets Issuers        Investment Companies        Structured Notes
                   Brady Bonds            Foreign Bonds                   Investment Funds            Swaps
                   Cash Equivalents       Foreign Currency                Loan Participations         U.S. Governments
                   Common Stocks          Foreign Equities                Preferred Stock             Warrants
                   Convertibles           Forwards                        Repurchase Agreements       When Issued
                   Corporates             Futures & Options               Rights                      Zero Coupons


Comparative Index:         MSCI Emerging Markets Free Index

Strategies:                Emerging Markets Investing
                           Foreign Investing
                           Non-Diversified Status


--------------------------------------------------------------------------------
MAS Funds - 10             Terms in bold type are defined in Prospectus Glossary

                             PROSPECTUS GLOSSARY

           CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS

STRATEGIES


Emerging Markets Investing: The Adviser's approach to emerging markets investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.


As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and/or the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Fixed Income Investing: The Adviser invests in Foreign Bonds and other Fixed-Income Securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency Futures & Options, Forwards and Swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in Foreign Bonds and Foreign Equities involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign Bonds and Foreign Equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Since Foreign Bonds and Foreign Equities may be denominated in foreign currencies, and since a portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.


Although a portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a portfolio's

--------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary              MAS Funds -11
foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a portfolio receives from the companies comprising the portfolio's investments.


High Yield Investing: The Emerging Markets Portfolio may purchase in High
Yield securities which involves investing in these securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.


To the extent a portfolio invests in high yield securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.


The market for high yield securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a portfolio may find it difficult to value its securities accurately. A portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.


Certain types of high yield bonds are non-income paying securities. For example, zero coupon bonds pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the portfolio does not receive periodic cash flow from these investments.


The table below provides a summary of ratings assigned to all U.S. and foreign debt holdings of the Emerging Markets Portfolio with more than 5% invested in High Yield securities as of September 30, 1996 (not including money market instruments). These figures are dollar-weighted averages of month-end portfolio holdings and do not necessarily indicate a portfolio's current or future debt holdings. The portfolio's debt holdings total less than 100% because it also invests in Equity Securities.


                          Emerging Markets Portfolio
            QUALITY
             TSY, AGY, AAA                     0.00%
             AA                                0.00%
             A                                 0.00%
             BAA                               0.50%
             BA                                0.00%
             B                                 1.12%
             CAA                               0.00%
             CA OR BELOW                       0.00%
             Not Available                     9.59%
          TOTAL                               11.21%

--------------------------------------------------------------------------------
MAS Funds - 12             Terms in bold type are defined in Prospectus Glossary

Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in Fixed-Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of MAS's fixed-income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed-income securities. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage Investing: The Advisory Mortgage Portfolio will be primarily (at least 65% of the time under normal circumstances) invested in mortgage-related securities. These include mortgage-backed securities which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association
(GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), other government agencies, and private issuers. It is expected that a portfolio's primary emphasis will be in mortgage-backed securities issued by the various Government-related organizations. However, a portfolio may invest, without limit, in mortgage-backed securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Non-Diversified Status: A portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended. Non-diversified portfolios may invest more than 25% of assets in securities of individual issuers representing greater than 5% each of a portfolio's total assets, whereas diversified invest-

--------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary             MAS Funds - 13
ment companies may only invest up to 25% of assets in positions of greater than 5%. Both diversified and non-diversified portfolios are subject to diversification specifications under the Internal Revenue Code of 1986, as amended, which require that, as of the close of each fiscal quarter, (i) no more than 25% of a portfolio's total assets may be invested in the securities of a single issuer (except for U.S. Government securities) and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer. Because of its non-diversified status, a portfolio may be subject to greater credit and other risks than a diversified investment company.

Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing, whereby MAS seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See Maturity and Duration Management for a description of the other key component of MAS's fixed-income investment strategy.

INVESTMENTS

Each portfolio may invest in the securities defined below in accordance with their listing of Allowable Investments and any quality or policy constraints.


ADRs -- American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders.

Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.


Asset-Backeds: are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.

Possible Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Brady Bonds: are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information. Portfolios will only invest in Brady Bonds consistent with quality specifications.

Cash Equivalents: are short-term fixed-income instruments comprising:

--------------------------------------------------------------------------------
MAS Funds - 14             Terms in bold type are defined in Prospectus Glossary

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

A portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.

Portfolios will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio.


(2) Each portfolio may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);


(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

CMOs--Collateralized Mortgage Obligations: are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

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Terms in bold type are defined in Prospectus Glossary             MAS Funds - 15

Like bonds in general, mortgage-backed securities will generally decline in price when interests rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

Common Stocks: are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.


Convertibles: are convertible bond or shares of convertible Preferred Stock which may be exchanged for a fixed number of shares of common stock at the purchaser's option.

Corporates--corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A portfolio will buy Corporates subject to any quality constraints. If a security held by a portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the Security to be in the best interests of the portfolio.


Depositary Receipts: include both Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") and are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary Receipts may be sponsored or unsponsored. The depositary of unsponsored Depositary Receipts may provide less information to receipt holders.

Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. Each of the Portfolios covered by this Prospectus may enter into over-the-counter Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding CMOs, Forwards, Futures and Options, and SMBS) with counterparties approved by MAS in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to CMOs, Forwards, Futures and Options, SMBS, Structured Investments, Structured Notes and Swaps. See each individual portfolio's listing of Investments to determine which of these the Portfolio may hold.

Eastern European Issuers: The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economies. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes during the 1940's, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

Emerging Markets Issuers: An emerging market security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerg-


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MAS Funds - 16             Terms in bold type are defined in Prospectus Glossary
ing market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. Investing in emerging markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Equity Securities: Commonly include but are not limited to Common Stock, Preferred Stock, ADRs, Rights, Warrants, Convertibles, and Foreign Equities. See each individual portfolio listing of Allowable Investments to determine which of the above the portfolio can hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type.

Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, High Yield Mortgage Securities, SMBS, CMOs, Asset-Backeds, Convertibles, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. See each individual portfolio listing of Allowable Investments to determine which securities a portfolio may hold. Preferred Stock is contained in the definition of Fixed-Income Securities since it exhibits some characteristics commonly associated with that type of security.


Floaters--Floating and Variable Rate Obligations: are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under Foreign Investing.


Foreign Bonds: are Fixed-Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign Mortgage Securities and various other mortgage and asset-backed securities.

Foreign Currency: Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These portfolios may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards).

Foreign Equities: are Common Stock, Preferred Stock, Rights and Warrants of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Foreign Equities also include Depositary Receipts. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies (see Foreign Investing).

Forwards--Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the portfolios may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value


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Terms in bold type are defined in Prospectus Glossary             MAS Funds - 17
relative to other currencies to which a portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.

A portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a portfolio's obligation under the forward contract. On the date of maturity, a portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross-hedges, or a synthetic position, there is an additional risk in that those transactions create residual foreign currency exposure. When a portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge, or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.


Futures & Options--Futures Contracts, Options on Futures Contracts and
Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

A portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

Possible Risks: The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by a portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by a portfolio; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are
(i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.


High Yield: High yield securities are generally considered to be corporate bonds, preferred stocks, and convertible securities rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative-grade debt obligations:

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MAS Funds - 18             Terms in bold type are defined in Prospectus Glossary

    Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

    Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties. . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." C - The rating C is reserved for income bonds on which "no interest is being paid." D - Debt rated D is in "default", and "payment of interest and/or repayment of principal is in arrears."

While these securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.

The risks posed by securities issued under such circumstances are substantial. If a security held by a portfolio is down-graded, the portfolio may retain the security.

Inverse Floaters--Inverse Floating Rate Obligations: are Fixed-Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: The portfolios are permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended, generally prohibits the portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the purchased investment company as well as to the expenses of the portfolio itself. The portfolios may not purchase shares of any affiliated investment company except as permitted by SEC Rule or Order.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market coun-

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Terms in bold type are defined in Prospectus Glossary             MAS Funds - 19
tries through investment funds. Portfolios that may invest in these investment funds are subject to applicable law as discussed under Investment Restrictions and will invest in such investment funds only where appropriate given that the portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in Investment Companies.

Investment Grade Securities: are those rated by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's) or Fitch Investors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality. The Adviser may retain securities if their ratings falls below investment grade if it deems retention of the security to be in the best interests of the portfolio. Any portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

Loan Participations: are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing portfolio to supply additional cash to the borrower on demand. Loan participations involving Emerging Market Issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such loan participations present additional risks of default or loss.

Mortgage Securities--Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various Governmental, Government-related and private organizations. Portfolios may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), non-agency issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage- backed securities purchased by the portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of investment grade quality.


There are two methods of trading mortgage-backed securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis.
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MAS Funds - 20             Terms in bold type are defined in Prospectus Glossary

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasuries (including Zero Coupon Treasury Bonds), agencies, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.


Possible Risks--Due to the possibility that prepayments on home mortgages will alter cash flow on mortgage securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Municipals--Municipal Securities: are debt obligations issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipal securities include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the portfolio) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. The portfolios eligible to purchase municipal bonds may also purchase AMT bonds. AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

Repurchase Agreements: are transactions by which a portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements per-

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Terms in bold type are defined in Prospectus Glossary             MAS Funds - 21
mit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.

Pursuant to an order issued by the Securities and Exchange Commission, the Fund's portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each portfolio's participation in the income from jointly purchased repurchase agreements will be based on that portfolio's percentage share in the total repurchase agreement.

Rights: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBS--Stripped Mortgage-Backed Securities: are Derivatives in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.


Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a portfolio's limitations on investment in illiquid securities.


Structured Investments: are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more Swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A portfolio will purchase Structured Investments in trusts that engage in such Swaps only where the counterparties are approved by MAS in accordance with credit-risk guidelines established by the Board of Trustees.

Structured Notes: are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.


Swaps--Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The pay-

--------------------------------------------------------------------------------
MAS Funds - 22             Terms in bold type are defined in Prospectus Glossary
ment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two returns. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Trustees.

Possible Risks: Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a portfolio's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolios would be less favorable than it would have been if this investment technique were not used.

U.S. Governments--U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.


Warrants: are options issued by a corporation which give the holder the option to purchase stock.

When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by a portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although a portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. A portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.


Zero Coupons--Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportu-

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Terms in bold type are defined in Prospectus Glossary             MAS Funds - 23
nity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

                             GENERAL INFORMATION

PURCHASE OF SHARES


The Advisory Foreign Fixed Income, Advisory Mortgage and Emerging Markets Portfolios are available only to private advisory clients of Miller Anderson & Sherrerd, LLP, Adviser to MAS Funds.

Shares of each portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. The portfolios determine net asset value as described under General Information-Valuation of Shares each day that the portfolios are open. See Other Information-Closed Holidays.

Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any of its portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund.


Purchases of a portfolio's shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

REDEMPTION OF SHARES

Shares of each portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption which is based on the market value of the investment securities held by the portfolio. See Other Information-Closed Holidays and Valuation of Shares.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date of redemption at times when the NYSE, the Custodian, or the Fund is closed (see Other
Information-Closed Holidays) or under any emergency circumstances as determined by the Securities and Exchange Commission.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

VALUATION OF SHARES


Advisory Foreign Fixed Income and Advisory Mortgage Portfolios: Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other

--------------------------------------------------------------------------------
MAS Funds - 24             Terms in bold type are defined in Prospectus Glossary

Information-Closed Holidays). Bonds and other fixed-income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars.


Net asset value includes interest on bonds and other Fixed-Income Securities which is accrued daily. Bonds and other Fixed-Income Securities which are traded over the counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market.

However, bonds and other Fixed-Income Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other Fixed-Income Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), will be valued in good faith at fair value using methods approved by the Board of Trustees.

Emerging Markets Portfolio: Net asset value per share is determined by dividing the total market value of the portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Equity Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed Equity Securities is taken from the exchange where the security is primarily traded. Equity Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted Equity Securities and listed U.S. Equity Securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods approved by the Board of Trustees.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


Dividends and Capital Gains Distributions: The Advisory Foreign Fixed Income Portfolio and the Advisory Mortgage Portfolio will normally distribute substantially all of their net investment income to shareholders in the form of quarterly and monthly dividends, respectively. The Emerging Markets Portfolio normally distributes substantially all of its net investment income in the form of annual dividends.

Certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on behalf of the shareholders by the portfolio in accordance with its investment objectives and policies.


If any portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.

--------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary             MAS Funds - 25

If any net capital gains are realized from the sale of underlying securities, the portfolios normally distribute such gains with the last dividend for the calendar year.

All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.


Federal Taxes: The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of the portfolio or its shareholders. In addition, state and local tax consequences of an investment in the portfolio may differ from the Federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.

Each portfolio intends to qualify for taxation as a regulated investment company under the Internal Revenue Code of 1986 (the "Code") so that each portfolio will not be subject to Federal income tax to the extent it distributes net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) to shareholders. Each Portfolio is treated as a separate entity for Federal income tax purposes and is not combined with any of the Funds' other portfolios. Dividends, either in cash or reinvested in shares, paid by a portfolio from net investment income will be taxable to shareholders as ordinary income. The Fund will send each shareholder a statement each year indicating the amount of the dividend income which qualifies for such treatment and will generally not qualify for the dividends received deduction for corporations.

Whether paid in cash or additional shares of a portfolio, and regardless of the length of time the shares in such portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, and are not eligible for the dividends received deduction for corporations. Shareholders are notified annually by the Fund as to the Federal tax status of dividends and distributions paid by a portfolio. Such dividends and distributions may also be subject to state and local taxes.


Exchanges and redemptions of shares in a portfolio are taxable events for Federal income tax purposes. Individual shareholders may also be subject to state and municipal taxes on such exchanges and redemptions.


Each portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the Federal excise tax. To do so, each portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year. Dividends declared in October, November or December by a portfolio will be deemed to have been paid by such portfolio and received by shareholders on December 31st of the year declared provided that the dividends are paid before February 1 of the following year.

The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.


Foreign Income Taxes: Investment income received by the portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into Tax Treaties with many foreign countries which entitle these portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the portfolios' assets to be invested within various countries is not known. The portfolios intend to operate so as to qualify for treaty reduced rates of tax where applicable.

--------------------------------------------------------------------------------
MAS Funds - 26             Terms in bold type are defined in Prospectus Glossary

The Advisory Foreign Fixed Income and the Emerging Markets Portfolios may file an election with the Internal Revenue Service to pass through to the portfolio's shareholders the amount of foreign income taxes paid by the portfolio, but may do so only if more than 50% of the value of the total assets of the portfolio at the end of the fiscal year is represented by foreign securities. The portfolios will make such an election only if they deem it to be in the best interests of their shareholders. The Federal income tax status of the portfolio will not be affected by the election.

If this election is made, shareholders of the portfolio will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Internal Revenue Code as a foreign tax credit against U.S. income taxes (but not both).


Each shareholder of the portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the portfolio's gross income from foreign sources. Shareholders who are not liable for Federal income taxes, such as retirement plans qualified under
Section 401 of the Internal Revenue Code, will not be affected by any such "pass through" of foreign tax credits.


State and Local Taxes: The Fund is formed as a Pennsylvania Business Trust and therefore is not liable, under current law, for any corporate income or franchise tax of the Commonwealth of Pennsylvania. The Fund will provide Pennsylvania taxable values on a per share basis upon request.


TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described below, certain companies provide essential management, administrative and shareholder services to the Trust.

INVESTMENT ADVISER


The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP is a Pennsylvania limited partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley Group, Inc., and is located at One Tower Bridge, West Conshohocken, PA 19428. Miller Anderson & Sherrerd, LLP is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of the date of this prospectus had in excess of $40.9 billion in assets under management.

Under the Investment Management Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, each portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the portfolio's average daily net assets for the quarter:

                                             Rate
                                             ----
        Advisory Foreign Fixed Income        0.375%*
        Advisory Mortgage                    0.375*
        Emerging Markets                     0.750*+


* Until further notice, the Adviser has voluntarily agreed to waive its advisory fees for the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios. In addition, the Adviser has voluntarily agreed to reimburse certain expenses to the extent necessary to keep Total Operating Expenses actually deducted from each Portfolio's assets


-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary             MAS Funds - 27
  for the Advisory Foreign Fixed Income, Advisory Mortgage and Emerging
  Markets Portfolios from exceeding 0.15%, 0.08% and 1.18%, respectively.
  Absent these fee waivers and reimbursements by the Adviser, Total Operating Expenses would be 0.50%, 0.48% and 1.29% for the Advisory Foreign Fixed Income, Advisory Mortgage and Emerging Markets Portfolios, respectively.

+ Advisory fees in excess of 0.750% of average net assets are considered higher than normal for most investment companies, but are not unusual for portfolios that invest primarily in small capitalization stocks or in countries with emerging market economies.

For the fiscal year ended September 30, 1996, the Adviser received no compensation for its services under the Investment Advisory Agreement with respect to the Advisory Foreign Fixed Income and Advisory Mortgage Portfolios, and received compensation at the rate of 0.636% of average net assets with respect to the Emerging Markets Portfolio.


PORTFOLIO MANAGEMENT

The investment professionals of MAS who are primarily responsible for the day-to-day management of the Fund's portfolios are as follows:


Advisory Foreign Fixed Income Portfolio - J. David Germany and Richard B.
Worley;


Advisory Mortgage Portfolio - Kenneth B. Dunn and Scott F. Richard;


Emerging Markets Portfolio - Horacio A. Valerias.


A description of their business experience during the past five years is as follows:


Kenneth B. Dunn, Managing Director, Morgan Stanley, joined MAS in 1987. He assumed responsibility for the Advisory Mortgage Portfolio in 1995.

J. David Germany, Managing Director, Morgan Stanley, joined MAS in 1991. He served as Vice President & Senior Economist for Morgan Stanley & Co. from 1989 to 1991. He assumed responsibility for the Advisory Foreign Fixed Income Portfolio in 1994.

Scott F. Richard, Managing Director, Morgan Stanley, joined MAS in 1992. He served as Vice President, Head of Fixed Income Research & Model Development for Goldman, Sachs & Co. from 1987 to 1991 and as Head of Mortgage Research in 1992. He assumed responsibility for the Advisory Mortgage Portfolio in 1995.

Horacio A. Valerias, Principal, Morgan Stanley, joined MAS in 1992. He served as an International Strategist from 1989 through 1992 for Credit Suisse First Boston and as Director-Equity Research in 1992. He assumed responsibility for the Emerging Markets Portfolio in 1993.

Richard B. Worley, Managing Director, Morgan Stanley, joined MAS in 1978. He assumed responsibility for the Advisory Foreign Fixed Income Portfolio in 1994.


ADMINISTRATIVE SERVICES


MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub- administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73

-------------------------------------------------------------------------------
MAS Funds - 28            Terms in bold type are defined in Prospectus Glossary

Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 8, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.


GENERAL DISTRIBUTION AGENT

Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

PORTFOLIO TRANSACTIONS

The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.


It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the portfolios for their clients.


Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. MAS may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley Group Inc., the parent of MAS's general partner and limited partner to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.

OTHER INFORMATION


Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-six portfolios.


The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Meetings of shareholders will not be held except as required by the Investment Company Act of 1940, as amended, and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.


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Terms in bold type are defined in Prospectus Glossary            MAS Funds - 29

As of January 2, 1997, Ministers and Missionaries (New York, NY) and the Smithsonian Institution (New York, NY) owned controlling interests (as that term is defined by the Investment Company Act of 1940, as amended) in the Emerging Markets Portfolio.

Custodians: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY) Brooklyn, NY, serve as custodians for the portfolios. The custodians hold cash, securities and other assets as required by the 1940 Act.

Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Fund's Transfer Agent and dividend disbursing agent.

Reports: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.


Litigation: The Fund is not involved in any litigation.


Closed Holidays: Currently, the weekdays on which the Portfolios are closed for business are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


TRUSTEES AND OFFICERS

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:


Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Director, Morgan Stanley Universal Funds, Inc.

Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Federal National Mortgage Association; Director, Reliance Group Holdings; Director, Melville Corporation.


Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.


Joseph J. Kearns, Trustee; Vice President and Treasurer, J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

Vincent R. McLean, Trustee; Director, Alexander and Alexander Services, Inc.; Director, Legal and General America, Inc.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).


C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.


* Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.



-------------------------------------------------------------------------------
MAS Funds - 30            Terms in bold type are defined in Prospectus Glossary

-----------------------------------------------------------------------------

James D. Schmid, President, MAS Fund; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund
Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, Chase Manhattan Bank.

Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

Douglas W. Kugler, CFA, Treasurer, MAS Funds; Vice President, Morgan Stanley; Head of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP; formerly Assistant Vice President, Provident Financial Processing Corporation.

John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius, LLP; formerly Attorney, Ropes & Gray.



-------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 31

--LOGO------------------------------------------------------------PROSPECTUS---

                                January 31, 1997


   Investment Adviser and Administrator:       Transfer Agent:

   Miller Anderson & Sherrerd, LLP             Chase Global Funds
   One Tower Bridge                            Services Company
   West Conshohocken,                          73 Tremont Street
   Pennsylvania 19428-2899                     Boston, Massachusetts 02108-0913


                        General Distribution Agent:

                        MAS Fund Distribution, Inc.
                        One Tower Bridge
                        P.O. Box 868
                        West Conshohocken,
                        Pennsylvania 19428-0868

--------------------------------------------------------------------------------

                                Table of Contents


                                Page                                    Page
                                        General Information
   Fund Expenses                  2      Purchase of Shares             24
   Prospectus Summary             3      Redemption of Shares           24
   Financial Highlights           5      Valuation of Shares            24
   Yield and Total Return         6      Dividends, Capital Gains
   Investment Suitability         6      Distributions
   Investment Limitations         7       and Taxes                     25
   Portfolio Summaries            9      Investment Adviser             27
   Prospectus Glossary:                  Portfolio Management           28
    Strategies                   11     Administrative Services         28
    Investments                  14     General Distribution Agent      29
                                        Portfolio Transactions          29
                                        Trustees and Officers           30


MILLER
ANDERSON
& SHERRERD, LLP__ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185__

--LOGO------------------------------------------------------------PROSPECTUS--



                            Small Cap Value Portfolio
                                January 31, 1997

-------------------------------------------------------------------------------
Client Services: 1-800-354-8185   Prices and Investment Results: 1-800-522-1525


--------------------------------------------------------------------------------
MAS Funds (the Fund) is a no-load mutual fund consisting of twenty-six portfolios, one of which is described in this Prospectus. The investment objective of the Small Cap Value Portfolio (the "portfolio") is described with a summary of investment policies as referenced below. This Prospectus offers the Institutional Class Shares of the Fund. This Portfolio is not currently being offered to new investors. This Prospectus is for use only by defined contribution plan participants.
--------------------------------------------------------------------------------

                           PORTFOLIO PAGE REFERENCE
                           ------------------------
           How to Use This
           Prospectus:         2
           Prospectus Summary: 3
           Prospectus Glossary:
             Strategies       10
             Investments      10
           General Shareholder
            Information:      15
           Table of
           Contents:  Back Cover

This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1997 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
               THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                          ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MILLER
ANDERSON
& SHERRERD, LLP--ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------

EXPENSE SUMMARY - INSTITUTIONAL CLASS SHARES


The following tables illustrate the various expenses and fees that a shareholder for the portfolio will incur either directly or indirectly. The expenses and fees set forth below are based on the portfolio's operations during the fiscal year ended September 30, 1996.


              Shareholder Transaction Expenses:
              Sales Load Imposed on Purchases                None
              Sales Load Imposed on Reinvested Dividends     None
              Redemption Fees                                None
              Exchange Fees                                  None


              Annual Fund Operating Expenses:
              (as a percentage of average net assets after
              fee waivers) 12b-1 Fees                        None


                          Investment                                 Total
                           Advisory              Other             Operating
    Portfolio                Fees               Expenses            Expenses
 ---------------          ------------         ----------          -----------
Small Cap Value              0.750%              0.112%              0.862%



EXAMPLE

The purpose of this table is to assist in understanding the various expenses that a shareholder in the portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.


    Portfolio           1 year         3 year         5 year         10 year
 ---------------       --------       --------        --------       ---------
Small Cap Value           $9            $28             $48            $106
-------------------------------------------------------------------------------

                          HOW TO USE THIS PROSPECTUS


A PROSPECTUS SUMMARY begins on page 3;

FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page 5;

GENERAL INFORMATION including INVESTMENT LIMITATIONS begins on page 6;

SUMMARY PAGES for the portfolio's Objective, Policies and Strategies begin on page 9;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 10;

GENERAL SHAREHOLDER INFORMATION begins on page 14.


--------------------------------------------------------------------------------
MAS Funds - 2          Terms in bold type are defined in the Prospectus Glossary

                              PROSPECTUS SUMMARY

The Small Cap Value Portfolio (not currently offered to new investors) seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of Common Stocks with equity capitalizations in the range of companies represented in the Russell 2000 Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The portfolio will typically exhibit lower price/earnings and price/book value ratios than the Russell 2000.

RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to the Portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:

o The portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;


o The portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;

o Investments in Common Stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Portfolio's net asset value.


o Securities purchased on a When-Issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;


o Fixed-Income Securities that may be acquired by the Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of Fixed-Income Securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa;

o The portfolio may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so;

o The portfolio may invest in certain instruments such as Forwards, certain types of Futures & Options, certain types of Mortgage Securities and When-Issued Securities which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, the portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses; and


o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. See Foreign Investing. The portfolio may also engage in foreign currency exchange transactions. See Forwards, Futures & Options, and Swaps.


HOW TO INVEST: This Prospectus is for use only by defined contribution plan participants who may invest according to plan specifications. For information on how to purchase, redeem, or exchange Institutional Class Shares, participants should contact their plan administrator.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Funds - 3

THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser" or "MAS") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Group, Inc. and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of the date of this Prospectus had in excess of $40.9 billion in assets under management.


THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.


ADMINISTRATIVE SERVICES: The Adviser provides the Fund directly, or through third parties, with fund administration services. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, serves as Transfer Agent to the Fund. See Administrative Services.


--------------------------------------------------------------------------------
MAS Funds - 4          Terms in bold type are defined in the Prospectus Glossary

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30

Selected per share data and ratios for a share outstanding throughout each period

     The following information should be read in conjunction with the Fund's financial statements which are included in the Annual Report to Shareholders incorporated by reference in the Statement of Additional Information.
     The Fund's financial statements for the year ended September 30, 1996 have been examined by Price Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information.

      (Adjusted to reflect a 2.5 for 1 share split as of August 13, 1993)


                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions    Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions
        Beginning   Investment   (realized and   Investment     investment     (realized net        Other
        of Period     Income      unrealized)    Activities       income)      capital gains)   Distributions
 ----   ---------   ----------    -------------   ----------   -------------   --------------   -------------
Small Cap Value Portfolio (Commencement of Operations 7/1/86)#, ##
1996     $18.28       $0.18          $ 3.62        $ 3.80         ($0.20)          ($2.24)           --
1995      17.67        0.19            2.49          2.68          (0.14)           (1.93)           --
1994      17.55        0.16            1.14          1.30          (0.24)           (0.94)           --
1993      12.84        0.18            4.64          4.82          (0.11)            --              --
1992      11.45        0.10            1.48          1.58          (0.19)            --              --
1991       7.20        0.23            4.21          4.44          (0.19)            --              --
1990      10.42        0.28           (3.05)        (2.77)         (0.45)            --              --
1989       8.54        0.34            1.74          2.08          (0.20)            --              --
1988      10.24        0.18           (1.42)        (1.24)         (0.14)           (0.32)           --
1987       9.35        0.13            0.84          0.97          (0.08)            --              --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        Net Asset              Net Assets-     Ratio of     Ratio of
                         Value-                   End of       Expenses    Net Income   Portfolio     Average
            Total        End of       Total       Period      to Average   to Average    Turnover   Commission
        Distributions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate       Rate###
 ----   -------------   ---------    --------   -----------   ----------   ----------    ---------   ----------
Small Cap Value Portfolio (Commencement of Operations 7/1/86)#, ##
1996      ($ 2.44)       $19.64       24.00%     $585,457        0.86%        0.99%        145%       $0.0498
1995        (2.07)        18.28       18.39       430,368        0.87         1.20         119
1994        (1.18)        17.67        8.04       308,156        0.88         0.91         162
1993        (0.11)        17.55       37.72       175,029        0.88         1.33          93
1992        (0.19)        12.84       14.12       105,886        0.86         1.06          50
1991        (0.19)        11.45       63.07        52,182        0.88         1.70          53
1990        (0.45)         7.20      (27.63)      100,848        0.85         1.77          59
1989        (0.20)        10.42       24.85       189,223        0.85         3.48          36
1988        (0.46)         8.54      (11.50)      202,500        0.86         2.32          41
1987        (0.08)        10.24       10.53       201,621        0.92         1.67          38

#   Formerly Small Capitalization Value Portfolio (through December 23, 1994)
## For the years ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Small Cap Value Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would not significantly differ.
### For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades on which commissions were charged.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary          MAS Funds - 5

YIELD AND TOTAL RETURN:

From time to time the portfolio advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations). When considering average total return figures for periods longer than one year, it is important to note that a portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

In addition to average annual total return, the portfolio may also quote an aggregate total return for various periods representing the cumulative change in value of an investment in a portfolio for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g., income dividends or returns for specific types of securities such as industry or country types).

The yield of the portfolio is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during the 30-day period stated in the advertisement by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the portfolio's reports to shareholders. The portfolio may also advertise or quote a yield which is gross of expenses.

The performance of the portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.

GENERAL INFORMATION:

The following information relates to the portfolio and should be read in conjunction with specific information about the portfolio.

Objectives: The portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by the portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. The objective of the portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of the portfolio. The achievement of the portfolio's objective cannot be assured.

Suitability: The portfolio is designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and is not meant to provide a vehicle for playing short-term swings in the market. The portfolio is designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the

--------------------------------------------------------------------------------
MAS Funds - 6          Terms in bold type are defined in the Prospectus Glossary
responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions will not be influenced by the different tax treatment of long-term capital gains, short-term capital gains, and dividend income under the Internal
Revenue Code.

Securities Lending: The portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, the portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.

Illiquid Securities/Restricted Securities: The portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.


Turnover: The Adviser manages the portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The portfolio's turnover rate for the fiscal year ended September 30, 1996 was 145%. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the portfolio.


Cash Equivalents/Temporary Defensive Investing: Although the portfolio intends to remain substantially fully invested, a small percentage of the portfolio's assets are generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of the portfolio. In addition, the portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in cash equivalents or the Fixed-Income Securities listed for the portfolio without limit.

Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. The portfolio will not concentrate investments in any one industry.

Investment Limitations: The portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

(a) with respect to 75% of its assets, the portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


(b) with respect to 75% of its assets, the portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer.

(c) the portfolio will not acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however, that (1) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (3) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry, and (4) asset- backed securities will be classified according to the underlying assets securing such securities.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 7

(d) the portfolio will not make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into Repurchase Agreements, (ii) by lending its portfolio securities and (iii) by lending portfolio assets to other portfolios of the Fund, so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended or the Rules and Regulations, or interpretations or orders of the Securities and Exchange Commission thereunder;

(e) the portfolio will not borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3 % of the portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(f) a portfolio may pledge, mortgage or hypothecate assets in an amount up to 50% of its total assets, provided that the portfolio may also segregate assets without limit in order to comply with the requirements of Section 18(f) of the Investment Company Act of 1940, as amended, and applicable interpretations thereof published from time to time by the Securities and Exchange Commission and its staff; and

(g) the portfolio will not invest its assets in securities of any Investment Company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Limitations (a), (b), (c), (d) and (e), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of the portfolio. The other investment limitations described here and in the Statement of Additional Information are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.


--------------------------------------------------------------------------------
MAS Funds - 8          Terms in bold type are defined in the Prospectus Glossary

Small Cap Value Portfolio

Objective:                 To achieve above-average total return over a market
                           cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations in the range of the companies represented in the Russell 2000 Small Stock Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The Portfolio will typically exhibit lower price/earnings and price/book value ratios than the Russell 2000. Dividend income will typically be lower than for the Equity and Value Portfolios.

Approach:                  The Adviser selects common stocks which are deemed to
                           be undervalued at the time of purchase, based on proprietary measures of value. The Portfolio will be structured taking into account the economic sector weights of the Russell 2000 Index, with the portfolio's sector weights normally being within 5% of the sector weights for the Index.

Policies:                  Generally at least 65% invested in Equity Securities
                           of small-cap companies deemed to be undervalued

                           Up to 5% invested in Foreign Equities (excluding
                           ADRs)

                           Derivatives may be used to pursue portfolio strategy


Capitalization Range:      Generally matching the Russell 2000 size distribution
                           (currently $50 million to $1 billion)


 Allowable         ADRs                  Corporates             Futures & Options          Swaps
Investments:       Agencies              Foreign Bonds          Investment Companies       U.S. Governments
                   Cash Equivalents      Foreign Currency       Preferred Stock            Warrants
                   Common Stock          Foreign Equities       Repurchase Agreements      When Issued
                   Convertibles          Forwards               Rights                     Zero Coupons

Comparative Index:         Russell 2000 Index

Strategies:                Value Stock Investing


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 9

                             PROSPECTUS GLOSSARY

           CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS


STRATEGIES


Value Stock Investing: Emphasizes Common Stocks which are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend paying common stocks. However, non-dividend paying stocks may also be selected for their value characteristics.

INVESTMENTS

ADRs--American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders.


Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.


Cash Equivalents: are short-term fixed-income instruments comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.

The portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio.


(2) The portfolio may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch).


(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);


--------------------------------------------------------------------------------
MAS Funds -10          Terms in bold type are defined in the Prospectus Glossary

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;


(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others, and;


(6) Repurchase agreements collateralized by securities listed above.

Common Stocks: are Equity Securities which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: are convertible bonds or shares of convertible Preferred Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.

Corporates--corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder.


Depositary Receipts: include both Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") and are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary Receipts may be sponsored or unsponsored. The depositary of unsponsored Depositary Receipts may provide less information to receipt holders.


Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. The portfolio may enter into over-the-counter Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding CMOs, Forwards, Futures and Options, and SMBS) with counterparties approved by MAS in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, Forwards, Futures and Options, and Swaps.


Equity Securities: Commonly include but are not limited to Common Stock, Preferred Stock, ADRs, Rights, Warrants, Convertibles, and Foreign Equities. See the individual portfolio listing of Allowable Investments to determine which of the above the portfolio can hold. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type.

Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, Convertibles, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. Preferred Stock is contained in both the definition of Equity Securities and Fixed-Income Securities since it exhibits characteristics commonly associated with each type of security.


Foreign Bonds: are Fixed-Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies,


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 11
instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; and (3) non-government foreign corporate debt securities.

Foreign Currency: The portfolio may invest in foreign securities and thereafter may regularly transact security purchases and sales in foreign currencies. The portfolio may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards).


Foreign Equities: are Common Stock, Preferred Stock, Rights and Warrants of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Foreign Equities also include Depositary Receipts. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies (see Foreign Investing).

Forwards--Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

The portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the portfolio has or expects to have portfolio exposure. The portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. The portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.

The portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing the foreign bond, a portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with the portfolio's obligation under the forward contract. On the date of maturity, the portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross-hedges, or a synthetic position, there is an additional risk in that those transactions create residual foreign currency exposure. When the portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge, or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.


Futures & Options--Futures Contracts, Options on Futures Contracts and Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific secu-


--------------------------------------------------------------------------------
MAS Funds - 12         Terms in bold type are defined in the Prospectus Glossary
rity, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

The portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

Possible Risks: The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by the portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by the portfolio; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on the portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that the portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

Investment Companies: The portfolio is permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended, generally prohibits the portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent the portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolio may not purchase shares of any affiliated investment company except as permitted by SEC Rule or Order.

Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

Repurchase Agreements: are transactions by which the portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.

Pursuant to an order issued by the Securities and Exchange Commission, the portfolio may pool its daily uninvested cash balances with those of other portfolios of the Fund in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the portfolio will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. The portfolio's participation in the income from jointly purchased repurchase agreements will be based on the portfolio's percentage share in the total repurchase agreement.

Rights: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 13

Swaps--Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.


The portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two returns. The portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Trustees.

Possible Risks: Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the portfolio's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. Governments--U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.

Warrants: are options issued by a corporation which give the holder the option to purchase stock.


When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by the portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although the portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.


Zero Coupons--Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an

-------------------------------------------------------------------------------
MAS Funds - 14        Terms in bold type are defined in the Prospectus Glossary
investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

GENERAL SHAREHOLDER INFORMATION

This Prospectus is for use by defined contribution plan participants who may invest according to plan specifications. For information on how to purchase, redeem, or exchange Institutional Class Shares of the portfolio, participants should contact their plan administrator.

                             VALUATION OF SHARES

Net asset value per share of each class is determined by dividing the total market value of the portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern
Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Equity Securities listed on a U.S. securities exchange or NASDAQ for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed Equity Securities is taken from the exchange where the security is primarily traded. Equity Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted Equity Securities and listed U.S. Equity Securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods approved by the Trustees.

Net asset value includes interest on bonds and other Fixed-Income Securities which is accrued daily. Bonds and other Fixed-Income Securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other Fixed-Income Securities this ordinarily will be the over-the-counter market.

However, bonds and other Fixed-Income Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other Fixed-Income Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), will be valued in good faith at fair value using methods approved by the Board of Trustees.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES: Dividends and Capital Gains
Distributions:

o The Small Cap Value Portfolio normally distributes substantially all of its net investment income in the form of annual dividends.

If the portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary    MAS     Funds - 15

If any net capital gains are realized from the sale of underlying securities, the portfolio normally distributes such gains with the last dividend for the calendar year.

All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the Plan Administrator elects otherwise.


Undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend).

Federal Taxes: The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the portfolio or its shareholders. In addition, state and local tax consequences of an investment in the portfolio may differ from the Federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.

The portfolio intends to qualify for taxation as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") so that it will not be subject to Federal income tax to the extent it distributes net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) to its shareholders. The portfolio is treated as a separate entity for Federal income tax purposes and is not combined with the Fund's other portfolios.


Exchanges and redemptions of shares in the portfolio are taxable events for Federal income tax purposes. Individual shareholders may also be subject to state and municipal taxes on such exchanges and redemptions.


The portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the Federal excise tax. To do so, the portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year. Dividends declared in October, November or December by the portfolio will be deemed to have been paid by the portfolio and received by shareholders on December 31st of the year declared provided that the dividends are paid before February 1 of the following year.


The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.


Foreign Income Taxes: Investment income received by the portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into Tax Treaties with many foreign countries which entitle the portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the portfolio's assets to be invested within various countries is not known. The portfolio intends to operate so as to qualify for treaty reduced rates of tax where applicable. The portfolio will not be able to elect to treat shareholders as having paid their proportionate share of such taxes for foreign tax credit purposes.

State and Local Taxes: The Fund is formed as a Pennsylvania Business Trust and therefore is not liable, under current law, for any corporate income or franchise tax of the Commonwealth of Pennsylvania. The Fund will provide Pennsylvania taxable values on a per share basis upon request.

-------------------------------------------------------------------------------
MAS Funds - 16        Terms in bold type are defined in the Prospectus Glossary

TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.


INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the Adviser), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Group, Inc., and is located at One Tower Bridge, West Conshohocken, PA 19428. Miller Anderson & Sherrerd, LLP is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of the date of this prospectus had in excess of $40.9 billion in assets under management.

Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for


Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objective and policies of the portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolio and to place the portfolio's purchase and sales orders.
As compensation for the services rendered by the Adviser under the Agreement the portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the portfolio's average daily net assets for the quarter.

                            Small Cap Value Portfolio
                                January 31, 1997

-------------------------------------------------------------------------------
Client
ter:

                                                       Rate
                                                       ----
                Small Cap Value Portfolio*             .750%


* Advisory fees in excess of 0.750% of average net assets are considered higher than normal for most investment companies, but are not unusual for portfolios that invest primarily in small capitalization stocks.


For the fiscal year ended September 30, 1996, the Adviser received the following as compensation for its services:

                                                       Rate
                                                       ----
                Small Cap Value Portfolio              .750%


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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 17

PORTFOLIO MANAGEMENT

The investment professionals of MAS who are primarily responsible for the day-to-day management of the portfolio are as follows:


Gary G. Schlarbaum, Managing Director, Morgan Stanley; Director, MAS Fund Distribution Inc., joined MAS in 1987. He assumed responsibility for the Small Cap Value Portfolio in 1987.

Bradley S. Daniels, Vice President, Morgan Stanley, joined MAS in 1985. He assumed responsibility for the Small Cap Value Portfolio in 1986.

William B. Gerlach, Vice President, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Small Cap Value Portfolio in 1996.

ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.


GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's portfolios or who act as agents in the purchase of shares of the portfolios for their clients.

Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. MAS may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley Group Inc., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.

OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-six portfolios.

-------------------------------------------------------------------------------
MAS Funds - 18        Terms in bold type are defined in the Prospectus Glossary

The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Meetings of shareholders will not be held except as required by the Investment Company Act of 1940, as amended, and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.


Custodians: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.

Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Fund's Transfer Agent and dividend distributing agent.


Reports: The Plan Administrator receives semiannual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

Litigation: The Fund is not involved in any litigation.

Closed Holidays: Currently, the weekdays on which the portfolio is closed for business are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

TRUSTEES AND OFFICERS

   The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:


   Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Director, Morgan Stanley Universal Funds, Inc.

   Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Federal National Mortgage Association; Director, Reliance Group Holdings; Director, Melville Corporation.


   Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.


   Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

   *Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

-------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 19

   Vincent R. McLean, Trustee; Director, Alexander and Alexander Services, Inc.; Director, Legal and General America, Inc.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund
Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, Chase Manhattan Bank.

Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

Douglas W. Kugler, CFA, Treasurer, MAS Funds; Vice President, Morgan Stanley, Head of mutual Fund Administration, Miller Anderson & Sherrerd, LLP; formerly Assistant Vice President, Provident Financial Processing Corporation.

John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius, LLP; formerly Attorney, Ropes & Gray.


--------------------------------------------------------------------------------
MAS Funds - 20         Terms in bold type are defined in the Prospectus Glossary

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 Terms in bold type are defined in the Prospectus Glossary       MAS Funds - 21

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MAS Funds - 22        Terms in bold type are defined in the Prospectus Glossary

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--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 23

--LOGO  --------------------------------------------------------  PROSPECTUS---


                                January 31, 1997


  Investment Adviser and Administrator:       Transfer Agent:

  Miller Anderson & Sherrerd, LLP             Chase Global Funds
  One Tower Bridge                            Services Company
  West Conshohocken,                          73 Tremont Street
  Pennsylvania 19428-2899                     Boston, Massachusetts, 02108-0913

                            General Distribution Agent:

                            MAS Fund Distribution, Inc.
                            One Tower Bridge
                            P.O. Box 868
                            West Conshohocken,
                            Pennsylvania 19428-0868

-------------------------------------------------------------------------------
                                 Table of Contents

                               Page                                         Page

Fund Expenses                   2           General Shareholder Information
Prospectus Summary              3            Valuation of Shares             15
Financial Highlights            5            Dividends, Capital Gains
Yield and Total Return          6            Distributions
Investment Suitability          6             and Taxes                      15
Investment Limitations          7           Investment Adviser               17
Portfolio Summary               9           Portfolio Management             18
Prospectus Glossary:                        Administrative Services          18
 Strategies                     10          General Distribution Agent       18
 Investments                    10          Portfolio Transactions           18
                                            Other Information                18
                                            Trustees and officers            19

MILLER
ANDERSON
&, SHERRERD, LLP--ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------

--LOGO---------------------------------------------ADVISER CLASS PROSPECTUS----



                               Municipal Portfolio
                                January 31, 1997

--------------------------------------------------------------------------------
Client Services: 1-800-354-8185   Prices and Investment Results: 1-800-522-1525
-------------------------------------------------------------------------------

MAS Funds (the "Fund") is a no-load mutual fund consisting of twenty-six portfolios, one of which is described in this Prospectus. The portfolio operates as a separate diversified investment company. The investment objective of the portfolio is described with a summary of investment policies as referenced below. This Prospectus offers the Adviser Class Shares of the Portfolio. The Fund also currently offers Institutional Class Shares of the portfolio.

                           PORTFOLIO PAGE REFERENCE
                           ------------------------
                          How to Use This Prospectus: 3
                          Portfolio Summary:
                            Municipal                 4

                          Prospectus Glossary:
                            Strategies               12
                            Investments              15
                          General Shareholder
                           Information:              26
                          Table of Contents:         39

--------------------------------------------------------------------------------
This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1997 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.
--------------------------------------------------------------------------------

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
             THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
              SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                         ADEQUACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MILLER
ANDERSON
& SHERRERD, LLP__ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185__

EXPENSE SUMMARY - ADVISER CLASS SHARES

The following tables illustrate the various expenses and fees that a shareholder for that portfolio will incur either directly or indirectly. The annual expenses and fees set forth below are estimated based upon the portfolio attaining certain average asset levels. The Adviser may from time to time waive fees or reimburse expenses thereby reducing total operating expenses.

          Shareholder Transaction Expenses:
          Sales Load Imposed on Purchases                None
          Sales Load Imposed on Reinvested Dividends     None
          Redemption Fees                                None
          Exchange Fees                                  None

          Annual Fund Operating Expenses:
          (as a percentage of average net assets after
          fee waivers) 12b-1 Fees                         0.25%


                        Investment                                    Total
                        Advisory                Other              Operating
 Portfolio                Fees                Expenses              Expenses
----------------------------------------------------------------------------
Municipal                 0.288%                0.265%               0.800%


* The Adviser has agreed to waive advisory fees and/or reimburse certain other expenses to the extent necessary to keep the Total Operating Expenses of the Portfolio from exceeding 0.800%. Absent this waiver estimated Total Operating Expenses for the Portfolio would be 0.890%.

--------------------------------------------------------------------------------
MAS Funds - 2         Terms in bold type are defined in the Prospectus Glossary

EXAMPLE

The purpose of this table is to assist in understanding the various expenses that a shareholder in a portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Long-term shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charge otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

 Portfolio           1 year          3 year          5 year          10 year
 -----------        --------        --------         --------        ---------
Municipal                 $8             $26              $44              $99

HOW TO USE THIS PROSPECTUS

   A PROSPECTUS SUMMARY begins on page 4;

   FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page 6;

   GENERAL INFORMATION including INVESTMENT LIMITATIONS pertinent to all portfolios begins on page 8;

   A SUMMARY PAGE for the portfolio's Objective, Policies and Strategies begins on page 11;

   The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 12;

   GENERAL SHAREHOLDER INFORMATION begins on page 26.

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 3

PROSPECTUS SUMMARY

The Municipal Portfolio: seeks to realize above-average total return over a market cycle of three to five years, consistent with conservation of capital and the realization of current income which is exempt from federal income tax, by investing primarily in a diversified portfolio of Municipals and other Fixed-Income Securities and Derivatives, including a limited percentage of bonds rated below investment grade. The portfolio's average weighted maturity will ordinarily be between five and ten years.

RISK FACTORS: Prospective investors in the Portfolio should consider the following factors as they apply to the Portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in bold type:

o The portfolio may invest in Repurchase Agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;

o The portfolio may participate in a Securities Lending program which entails a risk of loss should a borrower fail financially;

o Fixed-Income Securities that may be acquired by the Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa;


o Securities purchased on a When-Issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;


o The portfolio may invest a portion of its assets in Derivatives including Futures & Options. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so;

o The portfolio may invest in certain instruments such as Forwards, certain types of Futures & Options, certain types of Mortgage Securities and When-Issued Securities which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, a portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses;


o Investments in floating rate securities (Floaters) and inverse floating rate securities (Inverse Floaters) and mortgage-backed securities (Mortgage Securities), including principal-only and interest-only Stripped Mortgage-Backed Securities (SMBS), may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets);

--------------------------------------------------------------------------------
MAS Funds - 4         Terms in bold type are defined in the Prospectus Glossary

o Investments in securities rated below investment grade, generally referred to as High Yield, high risk or junk bonds, carry a high degree of credit risk and are considered speculative by the major rating agencies; and


o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. See Foreign Investing. The portfolio may also engage in foreign currency exchange transactions. See Forwards, Futures & Options, and Swaps.

HOW TO INVEST: Adviser Class Shares of the portfolio are available to Shareholders with combined investments of $500,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Shares are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The Fund also offers Institutional Class Shares which differ from the Adviser Class Shares in expenses charged and purchase requirements. Further information relating to the other classes may be obtained by calling 800-354-8185.

HOW TO REDEEM: Shares of the portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See Redemption of Shares and Shareholder Services.

THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser" or "MAS") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Group, Inc. and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of the date of this Prospectus had in excess of $40.9 billion in assets under management.


THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.

ADMINISTRATIVE SERVICES: The Adviser provides the Fund directly, or through third parties, with fund administration services. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank serves as Transfer Agent to the Fund. See Administrative Services.

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 5

           FINANCIAL HIGHLIGHTS -- FISCAL YEARS ENDED SEPTEMBER 30


Selected per share data and ratios for a share of the Portfolio outstanding throughout each period

The following information should be read in conjunction with the Fund's financial statements which are included in the Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information. The Fund's financial statements for the year ended September 30, 1996 have been examined by Price Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information.

The Adviser Class shares of the Municipal Portfolio had not commenced operations as of September 30, 1996, therefore, Institutional Class share financial information is provided to investors for informational purposes only and should be referred to as a historical guide to the Portfolio's operations and expenses. Past performance does not indicate future results.

-----------------------------------------------------------------------------

                                   Net Gains                     Dividend
        Net Asset                  or Losses                   Distributions   Capital Gain
         Value-        Net       on Securities   Total from        (net        Distributions     Other
        Beginning   Investment   (realized and   Investment     investment     (realized net    Distri-
        of Period     Income      unrealized)    Activities       income)     capital gains)    butions
--------------------------------------------------------------------------------------------------------
Municipal Portfolio (Commencement of Operations 10/1/92)#, ###, +
1996     $10.75       $0.51           $0.49         $1.00         ($0.52)           --           --
1995      10.04        0.59            0.71          1.30          (0.59)           --           --
1994      11.15        0.51           (1.01)        (0.50)         (0.54)           --          ($ 0.07)#
1993      10.00        0.37            1.04          1.41          (0.26)           --           --


                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                  Net Asset              Net Assets-     Ratio of     Ratio of
         Total     Value-                   End of       Expenses    Net Income   Portfolio
        Distri-    End of       Total       Period      to Average   to Average    Turnover
        butions    Period     Return**   (thousands)    Net Assets   Net Assets      Rate
--------------------------------------------------------------------------------------------------------
Municipal Portfolio (Commencement of Operations 10/1/92)#, ###, +
1996    ($0.52)    $11.23        9.46%     $54,536      0.51%++         4.66%         78%
1995     (0.59)     10.75       13.37       36,040      0.50++          5.64          58
1994     (0.61)     10.04       (4.64)      38,549      0.50++          4.98          34
1993     (0.26)     11.15       14.20       26,914      0.50*++         4.65*         66

*   Annualized
**  Total return figures for partial years are not annualized.
+   Adjusted to reflect a 2.5 to 1 share split as of August 13, 1993.
++ For the periods indicated, the Adviser voluntarily agreed to wave its advisory fees and reimburse certain expenses to the extent necessary, if any, to keep the total annual operating expenses for the Municipal
    Portfolio from exceeding 0.500%. Voluntarily waived fees and reimbursed expenses totalled 0.20%*, 0.06%, 0.09% and 0.09% in 1993, 1994, 1995 and
    1996 for the Municipal Portfolio.
#   Represents distributions in excess of net investment income.
## For the periods ended September 30, 1995 and 1996, the Ratio of Expenses to Average Net Assets for the Municipal Portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be 0.50% and 0.50%, respectively for the Municipal Portfolio.
### Formerly known as the Municipal Fixed Income Portfolio (through December 23,
    1994).

--------------------------------------------------------------------------------
MAS Funds - 6         Terms in bold type are defined in the Prospectus Glossary

YIELD AND TOTAL RETURN

From time to time the portfolio advertises its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations). When considering average total return figures for periods longer than one year, it is important to note that a portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

In addition to average annual total return, the portfolio may also quote an aggregate total return for various periods representing the cumulative change in value of an investment in the portfolio for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g., income dividends or returns for specific types of securities such as industry or country types).

The yield of the portfolio is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during the 30-day period stated in the advertisement by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated. The yield formula provides for semi-annual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the portfolio to maintain its books and records, therefore, the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the portfolio's reports to shareholders. A portfolio may also advertise or quote a yield which is gross of expenses.

The performance of the portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.

The performance of Institutional Class Shares and Adviser Class Shares differ because of any class-specific expenses paid by each class and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 7

GENERAL INFORMATION

The following information relates to the portfolio and should be read in conjunction with the other information about the portfolio.

Objective: The portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by the portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. The portfolio will seek to produce total return by actively trading portfolio securities. The objective of the portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of the portfolio. The achievement of the portfolio's objective cannot be assured.

Suitability: The portfolio is designed for long-term investors who can accept the risks entailed in investing in the bond market, and are not meant to provide a vehicle for playing short-term swings in the market. Investments in the portfolio are suitable for taxable investors who would benefit from the portfolio's tax-exempt income.

Securities Lending: The portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, the portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.

Illiquid Securities/Restricted Securities: The portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.

Turnover: The Adviser manages the portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.

Cash Equivalents/Temporary Defensive Investing: Although the portfolio intends to remain substantially fully invested, a small percentage of the portfolio's assets are generally held in the form of Cash Equivalents in order to meet redemption requests and otherwise manage the daily affairs of the portfolio. In addition, the portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in cash equivalents or the Fixed-Income Securities listed for the portfolio without limit. In addition, the Adviser may, for temporary defensive purposes, increase or decrease the average weighted maturity or duration of the portfolio without regard to the portfolio's usual average weighted maturity.

--------------------------------------------------------------------------------
MAS Funds - 8         Terms in bold type are defined in the Prospectus Glossary

Concentration: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in the portfolio's specific investment policies or as detailed in the Investment Limitations, the portfolio will not concentrate investments in any one industry.

Investment Limitations: The portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

(a) with respect to 75% of its assets, the portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(b) with respect to 75% of its assets, the portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer;

(c) the portfolio will not acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the portfolio's total assets would be invested in securities of companies within such industry; provided, however, that (1) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (3) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (4) asset- backed securities will be classified according to the underlying assets securing such securities;

(d) the portfolio will not make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into Repurchase Agreements, (ii) by lending its portfolio securities and (iii) by lending portfolio assets to other portfolios of the Fund, so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended or the Rules and Regulations, or interpretations or orders of the Securities and Exchange Commission thereunder;

(e) the portfolio will not borrow money, except (i) as a temporary measure for extraordinary or emergency purposes or (ii) in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(f) the portfolio may pledge, mortgage or hypothecate assets in an amount up to 50% of its total assets, provided that each portfolio may also segregate assets without limit in order to comply with the requirements of Section 18(f) of the Investment Company Act of 1940, as amended, and applicable interpretations thereof published from time to time by the Securities and Exchange Commission and its staff and;


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Terms in bold type are defined in the Prospectus Glossary         MAS Funds - 9

(g) the portfolio will not invest its assets in securities of any investment company, except as permitted by the 1940 Act, as amended, or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Limitations (a), (b), (c), (d) and (e), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of the portfolio. The other investment limitations described here and in the Statement of Additional Information are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

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MAS Funds - 10       Terms in bold type are defined in the Prospectus Glossary

Municipal Portfolio

Objective:                 To realize above-average total return over a
                           market cycle of three to five years,
                           consistent with the conservation of capital and the realization of current income which is exempt from federal income tax, by investing in a diversified portfolio of fixed-income securities.

Approach:                  The Adviser varies portfolio structure--the
                           average duration and maturity and the amount of the portfolio invested in various types of bonds--according to its outlook for interest rates and its analysis of the risks and rewards offered by different classes of bonds.
                           The portfolio will invest in taxable bonds only in cases where MAS believes they improve the risk/reward profile of the portfolio on an after-tax basis.

Policies:                  Generally at least 80% invested in Municipals
                           Derivatives may be used to pursue portfolio strategy

Quality Specifications:    80% Investment Grade Securities
                           Up to 20% High Yield

Maturity and Duration:     Average weighted maturity generally between 5
                           and 10 years

 Allowable         Agencies              Eastern European Issuers        High Yield                  SMBS
Investments:       Asset-Backeds         Emerging Markets Issuers        Inverse Floaters            Structured Notes
                   Brady Bonds           Floaters                        Investment Companies        Swaps
                   Cash Equivalents      Foreign Bonds                   Mortgage Securities         Taxable Investments
                   CMOs                  Foreign Currency                Municipals                  U.S. Governments
                   Convertibles          Forwards                        Preferred Stock             When Issued
                   Corporates            Futures & Options               Repurchase Agreements       Zero Coupons

Comparative Index:         A weighted blend of quarterly returns compiled
                           by the Adviser using:
                           50% Lehman 5-Year Municipal Bond Index
                           50% Lehman 10-Year Municipal Bond Index

Strategies:                Municipals Management
                           Maturity and Duration Management
                           Value Investing
                           High Yield Investing
                           Mortgage Investing


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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 11

PROSPECTUS GLOSSARY

CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS


STRATEGIES

High Yield Investing: Involves investing in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent the portfolio invests in high yield securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for high yield securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and the portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on the portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, the portfolio may find it difficult to value its securities accurately. The portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.


Certain types of high yield bonds are non-income paying securities. For example, zero coupon bonds pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the portfolio does not receive periodic cash flow from these investments.

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MAS Funds - 12        Terms in bold type are defined in the Prospectus Glossary

Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in Fixed-Income Securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of the Adviser's fixed-income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed-income securities. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 13
security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.


There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage Investing: At times it is anticipated that a substantial portion of the portfolio's assets may be invested in mortgage-related securities. These include mortgage-backed securities, which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), other government agencies, and private issuers. It is expected that the portfolio's primary emphasis will be on mortgage-backed securities issued by the various Government-related organizations. However, the portfolio may invest, without limit, in mortgage-backed securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Municipals Management: MAS manages the portfolio in a total return context. This means that taxable investments will regularly be included in the portfolio when they have an attractive prospective after-tax total return, regardless of the taxable nature of income on the security.

MAS Municipals Management emphasizes a diversified portfolio of high grade municipal debt securities. Under normal circumstances, the portfolio will invest at least 80% of net assets in municipal securities including AMT Bonds and at least 80% will be Investment Grade Securities.

Under normal conditions, the portfolio may hold up to 20% of net assets in U.S. Governments, Agencies, Corporates, Cash Equivalents, Preferred Stocks, Mortgage Securities, Asset-Backeds, Floaters, and Inverse Floaters and other Fixed-Income Securities (collectively "Taxable Investments").

Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing, whereby MAS seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See Maturity and Duration Management for a description of the other key component of MAS's fixed-income investment strategy.

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MAS Funds - 14        Terms in bold type are defined in the Prospectus Glossary

INVESTMENTS

The Portfolio may invest in the securities defined below in accordance with its listing of Allowable Investments and any quality or policy constraints.

Agencies: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.

Asset-Backeds: are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.


Possible Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Brady Bonds: are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information. Portfolios will only invest in Brady Bonds consistent with quality specifications.

Cash Equivalents: are short-term fixed-income instruments comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 15

The portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the Foreign Investing section of this Prospectus.

The portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation,
(ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio.

(2) The portfolio may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);


(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) Repurchase agreements collateralized by securities listed above.

CMOs--Collateralized Mortgage Obligations: are Derivatives which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster

--------------------------------------------------------------------------------
MAS Funds - 16        Terms in bold type are defined in the Prospectus Glossary
prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.


Like bonds in general, mortgage-backed securities will generally decline in price when interests rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

Convertibles: are convertible bonds or shares of convertible Preferred Stock which may be exchanged for a fixed number of shares of Common Stock at the purchaser's option.

Corporates--Corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The portfolio will buy Corporates subject to its quality constraints. If a security held by the portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.

Derivatives: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. The portfolio may enter into over-the-counter Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding CMOs, Forwards, Futures and Options, and SMBS) with counterparties approved by MAS in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to CMOs, Forwards, Futures and Options, SMBS, Structured Notes and Swaps. See the portfolio's listing of Allowable Investments to determine which of these the portfolio may hold.

Eastern European Issuers: The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes during the 1940's, the governments


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 17
of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.


Emerging Markets Issuers: An emerging market security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. Investing in emerging markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Fixed-Income Securities: Commonly include but are not limited to U.S. Governments, Zero Coupons, Agencies, Corporates, High Yield, Mortgage Securities, SMBS, CMOs, Asset-Backeds, Convertibles, Brady Bonds, Floaters, Inverse Floaters, Cash Equivalents, Repurchase Agreements, Preferred Stock, and Foreign Bonds. See the portfolio's listing of Allowable Investments to determine which securities a portfolio may hold.


Floaters--Floating and Variable Rate Obligations: are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under Foreign Investing.

Foreign Bonds: are Fixed-Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign Mortgage Securities and various other mortgage and asset-backed securities.


Foreign Currency: The portfolio may invest in foreign securities and will regularly transact security purchases and sales in foreign currencies. The portfolio may hold foreign currency or purchase or sell currencies on a forward basis (see Forwards).


Forwards--Forward Foreign Currency Exchange Contracts: are Derivatives which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obli-

--------------------------------------------------------------------------------
MAS Funds - 18        Terms in bold type are defined in the Prospectus Glossary
gation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date.
Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

The portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the portfolio may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the portfolio has or expects to have portfolio exposure. The portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. The portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.

The portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a portfolio's obligation under the forward contract. On the date of maturity, the portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross-hedges, or a synthetic position, there is an additional risk in that those transactions create residual foreign currency exposure. When the portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge, or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.


Futures & Options--Futures Contracts, Options on Futures Contracts and
Options: are Derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 19

The portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

Possible Risks: The primary risks associated with the use of futures and options are (i) imperfect correlation between the change in market value of the securities held by the portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by a portfolio; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on the portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are
(i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the- counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that the portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

High Yield: High yield securities are generally considered to be corporate bonds, preferred stocks, and convertible securities rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative-grade debt obligations:

Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

Standard & Poor's: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." C - The rating C is reserved for income bonds on which "no interest is being paid." D - Debt rated D is in "default", and "payment of interest and/or repayment of principal is in arrears."


While these securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield

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MAS Funds - 20        Terms in bold type are defined in the Prospectus Glossary
securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.


The risks posed by securities issued under such circumstances are substantial. If a security held by the portfolio is down-graded, the portfolio may retain the security.


Inverse Floaters--Inverse Floating Rate Obligations: are Fixed-Income Securities, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.


Investment Companies: The portfolio is permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended, generally prohibits the portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent the portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolio may not purchase shares of any affiliated investment company except as permitted by SEC Rule or Order.

Investment Grade Securities: are those rated by one or more nationally recognized statistical rating organization (NRSRO) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's) or Fitch Investors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the portfolio. The portfolio may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.


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Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 21

Mortgage Securities--Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various Governmental, Government-related and private organizations. The portfolio may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of investment grade quality.

There are two methods of trading mortgage-backed securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis.


A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including Zero Coupon Treasury Bonds), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.


Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on mortgage securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by the portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Municipals--Municipal Securities: are debt obligations issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipal securities include both municipal bonds


--------------------------------------------------------------------------------
MAS Funds - 22        Terms in bold type are defined in the Prospectus Glossary

(those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.


General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the portfolio) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. The portfolio may also purchase AMT bonds. AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

Debt of Government Agencies, Authorities and Commissions: Certain state-created agencies have statutory authorization to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed; it is not an obligation of the Commonwealth. Some of these agencies, however, such as the Delaware River Joint Toll Bridge Commission, are indirectly dependent on Commonwealth funds through various state-assisted programs.


Preferred Stock: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.


Repurchase Agreements: are transactions by which the portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 23
permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.


Pursuant to an order issued by the Securities and Exchange Commission, the portfolio may pool its daily uninvested cash balances with those of other Portfolios of the Fund in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. The portfolio's participation in the income from jointly purchased repurchase agreements will be based on its percentage share in the total purchase agreement.


SMBS--Stripped Mortgage-Backed Securities: are Derivatives in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to the portfolio's limitations on investment in illiquid securities.

Structured Notes: are Derivatives on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows the portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.


Swaps--Swap Contracts: are Derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The pay-

--------------------------------------------------------------------------------
MAS Funds - 24        Terms in bold type are defined in the Prospectus Glossary
ment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two returns. The portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Trustees.

Possible Risks: Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the portfolio's risk of loss consists of the net amount of interest payments that the portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

Taxable Investments: comprise Fixed-Income Securities and other instruments which pay income that is not exempt from taxation. Investors may be liable for tax on the income distributed as a result of the portfolio holding taxable investments. In this event, shareholders will receive an IRS Form 1099 disclosing the taxable income paid for a calendar year.

U.S. Governments--U.S. Treasury securities: are Fixed-Income Securities which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 25

When-Issued Securities: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by the portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although the portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.

Zero Coupons--Zero Coupon Obligations: are Fixed-Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

GENERAL SHAREHOLDER INFORMATION

PURCHASE OF SHARES

Adviser Class Shares are available to Shareholders with combined investments of $500,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others.

Adviser Class Shares of the portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. The portfolio determines net asset value as described under Other Information-Valuation of Shares each day that the portfolio is open for business. See Other Information-Closed Holidays and Valuation of Shares.

Initial Purchase by Mail: Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Registration Form (provided at the end of the prospectus) and mailing it to the MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania 19428-0868 together with a check ($500,000 minimum) payable to MAS Funds.

The portfolios requested should be designated on the Account Registration Form. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited at the net asset value per share of the portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund. Please note that purchases made by check are not permitted to be redeemed until payment of the purchase has been collected, which may take up to eight business days after purchase. Shareholders can avoid this delay by purchasing shares by wire.


--------------------------------------------------------------------------------
MAS Funds - 26       Terms in bold type are defined in the Prospectus Glossary

Initial Purchase by Wire: Subject to acceptance by the Fund, Adviser Class Shares of the portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank, The Chase Manhattan Bank (see instructions below). A completed Account Registration Form should be forwarded to MAS Funds' Client Services Group in advance of the wire. For all purchases, notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value. Adviser Class Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds Wire in a specified amount to the Fund's Custodian Bank using the following wiring instructions:

                               The Chase Manhattan Bank
                               1 Chase Manhattan Plaza
                               New York, NY 10081
                               ABA #021000021
                               DDA #910-2-734143
                               Attn: MAS Funds Subscription Account
                               Ref: (Municipal Portfolio, Account Number,
                               Account Name)

Additional Investments: Additional investments of Adviser Class Shares at net asset value may be made at any time (minimum investment $1,000) by mailing a check (payable to MAS Funds) to MAS Funds' Client Services Group at the address noted under Initial Investments by Mail or by wiring Federal Funds to the Custodian Bank as outlined above. Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. Notification must be given to MAS Fund's Client Services Group at 1-800-354-8185 prior to the determination of net asset value.

Other Purchase Information: The Fund reserves the right, in its sole discretion, to suspend the offering of Adviser Class Shares of the portfolio or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and subsequent investment amounts.

Purchases of the portfolio's Adviser Class Shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Adviser Class Shares of the portfolio are also sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (Shareholder Organizations). Investors purchasing and redeeming shares of the portfolio through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. The Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund may pay compensation to or receive compensation from Shareholder Organizations for the sale of Adviser Class Shares.



--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 27

REDEMPTION OF SHARES

Adviser Class Shares of the portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of Adviser Class Shares redeemed may be more or less than the purchase price, depending on the net asset value at the time of redemption which is based on the market value of the investment securities held by the portfolio. See other Information-Closed Holidays and Valuation of Shares.

By Mail: The portfolio will redeem Adviser Class Shares at the net asset value next determined after the request is received in good order. Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.


To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees (see Signature Guarantees); and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Signature Guarantees: To protect your account, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact MAS Funds' Client Services Group for further details.

By Telephone: Provided the Telephone Redemption Option has been authorized by the shareholder on the Account Registration Form, a redemption of shares may be requested by calling MAS Funds' Client Services Group and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares.


By Facsimile: Written requests in good order (see above) for redemptions, exchanges, and transfers may be forwarded to the Fund via facsimile. All requests sent to the Fund via facsimile must be followed by a telephone call to MAS Funds' Client Services Group to ensure that the instructions have been properly received by the Fund. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.


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MAS Funds - 28        Terms in bold type are defined in the Prospectus Glossary

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date of redemption at times when the NYSE, the Custodian, or the Fund is closed (see Other
Information-Closed Holidays) or under any emergency circumstances as determined by the Securities and Exchange Commission.


If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the portfolio in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

SHAREHOLDER SERVICES

Exchange Privilege: The portfolio's Adviser Class Shares may be exchanged for shares of the Fund's other portfolios offering Adviser Class Shares based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to portfolios that are registered for sale in a shareholder's state of residence. There are no exchange fees. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Because an exchange of shares amounts to a redemption from one portfolio and purchase of shares of another portfolio, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange between portfolios is considered a sale and purchase of shares. The sale of shares may result in a capital gain or loss for tax purposes.


The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.


Transfer of Registration: The registration of Fund shares may be transferred by writing to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. As in the case of redemptions, the written request must be received in good order as defined above. Unless shares are being transferred to an existing account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party.

VALUATION OF SHARES

Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share is determined


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 29
as of one hour after the close of the bond markets (normally 4:00 p.m.
Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Bonds and other Fixed-Income Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars.

Net asset value includes interest on bonds and other Fixed-Income Securities which is accrued daily. Bonds and other Fixed-Income Securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other Fixed-Income Securities this ordinarily will be the over-the-counter market.


However, bonds and other Fixed-Income Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other Fixed-Income Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), will be valued in good faith at fair value using methods approved by the Board of Trustees.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES:

The Municipal Portfolio normally distributes substantially all of its net investment income in the form of monthly dividends.

If the portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.

If any net capital gains are realized from the sale of underlying securities, the portfolio normally distributes such gains with the last dividend for the calendar year.


All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.


Undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is


--------------------------------------------------------------------------------
MAS Funds - 30        Terms in bold type are defined in the Prospectus Glossary
reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain Mortgage Securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on behalf of the shareholders by the portfolio in accordance with its investment objectives and policies.

Federal Taxes: The following summary of Federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of the portfolio or its shareholders. In addition, state and local tax consequences of an investment in the portfolio may differ from the Federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.

The portfolio intends to qualify for taxation as a regulated investment company under the Internal Revenue Code of 1986 (the "Code") so that it will not be subject to Federal income tax to the extent it distributes investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) to shareholders. The Portfolio is treated as a separate entity for Federal income tax purposes and is not combined with any of the Funds' other portfolios.

The portfolio intends to invest a sufficient portion of its assets in municipal bonds and notes so that it will qualify to pay exempt-interest dividends to shareholders. Such exempt-interest dividends are excluded from a shareholder's gross income for Federal income tax purposes. Tax-exempt dividends received from the Municipal Portfolio may be subject to state and local taxes. However, some states allow shareholders to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within the shareholder's state of residence. To the extent, if any, that dividends paid to shareholders of the Municipal Portfolio are derived from taxable interest or long-term or short-term capital gains, such dividends will be subject to Federal personal income tax (whether such dividends are paid in cash or in additional shares) and may also be subject to state and local taxes. In addition, the Municipal Portfolio may invest in private activity municipal securities, the interest on which is subject to the Federal alternative minimum tax for corporations and individuals and the Federal environmental tax for corporations only. Exempt-interest dividends from such private activity securities issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the alternative minimum tax environmental tax. A shareholder may lose the tax exempt status of the accrued income of the portfolio if it redeems its shares before a dividend has been declared. The portfolio may not be an appropriate investment for persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. Such persons should consult their tax advisers before purchasing shares.

Whether paid in cash or additional shares of the portfolio, and regardless of the length of time the shares in such portfolio have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such, and are not eligible for the dividends received deduction for corporations. Shareholders are notified annually by the Fund as to Federal tax status of dividends and distributions paid by the portfolio.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 31

Exchanges and redemptions of shares between portfolios are taxable events for Federal income tax purposes. Individual shareholders may also be subject to state and municipal taxes on such exchanges and redemptions.

The portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the Federal excise tax. To do so, the portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year. Dividends declared in December by the portfolio will be deemed to have been paid and received by shareholders on the record date provided that the dividends are paid before February 1 of the following year.

The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

State and Local Taxes: The Fund is formed as a Pennsylvania Business Trust and therefore is not liable, under current law, for any corporate income or franchise tax of the Commonwealth of Pennsylvania. The Fund will provide Pennsylvania taxable values on a per share basis upon request.

TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the Adviser), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of the Morgan Stanley Group, Inc., and is located at One Tower Bridge, West Conshohocken, PA 19428. Miller Anderson & Sherrerd, LLP is an Equal Opportunity/Affirmative Action Employer. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of the date of this prospectus had in excess of $40.9 billion in assets under management.

Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objective and policies of the portfolio, manages the investment and reinvestment of the portfolio's assets. In this regard, it is the responsibility of the Adviser to make investment decisions for the portfolio and to place the portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, the portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on an annual rate of 0.375% of the portfolio's average daily net assets for the quarter.


--------------------------------------------------------------------------------
MAS Funds - 32       Terms in bold type are defined in the Prospectus Glossary

Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets for the Adviser Class of the portfolio from exceeding 0.80%.

For the fiscal year ended September 30, 1996, the Adviser received compensation for its services at the rate of .288%.

PORTFOLIO MANAGEMENT:


The investment professionals of MAS who are primarily responsible for the day-to-day management of the portfolio are as follows:

Steven K. Kreider, Principal, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Municipal Portfolio in 1992.

Kenneth B. Dunn, Managing Director, Morgan Stanley, joined MAS in 1987. He assumed responsibility for the Municipal Portfolio in 1994.

Scott F. Richard, Managing Director, Morgan Stanley, joined MAS in 1992. He served as Vice President, Head of Fixed Income Research & Model Development for Goldman, Sachs & Co. From 1987 to 1991 and as Head of Mortgage Research in 1992. He assumed responsibility for the Municipal Portfolio in 1994.


ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Portfolio's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.

DISTRIBUTION PLAN: Adviser Class Shares are sold without a sales charge, but are subject to a Rule 12b-1 fee. The Fund, on behalf of the applicable portfolio, will make monthly payments to the Fund's distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to .25% of each portfolio's average daily net assets attributable to Adviser Class Shares. The Fund's distributor will use the Rule 12b-1 fee it receives for (i) compensation for its services in connection with distribution assistance or provision of shareholder or account maintenance services, or (ii) payments to financial intermediaries, plan fiduciaries, and investment professionals, including the Adviser, for providing distribution support services, and/or account maintenance services to shareholders (including, where applicable, any underlying beneficial owners) of Adviser Class Shares.


GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.


PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolio. In doing so, the portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.


--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 33

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the portfolio or who act as agents in the purchase of shares of the portfolio for their clients.

Some securities considered for investment by the portfolio may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. MAS may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley Group Inc., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.


OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-six portfolios.


The shares of the portfolio are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the portfolio have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.


Meetings of shareholders will not be held except as required by the Investment Company Act of 1940, as amended, and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.


Custodians: The Chase Manhattan Bank, New York, NY serves as custodian for the portfolio. The custodian holds cash, securities and other assets as required by the 1940 Act.


Transfer and Dividend Disbursing Agent: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Fund's Transfer Agent and dividend disbursing agent.

Reports: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

--------------------------------------------------------------------------------
MAS Funds - 34       Terms in bold type are defined in the Prospectus Glossary

Litigation: The Fund is not involved in any litigation.


Closed Holidays: Currently, the weekdays on which the portfolio is closed for business are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


TRUSTEES AND OFFICERS

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Director, Morgan Stanley Universal Funds, Inc.

Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Federal National Mortgage Association; Director, Reliance Group Holdings; Director, Melville Corporation.

Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

Vincent R. McLean, Trustee; Director, Alexander and Alexander Services, Inc.; Director, Legal and General America, Inc.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

-----------------------------------------------------------------------------


James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund
Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.

--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 35

Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

Douglas W. Kugler, CFA, Treasurer, MAS Funds; Vice President, Morgan Stanley; Head of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP; formerly Assistant Vice President, Provident Financial Processing Corporation.

John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius, LLP; formerly Attorney, Ropes & Gray.

--------------------------------------------------------------------------------
MAS Funds - 36      Terms in bold type are defined in the Prospectus Glossary

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--------------------------------------------------------------------------------
Terms in bold type are defined in the Prospectus Glossary        MAS Funds - 37

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--------------------------------------------------------------------------------
MAS Funds - 38       Terms in bold type are defined in the Prospectus Glossary

MAS LOGO -------------------------------------------- ACCOUNT REGISTRATION FORM
--------
MAS FUNDS                                        MAS Fund Distribution, Inc.
                                                 General Distribution Agent

-----------------------------------------------------------------------------
/1/
REGISTRATION/PRIMARY MAILING ADDRESS

Confirmations and month-end
statements will be mailed to this
address.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Attention
         ---------------------------------------------------------------------
Street or P.O. Box
                  ------------------------------------------------------------
City                                State                 Zip        -
    --------------------------------     ----------------    -------- --------
Telephone No.         -           -
             --------  ----------  -----------------
Form of Business Entity: / / Corporation  / / Partnership
                         / / Trust  / / Other

                        --------------------------------------------------
Type of Account: / / Defined Benefit Plan   / / Defined Contribution Plan
                          / /  Profit Sharing/Thrift Plan
                 / / Other Employee Benefit Plan

                     ------------------------------------------------------
                 / / Endowment  / / Foundation  / / Taxable  / / Other (Specify)

                     ------------------------------------------------------
/ / United States Citizen   / / Resident Alien  / / Non-Resident Alien, Indicate
                                                    Country of Residence

                                                    ----------------------------
================================================================================
/2/
INTERESTED PARTY OPTION
In addition to the account statement sent to the above registered address, the Fund is authorized to mail duplicate statements to the name and address provided at right.

For additional interested party mailings, please attach a separate sheet.

Attention
         ----------------------------------------------------------------------
Company
(If Applicable)
               ----------------------------------------------------------------
Street or P.O. Box
                  -------------------------------------------------------------
City                        State                   Zip              -
    ------------------------     -------------------   -------------- ---------
Telephone No.           -          -
             ----------- ---------- -----------
===============================================================================

/3/ INVESTMENT
    For Purchase of:


                 / / Municipal Portfolio     $______________________

                                              ______________________



/4/
    TAXPAYER IDENTIFICATION NUMBER
    Part 1.
                          Social Security Number
                              --           --
                      -------    ---------    --------
                                    or
                      Employer Identification Number
                                 -
                            ----- --------------
    Part 2. BACKUP WITHHOLDING
    / / Check the box if the account is subject to
    Backup Withholding under the provisions of
    Section 3406(a)(1)(C) of the Internal Revenue Code.
-------------------------------------------------------------------------------
                            IMPORTANT TAX INFORMATION

You (as a payee) are required by law to provide us (as payer) with your current taxpayer identification number. Accounts that have a missing or incorrect taxpayer identification number will be subject to backup withholding at a 31% rate on ordinary income and capital gains distribution as well as redemptions. Backup withholding is not an additional tax; the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.

You may be notified that you are subject to backup withholding under section 3406(a)(1)(C) because you have underreported interest or dividends or you were required to, but failed to, file a return which would have included a reportable interest or dividend payment. If you have been so notified, check the box in
PART 2 at left.
===============================================================================
MILLER ANDERSON & SHERRERD, LLP ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
SIDE ONE OF TWO

MAS LOGO
--------
MAS FUNDS

===============================================================================
/5/ TELEPHONE REDEMPTION OPTION

 Please sign below if you wish to redeem or exchange shares by telephone. Redemption proceeds requested by phone may only be mailed to the account's primary registration address or wired according to bank instructions provided in writing. A signature guarantee is required if the bank account listed below is not registered identically to your Fund Account.

 The Fund and its agents shall not be liable for reliance on phone instructions reasonably believed to be genuine. The Fund will maintain procedures designed to authenticate telephone instructions received.

 Telephone requests for redemptions or exchanges will not be honored unless signature appears below.

 (X)
 ---------------------------------------------------------------------------
 Signature                                                              Date

===============================================================================
/6/ WIRING INSTRUCTIONS -- The instructions provided below may only be changed by written notification.

    Please check appropriate box(es):

    / / Wire redemption proceeds
    / / Wire distribution proceeds (please complete box /7/ below)

  --------------------------------------------------  ----------------------
   Name of Commercial Bank (Net Savings Bank)            Bank Account No.

  --------------------------------------------------------------------------
               Name(s) in which your Bank Account is Established

  --------------------------------------------------------------------------
                             Bank's Street Address

  --------------------------------------------  ----------------------------
   City           State         Zip                  Routing/ABA Number

===============================================================================
/7/ DISTRIBUTION OPTION -- Income dividends and capital gains distributions
    (if any) will be reinvested in additional shares if no box is checked below. The instructions provided below may only be changed by written notification.

   / / Income dividends and capital gains to be paid in cash.

   / / Income dividends to be paid in cash and capital gains distribution in additional shares.

   / / Income dividends and capital gains to be reinvested in additional shares.

  If cash option is chosen, please indicate instructions below:

   / / Mail distribution check to the name and address in which account is registered.

   / / Wire distribution to the same commercial bank indicated in Section 6 above.

===============================================================================

/8/ WIRING INSTRUCTIONS

    For purchasing Shares by wire, please send a Fedwire payment to:

    The Chase Manhattan Bank
    1 Chase Manhattan Plaza
    New York, NY 10081
    ABA# 021000021
    DDA# 910-2-734143
    Attn: MAS Funds Subscription Account
    Ref. (Portfolio name, your Account number, your Account name)

===============================================================================
SIGNATURE(S) OF ALL HOLDERS AND TAXPAYER CERTIFICATION
The undersigned certify that I/we have full authority and legal capacity to purchase shares of the Fund and affirm that I/we have received a current Prospectus of the MAS Funds and agree to be bound by its terms. Under penalties of perjury I/we certify that the information provided in Section 4 above is true, correct and complete. The Internal Revenue Service does not require your consent to any provision of the document other than the certifications required to avoid backup withholding.

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

(X)
----------------------------------------------------------------------------
Signature                                                               Date

               This application is separate from the prospectus.

--------------------------
  FOR INTERNAL USE ONLY

(X)
--------------------------
Signature             Date

--------------------------
O / / F / / OR  / / S / /
--------------------------
===============================================================================

MILLER
ANDERSON
& SHERRERD, LLP
         ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-------------------------------------------------------------------------------
                                                                SIDE TWO OF TWO

                               JANUARY 31, 1997

            Investment Adviser and Administrator:    Transfer Agent:

            Miller Anderson & Sherrerd, LLP          Chase Global Funds
            One Tower Bridge                         Services Company
            West Conshohocken,                       73 Tremont Street
            Pennsylvania 19428-2899                  Boston, Massachusetts
                                                     02108-0913

                               General Distribution Agent:

                               MAS Fund Distribution, Inc.
                               One Tower Bridge
                               P.O. Box 868
                               West Conshohocken,
                               Pennsylvania 19428-0868

-------------------------------------------------------------------------------

                              TABLE OF CONTENTS


                                                                        Page
                                                                       ------
Fund Expenses  ............................                               2
Prospectus Summary  .......................                               4
Financial Highlights  .....................                               6
Yield and Total Return  ...................                               7
Investment Suitability  ...................                               8
Investment Limitations  ...................                               9
Portfolio Summaries  ......................                              11
Equity Investments  .......................
Fixed-Income Investments  .................
Prospectus Glossary:
 Strategies  ..............................                              12
 Investments    ...........................                              15
General Shareholder Information  ..........                              26
   Purchase of Shares .....................                              26
   Redemption of Shares ...................                              28
   Shareholder Services ...................                              29
   Valuation of Shares ....................                              30
   Dividends, Capital Gains Distributions .
    and Taxes .............................                              30
Investment Adviser  .......................                              33
Portfolio Management  .....................                              34
Administrative Services  ..................                              34
General Distribution Agent  ...............                              34
Portfolio Transactions  ...................                              34
Other Information  ........................                              35
Trustees and Officers  ....................                              36


--------------------------------------------------------------------------------
Terms in bold type are defined in Prospectus Glossary            MAS Funds - 41

------------------------------------------------------------ LOGO -------------


                                                       ------------------------
                                                       PROSPECTUS
                                                       ------------------------








                                                 MILLER
                                                 ANDERSON
                                                 & SHERRERD, LLP

ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185
-----------------------------------------------------------------------------

                                    MAS FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                January 31, 1997


    MAS Funds (the "Fund") is a no load mutual fund consisting of twenty-six portfolios offering a variety of investment alternatives. This Statement of
Additional               Information sets forth information about the Fund
                         applicable to each of the twenty-six portfolios.

      This Statement is not a Prospectus but should be read in conjunction with the Fund's Prospectuses dated January 31, 1997, each as revised from time to time. To obtain either of these Prospectuses, please call the
                             Client Services Group.

                      Client Services Group: 1-800-354-8185
                  Prices and Investment Results: 1-800-522-1525


                                TABLE OF CONTENTS
                                                                         Page
                                                                         ----
Business History                                                           3
Strategies and Investments                                                 3
Repurchase Agreements                                                      3
Securities Lending                                                         3
Foreign Investments                                                        4
Futures Contracts                                                          5

Restrictions on the Use of Futures Contracts                               6

Risk Factors in Futures Transactions                                       6
Options                                                                    6
Options on Foreign Currencies                                              7
Combined Transactions                                                      8
Risks of Options on Futures Contracts, Forward Contracts and
  Options on Foreign Currencies                                            8
Swap Contracts                                                             9
Foreign Currency Exchange-Related Securities                              10
Municipal Bonds                                                           11
Duration                                                                  13
Mortgage-Backed Securities                                                13
Stripped Mortgage-Backed Securities                                       15
U.S. Government Securities                                                16
Zero Coupon Bonds                                                         16
Eurodollar and Yankee Obligations                                         17
Brady Bonds                                                               17
Cash Reserves Portfolio                                                   18
Tax Considerations                                                        18
Purchase of Shares                                                        19
Redemption of Shares                                                      20
Shareholder Services                                                      20
Investment Limitations                                                    21
Management of the Fund                                                    23

Distribution Plans                                                        27
Shareholder Service Agreement                                             28
Investment Adviser                                                        28
Administration                                                            30
Distributor for Fund                                                      31
Custodian                                                                 31
Portfolio Transactions                                                    31
Portfolio Turnover                                                        32
General Information                                                       33
Performance Information                                                   35
Comparative Indices                                                       41
Financial Statements                                                      46
Appendix-Description of Securities and Ratings                            47
Description of Bond Ratings                                               47

                                BUSINESS HISTORY

MAS Funds (formerly MAS Pooled Trust Fund) is an open end management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993. The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February, 1984.

                           STRATEGIES AND INVESTMENTS

The following information supplement the characteristics and risks of strategies and investments set forth in the Fund's Prospectuses:

                              REPURCHASE AGREEMENTS

Each of the Fund's Portfolios may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. Such agreements permit a Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser and the Fund's Administrator will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

                               SECURITIES LENDING

Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities

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

and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trustees.

At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan must be called and the securities voted.

                               FOREIGN INVESTMENTS

Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Portfolios (except for the Domestic Fixed Income, Limited Duration, Mortgage-Backed Securities, Advisory Mortgage and Cash Reserves Portfolios) permit them to enter into forward foreign currency exchange contracts in order to hedge their respective holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolios will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those Portfolios for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

The International Equity, Emerging Markets, International Fixed Income, Advisory Foreign Fixed Income, Global Fixed Income, Multi-Asset-Class, High Yield, Municipal, PA Municipal, Balanced Plus and Balanced Portfolios may invest in the securities of issuers in Eastern European and other developing markets. The economies of these countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economies. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that the portfolio's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated.

In addition, the Equity, Growth, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Value, Value, Balanced, Multi-Asset-Class and Balanced Plus portfolios may invest in Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") to the extent that they become available. GDRs and EDRs are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.

Holders of unsponsored GDRs or EDRs generally bear all the costs associated with establishing the unsponsored GDRs or EDRs. The depositary of unsponsored GDRs or EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs or EDRs voting rights with respect to the deposited securities or pool of securities. GDRs or EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. The Funds may invest in sponsored and unsponsored GDRs or EDRs. For purposes of the Funds' investment policies, a Funds' investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

                                FUTURES CONTRACTS

Each Portfolio, except the Cash Reserves Portfolio, may enter into futures contracts, options, and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. A Portfolio's margin deposits will be placed in a segregated account maintained by the Fund's Custodian.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Fund require that the aggregate initial margins and premiums required to establish non-hedging positions not exceed 5% of the liquidation value of a Portfolio.

Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

                  RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

A portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage.

                      RISK FACTORS IN FUTURES TRANSACTIONS

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                                     OPTIONS

Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolios expect generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the Portfolios or sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities.

The Portfolios may also write covered-call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to protect against a decline in the U.S. dollar value of a currency due to the changes of exchange rates vis a vis the U.S. dollar and the option is written for a currency other than the currency in which the security is denominated. In such circumstances, the Portfolios will follow the coverage requirements as described in the preceding paragraph.

                          OPTIONS ON FOREIGN CURRENCIES

All Portfolios except the Cash Reserves, Domestic Fixed Income, Limited Duration, Mortgage-Backed Securities and Advisory Mortgage Portfolios, may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolios could sustain losses on transactions in foreign currency options which would require them to forego a portion or all of the benefits of advantageous changes in such rates.

The Portfolios may write options on foreign currencies for the same purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolios to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolios would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolios may only write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade liquid debt securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash, U.S. Government securities or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

The Portfolios may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Portfolio will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

                              COMBINED TRANSACTIONS

The Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

     RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON
                               FOREIGN CURRENCIES

Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

                                 SWAP CONTRACTS

All Portfolios, except the Cash Reserves Portfolio, may enter into Swap Contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the Portfolios may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the Investment Company Act of 1940 and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. All of the portfolios of MAS Funds except the Cash Reserves Portfolio may enter into OTC Derivatives transactions (Swaps, Caps, Floors, Puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

                  FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign currency warrants--Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities--Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based of the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper--Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

                                 MUNICIPAL BONDS

Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain Funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain Funds for general operating expenses and for loans to other public institutions and facilities.

The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Municipal and PA Municipal Portfolios ("the Portfolios") may also invest in tax-exempt industrial development bonds, short-term municipal obligations, project notes, demand notes and tax-exempt commercial paper.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes. Project Notes are instruments issued by the Department of Housing and Urban Development but issued by a state or local housing agency. While the issuing agency has the primary obligation on such Project notes, they are also secured by the full faith and credit of the United States.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the Prospectus for the Portfolios.

The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal Bonds are sometimes purchased on a "when-issued" basis meaning the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolio to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

                                    DURATION

The Limited Duration and Intermediate Duration Portfolios seek to achieve their objective by investing in the types of fixed income securities described in the Prospectus and by maintaining an average duration of between one and three years and two and five years, respectively. Duration is one of the fundamental tools used by the Adviser in security selection for the Portfolios and any other Portfolio which invests in fixed income securities.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of the "term of maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure is not properly captured by duration in the case of mortgage pass- through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

                           MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to investors. Fixed Income, Domestic Fixed Income, Fixed Income Portfolio II, Special Purpose Fixed Income, Limited Duration, High Yield, Intermediate Duration Fixed Income, Mortgage-Backed Securities, Advisory Mortgage, International Fixed Income, Advisory Foreign Fixed Income, Global Fixed Income, Multi-Asset-Class, Municipal, PA Municipal, Balanced Plus and Balanced Portfolios may invest in Mortgage-Backed Securities. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the Portfolios will be rated investment grade by Moody's or Standard & Poor's, or, if unrated, deemed by the Adviser to be of investment grade quality.

Underlying Mortgages

Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Portfolios may purchase pools of adjustable rate mortgages (ARM), growing equity mortgages (GEM), graduated payment mortgage (GPM) and other types where the principal and interest payment procedures vary. ARM's are mortgages which reset the mortgage's interest rate with changes in open market interest rates. The Portfolios' interest income will vary with changes in the applicable interest rate on pools of ARM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolios' net asset values since the prices at which these securities are valued each day will reflect the payment procedures.

All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Average Life

The average life of pass-through pools varies with the maturities, coupon rates, and type of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Returns of Mortgage-Backed Securities

Yields on mortgage-backed pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual pre-payment experience may cause the realized return to differ from the assumed yield. Reinvestment of pre-payments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the Portfolios. The compounding effect from reinvestment of monthly payments received by each Portfolio will increase its return to shareholders, compared to bonds that pay interest semi-annually.

About Mortgage-Backed Securities

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass- through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payment.

Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

The Federal National Mortgage Association (FNMA) is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally- chartered savings and loan associations, mutual savings, banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage-backed securities purchased for the Portfolios will, however, be rated of investment grade quality by Moody's and/or Standard & Poor's or, if unrated, deemed by the Adviser to be of investment grade quality.

It is expected that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

                       STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

                           U.S. GOVERNMENT SECURITIES

The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States.

Agency Securities: Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

                                ZERO COUPON BONDS

Zero Coupon bonds, are a term used to describe notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the "full faith and credit" of the United States Government.

A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value"--what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

Zero Coupon Treasury Bonds are sold under a variety of different names, such as:
Certificate of Accrual on Treasury Securities (CATS), Treasury Receipts (Trs), Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Treasury Investment Growth Receipts (TIGERS).

                        EURODOLLAR AND YANKEE OBLIGATIONS

Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar- denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations held in the Cash Reserves Portfolio will undergo the same credit analysis as domestic issues in which the Cash Reserves Portfolio invests, and will have at least the same financial strength as the domestic issuers approved for the Cash Reserves Portfolio.

                                   BRADY BONDS

A portion of certain of the Fund's fixed-income investments may be invested in certain debt obligations customarily referred to as "Brady Bonds", which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady bonds are to be viewed as speculative.

Brady Plan debt restructurings totaling approximately $73 billion have been implemented to date in Argentina, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds aggregating approximately $35 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

                             CASH RESERVES PORTFOLIO

A-1 and Prime-1 Commercial Paper Ratings: Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                               TAX CONSIDERATIONS

In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities or foreign currencies not directly related to the company's principal business of investing in securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for the purpose of the 30% test.

Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes including unrealized gains at the end of the Portfolio's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised of the nature of the payments.

The 30% limit on gains from the disposition of certain options, futures, forward contracts, and swap contracts held less than three months, and the qualifying income and diversification requirements applicable to a Portfolio's assets, may limit the extent to which a Portfolio will be able to engage in these transactions.

Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Portfolios may be "Section 1256 contracts." Section 1256 contracts held by a Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on
Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by a Portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

                               PURCHASE OF SHARES

Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares (ii) to reject purchase orders, (iii) to reduce or waive the minimum for initial and subsequent investments. The Officers of the Fund may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in the Fund by employees of the Adviser and its affiliates.

                              REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

The Fund has made an election with the Commission pursuant to Rule 18f-1 under the Investment Company Act of 1940 to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

No charge is made by a Portfolio for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

                              SHAREHOLDER SERVICES

Exchange Privilege


The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. Any such exchange will be based on the respective net asset values of the shares involved. Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased. Exchange requests may be made either by mail or telephone. Telephone exchanges (referred to as "expedited exchanges") will be accepted only if the certificates for the shares to be exchanged are held by the Fund for the account of the shareholder and the registration of the two accounts are identical. Requests for expedited exchanges received prior to 12:00 p.m. for the Cash Reserves Portfolio and prior to 4:00 p.m. (Eastern time) for all other Portfolios will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Expedited exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders. The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing.

For Federal income tax purposes, an exchange between Portfolios of the Fund is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between a series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

Transfer of Shares

Shareholders may transfer shares of the Fund's Portfolios to another person by written request to the Client Services Group at the address noted above. The request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

Each Portfolio of the Fund is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, each Portfolio will not:

(1) invest in physical commodities or contracts on physical commodities;

(2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3) make loans except: (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subjects to the limitations described in (h), below, (ii) by lending its portfolio securities, and (iii) by lending portfolio assets to other Portfolios of the Fund, so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act"), or the Rules and Regulations, or interpretations or orders of the Securities and Exchange Commission thereunder;

(4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer (this restriction is not applicable to the Global Fixed Income, International Fixed Income, Advisory Foreign Fixed Income or the Emerging Markets Portfolios);

(5) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (this restriction does not apply to the Global Fixed Income, International Fixed Income, Advisory Foreign Fixed Income or the Emerging Markets Portfolios);

(6) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(7) underwrite the securities of other issuers (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the disposition of restricted securities);

(8) acquire any securities of companies within one industry, other than mortgage-backed securities in the case of the Mortgage-Backed Securities and Advisory Mortgage Portfolios, if as a result of such acquisition, more than

25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when any such Portfolio adopts a temporary defensive position. Additionally, the Cash Reserves Portfolio may invest without limitation in obligations of the U.S. Government or its agencies and instrumentalities or certificates of deposit or bankers' acceptance of domestic banks;

Each Portfolio is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval.

As a matter of non-fundamental policy, no Portfolio will:

(1) enter into futures contracts to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of each Portfolio's total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage;

(2) write put or call options except to the extent described above in (1);

(3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(4) sell short unless, the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

(5) borrow money other than from banks or other Portfolios of MAS Funds, provided that a Portfolio may borrow from banks or other Portfolios of MAS Funds so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or purchase additional securities when borrowings exceed 5% of total (gross) assets;

(6) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Portfolio may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

(7) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board of Directors;

(8) invest for the purpose of exercising control over management of any company; and

(9) invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

                             MANAGEMENT OF THE FUND

Trustees and Officers

The Fund's officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its officers. The following is a list of the Trustees and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years:

Thomas L. Bennett,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Director, Morgan Stanley Universal Funds, Inc.

Thomas P. Gerrity, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business , University of Pennsylvania; Director, Digital Equipment Corp.; Director, Sun Company, Inc.; Director, Federal National Mortgage Association; Director, Reliance Group Holdings; Director, Melville Corporation.

Joseph P. Healey, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

Joseph J. Kearns, Trustee; Vice President and Treasurer, The J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

Vincent R. McLean, Trustee; Director, Alexander and Alexander Services, Inc.; Director, Legal and General America, Inc.; Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. Oscar Morong, Jr., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

------------------------------------------------------------------------------

James D. Schmid, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc., Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.

Lorraine Truten, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

Douglas W. Kugler, CFA, Treasurer, MAS Funds; Vice President, Morgan Stanley; Head of Mutual Fund Administration, Miller Anderson & Sherrerd, LLP; formerly Assistant Vice President, Provident Financial Processing Corporation.

John H. Grady, Jr., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius, LLP; formerly Attorney, Ropes & Gray.

Remuneration of Trustees and Officers


The Fund pays each Trustee, who is not also an officer or affiliated person, a fee for each Board of Trustees Meeting attended plus travel and other expenses incurred in attending such meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by the Adviser or Sub-Administrator. During the fiscal year ended September 30, 1996, the Fund paid $255,969 in fees and expenses to its "non-interested" Trustees.

The Fund maintains an unfunded Deferred Compensation Plan ("Plan") which allows each independent Trustee to defer payment of his of her retainer and fees to a later date. The Fund's policy is for each Trustee to defer at least twenty-five percent (25%) of his or her retainer and fees received annually from the Fund. To that end, the Plan requires that each Eligible Trustee (defined by the Plan as a member of the Board of Trustees who is not an "interested person" of the Fund, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940) defer his or her entire retainer, which is deemed a deferral of twenty-five percent (25%) of the Trustee's retainer and fees received from the Fund for the year. The Plan also permits the Eligible Trustee to defer all, or a portion, of the fees received for attending meetings of the Board of Trustees throughout the year. Amounts deferred by each Eligible Trustee are credited with a return equal to what those amounts would have received if they had been invested in portfolios of the Fund selected by that Trustee. Eligible Trustees must defer all amounts for at least two (2) years and distributions may not be deferred beyond the Eligible Trustee's membership on the Board of Trustees. Distributions to an Eligible Trustee are either in the form of a lump sum or equal annual installments over a period of five (5) years and commence within ninety (90) days after the last date during the deferred period on which the Fund makes a valuation of the Eligible Trustee's deferred compensation. The Fund intends that the Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986. The rights of an Eligible Trustee and the beneficiaries to the amounts held under the Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund. The Plan became effective May 23, 1996. There were no payments under the plan during the fiscal year ended September 30, 1996.

The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 1996 is set forth below.


                               Aggregate      Pension or Benefits           Total
                              Compensation      Accrued As Part          Compensation
Name of Trustee              from the Fund#    of Fund Expenses          from the Fund
-------------------                             -------------           ----------------
Thomas L. Bennett*             $ -0-                 $ -0-                  $ -0-
David P. Eastburn**            $22,000               $ -0-                  $22,000
Thomas P. Gerrity***           $ -0-                 $ -0-                  $ -0-
Joseph P. Healey               $40,000##             $ -0-                  $40,000
Joseph J. Kearns               $40,000##             $ -0-                  $40,000
Vincent R. McLean****          $27,000##             $ -0-                  $27.000
C. Oscar Morong, Jr.           $40,000##             $ -0-                  $40,000

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

**David P. Eastburn retired as Trustee of the Fund on February 29, 1996.

***Thomas P. Gerrity became a Trustee of the Fund after the fiscal year end of September 30, 1996.

****Vincent R. McLean became a Trustee of the Fund on February 29, 1996.


# Includes amounts deferred at the election of Trustees under the Deferred Compensation Plan.

## In addition, each Trustee has deferred his retainer of $12,000 under the Deferred Compensation Plan.


Principal Holders of Securities

As of January 2, 1997 following persons owned of record or beneficially 5% or more of the shares of a Portfolio:


INSTITUTIONAL CLASS:


Emerging Markets Portfolio: Ministers and Missionaries, New York, NY, 42.18%; Smithsonian Institution, New York, NY, 26.65%; Checking and Co., Boston, MA, 10.03%; KMPG Peat Marwick, Montval, New Jersey, 8.93%.

International Equity Portfolio: Western Metal, West Conshohoken, PA, 9.51%; Ministers and Missionaries, New York, NY, 8.41%.


Mid Cap Growth Portfolio: J Paul Getty Trust, Chicago, IL, 18.75%; New York State Common, Albany, NY, 8.22%;

Mid Cap Value Portfolio: Fishnet & Company, Boston, MA, 15.41%; Hearst Corporation, New York NY, 15.41%; Georgetown Memorial Hospital, Georgetown, SC, 14.95%; Berkley College of Music, Boston, MA, 11.61%; Charles Schwab & Co, San Francisco, CA, 6.96%;


Small Cap Value Portfolio: J Paul Getty Trust, Chicago, IL, 10.98%; Silicon Graphics, Chicago, IL, 8.77%; American Red Cross, Falls Church, VA, 6.87%; Fishnet & Company, Boston, MA, 5.33%;

Value Portfolio: Charles Schwab, San Francisco, CA, 10.06%;


Cash Reserves Portfolio: The Northern Trust Company, Morgan Stanley, Chicago, IL, 31.77%; Salkeld & Co., New York, NY, 19.75%; Hans A. Wolf or Elizabeth Wolf, Palo Alto, CA, 8.36%; Association for Information & Image Management, Silver Spring, MD, 5.16%;

Domestic Fixed Income Portfolio: Saxon & Co., Philadelphia, PA, 19.74%; Hartford Foundation, Hartford, CT, 13.07%; Philadelphia Orchestra, Philadelphia, PA, 10.17%; Saxon & Co., Philadelphia, PA, 6.41%; Paintmakers Money Accumulation, Portland, OR, 5.60%; Fox Chase Cancer Center, Philadelphia, PA, 5.10%;

Fixed Income Portfolio II: Sheet Metal Workers, Suitland, MD, 11.34%; Johns Hopkins University, Jersey City, NJ, 10.85%; Diocese of Camden, Camden, NJ, 9.08%; Northwestern Memorial Hospital, Chicago, IL, 7.83%; Sandoz Corp Savings Plan, Chicago, IL, 7.68%; Sarah Lawrence College, Bronxville, NY, 5.21%;


Global Fixed Income Portfolio: Charles A. Dana Foundation, New York, NY, 26.64%; Hudson-Webber Foundation, Detroit, MI, 11.67%; "All For Her," Albany, NY, 11.00%; Abilene Christian University, Abilene, TX, 8.71%; Pitney Bowes, Inc., Stamford, CT, 8.08%; Forest Oil Corp. Pension Trust, Boston, MA, 7.16%; Rockefeller Family Fund, New York, NY, 5.60%;


High Yield Securities Portfolio: Western Metal, West Conshohoken, PA, 8.88%; John & Catherine MacArthur, Chicago, IL, 6.30%; Charles Schwab, San Francisco, CA, 6.24%; Carnegie Corp., New, NY, 5.59%; Armco Master Pension, Pittsburgh, PA, 5.09%; Connelly Foundation, West Conshohoken, PA, 5.08%; KPMG Peat Marwick, Montvale, NJ, 5.03%;

Intermediate Duration Portfolio: Morgan Stanley Group Inc., New York, NY; 31.77%; Jaffe Family Foundation, Suffern, NY, 22.42%; Los Angeles
Hotel-Restaurant Employees, Los Angeles, CA, 19.94%; Northumberland County Employee, Altoona, PA, 18.96%; Union Local 1034 Severance Trust, Abington, PA, 6.04%;

International Fixed Income Portfolio: Armco, Pittsburgh, PA, 23.82%; J. Paul Getty, Chicago, IL, 16.64%; Children's Hospital, Philadelphia, PA, 15.62%; Western Metal, West Conshohoken, PA, 12.47%; Smithsonian Institution, New York, NY, 6.38%;

Limited Duration Portfolio: Cannon Hourly Retirement Plan, New York, NY, 13.42%;
A. .Hotel & Restaurant Union Welfare, Calabasas, CA, 12.04%; California Bakery Drivers, San Francisco, CA, 8.70%; Paper Converters, Philadelphia, PA, 6.06%; Benedictine Abbey of Newark, Newark, NJ, 5.52%; Batrus & Company, New York, NY, 5.28%;

Mortgage-Backed Securities Portfolio: Inglis House Foundation, Philadelphia, PA, 31.41%; Northwestern University, Evanston, IL, 22.86%; Cives Corp. Savings & Profit Sharing, Roswell, GA, 16.40%; Teamsters Local 641, Philadelphia, PA, 11.23%; The Paper Magic Group, Scranton, PA, 11.00%;

Municipal Portfolio: Union Electric Employees, Pittsburgh, PA, 16.50%; Robert A. Fox, Jenkintown, PA, 10.57%; Jesse J. Thompson, Charlotte, NC, 10.54%; Union Electric Employees, Pittsburgh, PA, 9.53%; Batrus & Co., New York, NY, 5.22%;

PA Municipal Portfolio: Richard Worley, West Conshohoken, PA, 25.91%; Kenneth B. Dunn & Pamela R. Dunn, Bala Cynwyd, PA, 18.97%; R&S Roberts, Philadelphia, PA, 15.64%; John JF Sherrerd, Bryn Mawr, PA, 8.13%; Morris Williams Jr. & Ruth W. Williams, Gladwyne, PA, 6.26%;

Balanced Portfolio: Wendel & Co., New York, NY, 28.84%; A&P Savings, New York, NY, 8.16%; Bay Area Rapid Transit, Calabasas, CA, 6.65%; Bay Area Rapid Transit, Calabasas, CA, 6.18%;

Multi-Asset-Class Portfolio: KPMG Peat Marwick, Montvale, NJ, 20.14%; The Library Co of Philadelphia, Philadelphia, PA, 9.74%; Milbank Tweed Hadley & McCloy, Brooklyn, NY, 7.82%; National Center For State Courts, Williamsburg, VA, 5.83%; The W-S Foundation, Winston-Salem, NC, 5.51%;

Advisory Foreign Fixed Income Portfolio: Minnesota State Board of Inv., St. Paul, MN, 9.83%; Kaiser Foundation, Oakland, CA, 7.18%; Johns Hopkins University, Baltimore, MD, 5.34%;

Advisory Mortgage Portfolio: Children's Hospital, Philadelphia, PA, 5.54%;

INVESTMENT CLASS


Equity Portfolio: Roanoke Electric Steel, Charlotte, NC, 57.73%; Philadelphia Marine Trade, Philadelphia, PA, 35.75%; Insurance Trust of Penn, Philadelphia, PA, 6.52%;


Value Portfolio: Mac & Co., Pittsburgh, PA, 27.39%; Jane Smith HM, Chicago, IL, 12.88%; Institute of Nuclear Power, Atlanta, GA, 12.19%; Trust Company of America, Englewood, CA, 9.85%; Roanoke Electric Steel, Charlotte, NC, 9.58%; IBEW Local 223 Deferred Income Fund, Lakeville, MA, 5.26%; Doctors Community Hospital, Lanham, MD, 5.23%;

Fixed Income Portfolio: Thomas Build Buses, Dallas, TX, 38.51%; Woodlawn Cemetery Care Fund, Chicago, IL, 30.41%; Thomas Built Buses, Dallas, TX, 13.09%; Roanoke Electric Steel, Charlotte, NC, 11.11%; Philadelphia Marine Trade Association, Philadelphia, PA, 6.89%;

International Equity Portfolio: Doctors Community Hospital, Lanham, MD, 57.30%;
J. Richard Jones, Radnor, PA, 27.19%; Insurance Trust of Penn., Philadelphia, PA, 8.19%; Richard Jones, Radnor, PA, 7.32%;


High Yield Portfolio: National Academy of Sciences, Washington, D.C., 42.03%; Noblehouse International, Chicago, IL, 15.40%; Harvey & Bernice Jones, Little Rock, AR, 14.83%; Ayer & Wood Standish, Rochester, NY, 14.66%; Lou Weisbach Revocable Trust, Niles, IL, 13.08%;


Mid Cap Value Portfolio: J. Richard Jones, Radnor, PA, 79.03%; J. Richard Jones, Radnor, PA, 20.97%;

Special Purpose Fixed Income Portfolio: Doctors Community Hospital, Lanham, MD, 87.45%; Insurance Trust of Penn., Philadelphia, PA, 12.55%;

Multi- Asset-Class Portfolio: Kano-Zimmerman Profit Sharing, Nashville, TN, 51.49%; English Speaking Union, Winter Park, FL, 48.51%;

ADVISER CLASS:

Value Portfolio: IBJ Distributor Inc., New York, NY, 85.93%; Fidelity Investments, Covington, KY, 6.18%;

Fixed Income Portfolio: IBJ Distributor Inc., New York, NY, 100%;


Balanced Portfolio: Fidelity Investments Institutions, Covington, KY, 100%


The persons listed above as owning 25% or more of the outstanding shares of each Portfolio may be presumed to "control" (as that term is defined in the Investment Company Act of 1940, as amended) such Portfolios. As a result, those persons would have the ability to vote a majority of the shares of the Portfolios on any matter requiring the approval of shareholders of such Portfolios.

                               DISTRIBUTION PLANS

The Fund's Distribution Plan provides that the Adviser Class Shares will pay MAS Fund Distribution, Inc. (the "Distributor") an annualized fee of .25% of the average daily net assets of each Portfolio attributable to Adviser Class Shares, which the Distributor can use to compensate broker/dealers and service providers which provide distribution services to Adviser Class Shareholders or their customers who beneficially own Adviser Class Shares.

The Fund has adopted the Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Fund and the Trustees who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Adviser Class Shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Fund and of the Trustees who are not "interested persons" of the Fund. For the fiscal year ended September 30, 1996, the Value Portfolio paid $855 in distribution fees pursuant to the Distribution Plan.


                          SHAREHOLDER SERVICE AGREEMENT

The Fund has entered into a Shareholder Service Agreement with the Distributor whereby the Distributor will compensate service providers who provide certain services to clients who beneficially own Investment Class shares of the Portfolios described in the Investment Class prospectus. Each Portfolio will pay to the Distributor a fee at the annual rate of .15% of the average daily net assets of such Portfolio attributable to the shares serviced by the service provider, which fee will be computed daily and paid monthly. During the fiscal year ended September 30, 1996, the Fund paid $5,739 to compensate the Distributor under this Shareholder Service Agreement.

                               INVESTMENT ADVISER

Under an Investment Advisory Agreement ("Agreement") with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, manages the investment and reinvestment of the assets of each Portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's Portfolios and to place each Portfolio's purchase and sales orders for investment securities.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolios and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), each Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:

                                                       Rate
                                                       ----
    Emerging Markets Portfolio                         .750%
    Equity Portfolio                                   .500
    Growth Portfolio                                   .500
    International Equity Portfolio                     .500
    Mid Cap Growth Portfolio                           .500
    Mid Cap Value Portfolio                            .750
    Small Cap Value Portfolio                          .750

    Value Portfolio                                    .500
    Cash Reserves Portfolio                            .250
    Domestic Fixed Income Portfolio                    .375
    Fixed Income Portfolio                             .375
    Fixed Income Portfolio II                          .375
    Global Fixed Income Portfolio                      .375
    High Yield Portfolio                               .375
    Intermediate Duration Portfolio                    .375
    International Fixed Income Portfolio               .375
    Limited Duration Portfolio                         .300
    Mortgage-Backed Securities Portfolio               .375
    Municipal Portfolio                                .375
    PA Municipal Portfolio                             .375
    Special Purpose Fixed Income Portfolio             .375
    Balanced Portfolio                                 .450
    Multi-Asset-Class Portfolio                        .650
    Balanced Plus                                      .550
    Advisory Foreign Fixed Income Portfolio            .375
    Advisory Mortgage Portfolio                        .375


In cases where a shareholder of any of the Portfolios has an investment counseling relationship with the Adviser, the Adviser may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the Fund. This procedure will be utilized with clients having contractual relationships based on total assets managed by Miller Anderson & Sherrerd, LLP to avoid situations where excess advisory fees might be paid to the Adviser. In no event will a client pay higher total advisory fees as a result of the client's investment in the Fund. In addition, the Adviser has voluntarily agreed to waive its advisory fees to the extent necessary, if any, to keep the Emerging Markets, Mid Cap Value, Cash Reserves, Domestic Fixed Income, Global Fixed Income, High Yield, Intermediate Duration, International Fixed Income, Limited Duration, Mortgage-Backed Securities, Municipal, PA Municipal, Multi-Asset-Class, Advisory Foreign Fixed Income and Advisory Mortgage Portfolios' total annual operating expenses from exceeding 1.180%,
 .880%, .320%, .500%, .580%, .525%, .490%, .600%, .420%, .500%, .500%, .500%,
 .780%, .150% and .080% of its average daily net assets, respectively.


For the fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid the following advisory fees:

                                                      Advisory Fees Paid                 Advisory Fees Waived
                                                 1994       1995        1996       1994        1995        1996
Fund                                             (000)      (000)       (000)      (000)       (000)       (000)
----                                             -----      -----       -----      -----       -----       -----
Emerging Markets Portfolio                          *          85         286         *          52          42
Equity Portfolio                                 5,933      6,840       7,785         0           0           0
Growth Portfolio                                    *          *            *          *         *           *
International Equity Portfolio                   5,412      5,437       3,458          0          0           0
Mid Cap Growth Portfolio                         1,593      1,504       1,986          0          0           0
Mid Cap Value Portfolio                             *           0         188         *          14          46
Small Cap Value Portfolio                        1,833      2,683       3,464          0          0           0
Value Portfolio                                  4,764      5,078       7,716          0          0           0
Cash Reserves Portfolio                             21         51         138         28         39          52
Domestic Fixed Income Portfolio                    187         75         257         13         23           8
Fixed Income Portfolio                           3,997      4,893       5,917          0          0           0



                                                                       29


Fixed Income II Portfolio                          457        567         773          0          0           0
Global Fixed Income Portfolio                      193        190         205          0          0           0
High Yield Portfolio                               503        764       1,073          0          0           0
Intermediate Duration Portfolio                     *          57          52         *          17          18
International Fixed Income Portfolio                64        395         555         26          0           0
Limited Duration Portfolio                         348        206         351          0         11           0
Mortgage-Backed Securities Portfolio               362        348         177          5          5          21
Municipal Portfolio                                112        110         167         22         37          38
PA Municipal Portfolio                              62         32          77         19         31          30
Special Purpose Fixed Income Portfolio           1,233      1,574       1,517          0          0           0
Balanced Portfolio                               1,388      1,385       1,521          0          0           0
Multi-Asset-Class Portfolio                         16        220         635         22        100         112
Balanced Plus Portfolio                             *          *           *          *          *           *
Advisory Foreign Fixed Income Portfolio             *           0       1,933         *       1,631       1,933
Advisory Mortgage Portfolio                         *           0       6,056         *       1,711       6,056


* Not in operation during the period.

The Agreement continues for successive one year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act, as amended) of any such party in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund. If the holders of any Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Portfolio which approved the Agreement, and to any Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Portfolio without penalty, at any time, (1) by vote of the Board of Trustees or by vote of the outstanding voting securities of the Portfolio (2) or sixty (60) days' written notice to the Adviser, or (3) by the Adviser upon ninety (90) days' written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under Federal and State securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on their relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

                                 ADMINISTRATION

MAS also serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Chase Global Funds Services (formerly Mutual Fund Services Company, or MFSC), an affiliate of The Chase Manhattan Bank, serves as transfer agent and provides fund accounting and other services pursuant to a sub- administration agreement.






For the fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid the following administrative fees:

                                              Administrative Fees Paid
                                           1994         1995          1996
                                           (000)        (000)         (000)
                                           -----        -----         -----


Emerging Markets Portfolio                   *            14           38
Equity Portfolio                            949        1,094         1,246
Growth Portfolio                             *            *             *
International Equity Portfolio              875          870           553
Mid Cap Growth Portfolio                    256          241           318
Mid Cap Value Portfolio                      *             1            20
Small Cap Value Portfolio                   207          286           369
Value Portfolio                             762          812         1,235
Cash Reserves Portfolio                      15           29            44
Domestic Fixed Income Portfolio              43           21            55
Fixed Income Portfolio                      843        1,044         1,262
Fixed Income II Portfolio                    99          121           165
Global Fixed Income Portfolio                41           41            44
High Yield Portfolio                        108          163           229
Intermediate Duration Portfolio              *            16            11
International Fixed Income Portfolio         27           84           118
Limited Duration Portfolio                   93           58            93
Mortgage-Backed Securities Portfolio         80           75            38
Municipal Portfolio                          37           31            36
PA Municipal Portfolio                       24           13            16
Special Purpose Fixed Income Portfolio      261          336           323
Balanced Portfolio                          259          246            271
Multi-Asset-Class Portfolio                   8           57            113
Balanced Plus Portfolio                      *            *              *
Advisory Foreign Fixed Income Portfolio      *           357            412
Advisory Mortgage Portfolio                  *           374          1,292


* Not in operation during the period.

                              DISTRIBUTOR FOR FUND

MAS Fund Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, with its principal office at One Tower Bridge, West Conshohocken, Pennsylvania 19428, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distribution Agreement which continues in effect so long as such continuance is approved at least annually by the Fund's Board of Trustees, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

                                    CUSTODIAN

The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The Custodians hold cash, securities, and other assets of the Fund as required by the 1940 Act.

Morgan Stanley Trust Company is an affiliated person, as defined in the 1940 Act, of the Adviser and is compensated for its services as custodian on a per account basis plus out of pocket expenses.

                             PORTFOLIO TRANSACTIONS

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

Although the Adviser generally seeks competitive commission rates and dealer spreads, a Portfolio will not necessarily pay the lowest available commission on brokerage transactions or markups on principal transactions. Transactions may involve specialized services on the part of the broker or dealer involved, and thereby justify higher commissions or markups than would be the case with other transactions requiring more routine services. In addition, a Portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, pricing, and execution services provided by the broker effecting the transaction. The Adviser does not attempt to put a specific dollar value on the research services rendered or to allocate the relative costs or benefits of those services among its clients, believing that the research it receives will help the Adviser to fulfill its overall duty to its clients. The Adviser uses research services obtained in this manner for the benefit of all of its clients, though each particular research service may not be used to service each client. As a result, the Fund may pay brokerage commissions that are used, in part, to purchase research services that are not used to benefit the Fund.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended September 30, 1994 1995 and 1996, the Fund paid brokerage commissions of $8,785,671, $13,457,075 and $18,252,335 respectively.

Some securities considered for investment by each of the Fund's Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees.


On January 3, 1996, affiliates of Morgan Stanley Group Inc. acquired the Adviser. As a result of this transaction, the Adviser became affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers, including Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Securities Ltd., Morgan Stanley Japan Ltd., and Morgan Stanley Asia Ltd. (collectively, "Morgan Stanley"). The Adviser may, in the exercise of its discretion under its investment management agreement, effect transactions in securities or other instruments for the Fund through Morgan Stanley. The Fund paid $453,834 in brokerage commissions to affiliates for $191,758,624 of brokered transactions for the fiscal year ended September 30, 1996.

                               PORTFOLIO TURNOVER

The Portfolio turnover rate for each Portfolio for the past two fiscal years ended September 30 was as follows:

Portfolio                                             1995     1996
---------                                             ----     ----

Emerging Markets                                      63%      108%
Equity                                                67%       67%
Growth                                                N/A       N/A
International Equity                                  112%      78%
Mid Cap Growth                                        129%     141%
Mid Cap Value                                         639%     377%
Small Cap Value                                       119%     145%
Value                                                 56%       53%
Domestic Fixed Income                                 313%     168%
Fixed Income                                          140%     162%
Fixed Income II                                       153%     165%
Global Fixed Income                                   118%     133%
High Yield                                            96%      115%
Intermediate Duration                                 168%     251%
International Fixed Income                            140%     124%
Limited Duration                                      119%     174%
Mortgage-Backed Securities                            107%     116%
Municipal                                              58%      78%
PA Municipal                                           57%      51%
Special Purpose Fixed Income                          143%     151%
Balanced                                               95%     110%
Multi-Asset-Class                                     112%     122%
Balanced Plus                                          N/A     N/A
Advisory Mortgage                                     110%     139%
Advisory Foreign Fixed Income                          96%     170%

N/A -- Portfolio has less than one year of operations.

                               GENERAL INFORMATION

Description of Shares and Voting Rights

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Portfolios") of shares. Currently the Fund is offering shares of twenty-six Portfolios.

The shares of each Portfolio of the Fund are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A Shareholder of a Class is entitled to one vote for each full Class Share held (and a fractional vote for each fractional Class Share held) of the Shareholder's name on the books of the Fund. Shareholders of a Class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that Class of Shares (such as a distribution plan or service agreement relating to that Class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that Class differ from the interests of holders of any other Class.

The Fund will continue without limitation of time, provided however that:

1) Subject to the majority vote of the holders of shares of any Portfolio of the Fund outstanding, the Trustees may sell or convert the assets of such Portfolio to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of such Portfolio;

2) Subject to the majority vote of shares of any Portfolio of the Fund outstanding, the Trustees may sell and convert into money the assets of such Portfolio and distribute such assets ratably among the shareholders of such Portfolio; and

3) Without the approval of the shareholders of any Portfolio, unless otherwise required by law, the Trustees may combine the assets of any two or more Portfolios into a single Portfolio so long as such combination will not have a material adverse effect upon the shareholders of such Portfolio.

Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1), 2), and 3) above, that Portfolio shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged with regard to that Portfolio.

Dividend and Capital Gains Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains (see discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus). The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution, except for the Cash Reserves Portfolio. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gain distributions are automatically received in additional shares of that Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gain distribution is paid.

Each Portfolio of the Fund is treated as a separate entity (and hence, as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Funds property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed Portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act, as amended, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

                             PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate the past performance of its Portfolios. Performance quotations by investment companies are subject to rules adopted by the Securities and Exchange Commission ("SEC"), which require the use of standardized performance quotations or, alternatively, that every non- standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods for computing performance follows.

Total Return

A Portfolio's average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods (or, if shorter, the period since inception of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period (or, if shorter, the period since inception of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                P (1+T)n = ERV
Where:          P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = number of years
                ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

The average annual total return of each Institutional Class Portfolio of the Fund for the periods noted is set forth below:

                                          1 Year        5 Years       10 Years    Inception
                                           ended         ended         ended          to              Inception
                                          9/30/96       9/30/96       9/30/96      9/30/96               Date
                                          -------       -------       -------      -------            -----------

Emerging Markets Portfolio                    6.21        --             --         14.25              02/28/95
Equity Portfolio                             16.48       13.64         14.10        15.95              11/14/84
Growth Portfolio*                              N/A         N/A           --           --                 N/A
International Equity Portfolio                8.87        7.80           --          7.92              11/25/88
Mid Cap Growth Portfolio                     28.81       17.51           --         20.45              03/30/90
Mid Cap Value Portfolio                      22.30        --             --         32.88              12/30/94
Small Cap Value Portfolio                    24.00       20.04         13.64        12.55              07/01/86
Value Portfolio                              18.41       17.89         14.79        16.86              11/05/84
Cash Reserves Portfolio                       5.35        4.19           --          4.66              08/29/90
Domestic Fixed Income Portfolio               4.41        8.83           --         10.00              09/30/87
Fixed Income Portfolio                        7.63        8.94          9.38        10.92              11/14/84
Fixed Income Portfolio II                     6.12        8.16           --         10.00              08/31/90
Global Fixed Income Portfolio                 6.83         --            --          8.51              04/30/93
High Yield Portfolio                         13.83       14.52           --         11.45              02/28/89
Intermediate Duration Portfolio               6.27         --            --          8.84              10/03/94
International Fixed Income Portfolio          6.13         --            --          9.55              04/29/94
Limited Duration Portfolio                    5.47         --            --          5.77              03/31/92
Mortgage-Backed Securities Portfolio          6.10         --            --          6.82              01/31/92
Municipal Portfolio                           9.46         --            --          7.83              10/01/92
PA Municipal Portfolio                        9.03         --            --          8.35              10/01/92
Special Purpose Fixed Income Portfolio        7.74         --            --          9.42              03/31/92
Balanced Portfolio                           13.47         --            --         11.31              12/31/92
Multi-Asset-Class Portfolio                  13.75         --            --         14.48              07/29/94
Balanced Plus Portfolio*                       N/A         --            --           --                    N/A
Advisory Foreign Fixed Income Portfolio      16.47         --            --         14.42              10/07/94
Advisory Mortgage Portfolio                   6.56         --            --          8.68              04/12/95

* The Growth and Balanced Plus Portfolios had not commenced operations as of September 30, 1996.




The average annual total return of each Investment Class Portfolio of the fund for the periods noted is set forth below:


                                                                                               Inception
                                           1 Year       5 Years      10 Years    Inception      Date of
                                           ended        ended         ended         to         Investment
                                          9/30/96      9/30/96       9/30/96      9/30/96        Class
                                          -------      -------       -------      -------       ----------
Value Portfolio                             --            --            --         4.78            05/6/96
Equity Portfolio                            --            --            --         6.02            04/10/96
International Equity Portfolio              --            --            --         1.61            04/10/96
Mid Cap Value Portfolio                     --            --            --         5.61            05/10/96
High Yield Portfolio                        --            --            --         5.33            05/21/96
Special Purpose Fixed Income Portfolio      --            --            --         4.25            04/10/96
Multi-Asset-Class Portfolio                 --            --            --         1.75            06/10/96
Balanced Plus Portfolio*                    --            --            --         --                  N/A

* The Balanced Plus Portfolio had not commenced operations as of September 30, 1996.

The average annual total return of each Adviser Class Portfolio of the Fund for the periods noted is set forth below:



                                                                                                   Inception
                                           1 Year       5 Years       10 Years     Inception        Date of
                                           ended         ended          ended         to            Adviser
                                          9/30/96       9/30/96        9/30/96      9/30/96          Class
                                          -------       -------        -------      -------        --------
Value Portfolio                             --            --            --         10.63           07/17/96


The Portfolios may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:


                Aggregate Total Return =               [  (  ERV  )  -  1  ]
                                                  -----------------------------
                                                               P


The aggregate total return of each Portfolio for the periods noted is set forth below. One year aggregate total return figures and Portfolio inception dates are reflected under the annual total return figures provided above.


                                                               5 Years
                                                                 ended                   Inception to
                                                               9/30/96                      9/30/96
                                                               -------                      -------

Emerging Markets Portfolio                                     N/A                             23.52
Equity Portfolio                                                89.49                         479.86
Growth Portfolio**                                             N/A                            N/A
International Equity Portfolio                                  45.57                          81.84
Mid Cap Growth Portfolio                                       124.09                         235.40
Mid Cap Value Portfolio                                        N/A                             64.49
Small Cap Value Portfolio                                      149.25                         235.21
Value Portfolio                                                127.75                         538.61
Cash Reserves Portfolio                                         22.83                          31.95
Domestic Fixed Income Portfolio                                 52.64                         135.68
Fixed Income Portfolio                                          53.46                         242.49
Fixed Income Portfolio II                                       48.02                          78.57
Global Fixed Income Portfolio                                  N/A                             32.23
High Yield Portfolio                                            97.01                         127.57
Intermediate Duration Portfolio                                N/A                             18.38
International Fixed Income Portfolio                           N/A                             24.73
Limited Duration Portfolio                                     N/A                             28.72
Mortgage-Backed Securities Portfolio                           N/A                             36.03
Municipal Portfolio                                            N/A                             35.14
PA Municipal Portfolio                                         N/A                             37.77
Special Purpose Fixed Income Portfolio                         N/A                             49.96
Balanced Portfolio                                             N/A                             49.44
Multi-Asset-Class Portfolio                                    N/A                             34.14
Balanced Plus Portfolio**                                      N/A                             N/A
Advisory Foreign Fixed Income Portfolio                        N/A                             30.58
Advisory Mortgage Portfolio                                    N/A                                -

* The above performance information relates solely to the Institutional Class. Performance for the Investment Class and Adviser Class would be lower because of the Shareholder Servicing fees and 12b-1 fees charged to the Investment Class and Adviser Class, respectively. ** The Growth and Balanced Plus Portfolios had not commenced operations as of September 30, 1996.


The Portfolios may also calculate a total return gross of all expenses which reflects the cumulative percentage change in value over the measuring period prior to the deduction of all fund expenses. The formula for calculating the total return gross of all expenses can be expressed as follows:

Total Return Gross of all Expenses = ((ERV + E)/P) -1)

E = Fund expenses deducted from the ending redeemable value during the measuring period.

The annualized since inception gross of fees returns of the Fund's portfolios are set forth below:


                                                                          Annualized Since
                                                                               Inception
                                                                             Period Ended:
                                                                                9/30/96
                                   MAS EQUITY FUNDS                       (Gross of Fees)*
Inception Date
   11/14/84                        Equity Portfolio                              16.67
   11/05/84                        Value Portfolio                               17.59
   07/01/86                        Small Cap Value Portfolio                     13.53
   03/30/90                        Mid Cap Growth Portfolio                      21.17
   11/25/88                        International Equity Portfolio                 8.59
   12/30/94                        Mid Cap Value                                 33.87
   02/28/95                        Emerging Markets Portfolio                    15.62

                                   MAS FIXED INCOME FUNDS

   11/14/84                        Fixed Income Portfolio                        11.44
   09/30/87                        Domestic Fixed Income Portfolio               10.50
   03/31/92                        Special Purpose Income Portfolio               9.14
   03/31/92                        Limited Duration Portfolio                     6.18
   01/31/92                        Mortgage-Backed Portfolio                      7.45
   02/28/89                        High Yield Portfolio                          12.15
   10/01/92                        Municipal Portfolio                            8.41
   10/01/92                        PA Municipal Portfolio                         8.87
   04/30/93                        Global Fixed Income Portfolio                  9.15
   04/29/94                        International Fixed Income Portfolio          10.20
   10/07/94                        Advisory Foreign Fixed Income Portfolio       17.95
   10/03/94                        Intermediate Duration Portfolio                9.50
   04/12/95                        Advisory Mortgage Portfolio                    8.71

                                   MAS BALANCED FUNDS

   12/31/92 Balanced Portfolio                                                   11.93
   07/29/94 Multi-Asset-Class
            Portfolio                                                            15.18

*Annualized


The Municipal Portfolio and the PA Municipal Portfolio may also calculate a total return which reflects the cumulative percentage change in value over the measuring period after the deduction of income taxes. The formula for calculating the total after tax return can be expressed as follows:

Total After Tax Return = (((((ERV-M)/P) x T) + (M/P)) -1)
M = Portion of ending redeemable value which was derived from tax exempt income. T = Applicable tax rate.








The after tax returns are as follows for the Municipal Portfolio and the PA Municipal Portfolio for the period 10/1/92 (inception of the Funds) through 9/30/96:

                                           Pre-tax return        Post-tax return
PA Municipal Portfolio                           --              8.35*/37.77**
Municipal Portfolio                              --              7.82*/35.14**

*Annualized
**Cummulative


The tax rates used were 31% federal and 2.8% Pennsylvania. All Municipal Interest was considered exempt from federal taxes and interest from treasuries was considered exempt from Pennsylvania.

Yield

In addition to total return, each portfolio of the Fund (except the Cash Reserves Portfolio) may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the Securities and Exchange Commission and can be expressed as follows:


             Yield  =  2  [ ( (a-b/cd) + 1) 6 - 1 ]



Where:
a =      dividends and interest earned during the period.
b =      expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations. The 30-day yield figures for each of the Fund's fixed-income and equity portfolios is set forth below:


                                                                 Period ending
                                                                 9/30/96
                                                                 -------
Emerging Markets Portfolio                                       2.27
Equity Portfolio                                                 1.96
International Equity Portfolio                                   1.90
Mid Cap Growth Portfolio                                         0.06
Mid Cap Value Portfolio                                          0.22
Small Cap Value Portfolio                                        0.72
Value Portfolio                                                  1.97
Domestic Fixed Income Portfolio                                  5.91
Fixed Income Portfolio                                           7.14
Fixed Income Portfolio II                                        6.23
Global Fixed Income Portfolio                                    5.50
High Yield Portfolio                                            10.07
Intermediate Duration Portfolio                                  6.51
International Fixed Income Portfolio                             5.52
Limited Duration Portfolio                                       6.17
Mortgage-Backed Securities Portfolio                             8.16
Municipal Portfolio                                              4.84
PA Municipal Portfolio                                           4.69
Special Purpose Fixed Income Portfolio                           7.16
Balanced Portfolio                                               4.09

Multi-Asset-Class Portfolio                                      3.86
Advisory Foreign Fixed Income Portfolio                          6.44
Advisory Mortgage Portfolio                                      7.07



As of the date of this Statement of Additional Information, the Growth and Balanced Plus Portfolios, had not commenced operations.


* The above performance information relates solely to the Institutional Class. Performance for the Investment Class and Adviser Class would be lower because of the Shareholder Servicing fees and 12b-1 fees charged to the Investment Class and Adviser Class, respectively.

Yield of the Cash Reserves Portfolio

The current yield of the Cash Reserves Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by the value of the account at the beginning of the period and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualizing of the current yield with all dividends reinvested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the results.

Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Cash Reserves Portfolio for the 7 day base period ending September 30, 1996.



                                                         Period ending
                                                             9/30/96
                                                             -------
Value at beginning of period                               1.000000
Value at end of period                                     1.000992
Net change in account value                                0.000992
Annualized current yield                                   5.17%
Effective yield                                            5.31%


The net asset value of the Cash Reserves Portfolio is $1.00 and has remained at that amount since the initial offering of the Portfolio. The yield of the Portfolio will fluctuate. The annualizing of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

The performance of a Portfolio, as well as the composite performance of all Fixed-Income Portfolios and all Equity Portfolios, may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

                              COMPARATIVE INDICES

Each portfolio of the Fund may from time to time use one or more of the following unmanaged indices for performance comparison purposes:

Consumer Price Index

The Consumer Price Index is published by the US Department of Labor and is a measure of inflation.

Financial Times Actuaries World Ex US Index

The FT-A World Ex US Index is a capitalization-weighted price index, expressed in dollars, after dividend withholding taxes, of foreign stock prices. This index is calculated daily and reflects price changes in 24 major foreign equity markets. It is jointly compiled by the Financial Times, Ltd., Goldman, Sachs & Co., and County NatWest/Wood Mackenzie in conjunction with the Institute of Actuaries and the Faculty of Actuaries. First Boston High Yield Index

The First Boston High Yield Index was constructed to mirror the public high yield debt market. The index is a market weighted, trader priced index, tracked by the First Boston Corporation. There are approximately 475 securities in the index with a total market value of approximately $93 billion.

JP Morgan Traded Government Bond Index

The JP Morgan Traded Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of 13 countries. The index is maintained by JP Morgan Securities, Inc. and includes only liquid issues.

Lehman Brothers 5-Year Municipal Bond Index

Lehman Brothers 5-Year Municipal Bond Index is a total return performance benchmark for the intermediate investment grade tax exempt bond market. the index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years.

Lehman Brothers 10-Year Municipal

Lehman Brothers 10-Year Municipal Bond Index is a total return performance benchmark for the long term, investment grade tax exempt bond market. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years.

Lehman Brothers Aggregate Index

The Lehman Brothers Aggregate Index is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U. S. Government issues and $25 million for others.

Lehman Brothers Government/Corporate Index

The Lehman Brothers Government/Corporate Index is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U. S. Treasury, issues of Government agencies, and corporate debt backed by the U. S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U. S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Lehman Brothers Intermediate Government/Corporate Index

The Lehman Brothers Intermediate Government/Corporate Index is a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U. S. Government issues and $25 million for others. The Government Index includes public obligations of the U. S. Treasury, issues of Government agencies, and corporate debt backed by the U. S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Lehman Brothers Long Municipal Bond Index

The Lehman Brothers Long Municipal Bond Index is a total return for the long-term, investment-grade tax-exempt bond market for bonds. The index includes municipal bonds with maturities of 22 years or more.

Lehman Brothers Mortgage-Backed Securities Index

The Lehman Brothers Mortgage-Backed Securities Index includes fixed rate mortgage securities backed by GNMA, FHLMC, and FNMA. Graduated Payment Mortgages (GPM's) are included. All issues are AAA, with maturities of at least one year and outstanding par values of at least $100 million. Returns are market value weighted inclusive of accrued income.

Lipper Growth & Income Fund Index

The Lipper Growth & Income Fund Index is a net asset value weighted index of the 30 largest Funds within the Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gains distributions as of the ex-dividend dates.

Lipper High Current Yield Fund Average

The Lipper High Current Yield Fund Average reports the average return of all the Funds tracked by Lipper Analytical Services, Inc. classified as high yield funds. The number of Funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

Salomon World Government Bond Index ex US

The Salomon World Government Bond Index ex US is designed to provide a comprehensive measure of total return performance of the domestic government bond markets of 12 countries outside the United States. The index has been constructed with the aim of choosing "an inclusive" universe of institutionally traded fixed rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

International Finance Corporation Emerging Markets Index

The IFC Emerging Markets Index is an index designed to measure the total return in either US or local currency terms of developing markets as defined by the World Bank. The selection of stocks is made based on size, liquidity and industry. The weight given to any stock is determined by its market capitalization.

Lipper Money Market Average

The Lipper Money Market Average reports the average return of all the Funds tracked by Lipper Analytical Services, Inc., classified as money market Funds for any given period. The number of Funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

Merrill Lynch Corporate & Government Bond Index

The Merrill Lynch Corporate & Government Bond Index includes over 4,500 U.S. Treasury, Agency and investment grade corporate bonds. The Index is calculated daily and will be used from time to time in performance comparison for partial month periods.

Morgan Stanley Capital International World ex USA Index

The Morgan Stanley Capital International World ex USA Index is a capitalization-weighted price index expressed in dollars. The index reflects the performance of over 1,100 companies in 19 foreign equity markets. The index includes dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE Index

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morgan Stanley Capital International EAFE-GDP Weighted Index

The EAFE-GDP index is an arithmetic average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. The index is weighted by the Grow Domestic Product of the various countries in the index.

Morgan Stanley Capital International Emerging Markets Free Index

The MSCI Emerging Markets Free Index is a capitalization weighted index of over 800 stocks from 17 different emerging market countries.

NASDAQ Industrials Index

The NASDAQ Industrials Index is a measure of all NASDAQ National Market System issues classified as industrial based on Standard Industrial Classification codes relative to a company's major source of revenue. The index is exclusive of warrants, and all domestic common stocks traded in the regular NASDAQ market which are not part of the NASDAQ National Market System. The NASDAQ Industrials Index is market value weighted.

Russell 1000

The Russell 1000 Index consists of the 1,000 largest of the 3,000 largest stocks. Market capitalization is typically between $610 million and $85 billion. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 1,000 stocks in the Russell 1000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

Russell 2000

The Russell 2000 Index consists of the 2,000 smallest of the 3,000 largest stocks. Market capitalization is typically between $610 million and $57 million. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2,000 stocks in the Russell 2000 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

Russell 2500

The Russell 2500 Index consists of the 2,500 smallest of the 3,000 largest stocks. Market capitalization is typically between $1.7 billion and $57 million. The list is rebalanced each year on June 30. If a stock is taken over or goes bankrupt, it is not replaced until rebalancing. Therefore, there can be fewer than 2,500 stocks in the Russell 2500 Index. The index is an equity market capitalization weighted index available from Frank Russell & Co. on a monthly basis.

Russell 3000

The Russell 3000 Index is a combination of the Russell 1000 Index and the Russell 2000 Index.

Salomon 1-3 Year Treasury/Government Sponsored Index

The Salomon 1-3 Year Treasury/Government Sponsored Index includes U.S. Treasury and agency securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the index.

Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index

The Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index includes U.S. Treasury, agency and investment grade (BBB or better) securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the index.

Salomon Broad Index

The Salomon Broad Index, also known as the Broad Investment Grade (BIG) Index, is a fixed income market capitalization-weighted index, including U. S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans; the corporate index includes returns for 17 industry sub-sectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements, and derivatives (e. g., U. S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the index is published monthly.

Salomon High-Yield Market Index

The Salomon High-Yield Market Index includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment-grade quality rating from either Standard & Poor's or Moody's rating services.

Salomon Mortgage Index

The Salomon Mortgage Index includes agency pass-throughs (GNMA, FHLMC, FNMA) and FHA and GNMA project loans. Pools with remaining terms shorter than 25 years are seasoned; pools with longer terms are classified as new. The index is published monthly.

Salomon One To Three Year Treasury Index

The Salomon One To Three Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

Salomon World Government Bond Index

The Salomon World Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of thirteen countries. The index has been constructed with the aim of choosing an "all inclusive" universe of institutionally traded fixed-rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

S&P 500

The S&P 500 is a portfolio of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the index. The list is maintained by Standard & Poor's Corporation. It is market capitalization weighted. Unlike the Russell indices, there are always 500 names in the S&P 500. Changes are made by Standard & Poor's as needed.

S&P Mid Cap 400 Index

The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.


S&P/BARRA Mid Cap 400 Growth Index

The S&P/BARRA Mid Cap 400 Growth Index is constructed by dividing the stocks in the S&P MidCap 400 Index according to a single attribute: price-to-book ratios. The MidCap 400 Growth Index is composed of firms with higher price-to-book ratios. Like the MidCap 400, the MidCap 400 Growth Index is capitalization-weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value.

S&P 500 Ex South Africa Index

The S&P 500 Ex South Africa Index is the same as the S&P 500 Index excluding companies that are on the Investor Responsibility Research Center (IRRC) list of companies doing business in South Africa. This index is maintained by Wilshire Associates.

Wilshire 5000 Equity Index

The Wilshire 5000 Equity Index measures performance of all US headquartered equity securities with readily available price data. Approximately 6,000 capitalization weighted security returns are used to calculate the index.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended September 30, 1996, including notes thereto and the report of Price Waterhouse LLP thereon are incorporated herein by reference. A copy of the 1996 Annual Report will accompany the delivery of this Statement of Additional Information.


                 APPENDIX-DESCRIPTION OF SECURITIES AND RATINGS

I. Description of Bond Ratings

Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: judged to be the best quality; carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; Ba: B: protection of interest and principal payments is questionable.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1,2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Corporate Bond Ratings:

AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch Investors Services, Inc. Corporate Bond Ratings:

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on the these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

Excerpts from Duff & Phelps Corporate Bond Ratings:

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+,BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protections factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearage.

Description of Bond Ratings

Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree an is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1,2 and 3 in each rating classification from "aa "through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Preferred Stock Ratings

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations , although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB,B,CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus(+) or Minus(-): The ratings from "AA" for "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch Investors Services, Inc. Preferred Stock Ratings:

AAA: Preferred stocks assigned this rating are the highest quality. Strong asset protection, conservative balance sheet ratios, and positive indications of continued protection of preferred dividend requirements are prerequisites for an "AAA" rating.

AA: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

A: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

BBB: Preferred or preference issues assigned this rating are reasonably safe but lack the protections of the "A" to "AAA" categories. Current results should be watched for possible of deterioration.

BB: Preferred or preference issues assigned this rating are considered speculative. The margin of protection is slim or subject to wide fluctuations. The loner-term financial capacities of the enterprises cannot be predicted with assurance.

B: Issues assigned this rating are considered highly speculative. While earnings should normally cover dividends, directors may reduce or omit payment due to unfavorable developments, inability to finance, or wide fluctuations in earnings.

CCC: Issues assigned this rating are extremely speculative and should be assessed on their prospects in a possible reorganization. Dividend payments may be in arrears with the status of the current dividend uncertain.

CC: Dividends are not currently being paid and may be in arrears. The outlook for future payments cannot be assured.

C: Dividends are not currently being paid and may be in arrears. Prospects for future payments are remote.

D: Issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "CCC", "CC", "C", and "D" categories.

                                    MAS FUNDS
                            PART C: OTHER INFORMATION
                         Post-Effective Amendment No. 42

Item 24.  Financial Statements and Exhibits:


     (a)  Part A - Financial Highlights
          Part B - The following audited financial statements as of September 30, 1996 and the report of the independent auditors, Price Waterhouse LLP, dated November 21, 1996 are incorporated by reference to the Statement of Additional Information from Form N-30D filed on December 5, 1996 with Accession Number 0000893220-96-002004.
                  Statement of Net Assets
                  Statement of Operations
                  Statement of Changes in Operations
                  Financial Highlights
                  Notes to Financial Statements
                  Report of Independent Accountants
          The following audited financial statements as of September 30, 1996 and the report of the Independent auditors, Price Waterhouse LLP, dated November 21, 1996 are incorporated by reference to the Statement of Additional Information from Form N-30D filed on December 5, 1996 with Accession Number 0000893220-96-002001.
                  Statement of Net Assets
                  Statement of Operations
                  Statement of Changes in Operations
                  Financial Highlights
                  Notes to Financial Statements
                  Report of Independent Accountants

     (b)  Additional Exhibits

          (1) Amended and Restated Declaration of Trust is incorporated by reference to Exhibit 1 of the initial Registration Statement, as filed on March 1, 1984.
          (1)(a) Amendment No. 1 to Amended and Restated Declaration of Trust, dated May 20, 1992 is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 25, as filed on January 28, 1993.
          (1)(b) Amended and Restated Declaration of Trust, dated November 18, 1993 is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 29, as filed on December 27, 1993.

          (1)(c) Amended and Restated Agreement and Declaration of Trust dated November 18, 1993, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 42, as filed on July 15, 1996.
          (2) By-Laws are incorporated by reference to Exhibit 2 of the initial Registration Statement, as filed on March 1, 1984.
          (2)(a) By-Laws are incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 29, as filed on December 27, 1993.
          (2)(b) Amended and Restated By-Laws dated November 21, 1996 are filed herewith.

          (3)     Not Applicable.
          (4) Specimen of Security for the Global Fixed Income Portfolio and the Balanced Portfolio is incorporated by reference to Exhibit 4 of Post-Effective Amendment No. 24, as filed on October 30, 1992.
          (4)(a) Specimen of Security for the Growth Portfolio is incorporated by reference to Exhibit 4 of Post-Effective Amendment No. 26, as filed on June 28, 1993.
          (5) Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated July 1, 1988 is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 8.
          (5)(a)  Investment Advisory Agreement with Miller Anderson &
                  Sherrerd, LLP is filed herewith.
          (6) Distribution Agreement with MAS Fund Distribution, Inc. dated April 13, 1993 is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 26, as filed on June 28, 1993.
          (6)(a)  Distribution Agreement with MAS Fund Distribution,
                  Inc. is filed herewith.
          (7)     Not Applicable.
          (8) Custodian Agreement with State Street Bank & Trust Company is incorporated by reference to Exhibit 8 of the initial Registration Statement, as filed on March 1, 1984.
          (8)(a) Custodian Agreement with Morgan Stanley Trust Company dated September 1, 1993 is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 41 filed on January 30, 1996, as originally filed with Post-Effective Amendment No. 29 on December 27, 1993.
          (8)(b) Custodian Agreement with United States Trust Company of New York dated July 22, 1994 is incorporated by reference to
                  Exhibit 8(b) of Post-Effective Amendment No. 41, as filed on January 30, 1996.

          (8)(c) Amendment dated January 3, 1996 between Morgan Stanley Trust Company and MAS Funds is incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 41, as filed on January 30, 1996.
          (9) Administration Agreement with The Vanguard Group dated September, 1984 is incorporated by reference to Exhibit 9 of Pre-Effective Amendment No. 3, as filed on August 27, 1984.
          (9)(a) Administration Agreement with Miller Anderson & Sherrerd, LLP dated November 18, 1993 is incorporated by reference to
                  Exhibit 9 of Post-Effective Amendment No. 29, as filed on December 27, 1993.
          (9)(b) Sub-Administration Agreement with United States Trust Company of New York dated November 18, 1993 is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 29, as filed on December 27, 1993.
          (9)(c) Transfer Agency Agreement with United States Trust Company of New York dated November 18, 1993 is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 29, as filed on December 27, 1993.
          (9)(d)  Administration Agreement with Miller Anderson &
                  Sherrerd, LLP is filed herewith.
          (9)(e) Investment Class Shareholder Service Agreement is incorporated by reference to Exhibit 15(a) of Post-Effective Amendment No. 41, as filed on January 30, 1996.
          (9)(f) Investment Class Service Provider Agreement is incorporated by reference to Exhibit 15(b) of Post-Effective Amendment No. 40, as filed on December 1, 1995.
          (10) Opinion and Consent of Counsel dated August 23, 1984 is incorporated by reference to Exhibit 10 of Pre-Effective Amendment No. 3, as filed on August 27, 1984.

          (11)    Consent of Independent Public Accountants
          (12)    Not Applicable.

          (13)    Not Applicable.
          (14)    Not Applicable.
          (15) Distribution Plan relating to Adviser Class Shares is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 41, as filed on January 30, 1996.
          (16) Performance Quotation Computation is incorporated by reference to Exhibit 16 of Post-Effective Amendment No. 21, as filed on April 6, 1992.
          (18)    Rule 18f-3 Multiple Class Plan is incorporated by reference to
                  Exhibit 18 of Post-Effective Amendment No. 41, as filed on January 30, 1996.

          (24) Powers of Attorney for Joseph P. Healey, Joseph J. Kearns, Douglas W. Kugler, John H. Grady, Jr., Lorraine Truten, C. Oscar Morong, Jr., Thomas L. Bennett, James D. Schmid, Vincent R. McLean and Thomas P. Gerrity are filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant

     Registrant is not controlled by or under common control with any person.

Item 26. Number of Holders of Securities:

     As of January 2, 1997, the number of record holders of each class of securities of Registrant was as follows:


                                                                  Number of
     Title of Class                                            Record Holders
     --------------                                            --------------

Institutional Class:
Advisory Foreign Fixed Income........................................70
Advisory Mortgage....................................................61
Emerging Markets....................................................146
Equity..............................................................666
Growth................................................................0
International Equity................................................629
Mid Cap Growth......................................................295
Mid Cap Value.......................................................249
Small Cap Value.....................................................430
Value...............................................................885
Cash Reserves.......................................................136
Domestic Fixed Income................................................58
Fixed Income........................................................589
Fixed Income II......................................................46
Global Fixed Income..................................................70
High Yield..........................................................382
Intermediate Duration................................................10
International Fixed Income...........................................56

Limited Duration....................................................176
Mortgage-Backed Securities...........................................22
Municipal............................................................77
PA Municipal.........................................................31
Special Purpose Fixed Income........................................250
Balanced............................................................127
Multi-Asset-Class...................................................109
Balanced Plus.........................................................0

Investment Class:
Equity................................................................3
Value................................................................14
Fixed Income..........................................................5
International Equity..................................................4
High Yield............................................................5
Mid Cap Value.........................................................2
Special Purpose Fixed Income..........................................2
Multi-Asset-Class.....................................................2
Cash Reserves.........................................................0
Balanced..............................................................0

Adviser Class:
Mid Cap Value.........................................................0
Value.................................................................4
Fixed Income..........................................................1
High Yield............................................................0
Limited Duration......................................................0
Balanced..............................................................1


Item 27. Indemnification:

Reference is made to Article V of Registrant's By-Laws dated November 18, 1993, which is incorporated by reference. Registrant hereby also makes the undertaking consistent with rule 484 under the Securities Act of 1933, as amended.

The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgements, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, or whether by or in the right of the Trust, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of self-dealing, willful misconduct or recklessness. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

Item 28. Business and Other Connections of Investment Adviser:

Miller Anderson & Sherrerd, LLP (the "Adviser") is a Pennsylvania limited liability partnership founded 1969. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors.

The information required by this Item 28 with respect to each director, officer, or partner of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules B and D of Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC file No. 801- 10437).

Item 29. Principal Underwriters:

     (a) MAS Fund Distribution, Inc. acts as sole distributor of the Registrant's shares.

     (b) The principal address for MAS Fund Distribution, Inc. and each partner and officer listed below is One Tower Bridge, West Conshohocken, PA 19428.

Name and Principal          Positions and                      Positions and
Business Address        Offices with Underwriter         Offices with Registrant
----------------        ------------------------         -----------------------

Lorraine Truten          President                             Vice President
Ronald R. Reese          Secretary & Treasurer                 N/A
Paul A. Frick            Compliance Officer
Gary G. Schlarbaum       Director                              N/A
Thomas L. Bennett        Director                              Trustee
James D. Schmid          Director                              President


     (c) Not applicable

Item 30. Location of Accounts and Records:

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:


          The Chase Manhattan Bank
          One Chase Manhattan Plaza
          New York, N.Y. 10081
          (records relating to its function as custodian)


          Morgan Stanley Trust Company
          1 Pierrepont Plaza
          Brooklyn, New York 11201
          (records relating to its function as custodian)

          Chase Global Funds Services
          73 Tremont Street
          Boston, MA 02108-3913
          (records relating to its functions as sub-administrator, transfer agent and dividend disbursing agent)

          Miller Anderson & Sherrerd, LLP
          One Tower Bridge
          West Conshohocken, Pennsylvania 19428
          (records relating to its function as investment adviser)

Item 31. Management Services

Not Applicable

Item 32. Undertakings:

(a)       Not applicable

(b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

(c) Registrant hereby undertakes to comply with the intent of the provisions of Section 16(c) of the Investment Company Act of 1940 in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of trustees and to assist in shareholder communications in such matters.

(d) Registrant hereby undertakes to file a post-effective amendment to its Registration Statement within four to six months of the effective date of Post-Effective Amendment No. 42 that contains financial statements for the Balanced Plus Portfolio which need not be audited.

                                   Signatures

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment no. 43 to be signed on its behalf by the undersigned, thereunto duly authorized, in the District of Columbia on the 28h day of January 1997.
                                         MAS FUNDS


                                                     *
                         By: --------------------------
                           James D. Schmid, President



          Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity on the dates indicated.

        *                            Trustee             January 28, 1997
----------------------------
Thomas L. Bennett

        *                            Trustee             January 28, 1997
----------------------------
Thomas P. Gerrity

        *                            Trustee             January 28, 1997
----------------------------
Joseph P. Healey

        *                            Trustee             January 28, 1997
----------------------------
Joseph J. Kearns

        *                            Trustee             January 28, 1997
----------------------------
Vincent R. McLean

        *                            Trustee             January 28, 1997
----------------------------
C. Oscar Morong, Jr.

        *                            President           January 28, 1997
----------------------------
James D. Schmid

        *                            Treasurer           January 28, 1997
----------------------------
Douglas W. Kugler


*By:  /s/ John H. Grady, Jr.
      ----------------------
       John H. Grady, Jr.
       Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit                                                                                                      Page
-------                                                                                                      ----

EX-99.B1              Amended and Restated Declaration of Trust is incorporated
                      by reference to Exhibit 1 of the initial Registration
                      Statement, as filed on March 1, 1984.
EX-99.B1(a)           Amendment No. 1 to Amended and Restated Declaration of Trust,
                      dated May 20, 1992 is incorporated by reference to Exhibit 2 of Post-
                      Effective Amendment No. 25, as filed on January 28, 1993.
EX-99.B1(b)           Amended and Restated Declaration of Trust, dated November
                      18, 1993 is incorporated by reference to Exhibit 1 of
                      Post-Effective Amendment No. 29, as filed on December 27,
                      1993.
EX-99.B1(c)           Amended and Restated Agreement and Declaration of Trust
                      dated November 18, 1993, as corrected by the Trustees on
                      February 29, 1996, is incorporated by reference to Exhibit
                      1 of Post-Effective Amendment No. 42, as filed on July 15,
                      1996.
EX-99.B2              By-Laws are incorporated by reference to Exhibit 2 of the
                      initial Registration Statement, as filed on March 1, 1984.
EX-99.B2(a)           By-Laws are incorporated by reference to Exhibit 2 of Post-Effective
                      Amendment No. 29, as filed on December 27, 1993.

EX-99.B2(b)           Amended and Restated By-Laws dated November 21, 1996, are
                      filed herewith.

EX-99.B3              Not Applicable.
EX-99.B4              Specimen of Security for the Global Fixed Income Portfolio
                      and the Balanced Portfolio is incorporated by reference to
                      Exhibit 4 of Post-Effective Amendment No. 24, as filed on
                      October 30, 1992.
EX-99.B4(a)           Specimen of Security for the Growth Portfolio is
                      incorporated by reference to Exhibit 4 of Post-Effective
                      Amendment No. 26, as filed on June 28, 1993.
EX-99.B5              Investment Advisory Agreement with Miller Anderson &
                      Sherrerd, LLP dated July 1, 1988 is incorporated by
                      reference to Exhibit 5 of Post-Effective Amendment No. 8.
EX-99.B5(a)           Investment Advisory Agreement with Miller Anderson
                      & Sherrerd, LLP dated January 3, 1996 is filed herewith.
EX-99.B6              Distribution Agreement with MAS Fund Distribution, Inc. dated April 13,
                      1993 is incorporated by reference to Exhibit 6 of Post-Effective
                      Amendment No. 26, as filed on June 28, 1993.
EX-99.B6(a)           Distribution Agreement with MAS Fund Distribution, Inc.
                      dated January 3, 1996 is filed herewith.
EX-99.B7              Not Applicable.
EX-99.B8              Custodian Agreement with State Street Bank & Trust Company is incorporated by reference to Exhibit 8 of the initial
                      Registration Statement, as filed on March 1, 1984.



Exhibit                                                                                                      Page
-------                                                                                                      ----
EX-99.B8(a)           Custodian Agreement with Morgan Stanley Trust Company
                      dated September 1, 1993 is incorporated by reference to
                      Exhibit 8(a) of Post-Effective Amendment No. 41 filed on
                      January 30, 1996, as originally filed with Post-Effective
                      Amendment No. 29 on December 27, 1993.
EX-99.B8(b)           Custodian Agreement with United States Trust Company of
                      New York dated July 22, 1994 is incorporated by reference
                      to Exhibit 8(b) of Post-Effective Amendment No. 41, as
                      filed on January 30, 1996.
EX-99.B8(c)           Amendment dated January 3, 1996 between Morgan Stanley
                      Trust Company and MAS Funds is incorporated by reference
                      to Exhibit 8(c) of Post-Effective Amendment No. 41, as
                      filed on January 30, 1996.
EX-99.B9              Administration Agreement with The Vanguard Group dated
                      September, 1984 is incorporated by reference to Exhibit 9
                      of Pre-Effective Amendment No. 3, as filed on August 27,
                      1984.
EX-99.B9(a)           Administration Agreement with Miller Anderson & Sherrerd,
                      LLP dated November 18, 1993 is incorporated by reference
                      to Exhibit 9 of Post-Effective Amendment No. 29, as filed
                      on December 27, 1993.
EX-99.B9(b)           Sub-Administration Agreement with United States Trust
                      Company of New York dated November 18, 1993 is
                      incorporated by reference to Exhibit 9 of Post-Effective
                      Amendment No. 29, as filed on December 27, 1993.
EX-99.B9(c)           Transfer Agency Agreement with United States Trust Company of New York dated November 18, 1993 is incorporated by
                      reference to Exhibit 9 of Post-Effective Amendment No. 29, as filed on December 27, 1993.
EX-99.B9(d)           Administration Agreement with Miller Anderson &
                      Sherrerd, LLP dated January 3, 1996 is filed herewith.
EX-99.B9(e)           Investment Class Shareholder Service Agreement is incorporated by reference to Exhibit 15(a) of Post-Effective Amendment No. 41, as filed on January 30, 1996.
EX-99.B9(f)           Investment Class Service Provider Agreement is incorporated by reference to Exhibit 15(b) of Post-Effective Amendment No. 40, as filed on December 1, 1995.
EX-99.B10             Opinion and Consent of Counsel dated August 23, 1984 is
                      incorporated by reference to Exhibit 10 of Pre-Effective
                      Amendment No. 3, as filed on August 27, 1984.
EX-99.B11             Consent of Independent Public Accountants.
EX-99.B12             Not Applicable.
EX-99.B13             Not Applicable.
EX-99.B14             Not Applicable.
EX-99.B15             Distribution Plan relating to Adviser Class Shares is
                      incorporated by reference to Exhibit 15 of Post-Effective
                      Amendment No. 41, as filed on January 30, 1996.
EX-99.B16             Performance Quotation Computation is incorporated by reference to
                      Exhibit 16 of Post-Effective Amendment No. 21, as filed on April 6,
                      1992.


Exhibit                                                                                                      Page
-------                                                                                                      ----
EX-99.B18             Rule 18f-3 Multiple Class Plan is incorporated by
                      reference to Exhibit 18 of Post-Effective Amendment No.
                      41, as filed on January 30, 1996.

EX-99.B24             Powers of Attorney for Joseph P. Healey, Joseph J. Kearns, Douglas
                      W. Kugler, John H. Grady, Jr., Lorraine Truten, C. Oscar Morong, Jr.,
                      Thomas L. Bennett, James D. Schmid, Vincent R. McLean and
                      Thomas P. Gerrity are filed herewith.


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